UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21587

Old Mutual Funds I
(Exact name of registrant as specified in charter)
________

4643 South Ulster Street, Suite 600
Denver, CO 80237
(Address of principal executive offices)

Julian F. Sluyters
4643 South Ulster Street, Suite 600, Denver, CO 80237
(Name and address of agent for service)

Copies to:

Jay G. Baris, Esq.	Andra C. Ozols, Esq.
Kramer Levin Naftalis & Frankel LLP	Old Mutual Capital, Inc.
1177 Avenue of the Americas	4643 South Ulster Street, Suite 600
New York, New York 10036	Denver, CO 80237
(212) 715-9100	(720) 200-7725

Registrant’s telephone number, including area code: 1-888-772-2888

Date of fiscal year end: July 31

Date of reporting period: July 31, 2008

Item 1.	Reports to Stockholders.

[OLD MUTUAL LOGO]
          Funds I

                                                         Old Mutual Funds I

                                                           ANNUAL REPORT

                                                           July 31, 2008

Old Mutual Asset Allocation Conservative Portfolio

Old Mutual Asset Allocation Balanced Portfolio

Old Mutual Asset Allocation Moderate Growth Portfolio

Old Mutual Asset Allocation Growth Portfolio

TABLE OF CONTENTS

About This Report                                                                                                                  1

Message to Shareholders                                                                                                            3

Management Discussion of Fund Performance
and Schedules of Investments

   Old Mutual Asset Allocation Conservative Portfolio
      Class A (OMCAX), Class C (OMCCX), Class Z (OMCZX), Institutional Class (OMCIX)                                               4

   Old Mutual Asset Allocation Balanced Portfolio
      Class A (OMABX), Class C (OMBCX), Class Z (OMBZX), Institutional Class (OMBLX)                                               8

   Old Mutual Asset Allocation Moderate Growth Portfolio
      Class A (OMMAX), Class C (OMMCX), Class Z (OMMZX), Institutional Class (OMMIX)                                              12

   Old Mutual Asset Allocation Growth Portfolio
      Class A (OMGAX), Class C (OMCGX), Class Z (OMGZX), Institutional Class (OMGIX)                                              16

Statements of Assets and Liabilities                                                                                              21

Statements of Operations                                                                                                          22

Statements of Changes in Net Assets                                                                                               23

Financial Highlights                                                                                                              24

Notes to Financial Statements                                                                                                     26

Report of Independent Registered Public Accounting Firm                                                                           41

Notice to Shareholders                                                                                                            42

Proxy Voting and Portfolio Holdings                                                                                               43

Fund Expenses Example                                                                                                             44

Board of Trustees and Officers of the Trust                                                                                       46

Considerations of the Board in Approving Investment Advisory Agreements
and Investment Sub-Advisory Agreements                                                                                            48

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call toll-free at 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance results for short periods of time may not be representative of longer-term results. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Funds each offer Class A, Class C, Class Z and
Institutional Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Class Z and Institutional Class shares are only available to eligible shareholders. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions and Fund holdings as of July 31, 2008, the end of the report period, and are subject to change.
The information is not a complete analysis of every aspect of any sector, industry, security or of the Funds. Opinions and forecasts regarding industries, companies and/or themes and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of July 31, 2008 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investments in foreign securities may entail unique risks, including political, market and currency risks. Investing in fixed income securities involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds. An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific benchmarks. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Funds may significantly differ in holdings and composition from an index.
Individuals cannot invest directly in an index.

                                                                 1

ABOUT THIS REPORT - concluded

Indexes:

Lehman Brothers U.S. Aggregate Index

The unmanaged Lehman Brothers U.S. Aggregate Index is a widely recognized measure of the aggregate bond market. The unmanaged index is market value-weighted inclusive of accrued interest.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indexes.

Russell 3000® Value Index

Measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.
The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes.

Standard & Poor's SuperComposite 1500 Index

The unmanaged Standard & Poor's SuperComposite 1500 ("S&P 1500") Index is a broad-based, capitalization-weighted index comprising
1,500 stocks of large-cap, mid-cap and small-cap U.S. companies.

Standard & Poor's 500 Index

The unmanaged Standard & Poor's 500 ("S&P 500") Index is a market value-weighted index of large-cap common stocks considered representative of the broad market.

Index returns and statistical data included in this report are provided by Bloomberg, FactSet and Lehman Brothers.

                                                                 2

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

The investment environment over the past year was marked by extreme volatility, which first surfaced in the third quarter of 2007 and then erupted in the beginning of 2008. Surging crude oil prices, declining consumer confidence and ailing financial firms continued to fuel broad concerns about the economy and profits. Equity markets were generally weak across the board, without regard to market capitalization or investment style. During the year ended July 31, 2008, U.S. stocks, as measured by the S&P 500 Index, declined by (11.09)%. The broad market Russell 3000® Growth and Russell 3000® Value Indexes posted declines of (6.11)% and (14.75)%, respectively. The global economic outlook also remained negative as interest rates, currency markets, consumer demand, energy prices and earnings downgrades resulted in both a loss of confidence among investors and increased risk aversion.

The downturn in the housing market and dislocation in the mortgage market that contributed to the sharp increase in volatility in the latter half of 2007 continued throughout the first six months of 2008. The decreased willingness for market participants to adequately price a wide range of previously liquid financial instruments led to a credit crunch that severely disrupted all markets in March of 2008. Sagging home prices, uncertainty in the labor markets, decelerating wage growth and high gas prices brought consumer confidence down to a level not seen in decades. Overall, concerns about the U.S. economy and the credit crunch caused a major downturn in stock prices regardless of individual company fundamentals. Non-U.S. equity markets were also highly volatile as investors reacted adversely to a number of developments such as record commodity prices and other inflationary pressures, weakening conditions in major economies and ongoing tightness in global credit markets.

Despite this challenging environment, there are several reasons to remain cautiously optimistic as we look forward to the rest of
2008. While the markets in the short-term continue to be driven by momentum, we believe the next six to twelve months may show a rotation back to long ignored equities with solid cash balances, reasonable debt levels and good growth prospects. We are focusing our attention on companies we believe will do well regardless of the headlines in the paper.

As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in the
Old Mutual Asset Allocation Portfolios. Please do not hesitate to contact us if there is anything we can do to serve you better.
Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Funds I

                                                                 3

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Performance Highlights

o    For the year ended July 31, 2008, Class A shares of the Old Mutual Asset Allocation Conservative Portfolio (the "Fund")
     returned 0.24% at net asset value, while the S&P 1500 Index returned (10.51)% and the Lehman Brothers U.S. Aggregate Index
     returned 6.15%.

o    From a sector perspective, materials and utilities contributed positively to performance, while consumer staples detracted marginally. Industrials, financials and telecommunications services were among the sectors that detracted most from performance during the year.

o    Monsanto, Dominion Mining and E.ON were among the best performing stock holdings during the year, while NII Holdings, Maxim
     Integrated Products and SLM were among the top detractors.

o    Old Mutual TS&W Mid-Cap Value Fund and Old Mutual Dwight Intermediate Fixed Income Fund were the largest contributors to Fund performance, while Old Mutual International Equity Fund and Old Mutual Barrow Hanley Value Fund detracted from Fund performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the year ended July 31, 2008, Class A shares of the Old Mutual Asset Allocation Conservative Portfolio (the "Fund")
     returned 0.24% at net asset value, while the S&P 1500 Index returned (10.51)% and the Lehman Brothers U.S. Aggregate Index
     returned 6.15%. Performance for all share classes can be found on page 6.

Q.   What investment environment did the Fund face during the past year?

A.   This past year was a difficult period for equities and high yield bonds but was a good year for other types of bonds. A credit crisis began in the third quarter of 2007 but took a few months to impact equity markets around the world. Returns during the first three months of the year for equities were positive, but were eclipsed by negative returns during the last nine months.
     Value stocks declined more than growth stocks, while non-U.S. stocks lost more than U.S. stocks, particularly in July of 2008 as the U.S. Dollar gained significantly in strength. The Federal Reserve Board acted by cutting interest rates seven times and facilitating in the bail-out of Bear Stearns. These actions helped to keep most non-high yield bond returns positive.

Q.   Which market factors influenced the Fund's relative performance?

A.   Growth stocks outperformed value stocks, which had a neutral impact on the Fund as Ibbotson Associates Advisors, LLC
     ("Ibbotson") maintained a balance between growth and value throughout the year. International equities performed much like U.S.
     equities during the year and the Fund's exposure to them had a neutral impact. The Fund benefited due to its allocation to Real
     Estate Investment Trusts ("REITs"), small cap equities and emerging markets. Also, exposure to international bonds helped boost the Fund's relative return.

     The Fund's exposure to high yield bonds detracted from Fund performance.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, materials and utilities contributed positively to performance, while consumer staples detracted marginally. Industrials, financials and telecommunications services were among the sectors that detracted most from performance during the year.

     Monsanto, Dominion Mining and E.ON were among the best performing stock holdings relative to the benchmark during the year, while NII Holdings, Maxim Integrated Products and SLM were among the top detractors. Each of these stocks is no longer a Fund holding. Global agricultural product provider, Monsanto, performed strongly as demand for genetically modified seeds was expected to continue to grow as farmers use these products to increase their crop yield. Australian energy mining firm,
     Dominion Mining, performed well as a result of the strong operational performance by its Challenger Gold Mine in South
     Australia. E.ON, an industrial group in Germany, added value as the company reported strong net profit growth and pledged to double investments in renewable energy sources. Digital wireless communication services provider NII Holdings, which operates
     Nextel cell phone service in Latin America, detracted from returns because of concerns about Mexico, where the company's subscriber growth missed estimates. Technology firm, Maxim Integrated Products, was hurt due to the pending outcome of a
     Securities and Exchange Commission litigation against the company. Lastly, SLM, also known as Sallie Mae, an education financing organization, was hurt after a planned buyout of the company was put on hold due to management departures and missteps. The company's stock was further punished by a series of fundamental issues and blunders during the period.

Asset Allocation Conservative Portfolio

                                                                 4

Top Ten Holdings as of July 31, 2008

___________________________________________________________________________________

Old Mutual Barrow
Hanley Core Bond Fund                                                      29.5%
___________________________________________________________________________________

Old Mutual Dwight
Intermediate Fixed
Income Fund                                                                21.3%
___________________________________________________________________________________

Old Mutual International
Bond Fund                                                                   9.7%
___________________________________________________________________________________

Old Mutual TS&W
Mid-Cap Value Fund                                                          8.0%
___________________________________________________________________________________

Old Mutual International
Equity Fund                                                                 7.2%
___________________________________________________________________________________

Old Mutual Dwight
High Yield Fund                                                             7.0%
___________________________________________________________________________________

Old Mutual Advantage
Growth Fund                                                                 6.6%
___________________________________________________________________________________

Old Mutual Barrow
Hanley Value Fund                                                           3.1%
___________________________________________________________________________________

Old Mutual Focused Fund                                                     2.2%
___________________________________________________________________________________

Old Mutual Provident
Mid-Cap Growth Fund                                                         2.1%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           96.7%
___________________________________________________________________________________

     Prior to November 19, 2007, the Fund was run under a "fund of managers" structure and invested directly in equity and fixed income security positions. Effective November 19, 2007, the Fund is a "Fund of Funds" which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual TS&W Mid-Cap Value Fund and Old Mutual
     Dwight Intermediate Fixed Income Fund were the largest contributors to relative performance over the year. Old Mutual
     International Equity Fund and Old Mutual Barrow Hanley Value Fund detracted the most from relative performance.

Q.   What is the investment outlook?

A.   Ibbotson notes that yields on U.S. REITs currently exceed U.S. treasury yields, and that valuation ratios on REITs have come down over the last year but remain above their twenty year averages. As a result, Ibbotson expects total returns for REITs to trail as valuations converge toward their averages.

     Ibbotson notes also that U.S. stock valuations are favorable after a period of flight to quality and the onset of a recession.
     Ibbotson believes stocks tend to rally just before the economy turns the corner from recession back to expansion.

                                                                                             Asset Allocation Conservative Portfolio

                                                                 5

OLD MUTUAL ASSET ALLOCATION
CONSERVATIVE PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2008
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                                                                              Inception     1 Year     Inception
                                                                                                Date        Return      to Date
____________________________________________________________________________________________________________________________________

Class A with front-end load                                                                    09/30/04     (5.53)%      3.40%
Class A without front-end load                                                                 09/30/04      0.24%       5.01%
Class C with deferred sales load                                                               09/30/04     (1.41)%      4.25%
Class C without deferred sales load                                                            09/30/04     (0.47)%      4.25%
Class Z                                                                                        12/09/05      0.54%       4.75%
Institutional Class                                                                            09/30/04      0.41%       5.27%
S&P 1500 Index                                                                                 09/30/04    (10.51)%      5.82%
Lehman Brothers U.S. Aggregate Index                                                           09/30/04      6.15%       4.09%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the November 19, 2007 prospectus) are 1.75% and 1.50%; 2.38% and 2.25%; 4.07% and 1.25%; 1.41% and
1.25%, respectively. Expenses are based on estimated amounts for the current fiscal year.

Fund Performance
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

         Lehman Brothers
        Institutional   S&P 1500       U.S. Aggregate
 Class A  Class C         Class         Index  Index
09/04   9,425   10,000   10,000   10,000   10,000
07/05  10,025   10,575   10,660   11,359   10,255
07/06  10,365   10,853   11,048   11,954   10,405
07/07  11,339   11,783   12,124   13,879   10,985
07/08  11,366   11,728   12,174   12,420   11,661

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and
Institutional shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Government/Corporate 67.5%
Value-Mid Cap   8.9%
International Equity  7.2%
Growth    6.6%
Value    5.3%
Growth-Mid Cap   2.1%
Market Neutral-Equity   2.0%
Cash Equivalents   0.4%

                                                                 6

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds (1) - 98.8%                                        Money Market Fund - 0.4%
                                                                           Dreyfus Cash Management Fund,
Government/Corporate - 67.0%                                                  Institutional Class, 2.535% (A)           210,416   $        210
Old Mutual Barrow                                                                                                                 ______________
   Hanley Core Bond Fund                   1,700,711   $     16,854
Old Mutual Dwight                                                          Total Money Market Fund (Cost $210)                             210
   High Yield Fund                           430,777          3,993        _____________________________________________________________________
Old Mutual Dwight Intermediate
   Fixed Income Fund                       1,218,704         12,163        Total Investments - 99.2% (Cost $59,798)                     57,104
Old Mutual International Bond Fund           535,541          5,559        _____________________________________________________________________
                                                       ______________
                                                                           Other Assets and Liabilities, Net - 0.8%                        452
Total Government/Corporate                                   38,569        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Net Assets - 100.0%                              $     57,556
Growth - 6.5%                                                              _____________________________________________________________________
Old Mutual Advantage Growth Fund*            430,268          3,756
                                                       ______________      For descriptions of abbreviations and footnotes, please refer to page 20.
Total Growth                                                  3,756
_____________________________________________________________________

Growth-Mid Cap - 2.1%
Old Mutual Provident
   Mid-Cap Growth Fund*                      130,330          1,219
                                                       ______________

Total Growth-Mid Cap                                          1,219
_____________________________________________________________________

International Equity - 7.1%
Old Mutual International Equity Fund         362,947          4,090
                                                       ______________

Total International Equity                                    4,090
_____________________________________________________________________

Market Neutral-Equity - 2.0%
Old Mutual Analytic
   U.S. Long/Short Fund                       91,843          1,155
                                                       ______________

Total Market Neutral-Equity                                   1,155
_____________________________________________________________________

Value - 5.2%
Old Mutual Barrow
   Hanley Value Fund                         278,730          1,764
Old Mutual Focused Fund                       56,520          1,244
                                                       ______________

Total Value                                                   3,008
_____________________________________________________________________

Value-Mid Cap - 8.9%
Old Mutual Mid-Cap Fund                       48,633            511
Old Mutual TS&W
   Mid-Cap Value Fund                        512,913          4,586
                                                       ______________

Total Value-Mid Cap                                           5,097
                                                       ______________

Total Affiliated Mutual Funds (Cost $59,588)                 56,894
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                7

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Performance Highlights

o    For the year ended July 31, 2008, Class A shares of the Old Mutual Asset Allocation Balanced Portfolio (the "Fund") returned
     (4.59)% at net asset value, while the S&P 1500 Index returned (10.51)% and the Lehman Brothers U.S. Aggregate Index returned
     6.15%.

o    From a sector perspective, utilities contributed positively to performance, while consumer staples and materials detracted marginally. Industrials, financials and consumer discretionary were among the sectors that detracted most from performance during the year.

o    Monsanto, Research in Motion and Petroleo Brasileiro were among the best performing stock holdings during the year, while NII
     Holdings, Maxim Integrated Products and Marubeni were among the top detractors.

o    Old Mutual TS&W Mid-Cap Value Fund and Old Mutual Dwight Intermediate Fixed Income Fund were the largest contributors to Fund performance, while Old Mutual International Equity Fund and Old Mutual Barrow Hanley Value Fund detracted from Fund performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the year ended July 31, 2008, Class A shares of the Old Mutual Asset Allocation Balanced Portfolio (the "Fund") returned
     (4.59)% at net asset value, while the S&P 1500 Index returned (10.51)% and the Lehman Brothers U.S. Aggregate Index returned
     6.15%. Performance for all share classes can be found on page 10.

Q.   What investment environment did the Fund face during the past year?

A.   This past year was a difficult period for equities and high yield bonds but was a good year for other types of bonds. A credit crisis began in the third quarter of 2007 but took a few months to impact equity markets around the world. Returns during the first three months of the year for equities were positive, but were eclipsed by negative returns during the last nine months.
     Value stocks declined more than growth stocks, while non-U.S. stocks lost more than U.S. stocks, particularly in July of 2008 as the U. S. Dollar gained significantly in strength. The Federal Reserve Board acted by cutting interest rates seven times and facilitating in the bail-out of Bear Stearns. These actions helped to keep most non-high yield bond returns positive.

Q.   Which market factors influenced the Fund's relative performance?

A.   Growth stocks outperformed value stocks, which had a neutral impact on the Fund as Ibbotson Associates Advisors, LLC
     ("Ibbotson") maintained a balance between growth and value throughout the year. International equities performed much like U.S.
     equities during the year and the Fund's exposure to them had a neutral impact. The Fund benefited due to its allocation to Real
     Estate Investment Trusts ("REITs"), small cap equities and emerging markets. Also, exposure to international bonds helped boost the Fund's relative return.

     The Fund's exposure to high yield bonds detracted from Fund performance.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, utilities contributed positively to performance, while consumer staples and materials detracted marginally. Industrials, financials and consumer discretionary were among the sectors that detracted most from performance during the year.

     Monsanto, Research in Motion and Petroleo Brasileiro were among the best performing stock holdings relative to the benchmark during the year, while NII Holdings, Maxim Integrated Products and Marubeni were among the top detractors. Each of these stocks is no longer a Fund holding. Global agricultural product provider, Monsanto, performed strongly as demand for genetically modified seeds was expected to continue to grow as farmers use these products to increase their crop yield. Research in Motion, a wireless solutions provider, performed well as the company announced plans to sell BlackBerry devices in China and that its first handsets to include Wi-Fi connectivity would be available through AT&T's wireless division. Petroleo Brasileiro, Brazil's top energy company, outperformed during the year due to the stock's attractive valuation, surging oil prices and a significant discovery of oil reserves offshore Brazil. Digital wireless communication services provider, NII Holdings, which operates
     Nextel cell phone service in Latin America, detracted from returns because of concerns about Mexico, where the company's subscriber growth missed estimates. Technology firm, Maxim Integrated Products, was hurt due to the pending outcome of a
     Securities Exchange Commission litigation against the company. Lastly, Japan-based trading company, Marubeni, underperformed as shares fell sharply in November amid fluctuating oil and copper prices.

Asset Allocation Balanced Portfolio

                                                                 8

Top Ten Holdings as of July 31, 2008

___________________________________________________________________________________

Old Mutual Barrow
Hanley Core Bond Fund                                                      15.7%
___________________________________________________________________________________

Old Mutual International
Equity Fund                                                                12.5%
___________________________________________________________________________________

Old Mutual Dwight
Intermediate Fixed
Income Fund                                                                12.3%
___________________________________________________________________________________

Old Mutual Advantage
Growth Fund                                                                10.6%
___________________________________________________________________________________

Old Mutual TS&W
Mid-Cap Value Fund                                                          8.4%
___________________________________________________________________________________

Old Mutual Barrow
Hanley Value Fund                                                           6.2%
___________________________________________________________________________________

Old Mutual International
Bond Fund                                                                   5.8%
___________________________________________________________________________________

Old Mutual Provident
Mid-Cap Growth Fund                                                         4.5%
___________________________________________________________________________________

Old Mutual Analytic
U.S. Long/Short Fund                                                        4.5%
___________________________________________________________________________________

Old Mutual Discover
Value Fund                                                                  4.2%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           84.7%
___________________________________________________________________________________

     Prior to November 19, 2007, the Fund was run under a "fund of managers" structure and invested directly in equity and fixed income security positions. Effective November 19, 2007, the Fund is a "Fund of Funds" which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual TS&W Mid-Cap Value Fund and Old Mutual
     Dwight Intermediate Fixed Income Fund were the largest contributors to relative performance over the year. Old Mutual
     International Equity Fund and Old Mutual Barrow Hanley Value Fund detracted the most from relative performance.

Q.   What is the investment outlook?

A.   Ibbotson notes that yields on U.S. REITs currently exceed U.S. treasury yields, and that valuation ratios on REITs have come down over the last year but remain above their twenty year averages. As a result, Ibbotson expects total returns for REITs to trail as valuations converge toward their averages. Currently, Ibbotson plans to maintain the Fund's underweight in REITs.

     Ibbotson notes also that U.S. stock valuations are favorable after a period of flight to quality and the onset of a recession.
     Ibbotson believes stocks tend to rally just before the economy turns the corner from recession back to expansion.

                                                                                                 Asset Allocation Balanced Portfolio

                                                                 9

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2008
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                                                                              Inception     1 Year     Inception
                                                                                                Date        Return      to Date
____________________________________________________________________________________________________________________________________

Class A with front-end load                                                                    09/30/04    (10.06)%      4.96%
Class A without front-end load                                                                 09/30/04     (4.59)%      6.59%
Class C with deferred sales load                                                               09/30/04     (6.22)%      5.84%
Class C without deferred sales load                                                            09/30/04     (5.34)%      5.84%
Class Z                                                                                        12/09/05     (4.40)%      4.88%
Institutional Class                                                                            09/30/04     (4.46)%      6.85%
S&P 1500 Index                                                                                 09/30/04    (10.51)%      5.82%
Lehman Brothers U.S. Aggregate Index                                                           09/30/04      6.15%       4.09%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the November 19, 2007 prospectus) are 1.75% and 1.55%; 2.48% and 2.30%; 3.88% and 1.30%; 1.47% and
1.30%, respectively. Expenses are based on estimated amounts for the current fiscal year.

Fund Performance
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

         Lehman Brothers
           Institutional  S&P 1500  U.S. Aggregate Index
 Class A  Class C        Class  Index  Index
09/04   9,425   10,000   10,000   10,000   10,000
07/05  10,445   11,031   11,115   11,359   10,255
07/06  11,048   11,582   11,772   11,954   10,405
07/07  12,616   13,132   13,495   13,879   10,985
07/08  12,037   12,431   12,893   12,420   11,661

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and
Institutional shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Aggressive Growth   2.0%
Cash Equivalents   0.7%
Emerging Market-Equity   2.2%
Government/Corporate  37.3%
Growth    10.6%
Growth-Mid Cap    4.5%
International Equity  12.5%
Market Neutral-Equity   4.5%
Sector Fund-Real Estate  1.8%
Value     9.5%
Value-Mid Cap   10.2%
Value-Small Cap   4.2%

                                                                 10

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds (1)- 99.3%                                         Value-Small Cap - 4.2%
Aggressive Growth - 2.0%                                                   Old Mutual Discover Value Fund*              773,937   $      7,267
Old Mutual Developing Growth Fund*           234,641   $      3,456                                                               ______________
                                                       ______________
                                                                           Total Value-Small Cap                                         7,267
Total Aggressive Growth                                       3,456                                                               ______________
_____________________________________________________________________
                                                                           Total Affiliated Mutual Funds (Cost $187,705)               170,779
Emerging Market-Equity - 2.2%                                              _____________________________________________________________________
Old Mutual Clay Finlay Emerging
   Markets Fund                              261,938          3,806        Money Market Fund - 0.7%
                                                       ______________      Dreyfus Cash Management Fund,
                                                                              Institutional Class, 2.535% (A)         1,177,939          1,178
Total Emerging Market-Equity                                  3,806                                                               ______________
_____________________________________________________________________
                                                                           Total Money Market Fund (Cost $1,178)                         1,178
Government/Corporate - 37.3%                                               _____________________________________________________________________
Old Mutual Barrow Hanley
   Core Bond Fund                          2,731,559         27,070        Total Investments - 100.0% (Cost $188,883)                  171,957
Old Mutual Dwight High Yield Fund            631,049          5,850        _____________________________________________________________________
Old Mutual Dwight Intermediate
   Fixed Income Fund                       2,116,442         21,122        Other Assets and Liabilities, Net - 0.0%                         15
Old Mutual International Bond Fund           966,847         10,036        _____________________________________________________________________
                                                       ______________
                                                                           Total Net Assets - 100.0%                              $    171,972
Total Government/Corporate                                  64,078         _____________________________________________________________________
_____________________________________________________________________
                                                                           For descriptions of abbreviations and footnotes, please refer to
Growth - 10.6%                                                             page 20.
Old Mutual Advantage Growth Fund*          2,092,033         18,263
                                                       ______________

Total Growth                                                 18,263
_____________________________________________________________________

Growth-Mid Cap - 4.5%
Old Mutual Provident Mid-Cap
   Growth Fund*                              832,754          7,786
                                                       ______________

Total Growth-Mid Cap                                          7,786
_____________________________________________________________________

International Equity - 12.5%
Old Mutual International Equity Fund       1,907,440         21,497
                                                       ______________

Total International Equity                                   21,497
_____________________________________________________________________

Market Neutral-Equity - 4.5%
Old Mutual Analytic U.S. Long/Short Fund     614,978          7,736
                                                       ______________

Total Market Neutral-Equity                                   7,736
_____________________________________________________________________

Sector Fund-Real Estate - 1.8%
Old Mutual Heitman REIT Fund                 352,098          3,113
                                                       ______________

Total Sector Fund-Real Estate                                 3,113
_____________________________________________________________________

Value - 9.5%
Old Mutual Barrow Hanley Value Fund        1,696,657         10,740
Old Mutual Focused Fund                      254,470          5,598
                                                       ______________

Total Value                                                  16,338
_____________________________________________________________________

Value-Mid Cap - 10.2%
Old Mutual Mid-Cap Fund                      292,032          3,069
Old Mutual TS&W Mid-Cap Value Fund         1,607,330         14,370
                                                       ______________

Total Value-Mid Cap                                          17,439
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 11

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Performance Highlights

o    For the year ended July 31, 2008, Class A shares of the Old Mutual Asset Allocation Moderate Growth Portfolio (the "Fund")
     returned (7.86)% at net asset value, while the S&P 1500 Index returned (10.51)% and the Lehman Brothers U.S. Aggregate Index
     returned 6.15%.

o    From a sector perspective, utilities contributed positively to performance, while materials and consumer staples detracted marginally. Industrials, financials and information technology were among the sectors that detracted most from performance during the year.

o    Monsanto, Petroleo Brasileiro and Leighton Holdings were among the best performing stock holdings during the year, while NII
     Holdings, Maxim Integrated Products and Societe Generale were among the top detractors.

o    Old Mutual TS&W Mid-Cap Value Fund and Old Mutual Focused Fund were the largest contributors to Fund performance, while Old
     Mutual International Equity Fund and Old Mutual Barrow Hanley Value Fund detracted from Fund performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the year ended July 31, 2008, Class A shares of the Old Mutual Asset Allocation Moderate Growth Portfolio (the "Fund")
     returned (7.86)% at net asset value, while the S&P 1500 Index returned (10.51)% and the Lehman Brothers U.S. Aggregate Index
     returned 6.15%. Performance for all share classes can be found on page 14.

Q.   What investment environment did the Fund face during the past year?

A.   This past year was a difficult period for equities and high yield bonds but was a good year for other types of bonds. A credit crisis began in the third quarter of 2007 but took a few months to impact equity markets around the world. Returns during the first three months of the year for equities were positive, but were eclipsed by negative returns during the last nine months.
     Value stocks declined more than growth stocks, while non-U.S. stocks lost more than U.S. stocks, particularly in July of 2008 as the U.S. Dollar gained significantly in strength. The Federal Reserve Board acted by cutting interest rates seven times and facilitating in the bail-out of Bear Stearns. These actions helped to keep most non-high yield bond returns positive.

Q.   Which market factors influenced the Fund's relative performance?

A.   Growth stocks outperformed value stocks, which had a neutral impact on the Fund as Ibbotson Associates Advisors, LLC
     ("Ibbotson") maintained a balance between growth and value throughout the year. International equities performed much like U.S.
     equities during the year and the Fund's exposure to them had a neutral impact. The Fund benefited due to its allocation to Real
     Estate Investment Trusts ("REITs"), small cap equities and emerging markets. Also, exposure to international bonds helped boost the Fund's relative return.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, utilities contributed positively to performance, while materials and consumer staples detracted marginally. Industrials, financials and information technology were among the sectors that detracted most from performance during the year.

     Monsanto, Leighton Holdings and Petroleo Brasileiro were among the best performing stock holdings relative to the benchmark during the year, while NII Holdings, Maxim Integrated Products and Societe Generale were among the top detractors. Each of these stocks is no longer a Fund holding. Global agricultural product provider, Monsanto, performed strongly as demand for genetically modified seeds was expected to continue to grow as farmers use these products to increase their crop yield.
     Leighton Holdings, a construction and contracting services firm, added value as shares of the builder advanced on news that it had won $650 million of contracts in United Arab Emirates through partner Al Habtoor Engineering. Petroleo Brasileiro, Brazil's
     top energy company, outperformed during the year due to the stock's attractive valuation, surging oil prices and a significant discovery of oil reserves offshore Brazil. Digital wireless communication services provider, NII Holdings, which operates
     Nextel cell phone service in Latin America, detracted from returns because of concerns about Mexico, where the company's subscriber growth missed estimates. Technology firm, Maxim Integrated Products, was hurt due to the pending outcome of a
     Securities and Exchange Commission litigation against the company. Lastly, French bank Societe Generale's shares fell amid concerns that a plan by a consortium of central banks to ease the global credit crunch would not be enough to avert an economic slowdown.

Asset Allocation
Moderate Growth Portfolio

                                                                 12

Top Ten Holdings as of July 31, 2008

___________________________________________________________________________________

Old Mutual International
Equity Fund                                                                17.8%
___________________________________________________________________________________

Old Mutual Advantage
Growth Fund                                                                12.6%
___________________________________________________________________________________

Old Mutual TS&W
Mid-Cap Value Fund                                                          9.8%
___________________________________________________________________________________

Old Mutual Barrow
Hanley Value Fund                                                           7.7%
___________________________________________________________________________________

Old Mutual Barrow
Hanley Core Bond Fund                                                       7.3%
___________________________________________________________________________________

Old Mutual Discover
Value Fund                                                                  6.5%
___________________________________________________________________________________

Old Mutual Dwight
Intermediate Fixed
Income Fund                                                                 5.9%
___________________________________________________________________________________

Old Mutual Analytic
U.S. Long/Short Fund                                                        5.6%
___________________________________________________________________________________

Old Mutual Provident
Mid-Cap Growth Fund                                                         5.4%
___________________________________________________________________________________

Old Mutual Focused Fund                                                     4.3%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           82.9%
___________________________________________________________________________________

     Prior to November 19, 2007, the Fund was run under a "fund of managers" structure and invested directly in equity and fixed income security positions. Effective November 19, 2007, the Fund is a "Fund of Funds" which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual TS&W Mid-Cap Value Fund and Old Mutual
     Focused Fund were the largest contributors to relative performance over the year. Old Mutual International Equity Fund and Old
     Mutual Barrow Hanley Value Fund detracted the most from relative performance.

Q.   What is the investment outlook?

A.   Ibbotson notes that yields on U.S. REITs currently exceed U.S. treasury yields, and that valuation ratios on REITs have come down over the last year but remain above their twenty year averages. As a result, Ibbotson expects total returns for REITs to trail as valuations converge toward their averages. Currently, Ibbotson plans to maintain the Fund's underweight in REITs.

     Ibbotson notes also that U.S. stock valuations are favorable after a period of flight to quality and the onset of a recession.
     Ibbotson believes stocks tend to rally just before the economy turns the corner from recession back to expansion.

                                                                                                                    Asset Allocation
                                                                                                           Moderate Growth Portfolio

                                                                 13

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2008
____________________________________________________________________________________________________________________________________

                                                                                                                      Annualized
                                                                                           Inception      1 Year       Inception
                                                                                             Date         Return        to Date
____________________________________________________________________________________________________________________________________

Class A with front-end load                                                                09/30/04      (13.16)%        5.57%
Class A without front-end load                                                             09/30/04       (7.86)%        7.22%
Class C with deferred sales load                                                           09/30/04       (9.40)%        6.43%
Class C without deferred sales load                                                        09/30/04       (8.55)%        6.43%
Class Z                                                                                    12/09/05       (7.64)%        4.66%
Institutional Class                                                                        09/30/04       (7.59)%        7.51%
S&P 1500 Index                                                                             09/30/04      (10.51)%        5.82%
Lehman Brothers U.S. Aggregate Index                                                       09/30/04        6.15%         4.09%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the November 19, 2007 prospectus) are 1.93% and 1.55%; 2.62% and 2.30%; 4.14% and 1.30%; 1.57% and
1.30%, respectively. Expenses are based on estimated amounts for the current fiscal year.

Fund Performance
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

         Lehman Brothers
     Institutional S&P 1500  U.S. Aggregate Index
 Class A  Class C  Class  Index  Index
09/04   9,425   10,000   10,000   10,000   10,000
07/05  10,661   11,244   11,343   11,359   10,255
07/06  11,469   12,009   12,235   11,954   10,405
07/07  13,361   13,886   14,283   13,879   10,985
07/08  12,311   12,699   13,199   12,420   11,661

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and
Institutional shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Aggressive Growth    3.6%
Cash Equivalents    0.8%
Emerging Market-Equity    3.2%
Government/Corporate   16.3%
Growth     12.7%
Growth-Mid Cap     5.4%
International Equity   17.8%
Market Neutral-Equity    5.6%
Sector Fund-Real Estate   4.0%
Value     12.0%
Value-Mid Cap    12.1%
Value-Small Cap    6.5%

                                                                 14

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds (1)- 99.3%                                         Value-Small Cap - 6.5%
Aggressive Growth - 3.6%                                                   Old Mutual Discover Value Fund*            1,497,253   $     14,059
Old Mutual Developing Growth Fund*           534,114   $      7,868                                                               ______________
                                                       ______________
                                                                           Total Value-Small Cap                                        14,059
Total Aggressive Growth                                       7,868                                                               ______________
_____________________________________________________________________
                                                                           Total Affiliated Mutual Funds (Cost $245,746)               214,934
Emerging Market-Equity - 3.2%                                              _____________________________________________________________________
Old Mutual Clay Finlay Emerging
   Markets Fund                              480,316          6,979        Money Market Fund - 0.8%
                                                       ______________      Dreyfus Cash Management Fund,
                                                                              Institutional Class, 2.535% (A)         1,757,290          1,757
Total Emerging Market-Equity                                  6,979                                                               ______________
_____________________________________________________________________
                                                                           Total Money Market Fund (Cost $1,757)                         1,757
Government/Corporate - 16.3%                                               _____________________________________________________________________
Old Mutual Barrow Hanley Core
   Bond Fund                               1,603,964         15,895        Total Investments - 100.1% (Cost $247,503)                  216,691
Old Mutual Dwight Intermediate                                             _____________________________________________________________________
   Fixed Income Fund                       1,290,396         12,878
Old Mutual International Bond Fund           634,948          6,591        Other Assets and Liabilities, Net - (0.1)%                    (120)
                                                       ______________      _____________________________________________________________________

Total Government/Corporate                                   35,364        Total Net Assets - 100.0%                              $    216,571
_____________________________________________________________________      _____________________________________________________________________

Growth - 12.7%                                                             For descriptions of abbreviations and footnotes, please refer to
Old Mutual Advantage Growth Fund*          3,138,720         27,401        page 20.
                                                       ______________

Total Growth                                                 27,401
_____________________________________________________________________

Growth-Mid Cap - 5.4%
Old Mutual Provident Mid-Cap
   Growth Fund*                            1,252,185         11,708
                                                       ______________

Total Growth-Mid Cap                                         11,708
_____________________________________________________________________

International Equity - 17.9%
Old Mutual International Equity Fund       3,430,542         38,662
                                                       ______________

Total International Equity                                   38,662
_____________________________________________________________________

Market Neutral-Equity - 5.6%
Old Mutual Analytic
   U.S. Long/Short Fund                      959,575         12,072
                                                       ______________

Total Market Neutral-Equity                                  12,072
_____________________________________________________________________

Sector Fund-Real Estate - 4.0%
Old Mutual Heitman REIT Fund                 975,240          8,621
                                                       ______________

Total Sector Fund-Real Estate                                 8,621
_____________________________________________________________________

Value - 12.0%
Old Mutual Barrow Hanley
   Value Fund                              2,632,703         16,665
Old Mutual Focused Fund                      428,205          9,421
                                                       ______________

Total Value                                                  26,086
_____________________________________________________________________

Value-Mid Cap - 12.1%
Old Mutual Mid-Cap Fund                      458,747          4,821
Old Mutual TS&W Mid-Cap
   Value Fund                              2,381,782         21,293
                                                       ______________

Total Value-Mid Cap                                          26,114
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 15

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Performance Highlights

o    The Old Mutual Asset Allocation Growth Portfolio (the "Fund") slightly underperformed its benchmark, the S&P 1500 Index (the
     "Index") for the year ended July 31, 2008. The Fund's Class A shares posted a (11.45)% return at net asset value during the year, while the Index posted a return of (10.51)%.

o    From a sector perspective, utilities contributed positively to performance, while materials and consumer staples detracted marginally. Industrials, financials and information technology were among the sectors that detracted most from performance during the year.

o    Monsanto, Petroleo Brasileiro and Gilead Sciences were among the best performing stock holdings during the year, while NII
     Holdings, Maxim Integrated Products and Societe Generale were among the top detractors.

o    Old Mutual TS&W Mid-Cap Value Fund and Old Mutual Focused Fund were the largest contributors to Fund performance, while Old
     Mutual International Equity Fund and Old Mutual Barrow Hanley Value Fund detracted from Fund performance.

Q.   How did the Fund perform relative to its benchmark?

A.   The Old Mutual Asset Allocation Growth Portfolio (the "Fund") slightly underperformed its benchmark, the S&P 1500 Index (the
     "Index") for the year ended July 31, 2008. The Fund's Class A shares posted a (11.45)% return at net asset value during the year, while the Index posted a return of (10.51)%. Performance for all share classes can be found on page 18.

Q.   What investment environment did the Fund face during the past year?

A.   This past year was a difficult period for equities and high yield bonds but was a good year for other types of bonds. A credit crisis began in the third quarter of 2007 but took a few months to impact equity markets around the world. Returns during the first three months of the year for equities were positive, but were eclipsed by negative returns during the last nine months.
     Value stocks declined more than growth stocks, while non-U.S. stocks lost more than U.S. stocks, particularly in July of 2008 as the U.S. Dollar gained significantly in strength. The Federal Reserve Board acted by cutting interest rates seven times and facilitating in the bail-out of Bear Stearns. These actions helped to keep most non-high yield bond returns positive.

Q.   Which market factors influenced the Fund's relative performance?

A.   Growth stocks outperformed value stocks, which had a neutral impact on the Fund as Ibbotson Associates Advisors, LLC
     ("Ibbotson") maintained a balance between growth and value throughout the year. International equities performed much like U.S.
     equities during the year and the Fund's exposure to them had a neutral impact. Overall, the Fund benefited due to its allocation to Real Estate Investment Trusts ("REITs"), small cap equities and emerging markets.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, utilities contributed positively to performance, while materials and consumer staples detracted marginally. Industrials, financials and information technology were among the sectors that detracted most from performance during the year.

     Monsanto, Petroleo Brasileiro and Gilead Sciences were among the best performing stock holdings relative to the benchmark during the year, while NII Holdings, Maxim Integrated Products and Societe Generale were among the top detractors. Each of these stocks is no longer a Fund holding. Global agricultural product provider, Monsanto, performed strongly as demand for genetically modified seeds was expected to continue to grow as farmers use these products to increase their crop yield.
     Petroleo Brasileiro, Brazil's top energy company, outperformed during the year due to the stock's attractive valuation, surging oil prices and a significant discovery of oil reserves offshore Brazil. Gilead Sciences, a biopharmaceutical company, performed well as the company was poised for excellent sales growth opportunities due to its strong drug pipeline. Digital wireless communication services provider NII Holdings, which operates Nextel cell phone service in Latin America, detracted from returns because of concerns about Mexico, where the company's subscriber growth missed estimates. Technology firm Maxim Integrated
     Products' stock price continued to perform poorly due to an announcement that the company was further delaying the filing of their updated financials, as auditors requested two additional years restatement due to option re-pricing issues. Lastly,
     French bank Societe Generale's shares fell amid concerns that a plan by a consortium of central banks to ease the global credit crunch will not be enough to avert an economic slowdown.

Asset Allocation Growth Portfolio

                                                                 16

Top Ten Holdings as of July 31, 2008

___________________________________________________________________________________

Old Mutual
International Equity Fund                                                  23.1%
___________________________________________________________________________________

Old Mutual Advantage
Growth Fund                                                                15.8%
___________________________________________________________________________________

Old Mutual Barrow
Hanley Value Fund                                                          10.4%
___________________________________________________________________________________

Old Mutual TS&W
Mid-Cap Value Fund                                                          9.2%
___________________________________________________________________________________

Old Mutual Discover
Value Fund                                                                  7.9%
___________________________________________________________________________________

Old Mutual Heitman REIT Fund                                                6.3%
___________________________________________________________________________________

Old Mutual Analytic
U.S. Long/Short Fund                                                        6.0%
___________________________________________________________________________________

Old Mutual Focused Fund                                                     5.6%
___________________________________________________________________________________

Old Mutual Developing
Growth Fund                                                                 5.1%
___________________________________________________________________________________

Old Mutual Provident
Mid-Cap Growth Fund                                                         5.0%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           94.4%
___________________________________________________________________________________

     Prior to November 19, 2007, the Fund was run under a "fund of managers" structure and invested directly in equity and fixed income security positions. Effective November 19, 2007, the Fund is a "Fund of Funds" which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual TS&W Mid-Cap Value Fund and Old Mutual
     Focused Fund were the largest contributors to relative performance over the year. Old Mutual International Equity Fund and Old
     Mutual Barrow Hanley Value Fund detracted the most from relative performance.

Q.   What is the investment outlook?

A.   Ibbotson notes that yields on U.S. REITs currently exceed U.S. treasury yields, and that valuation ratios on REITs have come down over the last year but remain above their twenty year averages. As a result, Ibbotson expects total returns for REITs to trail as valuations converge toward their averages. Currently, Ibbotson plans to maintain the Fund's underweight in REITs.

     Ibbotson notes also that U.S. stock valuations are favorable after a period of flight to quality and the onset of a recession.
     Ibbotson believes stocks tend to rally just before the economy turns the corner from recession back to expansion.

                                                                                                   Asset Allocation Growth Portfolio

                                                                 17

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2008
____________________________________________________________________________________________________________________________________

                                                                                                                      Annualized
                                                                                           Inception      1 Year       Inception
                                                                                             Date         Return        to Date
____________________________________________________________________________________________________________________________________

Class A with front-end load                                                                09/30/04      (16.52)%        6.47%
Class A without front-end load                                                             09/30/04      (11.45)%        8.13%
Class C with deferred sales load                                                           09/30/04      (12.90)%        7.33%
Class C without deferred sales load                                                        09/30/04      (12.08)%        7.33%
Class Z                                                                                    12/09/05      (11.25)%        4.11%
Institutional Class                                                                        09/30/04      (11.32)%        8.37%
S&P 1500 Index                                                                             09/30/04      (10.51)%        5.82%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the November 19, 2007 prospectus) are 1.99% and 1.60%; 2.73% and 2.35%; 3.66% and 1.35%; 1.61% and
1.35%, respectively. Expenses are based on estimated amounts for the current fiscal year.

Fund Performance
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

     Institutional  S&P 1500
 Class A  Class C  Class  Index
09/04   9,425   10,000   10,000   10,000
07/05  11,019   11,615   11,713   11,359
07/06  12,094   12,657   12,894   11,954
07/07  14,362   14,917   15,344   13,879
07/08  12,718   13,115   13,607   12,420

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and
Institutional shares on the inception date of 9/30/04 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Aggressive Growth    5.1%
Cash Equivalents    0.8%
Emerging Market-Equity    3.1%
Growth     15.8%
Growth-Mid Cap     5.0%
International Equity   23.1%
Market Neutral-Equity    6.0%
Sector Fund-Real Estate   6.3%
Value     16.0%
Value-Mid Cap    10.9%
Value-Small Cap    7.9%

                                                                 18

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds (1)- 99.2%                                         Value-Small Cap - 7.9%
Aggressive Growth - 5.1%                                                   Old Mutual Discover Value Fund*            1,282,163   $     12,040
Old Mutual Developing Growth Fund*           524,422   $      7,725                                                               ______________
                                                       ______________
                                                                           Total Value-Small Cap                                        12,040
Total Aggressive Growth                                       7,725                                                               ______________
_____________________________________________________________________
                                                                           Total Affiliated Mutual Funds (Cost $176,023)               150,317
Emerging Market-Equity - 3.2%                                              _____________________________________________________________________
Old Mutual Clay Finlay Emerging
   Markets Fund                              328,861          4,778        Money Market Fund - 0.8%
                                                       ______________      Dreyfus Cash Management Fund,
                                                                              Institutional Class, 2.535% (A)         1,199,783          1,200
Total Emerging Market-Equity                                  4,778                                                               ______________
_____________________________________________________________________
                                                                           Total Money Market Fund (Cost $1,200)                         1,200
Growth - 15.8%                                                             _____________________________________________________________________
Old Mutual Advantage Growth Fund*          2,737,238         23,896
                                                       ______________      Total Investments - 100.0% (Cost $177,223)                  151,517
                                                                           _____________________________________________________________________
Total Growth                                                 23,896
_____________________________________________________________________      Other Assets and Liabilities, Net - (0.0)%                       (2)
                                                                           _____________________________________________________________________
Growth-Mid Cap - 5.0%
Old Mutual Provident Mid-Cap                                               Total Net Assets - 100.0%                              $    151,515
   Growth Fund*                              803,862          7,516        _____________________________________________________________________
                                                       ______________
                                                                           For descriptions of abbreviations and footnotes, please refer to
Total Growth-Mid Cap                                          7,516        page 20.
_____________________________________________________________________

International Equity - 23.1%
Old Mutual International Equity Fund       3,106,033         35,005
                                                       ______________

Total International Equity                                   35,005
_____________________________________________________________________

Market Neutral-Equity - 6.0%
Old Mutual Analytic U.S.
   Long/Short Fund                           723,709          9,104
                                                       ______________

Total Market Neutral-Equity                                   9,104
_____________________________________________________________________

Sector Fund-Real Estate - 6.3%
Old Mutual Heitman REIT Fund               1,081,049          9,556
                                                       ______________

Total Sector Fund-Real Estate                                 9,556
_____________________________________________________________________

Value - 16.0%
Old Mutual Barrow Hanley Value Fund        2,485,900         15,736
Old Mutual Focused Fund                      387,180          8,518
                                                       ______________

Total Value                                                  24,254
_____________________________________________________________________

Value-Mid Cap - 10.8%
Old Mutual Mid-Cap Fund                      231,256          2,430
Old Mutual TS&W Mid-Cap
   Value Fund                              1,567,447         14,013
                                                       ______________

Total Value-Mid Cap                                          16,443
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 19

NOTES TO SCHEDULE OF INVESTMENTS
____________________________________________________________________________________________________________________________________

* Non-income producing security.

(1) - Investments are funds within the Old Mutual family of funds and they may be deemed to be under common control because they may share the same Board of Trustees. Old Mutual Capital, Inc. serves as the investment adviser to all affiliated mutual funds.

(A) - The rate reported represents the 7-day effective yield as of July 31, 2008.

Cost figures are shown with "000's" omitted.

                                                                 20

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF JULY 31, 2008

________________________________________________________________________________________________________________________________________________________

                                                                            Old Mutual           Old Mutual           Old Mutual           Old Mutual
                                                                         Asset Allocation     Asset Allocation     Asset Allocation     Asset Allocation
                                                                           Conservative           Balanced         Moderate Growth           Growth
                                                                            Portfolio             Portfolio            Portfolio            Portfolio
________________________________________________________________________________________________________________________________________________________

Assets:
   Investment in Affiliated Funds, at cost                                 $   59,588           $   187,705          $   245,746          $  176,023
   Investment in Unaffiliated Funds, at cost                                      210                 1,178                1,757               1,200
________________________________________________________________________________________________________________________________________________________

   Investment in Affiliated Funds, at value                                $   56,894           $   170,779          $   214,934          $  150,317
   Investment in Unaffiliated Funds, at value                                     210                 1,178                1,757               1,200
   Cash                                                                           370                     -                    -                   -
   Receivable for Capital Shares Sold                                             373                   420                  586                 391
   Receivable from Investment Adviser                                              31                    84                   91                 113
   Receivable for Dividends and Interest                                            1                     1                    2                   3
   Other Assets                                                                     6                    15                   19                  14
________________________________________________________________________________________________________________________________________________________

      Total Assets                                                             57,885               172,477              217,389             152,038
________________________________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Capital Shares Redeemed                                            241                   229                  524                 268
   Payable for Administration Fees                                                  4                    12                   15                  11
   Payable for Distribution Fees                                                    8                    26                   36                  21
   Payable for Management Fees                                                     11                    37                   56                  41
   Payable for Trustees' Fees                                                       1                     -                    1                   1
   Accrued Expenses                                                                64                   201                  186                 181
________________________________________________________________________________________________________________________________________________________

      Total Liabilities                                                           329                   505                  818                 523
________________________________________________________________________________________________________________________________________________________

Net Assets                                                                 $   57,556           $   171,972          $   216,571          $  151,515
________________________________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital ($0.001 par value, unlimited authorization)             $   57,490           $   174,276          $   221,389          $  160,744
   Undistributed Net Investment Income / (Accumulated Net
      Investment Loss)                                                             96                   (14)                  (8)                (10)
   Accumulated Net Realized Gain on Investments                                 2,664                14,636               26,002              16,487
   Net Unrealized Depreciation on Investments                                  (2,694)              (16,926)             (30,812)            (25,706)
________________________________________________________________________________________________________________________________________________________

Net Assets                                                                 $   57,556           $   171,972          $   216,571          $  151,515
________________________________________________________________________________________________________________________________________________________

Net Assets - Class A                                                       $   15,858           $    44,959          $    52,854          $   43,129
Net Assets - Class C                                                           34,242               120,085              154,281              83,127
Net Assets - Class Z                                                              640                   732                  600                 750
Net Assets - Institutional Class                                                6,816                 6,196                8,836              24,509
________________________________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class A                         1,473,855             3,990,158            4,437,256           3,498,165
Outstanding Shares of Beneficial Interest - Class C                         3,212,169            10,751,675           13,267,491           6,958,300
Outstanding Shares of Beneficial Interest - Class Z                            59,324                64,769               49,964              60,272
Outstanding Shares of Beneficial Interest - Institutional Class               631,475               549,408              735,699           1,969,524
________________________________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A^                  $    10.76           $     11.27          $     11.91          $    12.33
________________________________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share - Class A (Net Asset Value/94.25%)        $    11.42           $     11.96          $     12.64          $    13.08
________________________________________________________________________________________________________________________________________________________

Net Asset Value and Offering Price Per Share - Class C^†                   $    10.66           $     11.17          $     11.63          $    11.95
________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z^        $    10.78           $     11.31          $     12.02          $    12.45
________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share -
   Institutional Class^                                                    $    10.79            $    11.28          $     12.01          $    12.44
________________________________________________________________________________________________________________________________________________________

† Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.
^ Net Assets divided by shares may not calculate to the stated NAV because these amounts are shown rounded.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 21

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED JULY 31, 2008

________________________________________________________________________________________________________________________________________________________

                                                                            Old Mutual           Old Mutual           Old Mutual           Old Mutual
                                                                         Asset Allocation     Asset Allocation     Asset Allocation     Asset Allocation
                                                                           Conservative           Balanced         Moderate Growth           Growth
                                                                            Portfolio             Portfolio            Portfolio            Portfolio
________________________________________________________________________________________________________________________________________________________

Investment Income:
   Dividends from Affiliated Funds                                           $ 1,241              $  2,582             $  2,052             $    845
   Dividends                                                                     145                 1,088                1,201                1,535
   Interest                                                                      448                   987                  612                   31
   Less: Foreign Taxes Withheld                                                   (3)                  (22)                 (39)                 (40)
________________________________________________________________________________________________________________________________________________________

      Total Investment Income                                                  1,831                 4,635                3,826                2,371
________________________________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                               193                   736                1,078                  833
   Administration Fees                                                            51                   174                  233                  172
   Trustees' Fees                                                                 10                    31                   42                   31
   Custodian Fees                                                                 46                   115                  112                  129
   Professional Fees                                                              29                    96                  130                   94
   Registration and SEC Fees                                                      57                    82                   72                   80
   Printing Fees                                                                  12                    37                   59                   51
   Transfer Agent Fees                                                            95                   216                  369                  298
   Website Fees                                                                    -                     3                    5                    4
   Distribution Fees:
      Class A Service Fees                                                        35                   124                  143                  133
      Class C Service Fees                                                        77                   300                  424                  242
      Class C Distribution (12b-1) Fees                                          230                   900                1,271                  725
   Other Expenses                                                                 41                    81                   79                   46
________________________________________________________________________________________________________________________________________________________

      Total Expenses                                                             876                 2,895                4,017                2,838
________________________________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                                (182)                 (367)                (665)                (596)
   Expense Reduction (1)                                                           (2)                   (6)                 (11)                  (9)
________________________________________________________________________________________________________________________________________________________

      Net Expenses                                                               692                 2,522                3,341                2,233
________________________________________________________________________________________________________________________________________________________

   Net Investment Income                                                       1,139                 2,113                  485                  138
________________________________________________________________________________________________________________________________________________________

   Net Realized Gain from Investment Transactions (2) (4)                        3,139                17,958               31,126               21,393
   Net Realized Gain (Loss) on Foreign Currency Transactions                      59                    99                  115                   (4)
   Net Increase from Payments by Affiliates (3)                                     -                     3                    6                    5
   Net Change in Unrealized Depreciation on Investments                       (4,683)              (28,865)             (51,921)             (42,637)
   Net Change in Unrealized Depreciation on Forward Foreign Currency
      Contracts and Foreign Currency Transactions                                (61)                 (127)                (112)                  (2)
________________________________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Loss on Investments                            (1,546)              (10,932)             (20,786)             (21,245)
________________________________________________________________________________________________________________________________________________________

   Decrease in Net Assets Resulting from Operations                          $  (407)             $ (8,819)            $(20,301)            $(21,107)
________________________________________________________________________________________________________________________________________________________

(1) All expense reductions are for transfer agent expenses. See note 2.
(2) Includes net realized gains recognized by the Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Balanced Portfolio,
    Old Mutual Asset Allocation Moderate Growth Portfolio and Old Mutual Asset Allocation Growth Portfolio of $2,672, $12,886, $23,254 and $17,154,
    respectively, as a result of the transaction to change from a "fund of managers" structure to a "fund of funds" structure. See Note 1.
(3) See Note 2.
(4) See Note 7 for total net realized gain (loss) on investments in Affiliated Funds.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 22

STATEMENTS OF CHANGES IN NET ASSETS (000)

________________________________________________________________________________________________________________________________________________________

                                                               Old Mutual              Old Mutual               Old Mutual             Old Mutual
                                                            Asset Allocation        Asset Allocation         Asset Allocation       Asset Allocation
                                                              Conservative              Balanced             Moderate Growth             Growth
                                                                Portfolio               Portfolio               Portfolio               Portfolio
________________________________________________________________________________________________________________________________________________________

                                                          8/1/07 to   8/1/06 to   8/1/07 to   8/1/06 to   8/1/07 to   8/1/06 to   8/1/07 to   8/1/06 to
                                                           7/31/08     7/31/07     7/31/08     7/31/07     7/31/08     7/31/07     7/31/08     7/31/07
________________________________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income (Loss)                            $ 1,139     $   920     $  2,113    $  1,681    $    485    $    701    $    138    $   (165)
   Net Realized Gain from Investments and
      Foreign Currency Transactions                          3,198         771       18,057       6,747      31,241      10,149      21,389       7,260
   Net Increase from Payment by Affiliates (1)                    -           -            3           -           6           -           5           -
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments, Forward Foreign Currency
      Contracts and Foreign Currency Transactions           (4,744)      1,512      (28,992)      8,504     (52,033)     15,652     (42,639)     12,911
________________________________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting
      from Operations                                         (407)      3,203       (8,819)     16,932     (20,301)     26,502     (21,107)     20,006
________________________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class A                                                 (387)       (288)      (1,092)       (601)       (692)       (288)       (823)          -
      Class C                                                 (751)       (413)      (2,322)       (587)     (2,629)        (37)     (1,844)          -
      Class Z                                                  (17)         (6)         (14)         (4)         (6)          -         (10)          -
      Institutional Class                                     (179)       (159)        (135)       (222)        (77)        (63)       (259)          -
   Net Realized Gains from Investment Transactions:
      Class A                                                 (307)        (46)      (2,504)       (722)     (2,936)       (855)     (2,674)       (696)
      Class C                                                 (653)        (92)      (5,850)     (1,348)     (8,937)     (2,019)     (4,960)     (1,187)
      Class Z                                                  (14)          -          (32)          -         (27)          -         (33)          -
      Institutional Class                                     (137)        (25)         (71)       (234)       (351)       (137)       (897)       (314)
________________________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                        (2,445)     (1,029)     (12,020)     (3,718)    (15,655)     (3,399)    (11,500)     (2,197)
________________________________________________________________________________________________________________________________________________________

Capital Share Transactions:
   Class A
   Shares Issued                                             8,004       7,150       14,930      17,743      16,345      24,638      15,128      28,470
   Shares Issued upon Reinvestment of Distributions            566         258        2,851       1,016       2,736         853       2,429         463
   Redemption Fees                                               -           -            -           -           -           -           -           -
   Shares Redeemed                                          (4,552)     (4,000)     (18,149)     (9,355)    (16,989)    (19,562)    (20,216)     (9,298)
________________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                  4,018       3,408         (368)      9,404       2,092       5,929      (2,659)     19,635
________________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                            19,126      14,024       48,350      52,194      54,274      74,395      26,517      49,791
   Shares Issued upon Reinvestment of Distributions            719         244        4,333         995       5,832       1,043       4,253         726
   Redemption Fees                                               -           -            1           -           -           -           -           -
   Shares Redeemed                                          (9,650)     (7,920)     (26,943)    (13,208)    (40,683)    (24,565)    (24,936)    (13,067)
________________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                 10,195       6,348       25,741      39,981      19,423      50,873       5,834      37,450
________________________________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                               335         507          255         573         120         515         209         638
   Shares Issued upon Reinvestment of Distributions             31           6           46           4          33           -          43           -
   Shares Redeemed                                            (213)          -          (76)          -          (5)          -         (15)          -
________________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                    153         513          225         577         148         515         237         638
________________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                             1,171         185        5,411       1,048       3,472       4,463      12,686       7,288
   Shares Issued upon Reinvestment of Distributions            316         184          206         456         427         200       1,155         314
   Shares Redeemed                                             (76)       (611)     (13,628)     (1,871)     (7,538)       (943)    (11,266)       (915)
________________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions      1,411        (242)      (8,011)       (367)     (3,639)      3,720       2,575       6,687
________________________________________________________________________________________________________________________________________________________

   Increase in Net Assets Derived from Capital Shares
      Transactions                                          15,777      10,027       17,587      49,595      18,024      61,037       5,987      64,410
________________________________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                  12,925      12,201       (3,252)     62,809     (17,932)     84,140     (26,620)     82,219
________________________________________________________________________________________________________________________________________________________

Net Assets:
   Beginning of Period                                      44,631      32,430      175,224     112,415     234,503     150,363     178,135      95,916
________________________________________________________________________________________________________________________________________________________

   End of Period                                           $57,556     $44,631     $171,972    $175,224    $216,571    $234,503    $151,515    $178,135
________________________________________________________________________________________________________________________________________________________

Undistributed Net Investment Income/(Accumulated
   Net Investment Loss)                                    $    96     $    91     $    (14)   $    186    $     (8)   $    270    $    (10)   $   (186)
________________________________________________________________________________________________________________________________________________________

(1) See Note 2.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 23

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                         Ratio of
                                                                                                                                                                        Expenses to
                                      Realized                                                                                                                          Average Net     Ratio of Net
                Net                     and                                                                           Net                  Net                            Assets         Investment
               Asset       Net       Unrealized                          Dividends   Distributions      Total        Asset               Assets         Ratio           (Excluding         Income
               Value    Investment     Gains                    Total     from Net       from         Dividends      Value                 End       of Expenses        Waivers and        (Loss)     Portfolio
             Beginning    Income    (Losses) on  Redemption     from     Investment     Capital          and          End      Total    of Period     to Average          Expense        to Average   Turnover
             of Period   (Loss)*    Securities*     Fees     Operations    Income        Gains      Distributions  of Period  Return†     (000)      Net Assets,††(1)  Reductions),††(1)  Net Assets††    Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO

Class A
2008           $11.30      $0.29      $(0.25)        $-         $0.04      $(0.31)      $(0.27)        $(0.58)       $10.76    0.24%    $ 15,858         0.93%             1.31%            2.62%       49.27%
2007            10.64       0.30        0.69          -          0.99       (0.28)       (0.05)         (0.33)        11.30    9.40%      12,605         1.50%             1.94%            2.73%      130.47%
2006            10.53       0.26        0.10          -          0.36       (0.20)       (0.05)         (0.25)        10.64    3.39%       8,588         1.50%             2.35%            2.46%      146.84%
2005**          10.00       0.16        0.47          -          0.63       (0.10)           -          (0.10)        10.53    6.36%       6,684         1.50%             4.68%            1.87%      170.31%

Class C
2008           $11.25      $0.21      $(0.25)        $-        $(0.04)     $(0.28)      $(0.27)        $(0.55)       $10.66   (0.47)%   $ 34,242         1.67%             1.95%            1.86%       49.27%
2007            10.60       0.22        0.68          -          0.90       (0.20)       (0.05)         (0.25)        11.25    8.57%      25,812         2.25%             2.57%            1.98%      130.47%
2006            10.50       0.18        0.10          -          0.28       (0.13)       (0.05)         (0.18)        10.60    2.63%      18,253         2.25%             2.75%            1.74%      146.84%
2005**          10.00       0.10        0.47          -          0.57       (0.07)           -          (0.07)        10.50    5.75%       7,914         2.25%             4.92%            1.15%      170.31%

Class Z
2008           $11.30      $0.32      $(0.25)        $-         $0.07      $(0.32)      $(0.27)        $(0.59)       $10.78    0.54%    $    640         0.67%             4.34%            2.86%       49.27%
2007            10.65       0.34        0.67          -          1.01       (0.31)       (0.05)         (0.36)        11.30    9.55%         514         1.25%            11.45%            3.01%      130.47%
2006***         10.60       0.19        0.09          -          0.28       (0.18)       (0.05)         (0.23)        10.65    2.63%           1         1.25%           757.79%            2.80%      146.84%

Institutional Class
2008           $11.32      $0.32      $(0.26)        $-         $0.06      $(0.32)      $(0.27)        $(0.59)       $10.79    0.41%    $  6,816         0.69%             1.05%            2.87%       49.27%
2007            10.65       0.33        0.70          -          1.03       (0.31)       (0.05)         (0.36)        11.32    9.74%       5,700         1.25%             1.60%            2.98%      130.47%
2006            10.54       0.29        0.10          -          0.39       (0.23)       (0.05)         (0.28)        10.65    3.64%       5,588         1.25%             1.75%            2.71%      146.84%
2005**          10.00       0.16        0.50          -          0.66       (0.12)           -          (0.12)        10.54    6.60%       5,193         1.25%             6.95%            1.82%      170.31%
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO

Class A
2008           $12.68      $0.21       $(0.74)#      $-        $(0.53)     $(0.26)      $(0.62)        $(0.88)       $11.27   (4.59)%#  $ 44,959         0.94%             1.13%            1.71%       51.96%
2007            11.45       0.20         1.41         -          1.61       (0.17)       (0.21)         (0.38)        12.68   14.20%      51,321         1.55%             1.69%            1.59%      121.42%
2006            11.02       0.16         0.47         -          0.63       (0.12)       (0.08)         (0.20)        11.45    5.76%      37,679         1.55%             1.82%            1.40%      129.99%
2005**          10.00       0.10         0.98         -          1.08       (0.06)           -          (0.06)        11.02   10.83%      19,481         1.55%             4.42%            1.13%      125.19%

Class C
2008           $12.64      $0.11       $(0.73)#      $-        $(0.62)     $(0.23)      $(0.62)        $(0.85)       $11.17   (5.34)%#  $120,085         1.67%             1.85%            0.92%       51.96%
2007            11.42       0.10         1.41         -          1.51       (0.08)       (0.21)         (0.29)        12.64   13.38%     109,348         2.30%             2.44%            0.85%      121.42%
2006            11.00       0.07         0.48         -          0.55       (0.05)       (0.08)         (0.13)        11.42    5.00%      61,845         2.30%             2.54%            0.66%      129.99%
2005**          10.00       0.03         1.00         -          1.03       (0.03)           -          (0.03)        11.00   10.31%      24,342         2.30%             4.92%            0.38%      125.19%

Class Z
2008           $12.70      $0.23       $(0.74)#      $-        $(0.51)     $(0.26)      $(0.62)        $(0.88)       $11.31   (4.40)%#  $    732         0.65%             5.13%            1.91%       51.96%
2007            11.46       0.26         1.39         -          1.65       (0.20)       (0.21)         (0.41)        12.70   14.55%         586         1.30%            11.24%            2.02%      121.42%
2006***         11.26       0.12         0.28         -          0.40       (0.12)       (0.08)         (0.20)        11.46    3.57%           1         1.30%           771.22%            1.60%      129.99%

Institutional Class
2008           $12.71      $0.27       $(0.78)#      $-        $(0.51)     $(0.30)      $(0.62)        $(0.92)       $11.28   (4.46)%#  $  6,196         0.85%             1.41%            2.24%       51.96%
2007            11.46       0.23         1.43         -          1.66       (0.20)       (0.21)         (0.41)        12.71   14.64%      13,969         1.30%             1.39%            1.84%      121.42%
2006            11.04       0.19         0.46         -          0.65       (0.15)       (0.08)         (0.23)        11.46    5.91%      12,890         1.30%             1.47%            1.64%      129.99%
2005**          10.00       0.10         1.01         -          1.11       (0.07)           -          (0.07)        11.04   11.15%      11,303         1.30%             6.08%            1.14%      125.19%
________________________________________________________________________________________________________________________________________________________________________________________________________________

  * Per share amounts for the year or period are calculated based on average outstanding shares.
 ** Fund commenced operations September 30, 2004.
*** Class commenced operations on December 9, 2005.
  # Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.
  † Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.
 ††   Ratios for periods less than one year have been annualized.
(1) Ratio does not include expenses of the underlying funds.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 24

                                                                                                                                                                          Ratio of
                                                                                                                                                                         Expenses to
                                      Realized                                                                                                                           Average Net     Ratio of Net
                Net                     and                                                                           Net                   Net                            Assets         Investment
               Asset        Net      Unrealized                          Dividends   Distributions      Total        Asset                Assets         Ratio           (Excluding         Income
               Value    Investment     Gains                    Total      from Net      from         Dividends      Value                  End       of Expenses        Waivers and        (Loss)     Portfolio
             Beginning    Income    (Losses) on  Redemption     from     Investment     Capital          and          End       Total    of Period     to Average          Expense        to Average   Turnover
             of Period   (Loss)*    Securities*     Fees     Operations    Income        Gains      Distributions  of Period   Return†     (000)      Net Assets,††(1)  Reductions),††(1)  Net Assets††    Rate†
_________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO

Class A
2008           $13.76      $0.10       $(1.11)#      $-        $(1.01)     $(0.15)      $(0.69)        $(0.84)       $11.91    (7.86)%#   $ 52,854        0.89%             1.26%            0.74%       43.04%
2007            12.07       0.11         1.86         -          1.97       (0.07)       (0.21)         (0.28)        13.76    16.49%       58,969        1.55%             1.73%            0.84%      112.42%
2006            11.30       0.09         0.76         -          0.85       (0.03)       (0.05)         (0.08)        12.07     7.58%       46,242        1.55%             1.91%            0.76%      111.99%
2005**          10.00       0.06         1.25         -          1.31       (0.01)           -          (0.01)        11.30    13.11%       17,736        1.55%             4.92%            0.70%       98.50%

Class C
2008           $13.59      $   -       $(1.08)#      $-        $(1.08)     $(0.19)      $(0.69)        $(0.88)       $11.63    (8.55)%#   $154,281        1.63%             1.88%           (0.02)%      43.04%
2007            11.95       0.01         1.84         -          1.85           -        (0.21)         (0.21)        13.59    15.63%      161,855        2.30%             2.43%            0.09%      112.42%
2006            11.24          -         0.76         -          0.76           -        (0.05)         (0.05)        11.95     6.80%       95,984        2.30%             2.62%            0.01%      111.99%
2005**          10.00          -         1.24         -          1.24           -            -              -         11.24    12.44%       30,905        2.30%             5.44%           (0.03)%      98.50%

Class Z
2008           $13.84      $0.13       $(1.11)#      $-        $(0.98)     $(0.15)      $(0.69)        $(0.84)       $12.02    (7.64)%#   $    600        0.61%             4.40%            0.97%       43.04%
2007            12.12       0.20         1.83         -          2.03       (0.10)       (0.21)         (0.31)        13.84    16.91%          530        1.30%            11.43%            1.40%      112.42%
2006***         11.70       0.08         0.43         -          0.51       (0.04)       (0.05)         (0.09)        12.12     4.45%            1        1.30%           764.76%            0.98%      111.99%

Institutional Class
2008           $13.82      $0.13       $(1.11)#      $-        $(0.98)     $(0.14)      $(0.69)        $(0.83)       $12.01    (7.59)%#   $  8,836        0.70%             0.99%            0.98%       43.04%
2007            12.12       0.15         1.86         -          2.01       (0.10)       (0.21)         (0.31)        13.82    16.74%       13,149        1.30%             1.37%            1.12%      112.42%
2006            11.33       0.12         0.76         -          0.88       (0.04)       (0.05)         (0.09)        12.12     7.86%        8,136        1.30%             1.56%            1.00%      111.99%
2005**          10.00       0.07         1.27         -          1.34       (0.01)           -          (0.01)        11.33    13.43%        6,279        1.30%             6.81%            0.79%       98.50%
_________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO

Class A
2008          $ 14.82      $0.07       $(1.67)#      $-        $(1.60)     $(0.20)      $(0.69)        $(0.89)       $12.33   (11.45)%#   $ 43,129        0.91%             1.26%            0.48%       45.80%
2007            12.70       0.03         2.34         -          2.37           -        (0.25)         (0.25)        14.82    18.76%       55,755        1.60%             1.83%            0.24%      104.92%
2006            11.68       0.02         1.12         -          1.14       (0.02)       (0.10)         (0.12)        12.70     9.75%       30,459        1.60%             2.22%            0.17%       94.12%
2005**          10.00       0.03         1.66         -          1.69       (0.01)           -          (0.01)        11.68    16.91%       10,443        1.60%             5.02%            0.33%       59.93%

Class C
2008           $14.53     $(0.04)      $(1.61)#      $-        $(1.65)    $(0.24)       $(0.69)        $(0.93)       $11.95   (12.08)%#   $ 83,127        1.66%             2.01%           (0.29)%      45.80%
2007            12.55      (0.07)        2.30         -          2.23          -         (0.25)         (0.25)        14.53    17.86%       96,805        2.35%             2.56%           (0.50)%     104.92%
2006            11.61      (0.07)        1.11         -          1.04          -         (0.10)         (0.10)        12.55     8.97%       50,152        2.35%             2.93%           (0.58)%      94.12%
2005**          10.00      (0.04)        1.65         -          1.61          -             -              -         11.61    16.15%       13,256        2.35%             5.63%           (0.44)%      59.93%

Class Z
2008           $14.91      $0.09       $(1.67)#      $-        $(1.58)     $(0.19)      $(0.69)        $(0.88)       $12.45   (11.25)%#   $    750        0.61%             5.47%            0.68%       45.80%
2007            12.74       0.12         2.30         -          2.42           -        (0.25)         (0.25)        14.91    19.09%          648        1.35%            10.49%            0.77%      104.92%
2006***         12.23       0.03         0.61         -          0.64       (0.03)       (0.10)         (0.13)        12.74     5.23%            1        1.35%           758.31%            0.39%       94.12%

Institutional Class
2008           $14.91      $0.09       $(1.68)#      $-        $(1.59)     $(0.19)      $(0.69)        $(0.88)       $12.44   (11.32)%#   $ 24,509        0.64%             0.84%            0.67%       45.80%
2007            12.75       0.07         2.34         -          2.41           -        (0.25)         (0.25)        14.91    19.00%       24,927        1.35%             1.38%            0.51%      104.92%
2006            11.70       0.06         1.12         -          1.18       (0.03)       (0.10)         (0.13)        12.75    10.08%       15,304        1.35%             1.68%            0.47%       94.12%
2005**          10.00       0.04         1.67         -          1.71       (0.01)           -          (0.01)        11.70    17.13%        6,255        1.35%             7.19%            0.43%       59.93%
_________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                 25

NOTES TO FINANCIAL STATEMENTS
AS OF JULY 31, 2008

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds I (the "Trust"), organized as a Delaware statutory trust on May 27, 2004, is registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers fifteen series portfolios, of which the following are covered by this Annual Report - the Old Mutual Asset Allocation Conservative
Portfolio, the Old Mutual Asset Allocation Balanced Portfolio, the Old Mutual Asset Allocation Moderate Growth Portfolio and the Old
Mutual Asset Allocation Growth Portfolio (each a "Fund" and collectively, the "Funds"). The Funds commenced operations on September
30, 2004.

The Trust's series portfolios whose financial statements are presented separately are the Old Mutual Analytic Fund, the Old Mutual
Analytic Global Fund, the Old Mutual Clay Finlay China Fund, the Old Mutual Clay Finlay Emerging Markets Fund, the Old Mutual
International Equity Fund, the Old Mutual Copper Rock Emerging Growth Fund, the Old Mutual International Bond Fund, the Old Mutual
Provident Mid-Cap Growth Fund, the Old Mutual VA Asset Allocation Conservative Portfolio, the Old Mutual VA Asset Allocation
Balanced Portfolio and the Old Mutual VA Asset Allocation Moderate Growth Portfolio. In addition, the Trust has registered three other portfolios, the Old Mutual VA Asset Allocation Growth Portfolio, the Old Mutual Analytic VA Portfolio and the Old Mutual
Analytic VA Global Portfolio; however, these portfolios are not currently offered for sale.

Shareholders may purchase shares of the Funds through four separate classes, Class A, Class C, Class Z and Institutional Class shares. All classes have equal rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs and shareholder services costs and each class has exclusive voting rights with respect to its distribution plan. Except for these differences, each share class of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified management investment company. The Funds' prospectus provides a description of each Fund's investment objective, policies and investment strategies.

Prior to November 19, 2007, each Fund was run under a "fund of managers" structure and invested directly in equity and fixed income security positions. Effective November 19, 2007, each Fund is a "fund of funds" which seeks to achieve its investment objective by investing in a portfolio of affiliated underlying equity and fixed income funds that are advised by Old Mutual Capital, Inc., the
Fund's investment adviser. In addition, a portion of its assets may be invested in cash, cash equivalents, or in money market funds.
These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities. Under normal circumstances, the Funds expect to invest their assets among equity and fixed income funds in the following ranges:

                       Fund                                              Equity Fund Allocation         Fixed Income Fund Allocation
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                               20 - 40%                         60 - 80%
Old Mutual Asset Allocation Balanced Portfolio                                   50 - 70%                         30 - 50%
Old Mutual Asset Allocation Moderate Growth Portfolio                            70 - 90%                         10 - 30%
Old Mutual Asset Allocation Growth Portfolio                                    85 - 100%                          0 - 10%
____________________________________________________________________________________________________________________________________

On November 19, 2007, the Funds exchanged all of the investment securities and cash held in the Funds within each mandate, for
Institutional Class shares of underlying funds with similar investment objectives. A brief description of each of the underlying funds that the Funds currently invest in is as follows.

Old Mutual Advantage Growth Fund seeks long-term capital growth. To pursue its objective, the fund normally invests at least 65% of its net assets in equity securities of medium and large-cap companies with favourable growth prospects, as evidenced by such factors as superior revenue growth, high quality of earnings, global distribution, and strong competitive advantages.

Old Mutual Analytic U.S. Long/Short Fund seeks above-average total returns. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose securities are traded in U.S. markets. While the fund may invest in companies of any size, it generally invests in large and mid-cap companies. The
Fund may also invest in long and short positions of publicly traded equity securities. The fund's long and short positions may include equity securities of foreign issuers that are traded in U.S. markets. The fund generally takes long equity positions equal to approximately 120% of the fund's equity assets excluding cash, and short equity positions equal to approximately 20% of the fund's equity assets at the time of investment. The fund's long equity exposure ordinarily ranges from 110% to 125% of the fund's net assets and its short equity exposure ordinarily ranges from 10% to 33% of the fund's net assets. The cash received from short sales may be used to invest in long equity positions.

Old Mutual Barrow Hanley Core Bond Fund seeks to maximize total return. To pursue its objective, the fund normally invests at least
80% of its net assets in fixed income securities of varying maturities. Fixed income securities may include: U.S. government securities, including Treasury and agency securities, corporate obligations, inflation-indexed securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The fund may invest up to
25% of its total assets in U.S. dollar denominated foreign debt obligations. The fund may also invest up to 20% of its total assets in non-investment grade securities. The fund has no limitations on the range of maturities of the fixed income securities in which it can invest and will maintain an average portfolio duration that ranges from 80% to 120% of the average duration of the Lehman
Brothers U.S. Aggregate Index. The sub-adviser will attempt to maintain an overall weighted average portfolio credit quality at a rating of "AA" (or equivalent) or higher from any nationally recognized statistical rating organization ("NRSRO").

                                                                 26

Old Mutual Barrow Hanley Value Fund seeks long-term capital growth. The fund is a non-diversified fund. To pursue its objective, the fund normally invests in equity securities of large and mid-cap companies with value characteristics. Undervalued stocks are generally those stocks that are out of favor with investors and, in the opinion of the fund's sub-adviser, are trading at prices that are below average at the time of purchase in relation to such measures as earnings and book value. These stocks often have above average dividend yields.

Old Mutual Clay Finlay Emerging Markets Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by companies in emerging market countries. The fund normally emphasizes equity securities in its portfolio. Equity securities in which the fund may invest include common stocks, preferred stocks, securities convertible into common stocks, depository receipts, rights, and warrants. The fund normally invests in at least 6 emerging market countries, and will not invest more than 35% of its assets in securities of issuers in any one emerging country. The fund may also invest up to 20% of its assets in debt securities of corporate and government emerging country issuers and in equity and debt securities of corporate issuers and debt securities of corporate and government issuers in developing countries.

Old Mutual Developing Growth Fund seeks long-term capital growth. To pursue this objective, the fund normally invests at least 80%
of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies with growth characteristics at the time of purchase.

Old Mutual Discover Value Fund seeks to provide investors with long-term capital growth. To pursue its objective, the fund normally invests at least 65% of its assets in equity securities of small-cap companies with value characteristics. The fund may also invest in larger companies if they represent better prospects for capital appreciation. Although the fund normally invests in equity securities of U.S. companies, it may invest up to 20% of its total assets in foreign securities.

Old Mutual Dwight High Yield Fund seeks to provide investors with a high level of current income. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield, below investment-grade securities including high-yield corporate bonds and loans, municipal bonds, mortgage-backed and asset-backed securities, income-producing convertible securities, and preferred stocks. The fund may invest up to 30% of its assets in foreign securities.
The fund may also invest in derivative instruments such as options, futures contracts, credit default swaps, and swaps and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. The fund's sub-adviser seeks to maintain a minimum average credit quality for the fund's investments at a rating of "B" (or equivalent) or higher from any NRSRO. The fund's investment duration typically ranges from 75% to 125% of the average duration of the Lehman
Brothers U.S. Corporate High Yield Index.

Old Mutual Dwight Intermediate Fixed Income Fund seeks a high level of current income consistent with relative stability of principal. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities of varying maturities. The fund generally invests in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities. The fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. The fund's investment duration typically ranges from 75% to 125% of the average duration of the Lehman Brothers Intermediate Aggregate Bond Index. The fund's dollar weighted average maturity will typically be between 3 and 10 years.

Old Mutual Focused Fund seeks above-average total returns over a 3 to 5 year market cycle. The fund is a non-diversified fund. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small, medium and large-cap companies. While the fund may invest in companies of any market capitalization, the fund generally invests in large-cap companies that the fund's sub-adviser, believes have sustainable long-term growth prospects but are currently trading at modest relative valuations.

Old Mutual Heitman REIT Fund seeks to provide investors with a high total return consistent with reasonable risk. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry, including real estate investment trusts ("REITs"). The fund's sub-adviser considers a company to be principally engaged in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate.

Old Mutual International Bond Fund seeks high total return and, when consistent with total return, income. To pursue its objective, the fund normally invests in fixed income securities of foreign government and corporate issuers. Those fixed income securities, referred to as "bonds," generally include long-term and short-term government bonds, participation interests in loans, corporate debt obligations, "structured" notes, and other debt obligations. The fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in "bonds" and invests in at least three countries other than the United States.

Old Mutual International Equity Fund seeks long-term capital appreciation. To pursue its objective, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. issuers. The fund allocates its assets to securities of issuers located in at least 3 non-U.S. countries and may invest in both developed and emerging markets. Generally, the fund limits its investments in any country to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the
Japanese yen, the British pound, or the euro.

                                                                 27

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2008

Old Mutual Mid-Cap Fund seeks above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-cap companies. For purposes of this fund, mid-cap companies are those companies with market capitalizations similar to the companies in the S&P MidCap 400 Index.

Old Mutual Provident Mid-Cap Growth Fund seeks to provide investors long-term capital appreciation. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of mid-cap companies with favorable growth prospects. For purposes of the fund, mid-cap companies are those companies with market capitalizations within the range of companies in the Russell Mid-Cap Growth Index.

Old Mutual TS&W Mid-Cap Value Fund seeks long-term growth. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-cap companies with value characteristics. For purposes of this fund, mid-cap companies are those companies with market capitalizations similar to the companies in the Russell
MidCap® Value Index.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each
Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation - Investments in underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day. The prospectuses for the underlying funds explain the procedures for determining the market value of securities in their portfolios and the circumstances under which the underlying funds may use fair value pricing and its effects.
Investment securities of a Fund that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock
Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a
Valuation Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued Securities for purposes of calculating a
Fund's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices.
Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment adviser, Old Mutual Capital, Inc. (the "Adviser"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

                                                                 28

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared at least annually, if available, except Old Mutual Asset Allocation Conservative Portfolio and Old Mutual Asset Allocation Balanced Portfolio, for which dividends are declared at least quarterly, if available. Distributions of net realized capital gains, for each Fund, are generally made to shareholders annually, if available.

Foreign Withholding Taxes - Prior to transitioning to a "fund of funds" structure, the Funds may have been subject to taxes imposed by countries in which they invested with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Forward Foreign Currency Contracts - Prior to transitioning to a "fund of funds" structure, some of the Funds entered into forward foreign currency contracts as hedges against specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded accordingly. The Funds realize gains and losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

Investments in Real Estate Investment Trusts - Prior to transitioning to a "fund of funds" structure, some of the Funds invested in
REITs. Dividend income is recorded based on the income included in distributions received from the REIT investments using published
REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

TBA Purchase Commitments - Prior to transitioning to a "fund of funds" structure, some of the Funds entered into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

Mortgage Dollar Rolls - Prior to transitioning to a "fund of funds" structure, some of the Funds entered into mortgage dollar rolls
(principally using TBAs) in which each Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each
Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i)  market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds report gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Collateralized Mortgage Obligations (CMOs) - Prior to transitioning to a "fund of funds" structure, some of the Funds invested directly in CMOs. CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by
Government National Mortgage Association, Federal Home Loan Mortgage Corporation or Federal National Mortgage Association and their income streams.

                                                                 29

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2008

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date.
Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and
REMIC certificates involves risks similar to those associated with investing in equity securities. CMOs are often highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise pre-pay their loans. Investors in these securities may not only be subject to this prepayment risk, but also may be exposed to significant market and liquidity risks. Investors in privately backed CMOs may be exposed to significant credit risk resulting from delinquencies or defaults in the loans backing the mortgage pool.

Payments by Affiliate - During the year ended July 31, 2008, the Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset
Allocation Moderate Growth Portfolio and Old Mutual Asset Allocation Growth Portfolio were reimbursed by a sub-adviser for trading errors of $3,092, $5,613, and $4,971, respectively.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day. Additionally, each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial
Highlights.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately.

The Funds impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee by crediting Paid-in Capital. For the year ended July 31, 2008, the following redemption fees were collected by the Funds.

                                                                        Class A      Class C      Class Z      Institutional Class
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                        $  -       $  249          $-                $-
Old Mutual Asset Allocation Balanced Portfolio                             494        1,405           -                 -
Old Mutual Asset Allocation Moderate Growth Portfolio                       41          357           -                 -
Old Mutual Asset Allocation Growth Portfolio                               302          205           -                 -
____________________________________________________________________________________________________________________________________

                                                                 30

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
____________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital, Inc. is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a direct, wholly owned subsidiary of OM Group (UK) Limited, which is a direct, wholly owned subsidiary of Old Mutual plc., a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to an Investment Advisory
Agreement (the "Advisory Agreement"), under which the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. Prior to November 19, 2007, the Adviser was paid as follows (under the "fund of managers" structure):

                                                                                 Management Fee                 Asset Level
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                   0.850%            Less than $1 billion
                                                                                     0.825%            From $1 billion to $2 billion
                                                                                     0.800%            From $2 billion to $3 billion
                                                                                     0.775%            Greater than $3 billion

Old Mutual Asset Allocation Balanced Portfolio                                       0.900%            Less than $1 billion
                                                                                     0.875%            From $1 billion to $2 billion
                                                                                     0.850%            From $2 billion to $3 billion
                                                                                     0.825%            Greater than $3 billion

Old Mutual Asset Allocation Moderate Growth Portfolio                                0.900%            Less than $1 billion
                                                                                     0.875%            From $1 billion to $2 billion
                                                                                     0.850%            From $2 billion to $3 billion
                                                                                     0.825%            Greater than $3 billion

Old Mutual Asset Allocation Growth Portfolio                                         0.950%            Less than $1 billion
                                                                                     0.925%            From $1 billion to $2 billion
                                                                                     0.900%            From $2 billion to $3 billion
                                                                                     0.875%            Greater than $3 billion
____________________________________________________________________________________________________________________________________

Effective November 19, 2007, the Adviser is paid the following rate (under the "fund of funds" structure):

                                                                                 Management Fee                 Asset Level
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                   0.200%            Less than $1 billion
                                                                                     0.175%            From $1 billion to $2 billion
                                                                                     0.150%            From $2 billion to $3 billion
                                                                                     0.125%            Greater than $3 billion

Old Mutual Asset Allocation Balanced Portfolio                                       0.200%            Less than $1 billion
                                                                                     0.175%            From $1 billion to $2 billion
                                                                                     0.150%            From $2 billion to $3 billion
                                                                                     0.125%            Greater than $3 billion

Old Mutual Asset Allocation Moderate Growth Portfolio                                0.250%            Less than $1 billion
                                                                                     0.225%            From $1 billion to $2 billion
                                                                                     0.200%            From $2 billion to $3 billion
                                                                                     0.175%            Greater than $3 billion

Old Mutual Asset Allocation Growth Portfolio                                         0.250%            Less than $1 billion
                                                                                     0.225%            From $1 billion to $2 billion
                                                                                     0.200%            From $2 billion to $3 billion
                                                                                     0.175%            Greater than $3 billion
____________________________________________________________________________________________________________________________________

                                                                 31

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2008

Expense Limitation Agreements - In the interest of limiting expenses of the Funds, the Adviser has entered into an expense limitation agreement ("Expense Limitation Agreement") pursuant to which the Adviser has agreed, in writing, to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses (including acquired
(underlying) fund fees and expenses) to a specified percentage of the Funds' average daily net assets through the dates specified below.

The expense limitations are as follows:

                                                                                              Institutional       Expiration Date
                                                          Class A     Class C     Class Z         Class        of Expense Limitation
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio         1.50%       2.25%       1.25%          1.25%          December 31, 2008
Old Mutual Asset Allocation Balanced Portfolio             1.55%       2.30%       1.30%          1.30%          December 31, 2008
Old Mutual Asset Allocation Moderate Growth Portfolio      1.55%       2.30%       1.30%          1.30%          December 31, 2008
Old Mutual Asset Allocation Growth Portfolio               1.60%       2.35%       1.35%          1.35%          December 31, 2008
____________________________________________________________________________________________________________________________________

Reimbursement by the Funds of the advisory fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation
Agreement may be made at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of the Fund to exceed the expense limitation. Consequently, no reimbursement by these Funds will be made unless: (i) the Fund's assets exceed $75 million; (ii) such reimbursement does not cause the operating expenses of the
Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed; and
(iii) the payment of such reimbursement was approved by the Board. Moreover, to the extent that the Adviser reimburses advisory fees or absorbs operating expenses of a Fund, the Adviser may seek payment of such amounts within two fiscal years after the fiscal year in which fees were reimbursed or absorbed. At July 31, 2008, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows (000):

                                                                              Expires 2009            Expires 2010            Total
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                 $155                   $182                 $337
Old Mutual Asset Allocation Balanced Portfolio                                      200                    367                  567
Old Mutual Asset Allocation Moderate Growth Portfolio                               267                    666                  933
Old Mutual Asset Allocation Growth Portfolio                                        257                    600                  857
____________________________________________________________________________________________________________________________________

During the year ended July 31, 2008, the Adviser was reimbursed approximately $1,000 and $4,000 by the Old Mutual Asset Allocation
Moderate Growth Portfolio and Old Mutual Asset Allocation Growth Portfolio, respectively, for previously waived fees.

Sub-Advisory Agreements - The Trust, on behalf of the Funds, and the Adviser have entered into a sub-advisory agreement (the
"Ibbotson Sub-Advisory Agreement") with Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson is a wholly owned subsidiary of
Ibbotson Associates, Inc., which is a wholly owned subsidiary of Morningstar, Inc. For the services provided and expenses incurred pursuant to the Ibbotson Sub-Advisory Agreement, Ibbotson is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each of the Funds, which is computed and paid monthly at an annual rate equal to the greater of (i)
0.08% for average daily net assets up to $250 million, 0.07% for average daily net assets from $250 million to $500 million, 0.06%
for average daily net assets from $500 million to $750 million, 0.05% for average daily net assets from $750 million to $1 billion,
0.04% for average daily net assets from $1 billion to $2 billion and 0.03% for average daily net assets over $2 billion, or (ii)
$200,000. The Sub-Advisory Agreement obligates Ibbotson to: (i) recommend a continuous investment allocation program for each Fund in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of each Fund's investments;
and (iii) recommend the allocation of the assets of each Fund by specific investment style mandate.

Prior to November 19, 2007, the Funds were managed under a "fund of managers" structure. The following sub-advisory agreements, which were in effect under the "fund of managers" structure were terminated as of November 19, 2007.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement
(the "Acadian Sub-Advisory Agreement") with Acadian Asset Management, LLC ("Acadian"). Acadian is a majority-owned subsidiary of
OMUSH. For the services provided and expenses incurred pursuant to the Acadian Sub-Advisory Agreement prior to November 19, 2007,
Acadian was entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Acadian, computed and paid monthly at an annual rate of 0.45%.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement
(the "Analytic Sub-Advisory Agreement") with Analytic Investors, LLC ("Analytic"). Analytic is a majority-owned subsidiary of OMUSH.
For the services provided and expenses incurred pursuant to the Analytic Sub-Advisory Agreement prior to November 19, 2007, Analytic was entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the
Funds managed by Analytic, computed and paid monthly at an annual rate of 0.35%.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement
(the "BHMS Sub-Advisory Agreement") with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley"). Barrow Hanley is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the BHMS Sub-Advisory Agreement prior to
November 19, 2007, Barrow Hanley was entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets

                                                                 32

of such portion of the Funds managed by Barrow Hanley, computed and paid monthly at an annual rate of 0.15% for the U.S.
Intermediate Fixed Income mandate, 0.15% for the U.S. Core Fixed Income mandate, 0.35% for the U.S. Large Cap Value mandate, 0.45%
for the U.S. Mid Cap Value mandate and 0.50% for the U.S. Small Cap Value mandate.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement
(the "Clay Finlay Sub-Advisory Agreement") with Clay Finlay LLC ("Clay Finlay"). Clay Finlay is a majority-owned subsidiary of
OMUSH. For the services provided and expenses incurred pursuant to the Clay Finlay Sub-Advisory Agreement prior to November 19,
2007, Clay Finlay was entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Clay Finlay, computed and paid monthly at an annual rate of 0.45% for the International Large Cap
Equity mandate and 0.50% for the Emerging Markets Equity mandate.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement
(the "Dwight Sub-Advisory Agreement") with Dwight Asset Management Company LLC ("Dwight"). Dwight is a majority-owned subsidiary of
OMUSH. For the services provided and expenses incurred pursuant to the Dwight Sub-Advisory Agreement prior to November 19, 2007,
Dwight was entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Dwight, computed and paid monthly at an annual rate of 0.10% for the Cash Management mandate, 0.15% for the
U.S. Intermediate Fixed Income mandate, 0.15% for the U.S. Core Fixed Income mandate and 0.25% for the U.S. High Yield Fixed Income mandate.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement
(the "THB Sub-Advisory Agreement") with Thomson Horstmann & Bryant, Inc. ("THB"). THB is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the THB Sub-Advisory Agreement prior to November 19, 2007, THB was entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by
THB, computed and paid monthly at an annual rate of 0.60% for the U.S. Small Cap Value mandate and 0.50% for the U.S. Mid Cap Value mandate.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement, as amended (the "Heitman Sub-Advisory Agreement") with Heitman Real Estate Securities LLC ("Heitman"). Heitman is a wholly owned subsidiary of Heitman LLC, which is owned 50% by Heitman senior executives and 50% by Old Mutual (HFL) Inc., a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Heitman Sub-Advisory Agreement prior to
November 19, 2007, Heitman was entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Heitman, computed and paid monthly at an annual rate of 0.40%.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement
(the "LRC Sub-Advisory Agreement") with Liberty Ridge Capital, Inc. ("Liberty Ridge"). Liberty Ridge is a wholly owned subsidiary of
OMUSH. For the services provided and expenses incurred pursuant to the LRC Sub-Advisory Agreement prior to November 19, 2007,
Liberty Ridge was entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Liberty Ridge, computed and paid monthly at an annual rate of 0.35% for the U.S. Large Cap Blend mandate, 0.45% for the U.S. Mid Cap Equity mandate and 0.50% for the U.S. Small Cap Blend mandate.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement
(the "Provident Sub-Advisory Agreement") with Provident Investment Counsel, LLC ("Provident"). Provident is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Provident Sub-Advisory Agreement prior to
November 19, 2007, Provident was entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Provident, computed and paid monthly at an annual rate of 0.35% for the U.S. Large
Cap Growth mandate and 0.45% for the U.S. Mid Cap Growth mandate.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement
(the "Rogge Sub-Advisory Agreement") with Rogge Global Partners PLC ("Rogge"). Rogge is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Rogge Sub-Advisory Agreement prior to November 19, 2007, Rogge was entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Rogge, computed and paid monthly at an annual rate of 0.25%.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement
(the "TS&W Sub-Advisory Agreement") with Thompson, Siegel & Walmsley, LLC ("TS&W"). TS&W is a majority-owned subsidiary of OMUSH.
For the services provided and expenses incurred pursuant to the TS&W Sub-Advisory Agreement prior to November 19, 2007, TS&W was entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by TS&W, computed and paid monthly at an annual rate of 0.35% for the U.S. Large Cap Value mandate, 0.40% for the U.S. All
Cap Value mandate, 0.45% for the U.S. Mid Cap Value mandate, 0.475% for the U.S. Small/Mid Cap Value mandate and 0.50% for the U.S.
Small Cap Value mandate.

Under the "fund of managers" structure, the Trust, on behalf of the Funds, and the Adviser entered into a sub-advisory agreement
(the "Copper Rock Sub-Advisory Agreement") with Copper Rock Capital Partners, LLC ("Copper Rock"). Copper Rock is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Copper Rock Sub-Advisory Agreement prior to
November 19, 2007, Copper Rock was entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Copper Rock, computed and paid monthly at an annual rate of 0.55%.

                                                                 33

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2008

Administrative Services Agreement - The Trust and Old Mutual Fund Services (the "Administrator"), a wholly owned subsidiary of the
Adviser, entered into an Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, as follows:

        Average Daily Net Assets           Annual Fee Rate
_____________________________________________________________

       $0 to $500 million                        0.10%
 > $500 million up to $1 billion                 0.09%
 > $1 billion up to $1.5 billion                 0.08%
        > $1.5 billion                           0.07%
_____________________________________________________________

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties. The
Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Bank of New York Mellon (the "Sub-Administrator") serves as sub-administrator to the Trust. The Sub-Administrator assists the
Administrator in connection with the administration of the business and affairs of the Trust. Pursuant to a sub-administration and accounting agreement (the "Sub-Administration Agreement") between the Administrator and the Sub-Administrator, the Administrator
pays the Sub-Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the Trust,
Old Mutual Funds II, Old Mutual Funds III and Old Mutual Insurance Series Fund (the "Old Mutual Complex"), of (1) 0.0475% of the
first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. With regard to the Funds, these fees apply only at the underlying fund level. In addition, the Administrator pays the Sub-Administrator the following annual fees: (1)
$35,000 for each Fund; and (2) $3,000 per class in excess of three classes for each fund in the Old Mutual Complex. Certain minimum fees apply. The Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the Sub-Administrator) negligence or willful misconduct or the
Sub-Administrator's failure to act in good faith. In no event shall the Sub-Administrator be liable to the Administrator or any third party for special, indirect or consequential damages.

Prior to November 5, 2007, SEI Investments Global Funds Services served as the sub-administrator to the Funds (the "Former
Sub-Administrator") pursuant to a sub-administrative services agreement (the "SEI Sub-Administrative Agreement") entered into with the Administrator. Under the SEI Sub-Administrative Agreement, the Administrator paid the Former Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Old Mutual Complex of: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (B) a fee based on the aggregate number of Funds of the Old Mutual
Complex calculated at the sum of between $50,000 and $60,000 per Fund, depending on the total number of funds. The SEI
Sub-Administrative Agreement provided that the Former Sub-Administrator would not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the SEI Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Former Sub-Administrator in the performance of its duties.

Distribution Agreement - Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Adviser, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the
Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 90 days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of each Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class
A or Class C shares, which may

                                                                 34

include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current prospectus or statement of additional information with respect to Class A and Class C shares and interest and other financing costs.

The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested
Trustees from time to time.

Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Distributor will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator, Adviser or sub-advisers may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust has a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

Of the service and distribution fees the Distributor received for the year ended July 31, 2008, it retained the following:

                                                                             Service Fees (000)              Distribution Fees (000)
____________________________________________________________________________________________________________________________________

                                                                         Class A           Class C                   Class C
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                          $2               $ 28                      $ 84
Old Mutual Asset Allocation Balanced Portfolio                               3                117                       351
Old Mutual Asset Allocation Moderate Growth Portfolio                        3                158                       474
Old Mutual Asset Allocation Growth Portfolio                                 2                 96                       287
____________________________________________________________________________________________________________________________________

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Funds. From time to time, the Funds may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund.

Effective November 19, 2007, The Bank of New York Mellon serves as custodian for each of the Funds. Prior to November 19, 2007, U.S.
Bank, N.A. served as the custodian for each of the Funds.

The Funds have entered into a shareholder servicing agreement with the Administrator to provide shareholder support and other shareholder account-related services. The shareholder service fees are reviewed periodically and approved annually by the Board.
Shareholder service fees paid to Old Mutual Fund Services for the year ended July 31, 2008 were as follows (000):

___________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio              $ 2
Old Mutual Asset Allocation Balanced Portfolio                    7
Old Mutual Asset Allocation Moderate Growth Portfolio            15
Old Mutual Asset Allocation Growth Portfolio                     16
___________________________________________________________________

On September 7, 2004, the Board approved an agreement between the Funds and the Administrator to provide shareholder related web development and maintenance services. For its services for the year ended July 31, 2008, Old Mutual Fund Services received a fee of approximately $31,000, which was allocated to each Fund quarterly based on average net assets. Effective December 31, 2007, these services were no longer paid for by the Funds.

Officers and Trustees of the Funds who are or were officers of the Adviser, Administrator, Sub-Administrator or Distributor received no compensation from the Funds.

                                                                 35

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2008

4. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Funds I, Old Mutual Funds II and Old Mutual
Insurance Series Fund (together, the "Trusts"), on behalf of certain series portfolios of the Trusts (the "OM Funds"), each of the
OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the OM Funds may borrow more than 10% of its assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the year ended July 31, 2008.

5. INVESTMENT TRANSACTIONS
____________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments, for the
Funds, for the year ended July 31, 2008 were as follows:

                                                                           Purchases (000)*            Sales and Maturities (000)*
____________________________________________________________________________________________________________________________________

                                                                     U.S. Government       Other       U.S. Government       Other
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                       $ 6,731          $29,405          $ 6,749          $ 18,153
Old Mutual Asset Allocation Balanced Portfolio                            14,954           75,361           15,376            76,044
Old Mutual Asset Allocation Moderate Growth Portfolio                     11,815           88,347           11,443           101,894
Old Mutual Asset Allocation Growth Portfolio                                   -           78,963                -            95,242
____________________________________________________________________________________________________________________________________

* Excludes investment transactions related to the restructuring of the Funds from a "fund of managers" structure to a "fund of funds" structure as described in Note 1.

6. SHARE TRANSACTIONS
__________________________________________________________________________________________________________________________________________________________

                                                           Old Mutual                Old Mutual                Old Mutual                Old Mutual
                                                        Asset Allocation          Asset Allocation          Asset Allocation          Asset Allocation
                                                          Conservative                Balanced               Moderate Growth               Growth
                                                           Portfolio                  Portfolio                 Portfolio                 Portfolio
__________________________________________________________________________________________________________________________________________________________

                                                     8/1/07 to    8/1/06 to     8/1/07 to    8/1/06 to    8/1/07 to    8/1/06 to    8/1/07 to    8/1/06 to
                                                      7/31/08      7/31/07       7/31/08      7/31/07      7/31/08      7/31/07      7/31/08      7/31/07
__________________________________________________________________________________________________________________________________________________________

Shares Issued and Redeemed (000):
   Class A
   Shares Issued                                         719          644         1,217        1,435        1,263        1,866        1,076        1,989
   Shares Issued upon Reinvestment of Distributions       50           23           234           83          207           65          173           33
   Shares Redeemed                                      (411)        (359)       (1,507)        (763)      (1,319)      (1,478)      (1,512)        (658)
__________________________________________________________________________________________________________________________________________________________

   Total Class A Share Transactions                      358          308           (56)         755          151          453         (263)       1,364
__________________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                       1,723        1,264         4,016        4,228        4,173        5,662        1,922        3,545
   Shares Issued upon Reinvestment of Distributions       64           22           357           82          449           81          310           53
   Shares Redeemed                                      (868)        (714)       (2,273)      (1,074)      (3,264)      (1,864)      (1,934)        (932)
__________________________________________________________________________________________________________________________________________________________

   Total Class C Share Transactions                      919          572         2,100        3,236        1,358        3,879          298        2,666
__________________________________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                          30           44            21           46           10           38           15           43
   Shares Issued upon Reinvestment of Distributions        3            1             4            -            2            -            3            -
   Shares Redeemed                                       (19)           -            (6)           -            -            -           (1)           -
__________________________________________________________________________________________________________________________________________________________

   Total Class Z Share Transactions                       14           45            19           46           12           38           17           43
__________________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                         106           16           465           86          276          337          968          512
   Shares Issued upon Reinvestment of Distributions       28           17            17           37           32           15           82           22
   Shares Redeemed                                        (7)         (54)       (1,032)        (147)        (523)         (72)        (752)         (64)
__________________________________________________________________________________________________________________________________________________________

   Total Institutional Class Share Transactions          127          (21)         (550)         (24)        (215)         280          298          470
__________________________________________________________________________________________________________________________________________________________

   Net Increase in Shares Outstanding                  1,418          904         1,513        4,013        1,306        4,650          350        4,543
__________________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either 0 or have been rounded to 0.

                                                                 36

7. AFFILIATED FUND OF FUNDS TRANSACTIONS

The Funds invest in certain mutual funds within the Old Mutual Complex, of which certain funds may be deemed to be under common control because they may share the same Board. A Fund's investment in any of the underlying funds may exceed 25% of the underlying fund's total assets. The financial statements for each of the underlying funds that are part of the Old Mutual Complex may be obtained at oldmutualfunds.com. A summary of the Funds' transactions in affiliated underlying funds during the year ended July 31,
2008 follows:

Old Mutual Asset Allocation Conservative Portfolio (000):

                                                                                Unrealized
                                                    Purchases at  Proceeds     Appreciation      Value      Dividend   Net Realized
Underlying Fund                                         Cost     from Sales   (Depreciation)   at 7/31/08    Income     Gain (Loss)
____________________________________________________________________________________________________________________________________

   Old Mutual Advantage Growth Fund                   $  5,023      $   745       $  (421)        $ 3,756    $    -       $ (101)
   Old Mutual Analytic U.S. Long/Short Fund              1,384           66          (162)          1,155         4           (1)
   Old Mutual Barrow Hanley Core Bond Fund              17,602          535          (213)         16,854       366            -
   Old Mutual Barrow Hanley Value Fund                   2,963          741          (601)          1,764        55          143
   Old Mutual Dwight High Yield Fund                     4,763          560          (208)          3,993       193           (2)
   Old Mutual Dwight Intermediate Fixed Income Fund     16,756        4,540           (73)         12,163       494           20
   Old Mutual Focused Fund                               1,404           84           (92)          1,244         3           16
   Old Mutual International Bond Fund                    6,151          803           204           5,559       120            7
   Old Mutual International Equity Fund                  4,890          110          (704)          4,090         4           14
   Old Mutual Mid-Cap Fund                                 691          106          (176)            511         -          102
   Old Mutual Provident Mid-Cap Growth Fund              1,900          608           (92)          1,219         -           19
   Old Mutual TS&W Mid-Cap Value Fund                    5,384          641          (156)          4,586         2           (1)
____________________________________________________________________________________________________________________________________

Total                                                 $ 68,911      $ 9,539       $(2,694)        $56,894   $ 1,241      $   216
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Balanced Portfolio (000):

                                                                                Unrealized
                                                    Purchases at  Proceeds     Appreciation     Value       Dividend   Net Realized
Underlying Fund                                         Cost     from Sales   (Depreciation)   at 7/31/08    Income     Gain (Loss)
____________________________________________________________________________________________________________________________________

   Old Mutual Advantage Growth Fund                   $ 21,044      $   437      $ (2,268)       $ 18,263    $    -       $  (76)
   Old Mutual Analytic U.S. Long/Short Fund              8,749           43          (969)          7,736        44           (1)
   Old Mutual Barrow Hanley Core Bond Fund              27,806          504          (229)         27,070       675           (3)
   Old Mutual Barrow Hanley Value Fund                  14,568        1,658        (3,701)         10,740       276        1,531
   Old Mutual Clay Finlay Emerging Markets Fund          6,312        1,785          (794)          3,806         -           73
   Old Mutual Developing Growth Fund                     4,290          138          (692)          3,456         -           (4)
   Old Mutual Discover Value Fund                        8,045          351          (422)          7,267         -           (5)
   Old Mutual Dwight High Yield Fund                     6,314          105          (358)          5,850       288           (1)
   Old Mutual Dwight Intermediate Fixed Income Fund     33,003       11,815          (127)         21,122       937           61
   Old Mutual Focused Fund                               6,307          230          (680)          5,598        27          201
   Old Mutual Heitman Reit Fund                          4,176          825          (778)          3,113        54          540
   Old Mutual International Bond Fund                   12,859        3,331           370          10,036       245          138
   Old Mutual International Equity Fund                 25,684          287        (4,007)         21,497        27          107
   Old Mutual Mid-Cap Fund                               4,592        1,045        (1,185)          3,069         -          707
   Old Mutual Provident Mid-Cap Growth Fund              8,655          371          (497)          7,786         -           (1)
   Old Mutual TS&W Mid-Cap Value Fund                   15,287          331          (589)         14,370         9            3
____________________________________________________________________________________________________________________________________

Total                                                 $207,691      $23,256      $(16,926)       $170,779    $2,582       $3,270
____________________________________________________________________________________________________________________________________

                                                                 37

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2008

Old Mutual Asset Allocation Moderate Growth Portfolio (000):

                                                                                Unrealized
                                                    Purchases at  Proceeds     Appreciation      Value      Dividend   Net Realized
Underlying Fund                                         Cost     from Sales   (Depreciation)   at 7/31/08    Income     Gain (Loss)
____________________________________________________________________________________________________________________________________

   Old Mutual Advantage Growth Fund                   $ 33,114      $ 1,565      $ (3,907)       $ 27,401    $    -       $ (241)
   Old Mutual Analytic U.S. Long/Short Fund             13,782          181        (1,517)         12,072        62          (12)
   Old Mutual Barrow Hanley Core Bond Fund              17,242        1,211          (139)         15,895       448            3
   Old Mutual Barrow Hanley Value Fund                  23,457        3,240        (5,792)         16,665       439        2,240
   Old Mutual Clay Finlay Emerging Markets Fund         10,681        2,265        (1,475)          6,979         -           38
   Old Mutual Developing Growth Fund                     9,964          508        (1,569)          7,868         -          (19)
   Old Mutual Discover Value Fund                       15,765          779          (909)         14,059         -          (18)
   Old Mutual Dwight Intermediate Fixed Income Fund     24,430       11,546           (77)         12,878       668           71
   Old Mutual Focused Fund                              10,773          517        (1,166)          9,421        47          331
   Old Mutual Heitman Reit Fund                         11,466        2,158        (2,440)          8,621       154        1,753
   Old Mutual International Bond Fund                    8,664        2,396           244           6,591        55           79
   Old Mutual International Equity Fund                 47,370          851        (8,078)         38,662       164          221
   Old Mutual Mid-Cap Fund                               7,356        1,691        (2,211)          4,821         -        1,367
   Old Mutual Provident Mid-Cap Growth Fund             12,816          327          (776)         11,708         -           (5)
   Old Mutual TS&W Mid-Cap Value Fund                   24,756        2,451        (1,000)         21,293        15          (12)
____________________________________________________________________________________________________________________________________

Total                                                 $271,636      $31,686      $(30,812)       $214,934    $2,052       $5,796
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio (000):

                                                                                Unrealized
                                                    Purchases at  Proceeds     Appreciation      Value      Dividend   Net Realized
Underlying Fund                                         Cost     from Sales   (Depreciation)   at 7/31/08    Income     Gain (Loss)
____________________________________________________________________________________________________________________________________

   Old Mutual Advantage Growth Fund                   $ 32,540      $ 4,804      $ (3,206)       $ 23,896    $    -       $ (634)
   Old Mutual Analytic U.S. Long/Short Fund             10,653          369        (1,151)          9,104        58          (29)
   Old Mutual Barrow Hanley Value Fund                  25,815        6,181        (5,655)         15,736       484        1,757
   Old Mutual Clay Finlay Emerging Markets Fund          9,552        3,441        (1,010)          4,778         -         (323)
   Old Mutual Developing Growth Fund                     9,383          247        (1,389)          7,725         -          (22)
   Old Mutual Discover Value Fund                       14,126        1,254          (782)         12,040         -          (50)
   Old Mutual Focused Fund                               9,955          663        (1,054)          8,518        43          280
   Old Mutual Heitman Reit Fund                         15,120        4,817        (2,649)          9,556       197        1,902
   Old Mutual International Equity Fund                 46,014        4,089        (6,706)         35,005        52         (214)
   Old Mutual Mid-Cap Fund                               4,540        1,586        (1,076)          2,430         -          552
   Old Mutual Provident Mid-Cap Growth Fund              9,226        1,200          (398)          7,516         -         (112)
   Old Mutual TS&W Mid-Cap Value Fund                   18,681        3,940          (630)         14,013        11          (98)
____________________________________________________________________________________________________________________________________

Total                                                 $205,605      $32,591      $(25,706)       $150,317    $  845       $3,009
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

8. FOREIGN HOLDINGS RISK
____________________________________________________________________________________________________________________________________

Prior to November 19, 2007, each Fund may have invested directly in foreign securities and under the "fund of fund" structure, certain underlying funds may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

                                                                 38

9. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for
Uncertainty in Income Taxes on January 31, 2008. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.
A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2005 - 2007 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended July 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of July 31, 2008, primarily attributable to certain net operating losses, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities for tax purposes, reclassifications of long-term capital gain distributions on Real Estate Investment Trust securities, reclassifications of capital gain distributions investments in Passive Foreign Investment Companies, foreign currency translation and return of capital which, for tax purposes, are not available to offset future income, were reclassified to the following accounts.

                                                                                      Increase/(Decrease)        Increase/(Decrease)
                                                                                          Accumulated               Undistributed
                                                                                          Net Realized              Net Investment
                                                                                             Gain                       Income
                                                                                             (000)                      (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                         $  (200)                    $  200
Old Mutual Asset Allocation Balanced Portfolio                                              (1,250)                     1,250
Old Mutual Asset Allocation Moderate Growth Portfolio                                       (2,641)                     2,641
Old Mutual Asset Allocation Growth Portfolio                                                (2,974)                     2,974
____________________________________________________________________________________________________________________________________

The tax character of dividends and distributions declared during the year or periods ended July 31, 2008 and 2007 were as follows:

                                                                                         Ordinary          Long Term
                                                                                          Income          Capital Gain       Total
                                                                                           (000)              (000)          (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio
   2008                                                                                   $ 1,775            $  670         $ 2,445
   2007                                                                                       889               140           1,029
Old Mutual Asset Allocation Balanced Portfolio
   2008                                                                                     8,714             3,306          12,020
   2007                                                                                     2,576             1,142           3,718
Old Mutual Asset Allocation Moderate Growth Portfolio
   2008                                                                                    11,047             4,608          15,655
   2007                                                                                     2,292             1,107           3,399
Old Mutual Asset Allocation Growth Portfolio
   2008                                                                                     8,380             3,120          11,500
   2007                                                                                     1,357               840           2,197
____________________________________________________________________________________________________________________________________

                                                                 39

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JULY 31, 2008

As of July 31, 2008, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                                                                         Post
                               Undistributed   Undistributed                   Post     October       Net           Other
                                 Ordinary        Long Term     Capital Loss   October  Currency    Unrealized     Temporary
                                 Income        Capital Gain    Carryforwards  Losses    Losses   (Depreciation)  Differences  Total
                                  (000)            (000)           (000)       (000)     (000)       (000)          (000)     (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation
   Conservative Portfolio        $ 2,440         $    -             $-       $ (1,314)  $(110)      $   (942)      $ (8)    $    66
Old Mutual Asset Allocation
   Balanced Portfolio                317          5,913              -              -       -         (8,517)       (17)     (2,304)
Old Mutual Asset Allocation
   Moderate Growth Portfolio      21,455              -              -        (10,802)      -        (15,462)        (9)     (4,818)
Old Mutual Asset Allocation
   Growth Portfolio               15,886              -              -         (8,830)      -        (16,278)        (7)     (9,229)
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2007 through July 31, 2008 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. The Federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short and written option contracts, held by each Fund at July 31, 2008 were as follows:

                                                                   Federal Tax     Unrealized       Unrealized      Net Unrealized
                                                                      Cost        Appreciation     Depreciation      Depreciation
                                                                      (000)          (000)            (000)             (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                  $ 58,046        $ 1,993          $ (2,935)        $   (942)
Old Mutual Asset Allocation Balanced Portfolio                       180,474          8,908           (17,425)          (8,517)
Old Mutual Asset Allocation Moderate Growth Portfolio                232,153         15,837           (31,299)         (15,462)
Old Mutual Asset Allocation Growth Portfolio                         167,795          9,902           (26,180)         (16,278)
____________________________________________________________________________________________________________________________________

10. NEW ACCOUNTING PRONOUNCEMENTS
____________________________________________________________________________________________________________________________________

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). This
standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value and the expanded disclosures about fair value measurements. As of July 31, 2008, the Funds do not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and
Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS
161 may require enhanced disclosures about a fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 may have on the Funds' financial statement disclosures.

11. SUBSEQUENT EVENTS (UNAUDITED)
____________________________________________________________________________________________________________________________________

Recent events have increased volatility in the values of many securities held by the underlying funds in the Funds' portfolios. For example, subsequent to the date of this report, the U.S. Government placed Fannie Mae and Freddie Mac into conservatorship; Lehman
Brothers filed for protection under the bankruptcy laws; the federal government provided emergency AID to American International
Group; and Bank of America agreed to acquire Merrill Lynch. The Schedule of Investments dated as of July 31, 2008 includes underlying funds that own securities of some of these issuers and others that have been affected by recent market events. To the extent that the underlying funds continue to own these securities, the value of these securities will be subject to increased volatility.

                                                                 40

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Funds I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Balanced Portfolio, Old
Mutual Asset Allocation Moderate Growth Portfolio and Old Mutual Asset Allocation Growth Portfolio (four of the fifteen funds constituting Old Mutual Funds I, hereafter referred to as the "Funds") at July 31, 2008 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United
States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

[PWHC LLP SIGNATURE]

Denver, Colorado
September 22, 2008

                                                                 41

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended
July 31, 2008, each Fund is designating the following items with regard to distributions paid during the year.

                                                                             Qualifying For
                                                            Long Term      Corporate Dividends    Qualifying       U.S.       Qualified      Qualified
                                                           Capital Gain        Receivable          Dividend     Government     Interest      Short Term
Fund                                                       Distribution*      Deduction (1)       Income (2)   Interest (3)   Income (4)  Capital Gain (5)
__________________________________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio          $  670,087            5.41%              6.48%         5.24%         5.24%         100.00%
Old Mutual Asset Allocation Balanced Portfolio               3,306,178           13.75%             19.16%         2.69%         2.69%         100.00%
Old Mutual Asset Allocation Moderate Growth Portfolio        4,608,207           15.83%             30.33%         0.49%         0.49%         100.00%
Old Mutual Asset Allocation Growth Portfolio                 3,119,951           10.78%             23.23%         0.00%         0.00%         100.00%
==========================================================================================================================================================

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of
    2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
    It is the intention of each of the Funds in the table to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of
    California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

*   These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

                                                                 42

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling toll-free at 888.772.2888; (ii) on the Trust's website at oldmutualfunds.com; and
(iii) on the SEC's website at http://www.sec.gov.

Information about how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008 is available on the Trust's website at oldmutualfunds.com and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's
Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free.

                                                                 43

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - July 31, 2008

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Transaction fees may include transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees. Fund-related fees may include ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended July 31, 2008.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the
$10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each share class under the heading entitled "Expenses Paid During Six Month Period"
to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              Annualized       Expenses                                                                     Annualized       Expenses
                                    Beginning     Ending        Expense          Paid                                             Beginning     Ending        Expense          Paid
                                     Account      Account       Ratios          During                                             Account      Account       Ratios          During
                                      Value        Value      for the Six      Six Month                                            Value        Value      for the Six      Six Month
                                      2/1/08      7/31/08     Month Period      Period*                                             2/1/08      7/31/08     Month Period      Period*
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class A                                  Old Mutual Asset Allocation Balanced Portfolio - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $  983.50        0.72%         $3.55            Actual Fund Return               $1,000.00    $  974.40        0.41%         $2.01
   Hypothetical 5% Return            1,000.00     1,024.83        0.72           3.62            Hypothetical 5% Return            1,000.00     1,024.84        0.41           2.06
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class C                                  Old Mutual Asset Allocation Balanced Portfolio - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       979.90        1.46           7.19            Actual Fund Return                1,000.00       974.20        0.41           2.01
   Hypothetical 5% Return            1,000.00     1,024.79        1.46           7.35            Hypothetical 5% Return            1,000.00     1,022.82        0.41           2.06
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class Z                                  Old Mutual Asset Allocation Moderate Growth Portfolio - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       984.70        0.56           2.76            Actual Fund Return                1,000.00       964.40        0.52           2.54
   Hypothetical 5% Return            1,000.00     1,024.84        0.56           2.82            Hypothetical 5% Return            1,000.00     1,024.84        0.52           2.62
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Institutional Class                      Old Mutual Asset Allocation Moderate Growth Portfolio - Class C
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       983.80        0.55           2.71            Actual Fund Return                1,000.00       960.40        1.36           6.63
   Hypothetical 5% Return            1,000.00     1,022.13        0.55           2.77            Hypothetical 5% Return            1,000.00     1,024.80        1.36           6.85
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Balanced Portfolio - Class A                                      Old Mutual Asset Allocation Moderate Growth Portfolio - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       999.73        0.66           3.28            Actual Fund Return                1,000.00       965.50        0.35           1.71
   Hypothetical 5% Return            1,000.00     1,024.79        0.66           3.32            Hypothetical 5% Return            1,000.00     1,024.85        0.35           1.76
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Balanced Portfolio - Class C                                      Old Mutual Asset Allocation Moderate Growth Portfolio - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       969.50        1.41           6.90            Actual Fund Return                1,000.00       965.40        0.36           1.76
   Hypothetical 5% Return            1,000.00     1,024.79        1.41           7.10            Hypothetical 5% Return            1,000.00     1,023.07        0.36           1.81
_________________________________________________________________________________________     _________________________________________________________________________________________

                                                                 44

                                                              Annualized       Expenses
                                    Beginning     Ending        Expense          Paid
                                     Account      Account       Ratios          During
                                      Value        Value      for the Six      Six Month
                                      2/1/08      7/31/08     Month Period      Period*
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class A
_________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $  957.30        0.60%         $2.92
   Hypothetical 5% Return            1,000.00     1,024.83        0.60           3.02
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class C
_________________________________________________________________________________________

   Actual Fund Return                1,000.00       953.70        1.35           6.56
   Hypothetical 5% Return            1,000.00     1,024.80        1.35           6.80
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class Z
_________________________________________________________________________________________

   Actual Fund Return                1,000.00       958.40        0.37           1.80
   Hypothetical 5% Return            1,000.00     1,024.84        0.37           1.86
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return                1,000.00       957.70        0.34           1.65
   Hypothetical 5% Return            1,000.00     1,023.17        0.34           1.71
_________________________________________________________________________________________

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                                                                 45

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST
As of July 31, 2008 (Unaudited)

Trustees

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Trustees, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, all Trustees and Officers can be contacted c/o Old Mutual Capital, Inc., 4643
South Ulster Street, 6th Floor, Denver, Colorado 80237. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 888-772-2888 toll-free.

_______________________________________________________________________________________________________________________________________________________________________

INDEPENDENT TRUSTEES
_______________________________________________________________________________________________________________________________________________________________________

                                                                                                          Number of Funds in
                                              Term of Office*                                            the Old Mutual Fund
                          Position(s) Held     and Length of         Principal Occupation(s)               Complex Overseen              Other Directorships
Name and Age               with the Trust      Time Served           During Past Five Years                   by Trustee                   Held by Trustee
_______________________________________________________________________________________________________________________________________________________________________

L. Kent Moore             Chairman of           Since 2004       Chairman, Foothills Energy                       30              TS&W/Claymore Tax-Advantaged
(Age: 52)                 the Board and                          Ventures, LLC, since 2006. Partner,                              Balanced Fund, Old Mutual/
                          Trustee                                WillSource Enterprise, LLC (oil and                              Claymore Long Short Fund, and
                                                                 gas exploration and production),                                 Old Mutual Funds III.
                                                                 since 2005. Managing Director,
                                                                 High Sierra Energy, LP (holding
                                                                 company of natural resource related
                                                                 businesses), 2004 - 2005.
_______________________________________________________________________________________________________________________________________________________________________

John R. Bartholdson       Trustee               Since 2004       Retired. Chief Financial Officer,                61              Old Mutual Insurance Series Fund,
(Age: 63)                                                        The Triumph Group, Inc.                                          Old Mutual Funds II, Old Mutual
                                                                 (manufacturing), 1992 - 2007.                                    Funds III, ING Clarion Real Estate
                                                                                                                                  Income Fund, and ING Clarion Global
                                                                                                                                  Real Estate Income Fund.
_______________________________________________________________________________________________________________________________________________________________________

Robert M. Hamje           Trustee               Since 2004       Retired. President and Chief                     30              TS&W/Claymore Tax-Advantaged
(Age: 66)                                                        Investment Officer, TRW Investment                               Balanced Fund, Old Mutual/
                                                                 Management Company (investment                                   Claymore Long-Short Fund, and
                                                                 management), 1984 - 2003.                                        Old Mutual Funds III.
_______________________________________________________________________________________________________________________________________________________________________

Jarrett B. Kling          Trustee               Since 2004       Managing Director,                               30              Hirtle Callaghan Trust,
(Age: 65)                                                        ING Clarion Real Estate Securities                               ING Clarion Real Estate Income Fund,
                                                                 (investment advisee).                                            ING Clarion Global Real Estate
                                                                                                                                  Income Fund, ING Clarion, and
                                                                                                                                  Old Mutual Funds III.
_______________________________________________________________________________________________________________________________________________________________________

* Trustee of the Trust until such time as his or her successor is duly elected and appointed.

_______________________________________________________________________________________________________________________________________________________________________

INTERESTED TRUSTEE AND ADVISORY TRUSTEE
_______________________________________________________________________________________________________________________________________________________________________

                                                                                                          Number of Funds in
                                              Term of Office*                                            the Old Mutual Fund
                          Position(s) Held     and Length of         Principal Occupation(s)               Complex Overseen              Other Directorships
Name and Age               with the Trust      Time Served           During Past Five Years                   by Trustee                   Held by Trustee
_______________________________________________________________________________________________________________________________________________________________________

Julian F. Sluyters**      Interested            Since 2006       Chief Executive Officer                          30              Old Mutual Capital, Inc., Old Mutual
(Age: 48)                 Trustee,                               (June 2008 - present),                                           Investment Partners, Old Mutual Fund
                          President,                             President (2006 - present),                                      Services, and Old Mutual Funds III.
                          and Principal                          and Chief Operating Officer
                          Executive Officer                      (2006 - June 2008), Old Mutual
                                                                 Capital, Inc. President and
                                                                 Chief Executive Officer,
                                                                 Scudder family of funds, 2004 -
                                                                 December 2005. Managing Director,
                                                                 UBS Global Asset Management,
                                                                 and President and Chief Executive
                                                                 Officer, UBS Fund Services,
                                                                 2001 - 2003.
_______________________________________________________________________________________________________________________________________________________________________

Walter W. Driver, Jr.***  Advisory Trustee      Since 2006       Chairman - Southeast,                            30              Total Systems Services, Inc. and
(Age: 63)                                                        Goldman Sachs & Co.,                                             Equifax, Inc.
                                                                 since January 2006.
                                                                 Chairman, King & Spalding LLP
                                                                 (law firm), 1970 - 2006.
_______________________________________________________________________________________________________________________________________________________________________

*  Trustee of the Trust until such time as his or her successor is duly elected and appointed.

** Mr. Sluyters is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of the
   Adviser.

***Mr. Driver commenced service as a Trustee in May 2005. Effective January 20, 2006, he resigned as a Trustee. Effective January 23, 2006, the Board appointed Mr.
   Driver an Advisory Trustee of the Trust, with no voting rights.

                                                                 46

Trust Officers

The Board elects the Officers of the Trust to actively supervise its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The
Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

_______________________________________________________________________________________________________________________________________________________________________

Officers
_______________________________________________________________________________________________________________________________________________________________________

                                                             Term of Office*
                                Position(s) Held              and Length of                                          Principal Occupation(s)
Name and Age                     with the Trust                Time Served                                           During Past Five Years
_______________________________________________________________________________________________________________________________________________________________________

Robert T. Kelly              Treasurer and Principal            Since 2006           Vice President, Old Mutual Capital, Inc. and Old Mutual Fund Services,
(Age: 39)                    Financial Officer                                       since October 2006. Vice President of Portfolio Accounting, Founders Asset
                                                                                     Management LLC, 2000 - 2006.
_______________________________________________________________________________________________________________________________________________________________________

James F. Lummanick           Vice President and                 Since 2005           Senior Vice President and Chief Compliance Officer, Old Mutual Capital, Inc.,
(Age: 60)                    Chief Compliance                                        Old Mutual Investment Partners, and Old Mutual Fund Services, Inc., since 2005.
                             Officer                                                 Chief Compliance Officer, Old Mutual Funds II and Old Mutual Insurance Series
                                                                                     Fund, since 2005. Chief Compliance Officer, Old Mutual Funds III, since March
                                                                                     2008. Senior Vice President and Director of Compliance, Calamos Advisors LLC,
                                                                                     2004 - 2005. Vice President and Chief Compliance Officer, Invesco Funds Group,
                                                                                     Inc. 1996 - 2004.
_______________________________________________________________________________________________________________________________________________________________________

Andra C. Ozols               Vice President and                 Since 2005           Senior Vice President, Secretary, and General Counsel, Old Mutual Capital, Inc.,
(Age: 47)                    Secretary                                               since 2005. Executive Vice President (2004 - May 2005), General Counsel and
                                                                                     Secretary (2002 - 2005 and January 1998 - October 1998), and Vice President
                                                                                     (2002 - 2004), ICON Advisors, Inc. Director of ICON Management & Research
                                                                                     Corporation (2003 - 2005). Executive Vice President (2004 - 2005),
                                                                                     General Counsel and Secretary (2002 - 2005) and Vice President (2002 - 2004),
                                                                                     ICON Distributors, Inc. Executive Vice President and Secretary, ICON Insurance
                                                                                     Agency, Inc. (2004 - 2005).
_______________________________________________________________________________________________________________________________________________________________________

Karen S. Proc                Assistant Secretary                Since 2005           Vice President (since 2006) and Associate General Counsel (since 2005),
(Age: 38)                                                                            Old Mutual Capital, Inc. Associate General Counsel, Founders Asset Management
                                                                                     LLC, 2002 - 2005.
_______________________________________________________________________________________________________________________________________________________________________

Kathryn A. Burns             Assistant Treasurer                Since 2006           Regulatory Reporting Manager, Old Mutual Capital, Inc., since August
(Age: 31)                                                                            2006. Manager (2004 - July 2006) and Senior Associate (2001 - 2004),
                                                                                     PricewaterhouseCoopers LLP.
_______________________________________________________________________________________________________________________________________________________________________

Robert D. Lujan              Assistant Treasurer                Since 2006           Fund Services Manager, Old Mutual Capital, Inc., since July 2006. Fund
(Age: 41)                                                                            Accounting Supervisor, Janus Capital Group, 2003 - July 2006. Senior Fund
                                                                                     Accountant, Janus Capital Management L.L.C., 2001 - 2003.
_______________________________________________________________________________________________________________________________________________________________________

* Officer of the Trust until such time as his or her successor is duly elected and qualified.

                                                                 47

CONSIDERATIONS OF THE BOARD IN APPROVING INVESTMENT
ADVISORY AGREEMENTS AND INVESTMENT SUB-ADVISORY
AGREEMENTS (Unaudited)

Summary of Advisory and Sub-Advisory Agreements Approved by the Board

Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset
Allocation Moderate Growth Portfolio, and Old Mutual Asset Allocation Growth Portfolio (each, a "Portfolio" and, collectively, the
"Asset Allocation Portfolios"). On May 22, 2008, the Board approved the renewal, on behalf of the Asset Allocation Portfolios, of the advisory agreement (the "Asset Allocation Advisory Agreement") between Old Mutual Funds I (the "Trust") and Old Mutual Capital,
Inc. ("OMCAP" or the "Advisor"), as well as the renewal of the investment sub-advisory agreement (the "Asset Allocation
Sub-Advisory Agreement") among the Trust, the Advisor, and Ibbotson Associates Advisors, LLC ("Ibbotson"), with each to continue in effect through July 31, 2009.

The following discussion outlines the background of the proposals and the Board's considerations.

Description of Advisor

Old Mutual Capital, Inc.

OMCAP was formed and registered as an investment advisor with the Securities and Exchange Commission ("SEC") in May 2004. OMCAP is
a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a wholly-owned subsidiary of OM Group (UK) Limited, which, in turn, is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm. As of July 31, 2008, OMCAP managed approximately $3.4 billion in mutual fund assets. OMCAP has served as investment advisor to the
Trust since its inception.

Description of the Sub-Advisor (the "Sub-Advisor")

Ibbotson, a Delaware limited liability company located at 225 North Michigan Avenue, Chicago, Illinois 60601, is a wholly-owned subsidiary of Ibbotson Associates, Inc., which is a wholly-owned subsidiary of Morningstar, Inc. Ibbotson is the Sub-Advisor to
each Asset Allocation Portfolio and allocates, subject to the Advisor's supervision, each Asset Allocation Portfolio's assets among the underlying funds.

Considerations of the Board

This section describes the factors considered by the Board of Trustees of the Trust (the "Board" or the "Trustees") in approving the renewal of the Asset Allocation Advisory Agreement and Asset Allocation Sub-Advisory Agreement (collectively, the "Agreements')
through July 31, 2009.

In determining whether it was appropriate to approve the Agreements, the Board requested information, provided by the Advisor and the Sub-Advisor, which it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by independent legal counsel with respect to its deliberations. The Board received reports prepared by
Lipper, Inc. ("Lipper"), a mutual fund statistical service, detailing comparative mutual fund advisory fees, expenses levels, and performance rankings (the "Lipper Report(s)"). In considering the fairness and reasonableness of the Agreements, the Board reviewed numerous factors, with respect to each applicable Portfolio separately, including the following:

     o the nature of the services to be provided under the Advisory and Sub-Advisory Agreements;

     o the requirements of each Portfolio for the services provided by the Advisor and the Sub-Advisor;

     o the quality of the services provided, including information contained in the Advisor's and Sub-Advisor's 15(c) responses and/or the Lipper Report(s) comparing the performance results of the Portfolios, as well as those of appropriate market indices;

     o the fees payable for the services;

     o advisory fee levels compared to other similar investment accounts managed by the Advisor and the Sub-Advisor;

     o the total expenses of each Portfolio compared to those of each Portfolio's respective peer group;

     o the commitment of the Advisor to cap certain Portfolio expenses through the contractual deferral of advisory fees and/or reimbursement of expenses, and the fact that the Advisor may seek payment of such deferred fees or reimbursement of such absorbed expenses within a specified period of time after the fiscal year in which fees were deferred or expenses were absorbed, subject to the original contractual expense limitation in effect at the time;

     o the financial condition of the Advisor and the Sub-Advisor, including financial statements and profitability analyses provided by each;

     o fall-out benefits received by the Advisor and Sub-Advisor, including sources of revenue to the Advisor's affiliates through administration fees, website services fees, and retention of a portion of the sales charge on Class A shares;

                                                                 48

     o soft dollar benefits which may enhance the ability of the Advisor or the Sub-Advisor to obtain research and brokerage services through soft dollar Trust trades which, in turn, may inure to the benefit of their other clients;

     o portfolio management statistics such as portfolio turnover and brokerage commission expenses;

     o OMCAP's role as Advisor to the Trust, which may add to its prestige and visibility in the investment community and make it more attractive to potential clients;

     o the economies of scale available to the Advisor and the Sub-Advisor and the resulting economies of scale passed on to shareholders;

     o the capabilities of the Advisor and the Sub-Advisor, including personnel resources;

     o fees charged by the Advisor to funds, other than those of the Trust, which are managed by the Advisor;

     o current economic and industry trends; and

     o the overall balance of shareholder benefits versus Advisor and Sub-Advisor benefits.

Current management fees and effective management fees after expense limitations were reviewed in the context of OMCAP's costs of providing services and its profitability. In addition, the Trustees reviewed the Lipper Report(s), comparing a Portfolio's expense ratio, advisory fee, and performance with comparable mutual funds. The Trustees noted that the Portfolios were relatively new and that the Advisor had not yet realized a profit in each case. Similarly, the Trustees reviewed the costs of the Sub-Advisor in providing the services and the profitability to the Sub-Advisor with respect to each Portfolio.

In connection with the approval of the renewal of the Asset Allocation Advisory Agreement and the Asset Allocation Sub-Advisory
Agreement through July 31, 2009, with respect to the Asset Allocation Portfolios, the Trustees considered the fact the advisory fees of 0.200% for the Balanced Portfolio, 0.200% for the Conservative Portfolio, 0.250% for the Growth Portfolio, and 0.250% for
the Moderate Growth Portfolio were competitive based on industry standards, as indicated by the Lipper Report(s) and given the low asset levels. The Trustees considered the fact that each of the Asset Allocation Portfolios, with the exception of the Asset
Allocation Growth Portfolio, ranked in the top half of its performance group in the Lipper Report(s) or otherwise in its performance universe for the one-year, two-year, and/ or since-inception periods ended March 31, 2008, and that certain of the
Asset Allocation Portfolios were the best performing funds for selected periods (all based on Class A shares).

The Trustees considered the fact that the total return performance for the Conservative Portfolio of 2.82% for the one-year period ended March 31, 2008 was the best in its peer group of ten funds. The Trustees considered the fact that the total return performance of the Conservative Portfolio of 5.32% for the two-year period ended March 31, 2008 was best in its peer group of nine funds, and it considered the fact that the total return performance of the Conservative Portfolio of 5.66% for the three-year period ended March 31, 2008 was better than six funds in its peer group but below one fund in the peer group. Finally, the Trustees considered the fact that the total return performance of the Conservative Portfolio of 5.87% for the period since inception and ended March 31, 2008 was better than five funds in its peer group but below one fund in its peer group.

The Trustees considered the fact that the total return performance for the Balanced Portfolio of -0.57% for the one-year period ended March 31, 2008 was better than four funds in the peer group but below three in the peer group. The Trustees considered the fact that the total return performance of the Balanced Portfolio of 4.54% for the two-year period ended March 31, 2008 was better than five funds in the peer group but below one fund in the peer group, and it considered the fact that the total return performance of the Balanced Portfolio of 6.93% for the three-year period ended March 31, 2008 was better than five funds in its peer group but below one fund in the peer group. Finally, the Trustees considered the fact that the total return performance of the
Balanced Portfolio of 7.71% for the period since inception and ended March 31, 2008 was best in its peer group of seven funds.

The Trustees considered the fact that the total return performance for the Moderate Growth Portfolio of -3.42% for the one-year period ended March 31, 2008 was better than four funds in the peer group but below two in the peer group. The Trustees considered the fact that the total return performance of the Moderate Growth Portfolio of 3.53% for the two-year period ended March 31, 2008 was better than four funds in the peer group but below two funds in the peer group, and it considered the fact that the total return performance of the Moderate Growth Portfolio of 7.43% for the three-year period ended March 31, 2008 was better than four funds in its peer group but below two funds in the peer group. Finally, the Trustees considered the fact that the total return performance of the Moderate Growth Portfolio of 8.50% for the period since inception and ended March 31, 2008 was better than three funds in its peer group but below two funds in the peer group.

The Trustees considered the fact that the total return performance for the Growth Portfolio of -7.11% for the one-year period ended
March 31, 2008 ranked it 429 out of 527 funds in its performance universe, or in the 5th performance universe quintile. The
Trustees considered the fact that the total return performance of the Growth Portfolio of 2.06% for the two-year period ended March
31, 2008 ranked it 213 out of 458, or in the third quintile, of its performance universe, and it considered the fact that the total return performance of

                                                                 49

CONSIDERATIONS OF THE BOARD IN APPROVING INVESTMENT
ADVISORY AGREEMENTS AND INVESTMENT SUB-ADVISORY
AGREEMENTS - concluded (Unaudited)

the Growth Portfolio of 7.88% for the three-year period ended March 31, 2008 ranked it 150 out of 403 funds, or in the second quintile, in its performance universe. Finally, the Trustees considered the fact that the total return performance of the Growth
Portfolio of 9.49% for the period since inception and ended March 31, 2008 ranked it 127 out of 396 funds, or in the second quintile, of its performance universe.

The Trustees considered the profitability of the Portfolios to OMCAP and the Sub-Advisor, noting the indirect profits attributed to the Advisor and its parent derived from sub-advisory fees. The Trustees also considered the effect of receipt of soft dollar, or soft commission, benefits and other fall-out benefits that OMCAP and the Sub-Advisor may realize through their management of the
Portfolios.

Board Approvals

The Board reviewed additional information provided by the Advisor and the Sub-Advisor. Following extended discussions concerning this information, the Board determined that the Agreements were reasonable in light of the nature and the quality of the services provided, and that renewal of the agreements was consistent with the best interests of each Portfolio, as applicable, and shareholders. The Board, including all of the trustees who are not "interested persons" of the Trust, voting separately at meetings held in-person, unanimously approved the Agreements on the basis of the foregoing review and discussions. The Board concluded, among other things:

     o that the level of fees to be charged by the Advisor to the Portfolios is comparable to the fees charged by the Advisor to the other similar funds it advises, as well as to fees charged by other investment advisors and investment sub-advisors to other funds with similar investment or allocation strategies, and is therefore reasonable, considering the services provided by the
       Advisor and the Sub-Advisor;

     o that each Portfolio's performance was competitive with that of its performance peer group;

     o that the unique and active asset allocation management structure supports the level of fees currently being charged;

     o that the Advisor's willingness to voluntarily defer its fees and reimburse expenses to reduce Portfolio expenses indicates a high level of commitment on the part of the Advisor;

     o that the profitability of each Portfolio to the Advisor and the Sub-Advisor, when positive, was reasonable in light of all the circumstances;

     o that the Advisory Agreement contains breakpoints, which will allow shareholders to realize economies of scale as the
       Portfolios' assets increase;

     o that certain economies of scale factor in approving the Agreements at the present time;

     o that the Advisor and Sub-Advisor are experienced and possess significant experience in managing particular asset classes;

     o that the Advisor and the Sub-Advisor have demonstrated their commitment to provide sufficient staffing resources and capabilities to manage the Portfolios, including the retention of personnel with relevant investment management experience;

     o that the Advisor and Sub-Advisor appear to have overall high quality in terms of their personnel, operations, financial condition, investment management capabilities, methodologies and performance;

     o that the website and administrative fees are competitive;

     o that the sales charge for Class A shares, of which the Advisor's affiliated broker-dealer retained only a portion, was competitive; and

     o that the receipt of research and brokerage services through soft dollar Trust trades would strengthen the investment management resources of the Advisor, which might ultimately benefit the Portfolios, as well as other funds within the Trust and in the Old Mutual complex.

                                                                 50

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds I, please contact us at:

     | By Telephone:
     |
     | 888.772.2888
     |
     | By Mail:
     |
     | Old Mutual Funds I
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     |
     | oldmutualfunds.com

This annual report is intended for the information of Old Mutual
Funds I shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You
may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds I, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.

                                                                                                                   [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-08-355 09/2008

[OLD MUTUAL LOGO]
          Funds I

                                                         Old Mutual Funds I

                                                           ANNUAL REPORT

                                                           July 31, 2008

Old Mutual Analytic Fund

Old Mutual Analytic Global Fund

Old Mutual Clay Finlay China Fund

Old Mutual Clay Finlay Emerging Markets Fund

Old Mutual Copper Rock Emerging Growth Fund

Old Mutual International Bond Fund

Old Mutual International Equity Fund

Old Mutual Provident Mid-Cap Growth Fund

TABLE OF CONTENTS

About This Report                                                                                                                  1

Message to Shareholders                                                                                                            5

Management Discussion of Fund Performance
and Schedules of Investments

   Old Mutual Analytic Fund
      Class A (ANAEX), Class C (ANCEX), Class Z (ANDEX), Institutional Class (ANIEX)                                               6

   Old Mutual Analytic Global Fund
      Class A (ANGAX), Class C (ANGCX), Class Z (ANGZX), Institutional Class (ANGIX)                                              17

   Old Mutual Clay Finlay China Fund
      Class A (OMNAX), Class C (OMNCX), Class Z (OMNZX), Institutional Class (OMINX)                                              27

   Old Mutual Clay Finlay Emerging Markets Fund
      Class A (OMRAX), Class C (OMRCX), Class Z (OMRZX), Institutional Class (OMRIX)                                              32

   Old Mutual Copper Rock Emerging Growth Fund
      Class A (OMARX), Class C (OMCRX), Class Z (OMZRX), Institutional Class (OMIRX)                                              37

   Old Mutual International Bond Fund
      Institutional Class (OBIMX)                                                                                                 43

   Old Mutual International Equity Fund
      Class A (OMXAX), Class C (OMXCX), Class Z (OMXZX), Institutional Class (OMXIX)                                              48

   Old Mutual Provident Mid-Cap Growth Fund
      Institutional Class (OIPMX)                                                                                                 56

Statements of Assets & Liabilities                                                                                                62

Statements of Operations                                                                                                          64

Statements of Changes in Net Assets                                                                                               66

Statements of Cash Flows                                                                                                          68

Financial Highlights                                                                                                              69

Notes to Financial Statements                                                                                                     73

Report of Independent Registered Public Accounting Firm                                                                           87

Notice to Shareholders                                                                                                            88

Proxy Voting and Portfolio Holdings                                                                                               89

Fund Expenses Example                                                                                                             90

Board of Trustees and Officers of the Trust                                                                                       92

Considerations of the Board in Approving Investment
Advisory Agreements and Investment Sub-Advisory Agreements                                                                        94

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call toll-free at 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance results for short periods of time may not be representative of longer-term results. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. Each of the Funds, except Old Mutual International
Bond Fund and Old Mutual Provident Mid-Cap Growth Fund, offers Class A, Class C, Class Z and Institutional Class shares. The Old
Mutual International Bond Fund and Old Mutual Provident Mid-Cap Growth Fund offer Institutional Class shares only. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Class Z and Institutional Class shares are only available to eligible shareholders.
The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions and Fund holdings as of July 31, 2008, the end of the report period, and are subject to change.
The information is not a complete analysis of every aspect of any sector, industry, security or of the Funds. Opinions and forecasts regarding industries, companies and/or themes and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of July 31, 2008 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investments in foreign securities may entail unique risks, including political, market and currency risks. An investment in a regional fund may involve greater risk and volatility than a more diversified investment. Investing in fixed income securities involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. High-yield bonds involve a greater risk of default and price volatility than U.S.
Government and other higher-quality bonds. An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the
Federal Deposit Insurance Corporation or any other government agency.

Certain Funds utilize call options, short selling and derivatives as part of their investment strategy. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. By engaging in certain derivative strategies or investing the proceeds received from selling securities short, a Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's net asset value greater than without the use of leverage, which could result in increased volatility of returns. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivatives purchased or sold.

                                                                 1

ABOUT THIS REPORT - concluded

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific benchmarks. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The total return figures for the Morgan Stanley Capital International ("MSCI")
indexes assume change in security prices and the deduction of local taxes. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

Indexes:

Citigroup Non-U.S. Dollar World Government Bond Index

The Citigroup Non-U.S. Dollar World Government Bond Index is a market-weighted index designed to reflect the performance of the international developed-government fixed income markets in the following 20 countries: Australia, Austria, Belgium, Canada, Denmark,
Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the
United Kingdom, and the United States.

MSCI China Index

The unmanaged MSCI China Index is a market capitalization-weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong Stock Exchange and B shares listed on the Shanghai and Shenzhen Exchanges. Red Chips are Mainland Chinese
companies listed on the Hong Kong Stock Exchange that are incorporated in Hong Kong. H Shares are Mainland Chinese companies listed on the Hong Kong Stock Exchange that are incorporated in Mainland China and approved by the China Securities Regulatory Commission for a listing in Hong Kong. B Shares are Mainland Chinese stocks listed on the Shanghai and Shenzhen stock exchanges, available to
Chinese and foreign investors.

MSCI EAFE® Index

The unmanaged MSCI EAFE® Index is a market capitalization-weighted index that measures the performance of stock markets in various countries in Europe, Australasia and the Far East. The MSCI EAFE Index contains a representative sampling of over 900 small-, medium- and large-capitalization stocks from countries in these regions.

MSCI Emerging Markets Index

The unmanaged MSCI Emerging Markets Index is a market capitalization-weighted index of over 650 stocks traded in 27 of the world's emerging equity markets.

MSCI World Index

The unmanaged MSCI World Index is a market capitalization-weighted index that measures the performance of major world stock markets, including the United States.

Russell 2000® Growth Index

The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2500® Growth Index

The Russell 2500® Growth Index measures the performance of those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 3000® Growth Index

The unmanaged Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

                                                                 2

Russell 3000® Value Index

Measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.
The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes.

Russell Midcap® Growth Index

The unmanaged Russell Midcap® Growth Index consists of stocks from the Russell Midcap® Index with a greater than average growth orientation.

Standard & Poor's 500 Index

The unmanaged Standard & Poor's 500 ("S&P 500") Index is a market value-weighted index of large-cap common stocks considered representative of the broad market.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

                                                                 3

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

The investment environment over the past year was marked by extreme volatility, which first surfaced in the third quarter of 2007 and then erupted in the beginning of 2008. Surging crude oil prices, declining consumer confidence and ailing financial firms continued to fuel broad concerns about the economy and profits. Equity markets were generally weak across the board, without regard to market capitalization or investment style. During the year ended July 31, 2008, U.S. stocks, as measured by the S&P 500 Index, declined by (11.09)%. The broad market Russell 3000® Growth and Russell 3000® Value Indexes posted declines of (6.11)% and (14.75)%, respectively. The global economic outlook also remained negative as interest rates, currency markets, consumer demand, energy prices and earnings downgrades resulted in both a loss of confidence among investors and increased risk aversion.

The downturn in the housing market and dislocation in the mortgage market that contributed to the sharp increase in volatility in the latter half of 2007 continued throughout 2008. The decreased willingness for market participants to adequately price a wide range of previously liquid financial instruments led to a credit crunch that severely disrupted all markets in March of 2008.
Sagging home prices, uncertainty in the labor markets, decelerating wage growth and high gas prices brought consumer confidence down to a level not seen in decades. Overall, concerns about the U.S. economy and the credit crunch caused a major downturn in stock prices regardless of individual company fundamentals. Non-U.S. equity markets were also highly volatile as investors reacted adversely to a number of developments such as record commodity prices and other inflationary pressures, weakening conditions in major economies and ongoing tightness in global credit markets.

Despite this challenging environment, there are several reasons to remain cautiously optimistic as we look forward to the rest of
2008. While the markets in the short-term continue to be driven by momentum, we believe the next six to twelve months may show a rotation back to long ignored equities with solid cash balances, reasonable debt levels and good growth prospects. We are focusing our attention on companies we believe will do well regardless of the headlines in the paper.

As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in the
Old Mutual Funds I portfolios. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian Sluyters

Julian Sluyters
President
Old Mutual Funds I

                                                                 5

OLD MUTUAL ANALYTIC FUND (FORMERLY, OLD MUTUAL ANALYTIC DEFENSIVE EQUITY FUND)
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Performance Highlights

o    The Old Mutual Analytic Fund (the "Fund") underperformed its benchmark, the S&P 500 Index (the "Index") for the year ended July
     31, 2008. The Fund's Class A shares posted a (12.60)% return at net asset value during the year, while the Index posted a return of (11.09)%.

o    Equities detracted from Fund performance during the year.

o    Option positions contributed positively to performance as a result of the declining equity market environment.

o    Global asset allocation had a negative impact on Fund performance during the year, as both equity and currency positions detracted from performance.

Q.   How did the Fund perform relative to its benchmark?

A.   The Old Mutual Analytic Fund (the "Fund") underperformed its benchmark, the S&P 500 Index (the "Index") for the year ended July
     31, 2008. The Fund's Class A shares posted a (12.60)% return at net asset value during the year, while the Index posted a return of (11.09)%. Performance for all share classes can be found on page 8.

Q.   What investment environment did the Fund face during the past year?

A.   U.S. equities started the year off on a positive note but then quickly turned around and posted negative returns for most of the year. Housing market woes persisted during the year as existing home sales continued their slide and new home sales declined. Concerns over the economy continued to plague investors as consumers were hurt by the housing decline and rising unemployment, as well as elevated energy costs and rising food prices. The Federal Reserve Board acknowledged the turbulence in the financial markets by cutting interest rates several times during the year.

Q.   Which market factors influenced the Fund's relative performance?

A.   Equities detracted from Fund performance during the year. A shift away from companies with certain liquidity characteristics, such as above average trading volume, and particular risk characteristics, like attractive financial leverage, slightly benefited equity positions. However, performance suffered with long positions based on certain value characteristics, such as sales to price ratios and predicted earnings to price ratios. Tilting away from companies with attractive profit margins and above average equity returns also negatively impacted performance during the year.

     Option positions contributed positively to performance as a result of the declining equity market environment. Contracts on banking and broker/dealer indices added value during the year, as did contracts on Standard & Poor's indices. On the contrary, oil and gold sector contracts detracted from performance during the year.

     Global asset allocation had a negative impact on Fund performance during the year, as both equity and currency positions detracted from performance. Within equities, short positions in securities held in the S&P 500 index added to performance, but short positions in Canadian equity markets and long positions in Swiss equity markets subtracted from performance. Within currencies, short positions in the Australian Dollar and Japanese Yen contributed positively to performance, but exposure to the Canadian Dollar and Norwegian Krone detracted from performance.

Analytic Fund

                                                                 6

Top Ten Holdings
as of July 31, 2008

U.S. Treasury Bill
1.749%, 12/04/08                                                            7.2%
___________________________________________________________________________________

Exxon Mobil                                                                 4.3%
___________________________________________________________________________________

AT&T                                                                        2.7%
___________________________________________________________________________________

Chevron                                                                     2.6%
___________________________________________________________________________________

Microsoft                                                                   2.4%
___________________________________________________________________________________

Hewlett-Packard                                                             2.4%
___________________________________________________________________________________

JPMorgan Chase                                                              2.1%
___________________________________________________________________________________

FedEx                                                                       1.7%
___________________________________________________________________________________

Boeing                                                                      1.6%
___________________________________________________________________________________

Comcast, Cl A                                                               1.5%
___________________________________________________________________________________

As a % of Total
Fund Investments*                                                          28.5%
___________________________________________________________________________________

*Top Ten Holdings are all long positions.

Q.   How did portfolio composition affect Fund performance?

A.   The best performing stock was a short position in Bear Stearns (no longer a Fund holding). The financial services firm plunged to its lowest level in more than five years after suffering significant losses from the sub-prime mortgage crisis. Another position that contributed to performance during the year was a short position in Citigroup (no longer a Fund holding). The financial services firm suffered a downgrade by analysts who estimated the company would likely have to take as much as $15 billion in write-offs over the next two quarters due to bets on risky debt. A long position in Big Lots also contributed positively, as its shares jumped 7.5% after the company raised its profit forecast.

     The worst performing stock for the year was a long position in Boeing. The aerospace and defense stock fell due largely to continued delays of the much anticipated 787 Dreamliner aircraft. Also detracting from performance during the year was a long position in Sun Microsystems, as the multinational vendor of computer software and information technology services reported a net loss of $34 million, and announced that up to 2,500 jobs may be cut. A long position in Tyson Foods detracted from performance, as the world's largest meat processor lowered its 2007 earnings guidance after it was hit by higher beef and pork prices.

Q.   What is the investment outlook for the U.S. large-cap stock market?

A.   Analytic Investors, LLC ("Analytic") intends to continue to emphasize stocks with attractive cash flow to price ratios.
     Analytic also intends to focus on select companies with above average five month returns, while de-emphasizing companies with higher than average dividend yields. Analytic further anticipates continuing to emphasize companies with above average price momentum, while moving away from companies with high financial leverage and above average trading volume.

     Analytic's process is based on the fundamental belief that there is consistency in the types of characteristics investors prefer. If this belief holds true going forward, the Fund should benefit from being properly positioned towards stocks with characteristics favored by investors.

                                                                                                                       Analytic Fund

                                                                 7

OLD MUTUAL ANALYTIC FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2008
____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class A with load                                    03/31/05      (17.65)%       n/a               n/a              0.55%
Class A without load                                 03/31/05      (12.60)%       n/a               n/a              2.36%
Class C with load                                    03/31/05      (14.04)%       n/a               n/a              1.62%
Class C without load                                 03/31/05      (13.23)%       n/a               n/a              1.62%
Class Z                                              07/01/78      (12.46)%      7.24%             5.14%             9.87% (1)
Institutional Class                                  12/09/05 (2)  (12.33)%       n/a               n/a             (0.38)%
S&P 500 Index                                        07/01/78      (11.09)%      7.03%             2.91%            12.30%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the supplement dated February 4, 2008 to the prospectus dated November 19, 2007) are 1.96% and
1.92%; 2.67% and 2.67%; 1.66% and 1.66%; 1.60% and 1.60%, respectively.

On December 9, 2005, Old Mutual Analytic Fund (the "Fund") acquired substantially all the assets and liabilities of the Analytic
Defensive Equity Fund, a series of The Advisors' Inner Circle Fund (the "Predecessor Fund"). On June 24, 2002, the Predecessor Fund
acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund, a series of UAM Funds, Inc. II.
Substantially similar strategies and policies were used to manage each of the funds. The Fund's Class Z shares are the successor class of the Predecessor Fund's Institutional Class. The Fund's Institutional Class is new.

(1) Based on Predecessor Fund's inception date of July 1, 1978. Total return is annualized.

(2) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 16, 2005.

Fund Performance
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

  Class Z  S&P 500 Index
07/31/98  10,000   10,000
07/31/99  12,470   12,020
07/31/00  12,615   13,099
07/31/01  12,367   11,222
07/31/02  10,851    8,570
07/31/03  11,641    9,483
07/31/04  13,342   10,732
07/31/05  16,409   12,240
07/31/06  17,091   12,898
07/31/07  18,858   14,979
07/31/08  16,508   13,318

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
July 31, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other shares will vary due to differences in sales charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents    1.0%
Common Stock    91.8%
U.S. Treasury Obligations   7.2%

                                                                 8

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 106.1%                                                      Beverages-Wine/Spirits - 0.3%
Advertising Agencies - 0.7%                                                Brown-Forman, Cl B (C)                        23,578   $      1,697
Interpublic Group* (C)                       399,974   $      3,516                                                               ______________
                                                       ______________
                                                                           Total Beverages-Wine/Spirits                                  1,697
Total Advertising Agencies                                    3,516        _____________________________________________________________________
_____________________________________________________________________
                                                                           Brewery - 1.2%
Aerospace/Defense - 3.7%                                                   Anheuser-Busch (C)                            23,304          1,579
Boeing (C)                                   157,068          9,598        Molson Coors Brewing, Cl B (C)                92,557          4,995
General Dynamics (C)                           6,721            599                                                               ______________
Lockheed Martin (C)                           56,148          5,858
Raytheon (C)                                  66,827          3,804        Total Brewery                                                 6,574
                                                       ______________      _____________________________________________________________________

Total Aerospace/Defense                                      19,859        Cable TV - 1.8%
_____________________________________________________________________      Comcast, Cl A (C)                            454,279          9,367
                                                                           DIRECTV Group* (C)                             1,689             46
Agricultural Chemicals - 1.2%                                                                                                     ______________
CF Industries Holdings (C)                     5,295            866
Monsanto (C)                                  48,131          5,733        Total Cable TV                                                9,413
                                                       ______________      _____________________________________________________________________

Total Agricultural Chemicals                                  6,599        Cellular Telecommunications - 0.8%
_____________________________________________________________________      US Cellular* (C)                              73,297          4,372
                                                                                                                                  ______________
Agricultural Operations - 0.9%
Archer-Daniels-Midland (C)                   158,668          4,543        Total Cellular Telecommunications                             4,372
                                                       ______________      _____________________________________________________________________

Total Agricultural Operations                                 4,543        Chemicals-Specialty - 0.8%
_____________________________________________________________________      Ashland (C)                                   77,445          3,235
                                                                           Cabot (C)                                     42,094          1,129
Airlines - 0.9%                                                                                                                   ______________
Southwest Airlines (C)                       292,792          4,565
                                                       ______________      Total Chemicals-Specialty                                     4,364
                                                                           _____________________________________________________________________
Total Airlines                                                4,565
_____________________________________________________________________      Coal - 0.3%
                                                                           Arch Coal (C)                                 17,325            976
Apparel Manufacturers - 0.3%                                               Foundation Coal Holdings (C)                   6,199            368
Polo Ralph Lauren (C)                         29,099          1,722                                                               ______________
                                                       ______________
                                                                           Total Coal                                                    1,344
Total Apparel Manufacturers                                   1,722        _____________________________________________________________________
_____________________________________________________________________
                                                                           Commercial Banks-Southern US - 0.0%
Applications Software - 2.8%                                               First Citizens BancShares, Cl A (C)              518             73
Microsoft (C)                                583,195         15,000                                                               ______________
                                                       ______________
                                                                           Total Commercial Banks-Southern US                               73
Total Applications Software                                  15,000        _____________________________________________________________________
_____________________________________________________________________
                                                                           Commercial Services - 0.5%
Audio/Video Products - 0.1%                                                Convergys* (C)                                21,225            270
Harman International Industries (C)           10,212            420        Quanta Services* (C)                          82,400          2,545
                                                       ______________                                                             ______________

Total Audio/Video Products                                      420        Total Commercial Services                                     2,815
_____________________________________________________________________      _____________________________________________________________________

Auto/Truck Parts & Equipment-Original - 0.6%                               Commercial Services-Finance - 1.9%
TRW Automotive Holdings* (C)                 165,252          3,065        H&R Block (C)                                126,498          3,078
                                                       ______________      MasterCard, Cl A (C)                          17,548          4,284
                                                                           Western Union (C)                             95,927          2,651
Total Auto/Truck Parts & Equipment-Original                   3,065                                                               ______________
_____________________________________________________________________
                                                                           Total Commercial Services-Finance                            10,013
Auto-Cars/Light Trucks - 0.7%                                              _____________________________________________________________________
Ford Motor* (C)                              801,631          3,848
                                                       ______________      Computer Services - 1.3%
                                                                           Electronic Data Systems (C)                  223,662          5,549
Total Auto-Cars/Light Trucks                                  3,848        Unisys* (C)                                  320,605          1,183
_____________________________________________________________________                                                             ______________

Beverages-Non-Alcoholic - 0.2%                                             Total Computer Services                                       6,732
Coca-Cola Enterprises (C)                     61,983          1,049        _____________________________________________________________________
                                                       ______________

Total Beverages-Non-Alcoholic                                 1,049
_____________________________________________________________________

                                                                  9

OLD MUTUAL ANALYTIC FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Computers - 4.1%                                                           Electronic Design Automation - 0.4%
Apple* (C)                                     1,976   $        314        Synopsys* (C)                                 80,292   $      1,929
Hewlett-Packard (C)                          332,624         14,902                                                               ______________
Sun Microsystems* (C)                        620,734          6,598
                                                       ______________      Total Electronic Design Automation                            1,929
                                                                           _____________________________________________________________________
Total Computers                                              21,814
_____________________________________________________________________      Engineering/R&D Services - 0.9%
                                                                           Fluor (C)                                        971             79
Consulting Services - 0.8%                                                 Jacobs Engineering Group* (C)                 29,975          2,318
Accenture, Cl A (C)                           98,507          4,114        KBR (C)                                       90,710          2,585
                                                       ______________                                                             ______________

Total Consulting Services                                     4,114        Total Engineering/R&D Services                                4,982
_____________________________________________________________________      _____________________________________________________________________

Cosmetics & Toiletries - 1.0%                                              Engines-Internal Combustion - 0.9%
Procter & Gamble (C)                          79,597          5,212        Cummins (C)                                   71,790          4,763
                                                       ______________                                                             ______________

Total Cosmetics & Toiletries                                  5,212        Total Engines-Internal Combustion                             4,763
_____________________________________________________________________      _____________________________________________________________________

Distribution/Wholesale - 0.2%                                              Enterprise Software/Services - 0.4%
Tech Data* (C)                                33,324          1,162        CA (C)                                        85,339          2,036
                                                       ______________                                                             ______________

Total Distribution/Wholesale                                  1,162        Total Enterprise Software/Services                            2,036
_____________________________________________________________________      _____________________________________________________________________

Diversified Manufacturing Operations - 0.6%                                Fiduciary Banks - 2.0%
General Electric (C)                          46,742          1,322        Bank of New York Mellon (C)                  235,542          8,362
Parker Hannifin (C)                           29,030          1,791        Northern Trust (C)                            26,128          2,042
                                                       ______________      State Street (C)                               6,133            439
                                                                                                                                  ______________
Total Diversified Manufacturing Operations                    3,113
_____________________________________________________________________      Total Fiduciary Banks                                        10,843
                                                                           _____________________________________________________________________
E-Commerce/Products - 0.2%
Amazon.com* (C)                               15,518          1,185        Finance-Credit Card - 0.4%
                                                       ______________      American Express (C)                          33,814          1,255
                                                                           Discover Financial Services (C)               53,126            778
Total E-Commerce/Products                                     1,185                                                               ______________
_____________________________________________________________________
                                                                           Total Finance-Credit Card                                     2,033
E-Commerce/Services - 0.3%                                                 _____________________________________________________________________
eBay* (C)                                     61,874          1,557
                                                       ______________      Finance-Investment Banker/Broker - 4.1%
                                                                           Charles Schwab (C)                           386,673          8,851
Total E-Commerce/Services                                     1,557        JPMorgan Chase (C)                           312,746         12,707
_____________________________________________________________________                                                             ______________

Electric Products-Miscellaneous - 0.5%                                     Total Finance-Investment Banker/Broker                       21,558
Molex (C)                                    101,763          2,496        _____________________________________________________________________
                                                       ______________
                                                                           Finance-Other Services - 1.0%
Total Electric Products-Miscellaneous                         2,496        CME Group (C)                                    360            130
_____________________________________________________________________      Nasdaq OMX Group* (C)                          1,867             52
                                                                           Nymex Holdings (C)                             5,925            486
Electric-Integrated - 1.1%                                                 NYSE Euronext (C)                            102,679          4,851
Alliant Energy (C)                            11,029            355                                                               ______________
Edison International (C)                      16,005            774
MDU Resources Group (C)                       41,191          1,314        Total Finance-Other Services                                  5,519
PG&E (C)                                      85,084          3,278        _____________________________________________________________________
                                                       ______________
                                                                           Food-Confectionery - 0.0%
Total Electric-Integrated                                     5,721        WM Wrigley Jr. (C)                             3,212            254
_____________________________________________________________________                                                             ______________

Electronic Components-Miscellaneous - 0.2%                                 Total Food-Confectionery                                        254
AVX (C)                                       30,844            311        _____________________________________________________________________
Tyco Electronics (C)                           8,833            293
Vishay Intertechnology* (C)                   67,119            602        Food-Meat Products - 1.1%
                                                       ______________      Tyson Foods, Cl A (C)                        399,788          5,957
                                                                                                                                  ______________
Total Electronic Components-Miscellaneous                     1,206
_____________________________________________________________________      Total Food-Meat Products                                      5,957
                                                                           _____________________________________________________________________
Electronic Components-Semiconductors - 1.5%
Texas Instruments (C)                        330,767          8,064        Food-Retail - 1.1%
                                                       ______________      Kroger (C)                                   208,527          5,897
                                                                                                                                  ______________
Total Electronic Components-Semiconductors                    8,064
_____________________________________________________________________      Total Food-Retail                                             5,897
                                                                           _____________________________________________________________________

                                                                 10

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Food-Wholesale/Distribution - 0.2%                                         Machinery-General Industry - 0.0%
SYSCO (C)                                     43,821   $      1,243        Manitowoc (C)                                  5,504   $        145
                                                       ______________                                                             ______________

Total Food-Wholesale/Distribution                             1,243        Total Machinery-General Industry                                145
_____________________________________________________________________      _____________________________________________________________________

Funeral Services & Related Items - 0.1%                                    Machinery-Pumps - 0.3%
Service Corp International (C)                37,803            362        Flowserve (C)                                 10,299          1,373
                                                       ______________                                                             ______________

Total Funeral Services & Related Items                          362        Total Machinery-Pumps                                         1,373
_____________________________________________________________________      _____________________________________________________________________

Gold Mining - 0.5%                                                         Medical Instruments - 0.0%
Newmont Mining (C)                            60,820          2,917        Boston Scientific* (C)                        22,421            267
                                                       ______________                                                             ______________

Total Gold Mining                                             2,917        Total Medical Instruments                                       267
_____________________________________________________________________      _____________________________________________________________________

Health Care Cost Containment - 1.7%                                        Medical Products - 2.4%
McKesson (C)                                 158,440          8,871        Baxter International (C)                     131,064          8,992
                                                       ______________      Johnson & Johnson (C)                          9,232            632
                                                                           Stryker (C)                                   51,218          3,288
Total Health Care Cost Containment                            8,871                                                               ______________
_____________________________________________________________________
                                                                           Total Medical Products                                       12,912
Hotels & Motels - 0.6%                                                     _____________________________________________________________________
Wyndham Worldwide (C)                        171,499          3,077
                                                       ______________      Medical-Biomedical/Genetic - 2.2%
                                                                           Amgen* (C)                                    65,610          4,109
Total Hotels & Motels                                         3,077        Genentech* (C)                                43,534          4,147
_____________________________________________________________________      Genzyme* (C)                                  35,624          2,731
                                                                           Gilead Sciences* (C)                          12,519            676
Human Resources - 0.9%                                                                                                            ______________
Manpower (C)                                  97,637          4,687
                                                       ______________      Total Medical-Biomedical/Genetic                             11,663
                                                                           _____________________________________________________________________
Total Human Resources                                         4,687
_____________________________________________________________________      Medical-Drugs - 0.0%
                                                                           Schering-Plough (C)                            2,004             42
Independent Power Producer - 1.6%                                                                                                 ______________
Calpine* (C)                                 134,880          2,347
Dynegy, Cl A* (C)                             79,806            537        Total Medical-Drugs                                              42
Reliant Energy* (C)                          295,601          5,353        _____________________________________________________________________
                                                       ______________
                                                                           Medical-HMO - 1.8%
Total Independent Power Producer                              8,237        Aetna (C)                                     69,887          2,866
_____________________________________________________________________      Cigna (C)                                    132,935          4,921
                                                                           Humana* (C)                                   19,914            874
Instruments-Scientific - 1.1%                                              UnitedHealth Group (C)                        40,974          1,151
Applied Biosystems (C)                       160,403          5,924                                                               ______________
                                                       ______________
                                                                           Total Medical-HMO                                             9,812
Total Instruments-Scientific                                  5,924        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-Hospitals - 0.4%
Insurance Brokers - 0.6%                                                   Health Management Associates, Cl A* (C)            1              -
Marsh & McLennan (C)                         117,151          3,310        Tenet Healthcare* (C)                        396,293          2,295
                                                       ______________      Universal Health Services, Cl B (C)            1,038             63
                                                                                                                                  ______________
Total Insurance Brokers                                       3,310
_____________________________________________________________________      Total Medical-Hospitals                                       2,358
                                                                           _____________________________________________________________________
Internet Content-Information/News - 0.2%
HLTH* (C)                                     72,898            797        Medical-Wholesale Drug Distributors - 3.4%
                                                       ______________      AmerisourceBergen (C)                        216,970          9,085
                                                                           Cardinal Health (C)                          167,602          9,005
Total Internet Content-Information/News                         797                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-Wholesale Drug Distributors                    18,090
Investment Management/Advisory Services - 0.7%                             _____________________________________________________________________
Blackrock (C)                                  4,112            891
Franklin Resources (C)                         3,319            334        Metal Processors & Fabricators - 0.8%
Janus Capital Group (C)                       74,792          2,269        Precision Castparts (C)                       12,147          1,135
                                                       ______________      Timken (C)                                    87,220          2,880
                                                                                                                                  ______________
Total Investment Management/Advisory Services                 3,494
_____________________________________________________________________      Total Metal Processors & Fabricators                          4,015
                                                                           _____________________________________________________________________
Life/Health Insurance - 0.0%
Unum Group (C)                                 2,048             49
                                                       ______________

Total Life/Health Insurance                                      49
_____________________________________________________________________

                                                                 11

OLD MUTUAL ANALYTIC FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Multi-Line Insurance - 2.1%                                                REITs-Apartments - 0.3%
American International Group (C)              45,860      $   1,195        AvalonBay Communities (C)                     16,102      $   1,606
American National Insurance (C)                1,109            105                                                               ______________
Loews (C)                                    158,691          7,071
MetLife (C)                                   55,262          2,806        Total REITs-Apartments                                        1,606
                                                       ______________      _____________________________________________________________________

Total Multi-Line Insurance                                   11,177        REITs-Office Property - 1.5%
_____________________________________________________________________      Boston Properties (C)                         82,268          7,913
                                                                                                                                  ______________
Multimedia - 2.9%
News, Cl A (C)                               602,759          8,517        Total REITs-Office Property                                   7,913
Time Warner (C)                              440,575          6,309        _____________________________________________________________________
Walt Disney (C)                               17,919            544
                                                       ______________      REITs-Storage - 0.3%
                                                                           Public Storage (C)                            22,870          1,873
Total Multimedia                                             15,370                                                               ______________
_____________________________________________________________________
                                                                           Total REITs-Storage                                           1,873
Music - 0.0%                                                               _____________________________________________________________________
Warner Music Group (C)                         8,840             74
                                                       ______________      Retail-Apparel/Shoe - 0.2%
                                                                           Guess ? (C)                                   25,742            815
Total Music                                                      74                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Apparel/Shoe                                       815
Non-Hazardous Waste Disposal - 0.2%                                        _____________________________________________________________________
Allied Waste Industries* (C)                  76,957            931
                                                       ______________      Retail-Discount - 2.6%
                                                                           Big Lots* (C)                                108,043          3,291
Total Non-Hazardous Waste Disposal                              931        Costco Wholesale (C)                          76,601          4,801
_____________________________________________________________________      Wal-Mart Stores (C)                           95,815          5,617
                                                                                                                                  ______________
Oil Companies-Exploration & Production - 1.5%
Devon Energy (C)                              29,964          2,843        Total Retail-Discount                                        13,709
Occidental Petroleum (C)                      20,262          1,597        _____________________________________________________________________
Pioneer Natural Resources (C)                 58,640          3,486
                                                       ______________      Retail-Drug Store - 0.4%
                                                                           CVS/Caremark (C)                              58,029          2,118
Total Oil Companies-Exploration & Production                  7,926                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Drug Store                                       2,118
Oil Companies-Integrated - 8.6%                                            _____________________________________________________________________
Chevron (C)                                  191,645         16,206
ConocoPhillips (C)                            10,442            852        Steel-Producers - 0.9%
Exxon Mobil (C)                              331,348         26,650        AK Steel Holding (C)                          69,673          4,424
Marathon Oil (C)                               9,877            489        Schnitzer Steel Industries, Cl A (C)           3,865            349
Murphy Oil (C)                                20,043          1,598                                                               ______________
                                                       ______________
                                                                           Total Steel-Producers                                         4,773
Total Oil Companies-Integrated                               45,795        _____________________________________________________________________
_____________________________________________________________________
                                                                           Super-Regional Banks-US - 0.5%
Oil-Field Services - 2.7%                                                  Bank of America (C)                           78,736          2,590
Halliburton (C)                              137,367          6,157                                                               ______________
Schlumberger (C)                              80,014          8,129
                                                       ______________      Total Super-Regional Banks-US                                 2,590
                                                                           _____________________________________________________________________
Total Oil-Field Services                                     14,286
_____________________________________________________________________      Telecommunications Equipment-Fiber Optics - 1.6%
                                                                           Corning (C)                                  417,496          8,354
Paper & Related Products - 1.3%                                                                                                   ______________
Rayonier (C)                                 148,685          6,947
                                                       ______________      Total Telecommunications Equipment-Fiber Optics               8,354
                                                                           _____________________________________________________________________
Total Paper & Related Products                                6,947
_____________________________________________________________________      Telecommunications Services - 0.1%
                                                                           Virgin Media (C)                              24,075            270
Pharmacy Services - 1.6%                                                                                                          ______________
Medco Health Solutions* (C)                  176,239          8,738
                                                       ______________      Total Telecommunications Services                               270
                                                                           _____________________________________________________________________
Total Pharmacy Services                                       8,738
_____________________________________________________________________      Telephone-Integrated - 3.3%
                                                                           AT&T (C)                                     541,829         16,694
Property/Casualty Insurance - 1.6%                                         Telephone & Data Systems (C)                  14,006            594
Chubb (C)                                     19,819            952                                                               ______________
Travelers (C)                                174,924          7,718
                                                       ______________      Total Telephone-Integrated                                   17,288
                                                                           _____________________________________________________________________
Total Property/Casualty Insurance                             8,670
_____________________________________________________________________      Tobacco - 1.4%
                                                                           Altria Group (C)                             122,300          2,489
                                                                           Philip Morris International (C)               93,344          4,821
                                                                                                                                  ______________

                                                                           Total Tobacco                                                 7,310
                                                                           _____________________________________________________________________

                                                                 12

_____________________________________________________________________      _____________________________________________________________________

                                        Shares/Face
Description                             Amount (000)    Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Tools-Hand Held - 1.4%                                                     Airlines - (0.7)%
Snap-On (C)                                  129,504   $      7,290        Copa Holdings, Cl A                          (52,340)  $     (1,874)
                                                       ______________      Delta Air Lines*                            (239,062)        (1,803)
                                                                                                                                  ______________
Total Tools-Hand Held                                         7,290
_____________________________________________________________________      Total Airlines                                               (3,677)
                                                                           _____________________________________________________________________
Transport-Rail - 0.3%
CSX (C)                                       18,473          1,248        Applications Software - (0.0)%
Union Pacific (C)                              2,683            221        Nuance Communications*                        (6,916)          (107)
                                                       ______________                                                             ______________

Total Transport-Rail                                          1,469        Total Applications Software                                    (107)
_____________________________________________________________________      _____________________________________________________________________

Transport-Services - 3.0%                                                  Auto-Medium & Heavy Duty Trucks - (0.1)%
CH Robinson Worldwide (C)                    113,101          5,451        Oshkosh                                      (37,109)          (669)
FedEx (C)                                    130,489         10,288                                                               ______________
                                                       ______________
                                                                           Total Auto-Medium & Heavy Duty Trucks                          (669)
Total Transport-Services                                     15,739        _____________________________________________________________________
_____________________________________________________________________
                                                                           Beverages-Non-Alcoholic - (0.3)%
Water Treatment Systems - 1.3%                                             Dr Pepper Snapple Group*                     (54,086)        (1,118)
Nalco Holding (C)                            295,544          6,945        Hansen Natural*                              (15,084)          (345)
                                                       ______________                                                             ______________

Total Water Treatment Systems                                 6,945        Total Beverages-Non-Alcoholic                                (1,463)
_____________________________________________________________________      _____________________________________________________________________

Web Portals/ISP - 1.1%                                                     Broadcast Services/Programming - (0.3)%
Google, Cl A* (C)                              8,250          3,908        Discovery Holding, Cl A*                     (91,711)        (1,823)
Yahoo!* (C)                                  108,717          2,162                                                               ______________
                                                       ______________
                                                                           Total Broadcast Services/Programming                         (1,823)
Total Web Portals/ISP                                         6,070        _____________________________________________________________________
_____________________________________________________________________
                                                                           Building & Construction Products-Miscellaneous - (0.4)%
Wireless Equipment - 0.1%                                                  Louisiana-Pacific                           (239,301)        (2,024)
Motorola (C)                                  58,567            506                                                               ______________
                                                       ______________
                                                                           Total Building & Construction Products-Miscellaneous         (2,024)
Total Wireless Equipment                                        506        _____________________________________________________________________
                                                       ______________
                                                                           Building Products-Cement/Aggregate - (0.5)%
Total Common Stock (Cost $559,832)                          563,195        Eagle Materials                             (113,685)        (2,821)
_____________________________________________________________________                                                             ______________

Warrants - 0.0%                                                            Total Building Products-Cement/Aggregate                     (2,821)
Raytheon, expires 06/16/11* (C)                  528             11        _____________________________________________________________________
                                                       ______________
                                                                           Building-Residential/Commercial - (0.3)%
Total Warrants (Cost $-)                                         11        DR Horton                                     (4,759)           (53)
_____________________________________________________________________      KB Home                                      (74,169)        (1,305)
                                                                                                                                  ______________
U.S. Treasury Obligations - 8.3%
U.S. Treasury Bill 1.749%, 12/04/08 (D)      $44,510         44,245        Total Building-Residential/Commercial                        (1,358)
                                                       ______________      _____________________________________________________________________

Total U.S. Treasury Obligations (Cost $44,217)               44,245        Casino Services - (0.2)%
_____________________________________________________________________      Scientific Games, Cl A*                      (29,499)          (895)
                                                                                                                                  ______________
Money Market Fund - 1.1%
Dreyfus Cash Management Fund,                                              Total Casino Services                                          (895)
     Institutional Class, 2.535% (A)       5,805,514          5,805        _____________________________________________________________________
                                                       ______________
                                                                           Commercial Banks-Central US - (0.2)%
Total Money Market Fund (Cost $5,805)                         5,805        Marshall & Ilsley                            (67,588)        (1,027)
_____________________________________________________________________                                                             ______________

Total Investments - 115.5% (Cost $609,854)                  613,256        Total Commercial Banks-Central US                            (1,027)
_____________________________________________________________________      _____________________________________________________________________

Securities Sold Short - (17.8)%                                            Commercial Banks-Southern US - (0.6)%
Advertising Sales - (0.0)%                                                 First Horizon National                      (300,083)        (2,821)
Clear Channel Outdoor Holdings, Cl A*         (2,039)           (33)       Whitney Holding                               (7,136)          (147)
                                                       ______________                                                             ______________

Total Advertising Sales                                         (33)       Total Commercial Banks-Southern US                           (2,968)
_____________________________________________________________________      _____________________________________________________________________

Aerospace/Defense-Equipment - (0.1)%                                       Commercial Services - (0.5)%
Alliant Techsystems*                          (2,782)          (275)       Alliance Data Systems*                        (7,081)          (454)
                                                       ______________      Weight Watchers International                (60,265)        (2,155)
                                                                                                                                  ______________
Total Aerospace/Defense-Equipment                              (275)
_____________________________________________________________________      Total Commercial Services                                    (2,609)
                                                                           _____________________________________________________________________

                                                                 13

OLD MUTUAL ANALYTIC FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Computers-Memory Devices - (0.0)%                                          Food-Retail - (0.0)%
Seagate Technology                            (4,039)  $        (60)       Whole Foods Market                            (4,238)  $        (94)
                                                       ______________                                                             ______________

Total Computers-Memory Devices                                  (60)       Total Food-Retail                                               (94)
_____________________________________________________________________      _____________________________________________________________________

Consulting Services - (0.9)%                                               Forestry - (0.1)%
Corporate Executive Board                    (54,547)        (2,044)       Weyerhaeuser                                 (13,414)          (717)
FTI Consulting*                              (37,809)        (2,690)                                                              ______________
                                                       ______________
                                                                           Total Forestry                                                 (717)
Total Consulting Services                                    (4,734)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Funeral Services & Related Items - (0.0)%
Consumer Products-Miscellaneous - (0.1)%                                   Hillenbrand                                   (3,186)           (74)
Clorox                                        (1,072)           (58)                                                              ______________
Jarden*                                       (9,127)          (219)
                                                       ______________      Total Funeral Services & Related Items                          (74)
                                                                           _____________________________________________________________________
Total Consumer Products-Miscellaneous                          (277)
_____________________________________________________________________      Hotels & Motels - (0.0)%
                                                                           Choice Hotels International                   (6,899)          (171)
Containers-Paper/Plastic - (0.6)%                                                                                                 ______________
Bemis                                        (14,908)          (420)
Packaging Corp of America                    (82,777)        (2,112)       Total Hotels & Motels                                          (171)
Smurfit-Stone Container*                     (69,991)          (400)       _____________________________________________________________________
Temple-Inland                                (17,931)          (291)
                                                       ______________      Industrial Audio & Video Products - (0.1)%
                                                                           Dolby Laboratories, Cl A*                    (12,994)          (529)
Total Containers-Paper/Plastic                               (3,223)                                                              ______________
_____________________________________________________________________
                                                                           Total Industrial Audio & Video Products                        (529)
Cruise Lines - (0.0)%                                                      _____________________________________________________________________
Royal Caribbean Cruises                          (70)            (2)
                                                       ______________      Life/Health Insurance - (0.1)%
                                                                           Conseco*                                     (64,048)          (537)
Total Cruise Lines                                               (2)                                                              ______________
_____________________________________________________________________
                                                                           Total Life/Health Insurance                                    (537)
Data Processing/Management - (0.2)%                                        _____________________________________________________________________
Fair Isaac                                   (41,854)          (932)
                                                       ______________      Linen Supply & Related Items - (0.1)%
                                                                           Cintas                                       (19,668)          (559)
Total Data Processing/Management                               (932)                                                              ______________
_____________________________________________________________________
                                                                           Total Linen Supply & Related Items                             (559)
Diversified Operations - (0.2)%                                            _____________________________________________________________________
Leucadia National                            (21,005)          (940)
                                                       ______________      Machinery-Print Trade - (0.3)%
                                                                           Zebra Technologies, Cl A*                    (54,717)        (1,686)
Total Diversified Operations                                   (940)                                                              ______________
_____________________________________________________________________
                                                                           Total Machinery-Print Trade                                  (1,686)
Electronic Components-Miscellaneous - (0.3)%                               _____________________________________________________________________
Gentex                                      (106,978)        (1,654)
                                                       ______________      Medical-Drugs - (0.2)%
                                                                           Cephalon*                                    (15,992)        (1,170)
Total Electronic Components-Miscellaneous                    (1,654)                                                              ______________
_____________________________________________________________________
                                                                           Total Medical-Drugs                                          (1,170)
Electronic Components-Semiconductors - (0.4)%                              _____________________________________________________________________
International Rectifier*                     (67,571)        (1,141)
ON Semiconductor*                            (57,944)          (544)       Medical-Generic Drugs - (1.1)%
Rambus*                                      (16,526)          (274)       Mylan*                                      (449,086)        (5,825)
                                                       ______________                                                             ______________

Total Electronic Components-Semiconductors                   (1,959)       Total Medical-Generic Drugs                                  (5,825)
_____________________________________________________________________      _____________________________________________________________________

Finance-Investment Banker/Broker - (0.3)%                                  Medical-Hospitals - (0.4)%
Merrill Lynch                                (54,840)        (1,461)       LifePoint Hospitals*                         (83,233)        (2,383)
                                                       ______________                                                             ______________

Total Finance-Investment Banker/Broker                       (1,461)       Total Medical-Hospitals                                      (2,383)
_____________________________________________________________________      _____________________________________________________________________

Financial Guarantee Insurance - (0.2)%                                     Medical-Outpatient/Home Medical - (0.2)%
MBIA                                        (171,071)        (1,014)       Lincare Holdings*                            (31,397)        (1,012)
MGIC Investment                                 (191)            (1)                                                              ______________
                                                       ______________
                                                                           Total Medical-Outpatient/Home Medical                        (1,012)
Total Financial Guarantee Insurance                          (1,015)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Metal-Aluminum - (0.5)%
                                                                           Century Aluminum*                            (40,810)        (2,425)
                                                                                                                                  ______________

                                                                           Total Metal-Aluminum                                         (2,425)
                                                                           _____________________________________________________________________

                                                                 14

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Motion Pictures & Services - (0.4)%                                        Retail-Sporting Goods - (0.0)%
DreamWorks Animation SKG, Cl A*              (66,190)  $     (1,966)       Dick's Sporting Goods*                        (2,738)  $        (48)
                                                       ______________                                                             ______________

Total Motion Pictures & Services                             (1,966)       Total Retail-Sporting Goods                                     (48)
_____________________________________________________________________      _____________________________________________________________________

Multi-Line Insurance - (0.3)%                                              S&L/Thrifts-Eastern US - (0.6)%
XL Capital, Cl A                             (91,702)        (1,641)       Sovereign Bancorp                           (322,895)        (3,074)
                                                       ______________                                                             ______________

Total Multi-Line Insurance                                   (1,641)       Total S&L/Thrifts-Eastern US                                 (3,074)
_____________________________________________________________________      _____________________________________________________________________

Multimedia - (0.1)%                                                        Schools - (0.7)%
Meredith                                     (20,922)          (535)       Apollo Group, Cl A*                          (39,608)        (2,467)
                                                       ______________      ITT Educational Services*                    (11,630)        (1,030)
                                                                                                                                  ______________
Total Multimedia                                               (535)
_____________________________________________________________________      Total Schools                                                (3,497)
                                                                           _____________________________________________________________________
Office Automation & Equipment - (0.4)%
Pitney Bowes                                 (61,837)        (1,959)       Semiconductor Components-Integrated Circuits - (0.3)%
                                                       ______________      Linear Technology                            (52,412)        (1,627)
                                                                                                                                  ______________
Total Office Automation & Equipment                          (1,959)
_____________________________________________________________________      Total Semiconductor Components-Integrated Circuits           (1,627)
                                                                           _____________________________________________________________________
Oil Companies-Exploration & Production - (0.0)%
Continental Resources*                        (1,204)           (69)       Semiconductor Equipment - (0.1)%
Encore Acquisition*                              (28)            (2)       Novellus Systems*                            (19,081)         (389)
                                                       ______________                                                             ______________

Total Oil Companies-Exploration & Production                    (71)       Total Semiconductor Equipment                                 (389)
_____________________________________________________________________      _____________________________________________________________________

Oil-Field Services - (0.0)%                                                Super-Regional Banks-US - (0.2)%
Tetra Technologies*                           (1,439)           (27)       Comerica                                     (32,973)         (947)
                                                       ______________                                                             ______________

Total Oil-Field Services                                        (27)       Total Super-Regional Banks-US                                 (947)
_____________________________________________________________________      _____________________________________________________________________

Property/Casualty Insurance - (0.0)%                                       Telecommunications Services - (0.1)%
OneBeacon Insurance Group                     (7,527)          (136)       Embarq                                       (12,468)         (571)
                                                       ______________                                                             ______________

Total Property/Casualty Insurance                              (136)       Total Telecommunications Services                             (571)
_____________________________________________________________________      _____________________________________________________________________

REITs-Diversified - (0.3)%                                                 Telephone-Integrated - (0.5)%
CapitalSource                               (148,039)        (1,720)       Frontier Communications                     (219,118)        (2,533)
                                                       ______________                                                             ______________

Total REITs-Diversified                                      (1,720)       Total Telephone-Integrated                                   (2,533)
_____________________________________________________________________      _____________________________________________________________________

REITs-Health Care - (0.3)%                                                 Television - (1.2)%
Ventas                                       (41,200)        (1,848)       Central European Media
                                                       ______________           Enterprises, Cl A*                      (74,539)        (6,205)
                                                                           CTC Media*                                    (7,858)          (182)
Total REITs-Health Care                                      (1,848)                                                              ______________
_____________________________________________________________________
                                                                           Total Television                                             (6,387)
REITs-Regional Malls - (0.1)%                                              _____________________________________________________________________
CBL & Associates Properties                  (40,711)          (791)
                                                       ______________      Theaters - (0.3)%
                                                                           Regal Entertainment Group, Cl A              (81,957)        (1,365)
Total REITs-Regional Malls                                     (791)                                                              ______________
_____________________________________________________________________
                                                                           Total Theaters                                               (1,365)
Retail-Apparel/Shoe - (0.0)%                                               _____________________________________________________________________
Liz Claiborne                                (14,808)          (194)
                                                       ______________      Therapeutics - (0.5)%
                                                                           BioMarin Pharmaceuticals*                     (1,203)           (39)
Total Retail-Apparel/Shoe                                      (194)       ImClone Systems*                             (42,323)        (2,706)
_____________________________________________________________________                                                             ______________

Retail-Auto Parts - (0.0)%                                                 Total Therapeutics                                           (2,745)
Autozone*                                     (1,303)          (170)       _____________________________________________________________________
                                                       ______________
                                                                           Tobacco - (0.0)%
Total Retail-Auto Parts                                        (170)       UST                                           (3,931)          (207)
_____________________________________________________________________                                                             ______________

Retail-Automobile - (0.2)%                                                 Total Tobacco                                                  (207)
Copart*                                      (22,895)        (1,004)       _____________________________________________________________________
                                                       ______________

Total Retail-Automobile                                      (1,004)
_____________________________________________________________________

                                                                 15

OLD MUTUAL ANALYTIC FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

                                          Shares/
Description                             Contracts      Value (000)         Description                             Contracts       Value (000)
_____________________________________________________________________      _____________________________________________________________________

Transport-Marine - (0.7)%                                                  Written Option Contracts - continued
Overseas Shipholding Group                    (6,199)  $       (488)       Standard and Poor's 500 Index,
Teekay                                       (64,186)        (2,803)          August 2008, 100 Call
Tidewater                                    (10,456)          (627)          Strike Price: $1,280*                        (160)  $       (246)
                                                       ______________      Standard and Poor's 500 Index,
                                                                              August 2008, 100 Call
Total Transport-Marine                                       (3,918)          Strike Price: $1,290*                        (600)          (720)
                                                       ______________      Standard and Poor's MidCap 400
                                                                              Index, August 2008, 100 Call
Total Securities Sold Short                                                   Strike Price: $800*                          (260)          (471)
   (Proceeds $(104,336))                                     (94,558)                                                             ______________
_____________________________________________________________________
                                                                           Total Written Option Contracts
Written Option Contracts - (3.6)%                                             (Proceeds received $(16,671))                            (19,034)
Amex Securities Broker/Dealer                                              _____________________________________________________________________
   Index, August 2008, 100 Call
   Strike Price: $150*                        (1,765)        (1,165)       Other Assets and Liabilities, Net - 5.9%                     31,281
KBW Bank Index,                                                            _____________________________________________________________________
   August 2008, 100 Call
   Strike Price: $60*                         (2,615)        (2,066)       Total Net Assets - 100.0%                              $    530,945
KBW Bank Index,                                                            _____________________________________________________________________
   August 2008, 100 Call
   Strike Price: $70*                         (1,830)          (375)       The Fund had the following futures contracts open as of
ISE U.S. Regional Banks Index,                                             July 31, 2008:
   August 2008, 100 Call
   Strike Price: $27.5*                       (8,195)        (1,721)                                                                Unrealized
ISE U.S. Regional Banks Index,                                                                             Contract                Appreciation
   August 2008, 100 Call                                                   Contract            Number of     Value    Expiration  (Depreciation)
   Strike Price: $32.5*                       (1,890)          (104)       Description         Contracts     (000)       Date         (000)
KBW Regional Banking Index,                                                _________________  ___________  _________  __________  ______________
   August 2008, 100 Call
   Strike Price: $60*                         (4,780)        (1,864)       Amsterdam Index         200     $ 24,826    08/15/08      $   688
Morgan Stanley Commodity Related                                           CAC 40 Index            598       41,066    08/15/08        2,861
   Index, August 2008, 100 Call                                            CBOE VIX                540       12,296    08/19/08         (568)
   Strike Price: $890*                          (295)          (619)       DAX Index               130      (33,078)   09/19/08         (639)
Morgan Stanley Cyclical Index,                                             FTSE 100 Index          986      105,646    09/19/08       (4,053)
   August 2008, 100 Call                                                   IBEX 35 Index           177      (32,692)   08/15/08       (1,738)
   Strike Price: $840*                          (315)        (1,140)       OMXS30 Index          1,086      (15,638)   08/15/08       (1,032)
Morgan Stanley Technology                                                  S&P 500 Emini         1,372      (86,923)   09/19/08        3,522
   Index, August 2008, 100 Call                                            S&P MIB Index           360       80,028    09/19/08       (7,681)
   Strike Price: $550*                          (475)          (708)       S&P/TSE 60 Index        450       71,907    09/18/08       (4,752)
Nasdaq 100 1500-2000 Index,                                                SPI 200 Index           550      (64,450)   09/18/08        5,223
   August 2008, 100 Call                                                   TOPIX Index             743      (89,634)   09/11/08        2,107
   Strike Price: $1,850*                        (140)          (529)                                                              ______________
PHLX Housing Sector Index,
   August 2008, 100 Call                                                                                                             $(6,062)
   Strike Price: $110*                        (2,450)        (2,279)                                                              ______________
Russell 2000 Index,
   August 2008, 100 Call                                                   As of July 31, 2008, the Fund had the following forward foreign
   Strike Price: $690*                           (80)          (253)       currency contracts outstanding:
Standard and Poor's 500 Index,
   August 2008, 100 Call                                                                                                            Unrealized
   Strike Price: $1,250*                      (1,280)        (3,968)                                                               Appreciation
Standard and Poor's 500 Index,                                             Settlement         Currency             Currency       (Depreciation)
   August 2008, 100 Call                                                   Date              to Deliver           to Receive          (000)
   Strike Price: $1,260*                        (310)          (806)       ___________   ___________________   ________________   ______________
_____________________________________________________________________
                                                                           9/17/2008      USD (164,440,320)     AUD 176,000,000      $   148
The accompanying notes are an integral part of the financial               9/17/2008      USD  (59,071,979)     CAD  60,000,000         (494)
statements.                                                                9/17/2008      USD  (18,952,680)     EUR  12,000,000         (286)
                                                                           9/17/2008      USD (117,249,600)     GBP  60,000,000        1,220
                                                                           9/17/2008      USD (167,420,379)     NOK 870,000,000        1,651
                                                                           9/17/2008      AUD  (50,000,000)     USD  47,692,000          934
                                                                           9/17/2008      CAD (170,000,000)     USD 166,877,718          907
                                                                           9/17/2008      CHF (130,000,000)     USD 125,997,073        1,798
                                                                           9/17/2008      NOK (170,000,000)     USD  33,267,581          231
                                                                           9/17/2008      NZD  (90,000,000)     USD  67,169,100        1,660
                                                                                                                                  ______________

                                                                                                                                     $ 7,769
                                                                                                                                  ______________

                                                                           For descriptions of abbreviations and footnotes, please refer to page 61.

                                                                 16

OLD MUTUAL ANALYTIC GLOBAL FUND (FORMERLY, OLD MUTUAL
ANALYTIC GLOBAL DEFENSIVE EQUITY FUND)
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Performance Highlights

o    The Old Mutual Analytic Global Fund (the "Fund") underperformed its benchmark, the MSCI World Index (the "Index") for the year ended July 31, 2008. The Fund's Class A shares posted a (15.12)% return at net asset value during the year, while the Index posted a return of (10.88)%.

o    Equities detracted from Fund performance during the year.

o    Option positions contributed positively to performance as a result of the declining equity market environment.

o    Global asset allocation had a negative impact on Fund performance during the year, as both equity and currency positions detracted from performance.

Q.   How did the Fund perform relative to its benchmark?

A.   The Old Mutual Analytic Global Fund (the "Fund") underperformed its benchmark, the MSCI World Index (the "Index") for the year ended July 31, 2008. The Fund's Class A shares posted a (15.12)% return at net asset value during the year, while the Index posted a return of (10.88)%. Performance for all share classes can be found on page 19.

Q.   What investment environment did the Fund face during the past year?

A.   Global equities struggled throughout the year due to soaring oil prices, the credit crisis and renewed concerns over the global economic slowdown. The Index started the year by continuing an upward climb but proceeded to fall throughout the months following the third quarter of 2007. The U.S. housing market continued to struggle, as many large financial institutions took major write-offs and trimmed earnings estimates due to the effects of the sub-prime mortgage crisis. Crude oil prices soared throughout the year, reaching record highs. The high oil prices impacted the consumer, as consumer confidence in the U.S. fell to its lowest level since January of 1980.

Q.   Which market factors influenced the Fund's relative performance?

A.   Equities detracted from Fund performance during the year. A shift away from companies with certain value characteristics, such as attractive book to price ratios, and particular risk characteristics, like above average analyst dispersion, slightly benefited equity positions. However, companies with above average inventory turnover and attractive profit margins detracted from performance as investors penalized these characteristics. Tilting away from companies with attractive forward looking earnings to price ratios also negatively impacted performance during the year.

     Option positions contributed positively to performance as a result of the declining equity market environment. Contracts on banking and broker/dealer indices added value during the year, as did contracts on Standard & Poor's indices. On the contrary, oil and gas sector contracts detracted from performance during the year.

     Global asset allocation had a negative impact on Fund performance during the year, as both equity and currency positions detracted from performance. Within equities, short positions in securities held in the S&P 500 Index added to performance, but short positions in Tokyo equity markets and long positions in Italy and Amsterdam equity markets subtracted from performance.
     Within currencies, short positions in the Australian Dollar and Swiss Franc contributed positively to performance, but exposure to the Canadian Dollar and Japanese Yen detracted from performance.

Q.   How did portfolio composition affect Fund performance?

A.   Among the best performing stocks was a short position in UBS. During the year, a U.S. Senate subcommittee accused the bank of helping wealthy Americans evade billions in taxes each year, suggesting that while UBS did not technically violate U.S.
     reporting requirements under the 2001 "qualified intermediary program," it actively assisted clients in structuring their Swiss accounts to avoid disclosure responsibilities with the Internal Revenue Service and thus aided tax evasion. A long position in energy producer EnCana (no longer a Fund holding) contributed to performance after the company announced its intention to split itself into two publicly-traded companies, with the goal of boosting the market value of its oils and interests in northern
     Alberta. Also aiding performance this year was a long position in Apache, an independent energy company that explores for, develops and produces natural gas, crude oil and natural gas liquids. The company reported strong financial results for the first quarter of fiscal 2008, with revenue increasing, net income doubling and earnings per share climbing.

                                                                                                                Analytic Global Fund

                                                                 17

OLD MUTUAL ANALYTIC GLOBAL FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Top Ten Holdings
as of July 31, 2008

U.S. Treasury Bill,
1.749%, 12/04/08                                                           10.1%
___________________________________________________________________________________

Exxon Mobil                                                                 3.0%
___________________________________________________________________________________

Philip Morris International                                                 2.0%
___________________________________________________________________________________

Berkshire Hathaway, Cl B                                                    2.0%
___________________________________________________________________________________

Union Fenosa                                                                1.9%
___________________________________________________________________________________

Chevron                                                                     1.8%
___________________________________________________________________________________

Northrop Grumman                                                            1.7%
___________________________________________________________________________________

Vivendi                                                                     1.5%
___________________________________________________________________________________

Walt Disney                                                                 1.5%
___________________________________________________________________________________

Vodafone Group                                                              1.5%
___________________________________________________________________________________

As a % of Total
Fund Investments*                                                          27.0%
___________________________________________________________________________________

*Top Ten Holdings are all long positions.

     Detracting from performance over the year was a long position in Manpower, a Milwaukee-based global staffing firm, which reported that net income for the second quarter of 2008 fell 33 percent because of legal costs related to an investigation by authorities in France, and comparisons with last year's second quarter, which included a large gain from a recalculation of payroll taxes. Additionally, a long position in the Vodafone Group, the world's largest mobile operator, detracted from performance. The company began to feel the effects of the economic slowdown, and blamed a widespread slowdown in consumer spending and lower-than-expected sales of replacement handsets for its lower outlook, as consumers are opting for cheaper contracts and delaying the replacement of their aging handsets. Finally, a long position in Discover Financial Services (no longer a Fund holding) also detracted from performance during the year. The American financial services company felt the effects of the down market as consumers struggled with rising prices for essentials and continued to lose confidence in the nation's economy.

Q.   What is the investment outlook for the global stock market?

A.   Analytic Investors, LLC ("Analytic") intends to continue to emphasize stocks with attractive earnings revisions. Analytic also intends to focus on select companies with above average momentum, while de-emphasizing companies with higher than average revenue growth. Analytic further anticipates continuing to emphasize companies with above average six-month returns, while moving away from companies with high debt to equity ratios.

     Analytic's process is based on the fundamental belief that there is consistency in the types of characteristics investors prefer. If this belief holds true going forward, the Fund should benefit from being properly positioned towards stocks with characteristics favored by investors.

Analytic Global Fund

                                                                 18

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2008
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                                                                              Inception     1 Year     Inception
                                                                                                Date        Return      to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                                              05/31/06    (19.98)%     (4.22)%
Class A without load                                                                           05/31/06    (15.12)%     (1.57)%
Class C with load                                                                              05/31/06    (16.56)%     (2.39)%
Class C without load                                                                           05/31/06    (15.76)%     (2.39)%
Class Z                                                                                        05/31/06    (14.83)%     (1.36)%
Institutional Class                                                                            05/31/06    (14.64)%     (1.11)%
MSCI World Index                                                                               05/31/06    (10.88)%      3.47%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the November 19, 2007 prospectus) are 3.19% and 2.55%; 4.07% and 3.30%; 17.92% and 2.30%; 3.71% and
2.00%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

        Instutition  MSCI World
  Class A  Class C  Class Z  Class  Index
5/31/06    9,425    10,000   10,000   10,000   10,000
7/31/06     9,472     10,030   10,040   10,050   10,059
7/31/07   10,729    11,264   11,397   11,436   12,081
7/31/08    9,663     9,489    9,707    9,761   10,766

Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 5/31/06 to an investment made in an unmanaged securities index on that date. The performance of the
Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock    42.5%
Foreign Common Stock   46.7%
Foreign Preferred Stock   0.7%
U.S. Treasury Olbigations  10.1%

                                                                 19

OLD MUTUAL ANALYTIC GLOBAL FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 51.7%                                                       Consulting Services - 1.3%
                                                                           Accenture, Cl A (C)                            7,000   $        292
Aerospace/Defense - 3.6%                                                                                                          ______________
Northrop Grumman (C)                           6,800   $        458
Raytheon (C)                                   6,244            355        Total Consulting Services                                       292
                                                       ______________      _____________________________________________________________________
Total Aerospace/Defense                                         813
                                                                           Containers-Metal/Glass - 1.1%
_____________________________________________________________________      Owens-Illinois* (C)                            5,800            245
                                                                                                                                  ______________
Agricultural Chemicals - 1.8%
CF Industries Holdings (C)                     1,300            213        Total Containers-Metal/Glass                                    245
Mosaic* (C)                                    1,500            191        _____________________________________________________________________
                                                       ______________
                                                                           Cosmetics & Toiletries - 0.3%
Total Agricultural Chemicals                                    404        Colgate-Palmolive (C)                          1,000             74
_____________________________________________________________________                                                             ______________

Agricultural Operations - 0.0%                                             Total Cosmetics & Toiletries                                     74
Bunge (C)                                        100             10        _____________________________________________________________________
                                                       ______________
                                                                           E-Commerce/Services - 0.0%
Total Agricultural Operations                                    10        Expedia* (C)                                     200              4
_____________________________________________________________________                                                             ______________

Applications Software - 0.6%                                               Total E-Commerce/Services                                         4
Microsoft (C)                                  5,400            139        _____________________________________________________________________
Salesforce.com* (C)                              100              6
                                                       ______________      Electronic Components-Miscellaneous - 0.2%
                                                                           Flextronics International* (C)                 1,300             12
Total Applications Software                                     145        Sanmina-SCI* (C)                              14,800             26
_____________________________________________________________________                                                             ______________

Auto-Cars/Light Trucks - 0.0%                                              Total Electronic Components-Miscellaneous                        38
General Motors (C)                               100              1        _____________________________________________________________________
                                                       ______________
                                                                           Electronic Components-Semiconductors - 0.2%
Total Auto-Cars/Light Trucks                                      1        MEMC Electronic Materials* (C)                   200              9
_____________________________________________________________________      Texas Instruments (C)                          1,500             37
                                                                                                                                  ______________
Broadcast Services/Programming - 0.1%
Liberty Media Capital, Ser A* (C)              1,000             16        Total Electronic Components-Semiconductors                       46
                                                       ______________      _____________________________________________________________________

Total Broadcast Services/Programming                             16        Electronic Measuring Instruments - 0.2%
_____________________________________________________________________      Agilent Technologies* (C)                      1,400             51
                                                                                                                                  ______________
Building-Residential/Commercial - 0.8%
Lennar, Cl A (C)                              14,200            172        Total Electronic Measuring Instruments                           51
                                                       ______________      _____________________________________________________________________

Total Building-Residential/Commercial                           172        Engineering/R&D Services - 0.5%
_____________________________________________________________________      Fluor (C)                                      1,000             81
                                                                           McDermott International* (C)                     400             19
Chemicals-Specialty - 0.5%                                                                                                        ______________
Eastman Chemical (C)                           1,900            114
                                                       ______________      Total Engineering/R&D Services                                  100
                                                                           _____________________________________________________________________
Total Chemicals-Specialty                                       114
_____________________________________________________________________      Enterprise Software/Services - 0.5%
                                                                           BMC Software* (C)                              3,200            105
Commercial Banks-Southern US - 0.0%                                                                                               ______________
Regions Financial (C)                            100              1
                                                       ______________      Total Enterprise Software/Services                              105
                                                                           _____________________________________________________________________
Total Commercial Banks-Southern US                                1
_____________________________________________________________________      Fiduciary Banks - 3.1%
                                                                           Bank of New York Mellon (C)                    8,600            305
Commercial Services-Finance - 3.3%                                         Northern Trust (C)                             5,100            399
MasterCard, Cl A (C)                          1,200             293                                                               ______________
Moody's (C)                                   6,000             209
Visa, Cl A* (C)                               3,300             241        Total Fiduciary Banks                                           704
                                                       ______________      _____________________________________________________________________

Total Commercial Services-Finance                               743        Finance-Mortgage Loan/Banker - 0.0%
_____________________________________________________________________      Fannie Mae (C)                                   500              6
                                                                           Freddie Mac (C)                                  400              3
Computers - 2.2%                                                                                                                  ______________
Apple* (C)                                       600             95
Dell* (C)                                      9,000            221        Total Finance-Mortgage Loan/Banker                                9
Hewlett-Packard (C)                            2,118             95        _____________________________________________________________________
International Business Machines (C)              700             90
                                                       ______________

Total Computers                                                 501
_____________________________________________________________________

                                                                 20

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Finance-Other Services - 0.1%                                              Multi-Line Insurance - 0.9%
Nasdaq OMX Group* (C)                            600   $         17        ACE (C)                                        1,000   $         51
                                                       ______________      MetLife (C)                                    2,900            147
                                                                                                                                  ______________
Total Finance-Other Services                                     17
_____________________________________________________________________      Total Multi-Line Insurance                                      198
                                                                           _____________________________________________________________________
Food-Meat Products - 0.2%
Tyson Foods, Cl A (C)                          3,500             52        Multimedia - 2.2%
                                                       ______________      EW Scripps, Cl A (C)                           9,833             68
                                                                           Walt Disney (C)                               13,700            416
Total Food-Meat Products                                         52                                                               ______________
_____________________________________________________________________
                                                                           Total Multimedia                                                484
Human Resources - 0.8%                                                     _____________________________________________________________________
Manpower (C)                                   3,450            166
                                                       ______________      Networking Products - 0.0%
                                                                           Cisco Systems* (C)                               100              2
Total Human Resources                                           166                                                               ______________
_____________________________________________________________________
                                                                           Total Networking Products                                         2
Independent Power Producer - 1.0%                                          _____________________________________________________________________
Mirant* (C)                                      900             28
Reliant Energy* (C)                           10,600            192        Non-Hazardous Waste Disposal - 0.0%
                                                       ______________      Republic Services (C)                            200              7
                                                                                                                                  ______________
Total Independent Power Producer                                220
_____________________________________________________________________      Total Non-Hazardous Waste Disposal                                7
                                                                           _____________________________________________________________________
Instruments-Scientific - 1.7%
Applied Biosystems (C)                        10,200            377        Oil Companies-Exploration & Production - 3.6%
                                                       ______________      Anadarko Petroleum (C)                         4,800            278
                                                                           Apache (C)                                       900            101
Total Instruments-Scientific                                    377        Cimarex Energy (C)                               400             21
_____________________________________________________________________      Devon Energy (C)                                 800             76
                                                                           Occidental Petroleum (C)                       4,200            331
Life/Health Insurance - 1.5%                                               Southwestern Energy* (C)                         100              4
Unum Group (C)                                14,000            338                                                               ______________
                                                       ______________
                                                                           Total Oil Companies-Exploration & Production                    811
Total Life/Health Insurance                                     338        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil Companies-Integrated - 6.2%
Machinery-General Industry - 0.0%                                          Chevron (C)                                    5,900            499
Manitowoc (C)                                    100              3        ConocoPhillips (C)                               800             65
                                                       ______________      Exxon Mobil (C)                               10,100            812
                                                                                                                                  ______________
Total Machinery-General Industry                                  3
_____________________________________________________________________      Total Oil Companies-Integrated                                1,376
                                                                           _____________________________________________________________________
Medical Labs & Testing Services - 0.0%
Laboratory Corp of America Holdings* (C)         100              7        Pharmacy Services - 1.1%
                                                       ______________      Express Scripts* (C)                           2,600            183
                                                                           Medco Health Solutions* (C)                    1,200             60
Total Medical Labs & Testing Services                             7                                                               ______________
_____________________________________________________________________
                                                                           Total Pharmacy Services                                         243
Medical Products - 1.5%                                                    _____________________________________________________________________
Baxter International (C)                       4,900            336
                                                       ______________      Pipelines - 1.1%
                                                                           Williams (C)                                   7,400            237
Total Medical Products                                          336                                                               ______________
_____________________________________________________________________
                                                                           Total Pipelines                                                 237
Medical-Biomedical/Genetic - 0.1%                                          _____________________________________________________________________
Biogen Idec* (C)                                 100              7
Invitrogen* (C)                                  100              4        Reinsurance - 2.4%
                                                       ______________      Berkshire Hathaway, Cl B* (C)                    140            536
                                                                                                                                  ______________
Total Medical-Biomedical/Genetic                                 11
_____________________________________________________________________      Total Reinsurance                                               536
                                                                           _____________________________________________________________________
Medical-Drugs - 1.1%
Bristol-Myers Squibb (C)                      11,100            234        REITs-Office Property - 0.2%
Merck (C)                                        386             13        Boston Properties (C)                            400             39
                                                       ______________                                                             ______________

Total Medical-Drugs                                             247        Total REITs-Office Property                                      39
_____________________________________________________________________      _____________________________________________________________________

Metal-Diversified - 0.4%
Freeport-McMoRan Copper & Gold (C)               800             78
                                                       ______________

Total Metal-Diversified                                          78
_____________________________________________________________________

                                                                 21

OLD MUTUAL ANALYTIC GLOBAL FUND - continued
_____________________________________________________________________      _____________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

REITs-Storage - 0.2%                                                       Foreign Common Stock - continued
Public Storage (C)                               500   $         41
                                                       ______________      Australia - continued
                                                                           Incitec Pivot (C)                                128   $         20
Total REITs-Storage                                              41        Macquarie Office Trust (C)                    37,853             32
_____________________________________________________________________      National Australia Bank (C)                    1,815             42
                                                                           Stockland (C)                                  2,983             13
Retail-Computer Equipment - 0.0%                                           Suncorp-Metway (C)                             3,361             42
GameStop, Cl A* (C)                              200              8        TABCORP Holdings (C)                           2,348             19
                                                       ______________      Westpac Banking (C)                              115              2
                                                                           Woolworths (C)                                   200              5
Total Retail-Computer Equipment                                   8                                                               ______________
_____________________________________________________________________
                                                                           Total Australia                                                 762
S&L/Thrifts-Eastern US - 0.2%                                              _____________________________________________________________________
Hudson City Bancorp (C)                        2,100             38
New York Community Bancorp (C)                   800             13        Austria - 0.3%
                                                       ______________      Erste Bank der Oesterreichisch (C)               587             37
                                                                           Raiffeisen International Bank (C)                246             31
Total S&L/Thrifts-Eastern US                                     51        Verbund, Cl A (C)                                104              8
_____________________________________________________________________                                                             ______________

S&L/Thrifts-Western US - 0.0%                                              Total Austria                                                    76
Washington Mutual (C)                          1,000              5        _____________________________________________________________________
                                                       ______________
                                                                           Belgium - 0.3%
Total S&L/Thrifts-Western US                                      5        AGFA-Gevaert* (C)                              8,470             63
_____________________________________________________________________      Delhaize Group (C)                                96              5
                                                                                                                                  ______________
Semiconductor Components-Integrated Circuits - 0.1%
Linear Technology (C)                            700             22        Total Belgium                                                    68
                                                       ______________      _____________________________________________________________________

Total Semiconductor                                                        Canada - 4.2%
   Components-Integrated Circuits                                22        Bank of Nova Scotia (C)                          200             10
_____________________________________________________________________      Bombardier, Cl B (C)                             200              1
                                                                           Canadian Utilities, Cl A (C)                     900             40
Steel-Producers - 0.8%                                                     Celestica* (C)                                19,500            154
AK Steel Holding (C)                           1,800            114        Fording Canadian Coal Trust (C)                1,000             88
Nucor (C)                                      1,000             57        Imperial Oil (C)                               5,900            291
                                                       ______________      MI Developments, Cl A (C)                        100              2
                                                                           Potash Corp of Saskatchewan (C)                1,000            205
Total Steel-Producers                                           171        Power Financial (C)                            1,200             40
_____________________________________________________________________      Royal Bank of Canada (C)                         500             23
                                                                           Talisman Energy (C)                            3,100             56
Super-Regional Banks-US - 0.5%                                             Toronto-Dominion Bank (C)                        300             18
SunTrust Banks (C)                               100              4                                                               ______________
US Bancorp (C)                                   600             18
Wachovia (C)                                   1,100             19        Total Canada                                                    928
Wells Fargo (C)                                1,900             58        _____________________________________________________________________
                                                       ______________
                                                                           Denmark - 1.4%
Total Super-Regional Banks-US                                    99        FLSmidth & Co (C)                              1,950            188
_____________________________________________________________________      Vestas Wind Systems* (C)                       1,000            130
                                                                                                                                  ______________
Tobacco - 3.5%
Altria Group (C)                               9,200            187        Total Denmark                                                   318
Lorillard* (C)                                   900             60        _____________________________________________________________________
Philip Morris International (C)               10,400            537
                                                       ______________      Finland - 2.4%
                                                                           Kone OYJ, Cl B (C)                             7,501            226
Total Tobacco                                                   784        Nokia OYJ (C)                                 11,049            302
                                                       ______________                                                             ______________

Total Common Stock (Cost $12,188)                            11,554        Total Finland                                                   528
_____________________________________________________________________      _____________________________________________________________________

Foreign Common Stock - 56.7%                                               France - 5.6%
Australia - 3.4%                                                           Accor (C)                                      3,256            217
AGL Energy (C)                                 8,019            100        Alstom (C)                                        56              6
Ansell (C)                                     1,929             18        Atos Origin (C)                                  458             27
Aristocrat Leisure (C)                         5,308             24        _____________________________________________________________________
Australia & New Zealand Banking Group (C)         70              1
Bendigo and Adelaide Bank (C)                  2,640             27
BHP Billiton (C)                               3,058            114
CFS Retail Property Trust (C)                  1,385              3
Commonwealth Bank of Australia (C)               291             11
CSL (C)                                        8,949            289
_____________________________________________________________________

                                                                 22

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Foreign Common Stock - continued                                           Foreign Common Stock - continued

France - continued                                                         Japan - continued
BNP Paribas (C)                                  318   $         31        Kirin Holdings (C)                            10,000   $        153
Cap Gemini (C)                                 1,127             72        KK daVinci Holdings* (C)                          87             34
Eramet (C)                                       130             90        Kyowa Hakko Kogyo (C)                         14,000            156
France Telecom (C)                             2,259             72        Matsushita Electric Industrial (C)            17,000            358
SAPRR (C)                                         50              4        Mitsubishi (C)                                 1,800             53
Societe Generale (C)                              63              6        Mitsubishi Electric (C)                        7,000             69
Technip (C)                                    1,268            108        Mitsubishi Estate (C)                          5,000            121
Thales (C)                                     3,498            198        Mitsubishi UFJ Financial (C)                  10,200             90
Vivendi (C)                                    9,976            417        Mizuho Financial Group (C)                        13             62
                                                       ______________      Nichirei (C)                                   5,000             29
                                                                           Nippon Electric Glass (C)                      1,000             15
Total France                                                  1,248        Nippon Express (C)                             1,000              5
_____________________________________________________________________      Nippon Meat Packers (C)                        2,000             32
                                                                           Nippon Yusen (C)                              15,000            128
Germany - 2.7%                                                             Nishi-Nippon City Bank (C)                     9,000             26
Arcandor* (C)                                 12,550            145        Oki Electric Industry (C)                     51,000             77
BASF SE (C)                                    1,794            114        Sanyo Electric* (C)                           12,000             27
Bilfinger Berger (C)                           1,903            128        Shiseido (C)                                  11,000            245
MAN (C)                                        1,551            156        Sojitz (C)                                    33,200            102
Wacker Chemie (C)                                325             67        Sumitomo (C)                                   5,800             78
                                                       ______________      Sumitomo Mitsui Financial Group (C)                9             70
                                                                           Suruga Bank (C)                                3,000             37
Total Germany                                                   610        Suzuken (C)                                      100              3
_____________________________________________________________________      Tokyo Steel Manufacturing (C)                  1,400             16
                                                                           Yamaguchi Financial Group (C)                  2,000             27
Hong Kong - 3.4%                                                           Yamato Holdings (C)                            1,000             12
Cheung Kong Infrastructure Holdings (C)       11,000             48        Yamazaki Baking (C)                            6,000             69
CITIC International Financial (C)             23,000             19                                                               ______________
Esprit Holdings (C)                            9,300             99
Hang Lung Group (C)                            1,000              4        Total Japan                                                   2,840
Hang Seng Bank (C)                             1,300             26        _____________________________________________________________________
Hutchison Whampoa (C)                         11,000            103
Hysan Development (C)                         10,000             29        Netherlands - 0.4%
Link REIT (C)                                 62,000            138        Akzo Nobel (C)                                   558             32
Swire Pacific, Cl A (C)                       27,500            294        Koninklijke Ahold (C)                          3,922             45
                                                       ______________      TNT (C)                                          163              6
                                                                                                                                  ______________
Total Hong Kong                                                 760
_____________________________________________________________________      Total Netherlands                                                83
                                                                           _____________________________________________________________________
Italy - 0.5%
Banca Carige (C)                               8,007             28        New Zealand - 0.0%
IFIL Investments (C)                             595              4        Contact Energy (C)                               550              3
Pirelli & C SpA (C)                           69,116             43                                                               ______________
UniCredit (C)                                  4,541             27
Unipol Gruppo Finanziario (C)                    753              2        Total New Zealand                                                 3
                                                       ______________      _____________________________________________________________________

Total Italy                                                     104        Portugal - 0.6%
_____________________________________________________________________      Sonae SGPS (C)                               132,790            140
                                                                                                                                  ______________
Japan - 12.7%
Aioi Insurance (C)                             1,000              5        Total Portugal                                                  140
Chiba Bank (C)                                 2,000             13        _____________________________________________________________________
Chuo Mitsui Trust Holdings (C)                 1,000              6
Ebara (C)                                      7,000             21        Singapore - 0.2%
Fujitsu (C)                                   13,000             94        Oversea-Chinese Banking (C)                    9,000             55
Gunma Bank (C)                                 6,000             37                                                               ______________
Hachijuni Bank (C)                             1,000              6
Hitachi (C)                                   34,000            245        Total Singapore                                                  55
Hokuhoku Financial Group (C)                  11,000             28        _____________________________________________________________________
Isetan Mitsukoshi Holdings (C)                21,800            251
Iyo Bank (C)                                   3,000             35        Spain - 4.4%
J Front Retailing (C)                          1,000              5        Banco Bilbao Vizcaya (C)                       3,065             56
_____________________________________________________________________      Banco Santander (C)                            7,602            148
                                                                           Inditex (C)                                      515             25
                                                                           Indra Sistemas (C)                                98              3
                                                                           _____________________________________________________________________

                                                                 23

OLD MUTUAL ANALYTIC GLOBAL FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)                                                Shares/Face
_____________________________________________________________________      Description                             Amount (000)    Value (000)
                                                                           _____________________________________________________________________
Foreign Common Stock - continued
                                                                           U.S. Treasury Obligations - 12.3%
Spain - continued                                                          U.S. Treasury Bill 1.749%, 12/04/08 (D)  $     2,755   $      2,739
Telefonica (C)                                 9,162   $        238                                                               ______________
Union Fenosa (C)                              19,015            510
                                                       ______________      Total U.S. Treasury Obligations (Cost $2,737)                 2,739
                                                                           _____________________________________________________________________
Total Spain                                                     980
_____________________________________________________________________      Total Investments - 121.6% (Cost $28,559)                    27,180
                                                                           _____________________________________________________________________
Sweden - 2.5%
Atlas Copco, Cl B (C)                            600              8        Domestic Securities Sold Short - (4.6)%
Axfood (C)                                     1,750             54        Airlines - (0.0)%
Investor, Cl B (C)                            17,800            387        Southwest Airlines                              (300)            (5)
Scania, Cl B (C)                               2,000             31                                                               ______________
Tele2 AB, Cl B (C)                             4,800             84
                                                       ______________      Total Airlines                                                   (5)
                                                                           _____________________________________________________________________
Total Sweden                                                    564
_____________________________________________________________________      Beverages-Wine/Spirits - (0.4)%
                                                                           Constellation Brands, Cl A*                   (4,000)           (86)
Switzerland - 4.5%                                                                                                                ______________
ABB (C)                                       11,519            302
Kuehne + Nagel International (C)               1,229            103        Total Beverages-Wine/Spirits                                    (86)
Schindler Holding (C)                          4,513            308        _____________________________________________________________________
Sulzer (C)                                        34              4
Syngenta (C)                                     983            286        Broadcast Services/Programming - (0.5)%
                                                       ______________      Liberty Global, Cl A*                         (4,000)          (115)
                                                                                                                                  ______________
Total Switzerland                                             1,003
_____________________________________________________________________      Total Broadcast Services/Programming                           (115)
                                                                           _____________________________________________________________________
United Kingdom - 7.2%
Anglo American (C)                             4,926            282        Casino Hotels - (0.4)%
Barclays (C)                                   3,115             21        Wynn Resorts                                  (1,000)           (97)
BG Group (C)                                   2,829             64                                                               ______________
Compass Group (C)                             16,235            117
Cookson Group (C)                                203              2        Total Casino Hotels                                             (97)
HBOS (C)                                       2,319             13        _____________________________________________________________________
HSBC Holdings (C)                              7,028            116
ICAP (C)                                      13,682            135        Commercial Services - (0.0)%
Johnson Matthey (C)                              100              3        Iron Mountain*                                  (100)            (3)
Lloyds TSB Group (C)                           1,255              7                                                               ______________
Reckitt Benckiser Group (C)                      414             23
Royal Bank of Scotland Group (C)               9,317             39        Total Commercial Services                                        (3)
Standard Chartered (C)                         1,899             58        _____________________________________________________________________
Vodafone Group (C)                           150,794            404
WM Morrison Supermarkets (C)                  65,686            335        Commercial Services-Finance - (0.0)%
                                                       ______________      Equifax                                         (100)            (4)
                                                                                                                                  ______________
Total United Kingdom                                          1,619
                                                       ______________      Total Commercial Services-Finance                                (4)
                                                                           _____________________________________________________________________
Total Foreign Common Stock (Cost $13,381)                    12,689
_____________________________________________________________________      Electronic Components-Semiconductors - (0.2)%
                                                                           Micron Technology*                            (6,600)           (32)
Foreign Preferred Stock - 0.9%                                                                                                    ______________
Italy - 0.9%
IFI* (C)                                       9,484            198        Total Electronic Components-Semiconductors                      (32)
                                                       ______________      _____________________________________________________________________

Total Italy                                                     198        Forestry - (0.2)%
                                                       ______________      Weyerhaeuser                                    (900)           (48)
                                                                                                                                  ______________
Total Foreign Preferred Stock (Cost $253)                       198
_____________________________________________________________________      Total Forestry                                                  (48)
                                                                           _____________________________________________________________________

                                                                           Medical Products - (0.0)%
                                                                           Coopers                                         (100)            (3)
                                                                                                                                  ______________

                                                                           Total Medical Products                                           (3)
                                                                           _____________________________________________________________________

                                                                           Medical-Drugs - (0.2)%
                                                                           Cephalon*                                       (500)           (37)
                                                                                                                                  ______________

                                                                           Total Medical-Drugs                                             (37)
                                                                           _____________________________________________________________________

                                                                           Motorcycle/Motor Scooter - (0.1)%
                                                                           Harley-Davidson                                 (800)           (30)
                                                                                                                                  ______________

                                                                           Total Motorcycle/Motor Scooter                                  (30)
                                                                           _____________________________________________________________________

                                                                 24

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Securities Sold Short - continued                                          Foreign Securities Sold Short - continued

Multi-line Insurance - (0.1)%                                              Cyprus - (0.0)%
Old Republic International                    (1,000)  $        (11)       ProSafe                                         (600)  $         (5)
                                                       ______________                                                             ______________

Total Multi-line Insurance                                      (11)       Total Cyprus                                                     (5)
_____________________________________________________________________      _____________________________________________________________________

Oil Refining & Marketing - (0.2)%                                          Finland - (0.2)%
Sunoco                                        (1,200)           (49)       Sampo, Cl A                                     (579)           (15)
                                                       ______________      Stora Enso, Cl R                              (2,089)           (19)
                                                                                                                                  ______________
Total Oil Refining & Marketing                                  (49)
_____________________________________________________________________      Total Finland                                                   (34)
                                                                           _____________________________________________________________________
Oil-Field Services - (0.2)%
Exterran Holdings*                              (600)           (34)       France - (1.4)%
                                                       ______________      Zodiac                                        (6,966)          (312)
                                                                                                                                  ______________
Total Oil-Field Services                                        (34)
_____________________________________________________________________      Total France                                                   (312)
                                                                           _____________________________________________________________________
Property/Casualty Insurance - (0.1)%
Fidelity National Financial, Cl A               (100)            (1)       Germany - (1.1)%
WR Berkley                                      (600)           (14)       Fraport AG Frankfurt Airport
                                                       ______________         Services Worldwide                            (81)            (5)
                                                                           Infineon Technologies*                       (29,801)          (224)
Total Property/Casualty Insurance                               (15)       Solarworld                                      (429)           (20)
_____________________________________________________________________                                                             ______________

Real Estate Operation/Development - (0.6)%                                 Total Germany                                                  (249)
Forest City Enterprises, Cl A                 (5,400)          (141)       _____________________________________________________________________
                                                       ______________
                                                                           Japan - (2.6)%
Total Real Estate Operation/Development                        (141)       Aeon Mall                                       (700)           (21)
_____________________________________________________________________      Haseko                                        (1,000)            (1)
                                                                           Hirose Electric                                 (300)           (28)
Telecommunications Services - (0.3)%                                       Marui Group                                   (8,800)           (68)
Embarq                                        (1,300)           (60)       NGK Spark Plug                               (13,000)          (146)
                                                       ______________      Nippon Mining Holdings                        (2,000)           (12)
                                                                           Nomura Holdings                               (4,900)           (71)
Total Telecommunications Services                               (60)       Square Enix                                   (4,200)          (131)
_____________________________________________________________________      Yakult Honsha                                 (3,400)           (97)
                                                                                                                                  ______________
Therapeutics - (1.1)%
Amylin Pharmaceuticals*                       (7,800)          (246)       Total Japan                                                    (575)
                                                       ______________      _____________________________________________________________________

Total Therapeutics                                             (246)       Netherlands - (0.2)%
                                                       ______________      Wolters Kluwer                                (1,414)           (33)
                                                                                                                                  ______________
Total Domestic Securities Sold Short
   (Proceeds ($1,186))                                       (1,016)       Total Netherlands                                               (33)
_____________________________________________________________________      _____________________________________________________________________

Foreign Securities Sold Short - (13.9)%                                    Norway - (0.6)%
                                                                           Renewable Energy*                             (4,900)          (142)
Australia - (2.0)%                                                                                                                ______________
Crown                                        (15,208)          (113)
Macquarie Airports                           (34,562)           (91)       Total Norway                                                   (142)
Mirvac Group                                 (41,543)           (99)       _____________________________________________________________________
Transurban Group                             (29,903)          (145)
                                                       ______________      Sweden - (0.0)%
                                                                           Ssab Svenskt Stal, Cl A                         (400)           (11)
Total Australia                                                (448)                                                              ______________
_____________________________________________________________________
                                                                           Total Sweden                                                    (11)
Canada - (2.9)%                                                            _____________________________________________________________________
Agnico-Eagle Mines                              (100)            (5)
Brookfield Properties                           (100)            (2)       Switzerland - (2.9)%
Groupe Aeroplan                              (12,300)          (178)       Credit Suisse Group                             (104)            (5)
Ivanhoe Mines*                               (10,800)          (122)       Givaudan                                        (294)          (240)
Niko Resources                                (2,500)          (207)       STMicroelectronics                           (17,578)          (194)
OPTI Canada*                                    (600)           (11)       UBS*                                         (10,498)          (201)
Silver Wheaton*                                 (100)            (1)                                                              ______________
SNC-Lavalin Group                             (1,900)          (103)
Uranium One*                                  (2,000)            (7)       Total Switzerland                                              (640)
UTS Energy*                                   (2,700)           (13)                                                              ______________
                                                       ______________
                                                                           Total Foreign Securities Sold Short
Total Canada                                                   (649)          (Proceeds $(3,451))                                       (3,098)
_____________________________________________________________________      _____________________________________________________________________

                                                                 25

OLD MUTUAL ANALYTIC GLOBAL FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________
                                                                           The Fund had the following futures contracts open as of
Description                                   Shares    Value (000)        July 31, 2008:
_____________________________________________________________________
                                                                                                                                    Unrealized
Written Option Contracts - (3.6)%                                                                           Contract               Appreciation
Amex Natural Gas Index,                                                    Contract              Number of   Value    Expiration  (Depreciation)
   August 2008, 100 Call                                                   Description           Contracts   (000)       Date         (000)
   Strike Price: $660*                           (20)  $         (4)       ____________________  _________  ________  __________  ______________
Amex Securities Broker/Dealer Index,                                       Amsterdam Index          19      $ 2,359    08/15/08       $  65
   August 2008, 100 Call                                                   Australian Dollar
   Strike Price: $150*                           (80)           (53)          Currency Future       68        6,371    09/15/08           4
KBW Bank Index,                                                            British Pound
   August 2008, 100 Call                                                      Currency Future       48        5,929    09/15/08          78
   Strike Price: $60*                           (115)           (91)       CAC 40 Index             25        1,717    08/15/08         120
KBW Bank Index,                                                            CBOE VIX                 25          569    08/19/08         (26)
   August 2008, 100 Call                                                   Canadian Dollar
   Strike Price: $70*                            (80)           (16)          Currency Future      (57)      (5,566)   09/16/08          19
ISE-Revere Natural Gas Index,                                              DAX Index                (8)      (2,036)   09/19/08         (32)
   August 2008, 100 Call                                                   FTSE 100 Index           54        5,786    09/19/08        (226)
   Strike Price: $172.5*                         (25)            (1)       IBEX 35 Index            (9)      (1,662)   08/15/08         (88)
ISE U.S. Regional Banks Index,                                             Japanese Yen
   August 2008, 100 Call                                                      Currency Future        6          697    09/15/08         (12)
   Strike Price: $27.5*                         (365)           (77)       OMXS30 Index            (36)        (518)   08/15/08         (34)
ISE U.S. Regional Banks Index,                                             S&P 500 Emini           (86)      (5,449)   09/19/08         192
   August 2008, 100 Call                                                   S&P/MIB Index            18        4,001    09/19/08        (384)
   Strike Price: $32.5*                          (85)            (5)       S&P/TSE 60 Index         25        3,995    09/18/08        (278)
KBW Regional Banking Index,                                                SPI 200 Index           (28)      (3,281)   09/18/08         266
   August 2008, 100 Call                                                   Swiss Franc Currency
   Strike Price: $60*                           (210)           (82)          Future               (12)      (1,432)   09/15/08          41
Morgan Stanley Commodity Related Index,                                    TOPIX Index             (41)      (4,946)   09/11/08         130
   August 2008, 100 Call                                                                                                              _____
   Strike Price: $890*                           (15)           (31)
Morgan Stanley Cyclical Index,                                                                                                        $(165)
   August 2008, 100 Call                                                                                                              _____
   Strike Price: $840*                           (15)           (54)
Morgan Stanley Technology Index,                                           For descriptions of abbreviations and footnotes, please refer to
   August 2008, 100 Call                                                   page 61.
   Strike Price: $550*                           (20)           (30)
PHLX Housing Sector Index,
   August 2008, 100 Call
   Strike Price: $110*                          (110)          (102)
Standard and Poor's 500 Index,
   August 2008, 100 Call
   Strike Price: $1,250*                         (45)          (139)
Standard and Poor's 500 Index,
   August 2008, 100 Call
   Strike Price: $1,260*                         (50)          (130)
                                                       ______________
Total Written Option Contracts
   (Proceeds received $(764))                                  (815)
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.5%                        106
_____________________________________________________________________

Total Net Assets - 100.0%                              $     22,357
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 26

OLD MUTUAL CLAY FINLAY CHINA FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Clay Finlay LLC

Performance Highlights

o    The Old Mutual Clay Finlay China Fund (the "Fund")  underperformed  its  benchmark,  the MSCI China Index (the "Index") for the year ended July 31, 2008.  The Fund's  Class A shares  posted a (13.91)%  return at net asset value during the year,  while the
     Index posted a return of (6.62)%.

o    The Fund performed well in the energy, information technology and telecommunications services sectors and underperformed in the industrials, materials and healthcare sectors.

o    Individual  stocks that  contributed  positively  to the Fund's  performance  included  China  Mobile,  CNOOC and  Industrial &
     Commercial Bank of China ("ICBC").

o    China Life Insurance, Ping An Insurance Group and Shanghai Industrial Holdings detracted from the Fund's performance during the year.

Q.   How did the Fund perform relative to its benchmark?

A.   The Old Mutual Clay Finlay China Fund (the "Fund") underperformed its benchmark, the MSCI China Index (the "Index") for the year ended July 31, 2008. The Fund's Class A shares posted a (13.91)% return at net asset value during the year, while the
     Index posted a return of (6.62)%. Performance for all share classes can be found on page 29.

Q.   What investment environment did the Fund face during the past year?

A.   The global investment environment remained negative as interest rate cuts, volatile currency markets, high energy prices and earnings downgrades resulted in both a loss of confidence among investors and increased risk aversion. Specific to China, inflation accelerated at the beginning of 2008, which led the government to take measures to temporarily freeze a variety of food prices and to raise the banks' reserve requirement ratio. Investors negatively reacted to these monetary tightening policies, viewing them as contributors to a potential economic slowdown. Additionally, China's market was negatively impacted by two natural disasters: the worst snowstorms in five decades hit China's Southern Provinces at the end of January, and the
     worst earthquake in fifty years hit the Sichuan Province in May, killing more than 70,000.

Q.   Which market factors influenced the Fund's relative performance?

A.   High volatility coupled with the growing influence of China's economic policy and government decisions on market sentiment were the key factors that impacted the Fund's relative performance during the period.

Q.   How did portfolio composition affect Fund performance?

A.   Sectors that contributed positively to the Fund's absolute performance included energy, information technology and telecommunications services. On the contrary, industrials, materials and healthcare were detractors from absolute performance.

     China Mobile, CNOOC and Industrial & Commercial Bank of China ("ICBC") were among the top contributors for the year, while
     China Life Insurance, Ping An Insurance Group and Shanghai Industrial Holdings were among the top detractors. China Mobile, the largest stock in the MSCI China Index and the largest mobile telecom operator in China, experienced revenue growth acceleration as a result of aggressive expansion into rural areas. CNOOC, China's dominant off-shore oil and gas producer, benefited from the rise in crude oil prices and several major discoveries made along China's coast. ICBC is China's largest commercial bank and its earnings were up 65% in 2007, with estimated growth above 50% in the first half of 2008. China Life Insurance, the country's largest life insurer detracted from the Fund's performance due to the steep fall in the domestic A-share market, which negatively impacted the value of its investment portfolio and its net investment income. The country's second largest life insurer, Ping An Insurance Group, negatively affected the Fund's performance for the same reason. Shanghai Industrial
     Holdings, a real estate and utilities conglomerate, also detracted from the Fund's performance due to a government policy against speculation in the property sector, which caused a cooling of prices. The stock was also hurt by a contraction in transaction volume in China's southern regions.

                                                                                                              Clay Finlay China Fund

                                                                 27

OLD MUTUAL CLAY FINLAY CHINA FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Clay Finlay LLC

Top Ten Holdings
as of July 31, 2008

China Mobile                                                               12.9%
___________________________________________________________________________________

Industrial & Commercial
Bank of China, Cl H                                                         9.2%
___________________________________________________________________________________

China Construction Bank, Cl H                                               6.1%
___________________________________________________________________________________

China Petroleum &
Chemical, Cl H                                                              5.4%
___________________________________________________________________________________

China Life Insurance, Cl H                                                  5.3%
___________________________________________________________________________________

PetroChina, Cl H                                                            3.5%
___________________________________________________________________________________

Shanghai Industrial Holdings                                                3.4%
___________________________________________________________________________________

China Communications
Construction, Cl H                                                          3.3%
___________________________________________________________________________________

China Shenhua Energy, Cl H                                                  3.2%
___________________________________________________________________________________

Huabao International Holdings                                               3.1%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           55.4%
___________________________________________________________________________________

Q.   What is the investment outlook for the Chinese market?

A.   Clay Finlay LLC ("Clay Finlay") believes the investment outlook will be challenging in the short term and it remains cautious, although it notes that value is starting to emerge as markets have fallen significantly from their peak. Clay Finlay believes the steep fall in Chinese equity markets from their peak in the autumn of 2007, and the fact that China's economic growth is not expected to collapse, but to slow to some 9-10% this year, and 8-9% next year, should be considered in evaluating the outlook for the Chinese market. Although Clay Finlay sees inflation remaining relatively high, Clay Finlay anticipates that the
     Chinese economic policy will become clearer in the second half of 2008 and that decision makers will give more priority to safeguarding growth, rather than further tightening. Clay Finlay also notes that several Chinese banks just announced first half 2008 earnings that were more than double expectations.

Clay Finlay China Fund

                                                                 28

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2008
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                                                                              Inception     1 Year     Inception
                                                                                                Date        Return      to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                                              12/30/05    (18.86)%      27.30%
Class A without load                                                                           12/30/05    (13.91)%      30.25%
Class C with load                                                                              12/30/05    (15.18)%      29.40%
Class C without load                                                                           12/30/05    (14.49)%      29.40%
Class Z                                                                                        12/30/05    (13.64)%      30.65%
Institutional Class                                                                            12/30/05    (13.41)%      31.02%
MSCI China Index                                                                               12/30/05     (6.62)%      37.84%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the supplement dated February 4, 2008 to the prospectus dated November 19, 2007) are 2.42% and 1.95%;
3.33% and 2.70%; 5.59% and 1.70%; 1.75% and 1.40%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

        Instutition  MSCI China
  Class A  Class C  Class Z  Class  Index
 12/30/05   9,425   10,000   10,000   10,000   10,000
  7/31/06  12,469   13,180   13,250   13,270   12,699
  7/31/07  21,673   22,758   23,103   23,211   24,537
  7/31/08  18,657   19,461   19,950   20,099   22,912

Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents    0.2%
Foreign Common Stock  99.8%

                                                                 29

OLD MUTUAL CLAY FINLAY CHINA FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                                    Shares   Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 95.5%                                                       Computers-Other - 2.5%
Advertising Sales - 2.3%                                                   Ju Teng International Holdings*            2,146,000   $     1,068
Focus Media Holding ADR*                       33,100  $        983                                                               ______________
                                                       ______________
                                                                           Total Computers-Other                                        1,068
Total Advertising Sales                                         983        _____________________________________________________________________
_____________________________________________________________________
                                                                           Diversified Operations - 6.0%
Athletic Footwear - 1.6%                                                   Jardine Matheson Holdings                     37,600         1,184
Li Ning                                       274,500           666        Shanghai Industrial Holdings                 483,000         1,371
                                                       ______________                                                             ______________

Total Athletic Footwear                                         666        Total Diversified Operations                                 2,555
_____________________________________________________________________      _____________________________________________________________________

Auto-Cars/Light Trucks - 0.9%                                              Electric-Generation - 2.6%
Denway Motors                               1,076,000           381        China Resources Power Holdings               318,000           705
                                                       ______________      Huaneng Power International, Cl H            550,000           387
                                                                                                                                  ______________
Total Auto-Cars/Light Trucks                                    381
_____________________________________________________________________      Total Electric-Generation                                    1,092
                                                                           _____________________________________________________________________
Auto-Medium & Heavy Duty Trucks - 0.6%
Sinotruk Hong Kong                            231,500           242        Feminine Health Care Products - 2.9%
                                                       ______________      Hengan International Group                   412,000         1,246
                                                                                                                                  ______________
Total Auto-Medium & Heavy Duty Trucks                           242
_____________________________________________________________________      Total Feminine Health Care Products                          1,246
                                                                           _____________________________________________________________________
Building & Construction-Miscellaneous - 4.1%
China Communications Construction, Cl H       712,000         1,327        Life/Health Insurance - 5.1%
China State Construction                                                   China Life Insurance, Cl H                   572,000         2,154
   International Holdings                   1,604,000           398                                                               ______________
                                                       ______________
                                                                           Total Life/Health Insurance                                  2,154
Total Building & Construction-Miscellaneous                   1,725        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-Drugs - 1.0%
Building Products-Cement/Aggregate - 2.4%                                  China Pharmaceutical Group                   920,000           415
Anhui Conch Cement, Cl H*                     174,000         1,015                                                               ______________
                                                       ______________
                                                                           Total Medical-Drugs                                            415
Total Building Products-Cement/Aggregate                      1,015        _____________________________________________________________________
_____________________________________________________________________
                                                                           Multi-line Insurance - 1.1%
Cellular Telecommunications - 13.7%                                        Ping An Insurance Group, Cl H                 67,500           465
China Mobile                                  391,500         5,231                                                               ______________
China Unicom                                  282,000           579
                                                       ______________      Total Multi-line Insurance                                     465
                                                                           _____________________________________________________________________
Total Cellular Telecommunications                             5,810
_____________________________________________________________________      Oil Companies-Exploration & Production - 2.4%
                                                                           CNOOC                                        692,000         1,021
Chemicals-Specialty - 3.0%                                                                                                        ______________
Huabao International Holdings               1,600,000         1,280
                                                       ______________      Total Oil Companies-Exploration & Production                 1,021
                                                                           _____________________________________________________________________
Total Chemicals-Specialty                                     1,280
_____________________________________________________________________      Oil Companies-Integrated - 8.5%
                                                                           China Petroleum & Chemical, Cl H           2,116,000         2,210
Coal - 4.1%                                                                PetroChina, Cl H                           1,058,000         1,409
China Shenhua Energy, Cl H                    348,500         1,286                                                               ______________
Yanzhou Coal Mining, Cl H                     260,000           469
                                                       ______________      Total Oil Companies-Integrated                               3,619
                                                                           _____________________________________________________________________
Total Coal                                                    1,755
_____________________________________________________________________      Public Thoroughfares - 0.7%
                                                                           Jiangsu Express, Cl H                        380,000           320
Commercial Banks Non-US - 16.2%                                                                                                   ______________
Bank of China, Cl H                         1,495,000           679
China Construction Bank, Cl H               2,834,000         2,471        Total Public Thoroughfares                                     320
Industrial & Commercial Bank of China, Cl H 4,990,000         3,732        _____________________________________________________________________
                                                       ______________
                                                                           Real Estate Operation/Development - 5.4%
Total Commercial Banks Non-US                                 6,882        Agile Property Holdings                      446,000           415
_____________________________________________________________________      Cheung Kong Holdings                          31,000           434
                                                                           China Everbright International             3,745,000         1,036
                                                                           Hang Lung Properties                         133,000           418
                                                                                                                                  ______________

                                                                           Total Real Estate Operation/Development                      2,303
                                                                           _____________________________________________________________________

                                                                 30
_____________________________________________________________________

Description                                   Shares    Value (000)
_____________________________________________________________________

Retail-Consumer Electronics - 0.8%
GOME Electrical Appliances Holdings          844,000   $        354
                                                       ______________

Total Retail-Consumer Electronics                               354
_____________________________________________________________________

Retail-Hypermarkets - 0.6%
Wumart Stores, Cl H                          250,000            237
                                                       ______________

Total Retail-Hypermarkets                                       237
_____________________________________________________________________

Retail-Major Department Store - 0.4%
Parkson Retail Group                         140,000            192
                                                       ______________

Total Retail-Major Department Store                             192
_____________________________________________________________________

Retail-Perfume & Cosmetics - 1.8%
SA SA International Holdings               1,718,000            764
                                                       ______________

Total Retail-Perfume & Cosmetics                                764
_____________________________________________________________________

Retail-Regional Department Store - 0.8%
Golden Eagle Retail Group                    407,000            344
                                                       ______________

Total Retail-Regional Department Store                          344
_____________________________________________________________________

Retail-Restaurants - 1.0%
Cafe de Coral Holdings                       232,000            439
                                                       ______________

Total Retail-Restaurants                                        439
_____________________________________________________________________

Telecommunications Services - 1.4%
China Telecom, Cl H                        1,108,000            604
                                                       ______________

Total Telecommunications Services                               604
_____________________________________________________________________

Transport-Marine - 1.6%
China Shipping Development, Cl H             218,000            661
                                                       ______________

Total Transport-Marine                                          661
                                                       ______________

Total Common Stock (Cost $37,244)                            40,592
_____________________________________________________________________

Money Market Fund - 0.2%
Dreyfus Cash Management Fund,
   Institutional Class, 2.535% (A)            67,793             68
                                                       ______________

Total Money Market Fund (Cost $68)                               68
_____________________________________________________________________

Total Investments - 95.7% (Cost $37,312)                     40,660
_____________________________________________________________________

Other Assets and Liabilities, Net - 4.3%                      1,822
_____________________________________________________________________

Total Net Assets - 100.0%                              $     42,482
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 61.

The accompanying notes are an integral part of the financial statements.

                                                                 31
OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Clay Finlay LLC

Performance Highlights

o    The Old Mutual Clay Finlay Emerging Markets Fund (the "Fund") underperformed its benchmark, the MSCI Emerging Markets Index
     (the "Index") for the year ended July 31, 2008. The Fund's Class A shares posted a (7.69)% return at net asset value during the year while the Index posted a return of (4.36)%.

o    The Fund performed well in the telecommunications services, materials and energy sectors and underperformed in the utilities, information technology and consumer discretionary sectors.

o    Individual stocks that contributed positively to the Fund's performance included Petroleo Brasileiro, Orascom Construction and NovaTek OAO.

o    Ayala (no longer a Fund holding), Sberbank and Samsung Electronics (no longer a Fund holding) detracted from the Fund's performance during the year.

Q.   How did the Fund perform relative to its benchmark?

A.   The Old Mutual Clay Finlay Emerging Markets Fund (the "Fund") underperformed its benchmark, the MSCI Emerging Markets Index
     (the "Index") for the year ended July 31, 2008. The Fund's Class A shares posted a (7.69)% return at net asset value during the year, while the Index posted a return of (4.36)%. Performance for all share classes can be found on page 34.

Q.   What investment environment did the Fund face during the past year?

A.   The investment environment was volatile during the year, as the sub-prime financial crisis unfolded around the globe.
     Inflation rose worldwide, driven by high oil, materials and food prices. Emerging markets experienced a slight recovery from a mid-August correction after the U.S. Federal Reserve Board began easing interest rates. The recovery was supported by liquidity inflows and the belief that emerging markets could "decouple" from weakness in the developed world. However, worries about global growth mounted, and emerging markets entered bear-market territory. Political risk is an ever present part of investing in emerging markets and the current environment is no exception, as Thailand is dealing with increasing chatter of a possible coup, Turkey's ruling government is facing a constitutional challenge to its existence, and M.B. Lee is dealing with growing popular unrest in Korea.

Q.   Which market factors influenced the Fund's relative performance?

A.   Despite slowing economic growth, strength in energy and commodity prices favorably impacted the Fund. On the other hand, the
     Fund's exposure to smaller capitalization stocks, especially in the consumer discretionary and information technology sectors, contributed negatively to performance, as investors gravitated towards more liquid large-cap stocks.

Q.   How did portfolio composition affect Fund performance?

A.   Sectors that contributed strongly to the Fund's absolute performance were telecommunications services, materials and energy.
     On the contrary, utilities, information technology and consumer discretionary sectors were detractors from the Fund's absolute performance.

     Petroleo Brasileiro, Orascom Construction and NovaTek OAO were among the top contributors for the year, while Ayala (no longer a Fund holding), Sberbank and Samsung Electronics (no longer a Fund holding) were among the top detractors. Petroleo
     Brasileiro, a Brazilian oil producer, had its largest offshore oil find over the past 30 years. This, along with underlying strength in oil prices, drove the outperformance of the stock. Orascom Construction's strength came as it transformed itself from a cement company with a Middle Eastern construction business to a higher growth fertilizer and construction company.
     NovaTek OAO, an oil company, benefited from the strength in oil prices, a reduction in Russian mineral extraction taxes and a positive outlook with regards to production growth. Ayala, a Philippines real estate and financial services conglomerate, detracted from Fund performance, as it experienced a decline in property sales and weaker consumer spending. Also detracting from the Fund's performance was Sberbank, a Russian bank. Rising costs due to expansion held the shares back as well as sympathy for the western financial institutions. Lastly, the South Korean electronics company, Samsung Electronics, was hurt by excess supply in the DRAM (dynamic random access memory) market as well as expectations of slowing demand for LCD (liquid crystal display) panels, thus affecting the stock's performance.

Clay Finlay Emerging Markets Fund

                                                                 32

Top Ten Holdings
as of July 31, 2008

Petroleo Brasileiro ADR                                                     5.9%
___________________________________________________________________________________

Cia Vale do Rio Doce ADR                                                    3.5%
___________________________________________________________________________________

Industrial & Commercial Bank
of China, Cl H                                                              3.4%
___________________________________________________________________________________

China Mobile                                                                3.2%
___________________________________________________________________________________

POSCO                                                                       3.0%
___________________________________________________________________________________

Gazprom ADR                                                                 2.9%
___________________________________________________________________________________

Bharti Airtel                                                               2.7%
___________________________________________________________________________________

NovaTek OAO GDR                                                             2.5%
___________________________________________________________________________________

Murray & Roberts Holdings                                                   2.4%
___________________________________________________________________________________

Israel Chemicals                                                            2.3%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           31.8%
___________________________________________________________________________________

     From a country perspective, Brazil contributed positively to the Fund's performance due to strong economic growth combined with a rally in commodities. Egypt contributed positively to the Fund's performance due in part to the Fund's holding in Orascom
     Construction. Strength in Middle Eastern infrastructure led to record orders in its construction business. Israel also contributed to the Fund's performance, as Israel Chemicals outperformed significantly due to increasing potash prices. The
     Philippines detracted from the Fund's performance as an increase in interest rates, driven by rising inflation, hit the
     Philippines equity market. Also detracting from the Fund's performance was South Korea, whose economy was hit by rising commodity and oil prices and weakening consumer sentiment. Lastly, Taiwan detracted from the performance of the Fund due to poor stock selection primarily in technology stocks.

Q.   What is the investment outlook for emerging-market stocks?

A.   Clay Finlay LLC ("Clay Finlay") has a cautious view on global markets at this juncture, as it believes inflationary pressures will lead central banks to remain vigilant about rates. While Clay Finlay expects growth to slow, it believes deceleration in emerging market economies will still result in strong relative growth compared to developed markets. Given the recent pullback in emerging markets in June, Clay Finlay believes valuations are once again at attractive levels, noting that the key will be to see how markets react to economic deceleration. Clay Finlay notes that it will continue to focus on stocks that can deliver growth in an uncertain economic environment, primarily in energy and materials, with select stocks in Korea,
     Brazil, Russia, and the information technology sector. One key investment call to date has been its underweight in financials.
     At some point, Clay Finlay believes investors will find that enough negative news is priced into financials and they may return to the sector. Clay Finlay notes that it is hesitant to call the bottom in these stocks, instead preferring to wait for positive data points indicating that a recovery is real.

                                                                                                   Clay Finlay Emerging Markets Fund

                                                                 33

OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2008
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                                                                              Inception     1 Year     Inception
                                                                                                Date        Return      to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                                              12/30/05    (12.99)%     14.35%
Class A without load                                                                           12/30/05     (7.69)%     17.00%
Class C with load                                                                              12/30/05     (9.38)%     16.14%
Class C without load                                                                           12/30/05     (8.48)%     16.14%
Class Z                                                                                        12/30/05     (7.52)%     17.27%
Institutional Class                                                                            12/30/05     (6.96)%     17.90%
MSCI Emerging Markets Index                                                                    12/30/05     (4.36)%     18.91%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the supplement dated February 4, 2008 to the prospectus dated November 19, 2007) are 3.08% and 2.00%;
6.57% and 2.75%; 12.56% and 1.75%; 2.13% and 1.25%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

        Instutition  MSCI Emerging
  Class A  Class C  Class Z  Class  Markets Index
 12/30/05   9,425   10,000   10,000   10,000   10,000
  7/31/06  10,443   11,040   11,100   11,130   10,869
  7/31/07  15,317   16,085   16,321   16,449   16,356
  7/31/08  14,139   14,731   15,093   15,315   15,643

Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock    35.4%
Foreign Common Stock   58.8%
Foreign Preferred Stock   1.8%
Warrants     4.0%

                                                                 34

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 34.9%                                                       Semiconductor Components-Integrated Circuits - 2.8%
Beverages-Non-alcoholic - 1.9%                                             Powertech Technology GDR                      43,770   $        251
Coca-Cola Femsa SAB de CV ADR                  8,180   $        464        Taiwan Semiconductor Manufacturing ADR        45,226            430
                                                       ______________                                                             ______________

Total Beverages-Non-alcoholic                                   464        Total Semiconductor Components-Integrated Circuits              681
_____________________________________________________________________      _____________________________________________________________________

Brewery - 2.3%                                                             Steel Pipe & Tube - 0.7%
Cia Cervecerias Unidas ADR                    11,870            379        Tenaris ADR                                    2,900            175
Cia de Bebidas das Americas ADR                3,100            184                                                               ______________
                                                       ______________
                                                                           Total Steel Pipe & Tube                                         175
Total Brewery                                                   563        _____________________________________________________________________
_____________________________________________________________________
                                                                           Steel-Producers - 1.6%
Building & Construction-Miscellaneous - 2.1%                               Severstal GDR                                 20,150            381
Orascom Construction GDR                       3,545            514                                                               ______________
                                                       ______________
                                                                           Total Steel-Producers                                           381
Total Building & Construction-Miscellaneous                     514                                                               ______________
_____________________________________________________________________
                                                                           Total Common Stock (Cost $8,284)                              8,563
Cellular Telecommunications - 3.3%                                         _____________________________________________________________________
America Movil, Ser L ADR                       8,320            420
Vimpel-Communications ADR                     15,325            387        Foreign Common Stock - 57.9%
                                                       ______________      Brazil - 5.5%
                                                                           Banco do Brasil                               25,600            414
Total Cellular Telecommunications                               807        Localiza Rent A Car                           25,500            300
_____________________________________________________________________      Lojas Renner                                  13,700            268
                                                                           Tractebel Energia                             23,600            356
Diversified Minerals - 3.5%                                                                                                       ______________
Cia Vale do Rio Doce ADR                      28,400            853
                                                       ______________      Total Brazil                                                  1,338
                                                                           _____________________________________________________________________
Total Diversified Minerals                                      853
_____________________________________________________________________      China - 7.5%
                                                                           Anhui Conch Cement, Cl H*                     50,000            292
Food-Dairy Products - 1.5%                                                 China Construction Bank, Cl H                500,000            436
Wimm-Bill-Dann Foods ADR*                      3,757            366        China Life Insurance, Cl H                    78,000            294
                                                       ______________      Industrial & Commercial Bank of
                                                                              China, Cl H                             1,105,000            826
Total Food-Dairy Products                                       366                                                               ______________
_____________________________________________________________________
                                                                           Total China                                                   1,848
Food-Retail - 1.0%                                                         _____________________________________________________________________
X5 Retail Group GDR*                           8,450            253
                                                       ______________      Hong Kong - 10.9%
                                                                           China Everbright International               862,000            238
Total Food-Retail                                               253        China Mobile                                  57,500            768
_____________________________________________________________________      China Overseas Land & Investment             216,000            383
                                                                           China Resources Power Holdings               124,000            275
Medical-Generic Drugs - 1.9%                                               CNOOC                                        318,000            469
Teva Pharmaceutical Industries ADR            10,560            473        Hengan International Group                    82,000            248
                                                       ______________      Kingdee International Software               426,000             97
                                                                           Shanghai Industrial Holdings                  72,000            204
Total Medical-Generic Drugs                                     473                                                               ______________
_____________________________________________________________________
                                                                           Total Hong Kong                                               2,682
Oil Companies-Exploration & Production - 2.9%                              _____________________________________________________________________
Gazprom ADR                                   14,750            706
NovaTek OAO GDR                                  230             18        Indonesia - 1.5%
                                                       ______________      Bumi Resources Tbk PT                        487,000            357
                                                                                                                                  ______________
Total Oil Companies-Exploration & Production                    724
_____________________________________________________________________      Total Indonesia                                                 357
                                                                           _____________________________________________________________________
Oil Companies-Integrated - 7.7%
Lukoil ADR                                     5,500            457        Israel - 2.3%
Petroleo Brasileiro ADR                       25,580          1,430        Israel Chemicals                              30,200            559
                                                       ______________                                                             ______________

Total Oil Companies-Integrated                                1,887        Total Israel                                                    559
_____________________________________________________________________      _____________________________________________________________________

Oil Refining & Marketing - 1.7%
Reliance Industries GDR, 144A                  4,120            422
                                                       ______________

Total Oil Refining & Marketing                                  422
_____________________________________________________________________

                                                                 35

OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Luxembourg - 1.0%                                                          United Kingdom - 1.6%
Millicom International Cellular                3,160   $        244        Eurasian Natural Resources*                   18,600   $        386
                                                       ______________                                                             ______________

Total Luxembourg                                                244        Total United Kingdom                                            386
_____________________________________________________________________                                                             ______________

Malaysia - 1.5%                                                            Total Foreign Common Stock (Cost $14,634)                    14,202
Sime Darby Berhad                            155,000            374        _____________________________________________________________________
                                                       ______________
                                                                           Foreign Preferred Stock - 1.8%
Total Malaysia                                                  374        Brazil - 1.8%
_____________________________________________________________________      Usinas Siderurgicas de Minas Gerais, Cl A     10,250            444
                                                                                                                                  ______________
Russia - 3.4%
NovaTek OAO GDR                                7,820            598        Total Brazil                                                    444
Sberbank                                      81,000            238                                                               ______________
                                                       ______________
                                                                           Total Foreign Preferred Stock (Cost $392)                       444
Total Russia                                                    836        _____________________________________________________________________
_____________________________________________________________________
                                                                           Rights - 0.0%
South Africa - 6.8%                                                        Farglory Land Development* (B)                 1,020              -
Anglo Platinum                                 2,584            337                                                               ______________
MTN Group                                     23,060            395
Murray & Roberts Holdings                     44,000            571        Total Rights (Cost $0)                                            -
Naspers, Cl N                                 15,330            372        _____________________________________________________________________
                                                       ______________
                                                                           Warrants - 3.9%
Total South Africa                                            1,675        Bharti Airtel,
_____________________________________________________________________         expires 06/15/09*                          35,200            660
                                                                           Chinatrust Financial Holding, 144A
South Korea - 10.2%                                                           expires 10/07/08*                         417,000            304
Hyundai Motor                                  4,811            337                                                               ______________
Kookmin Bank                                   4,950            281
NHN*                                           2,370            389        Total Warrants (Cost $1,096)                                    964
POSCO                                          1,340            713        _____________________________________________________________________
Samsung Electronics                              630            348
Samsung Heavy Industries                      11,350            432        Total Investments - 98.5% (Cost $24,406)                     24,173
                                                       ______________      _____________________________________________________________________

Total South Korea                                             2,500        Other Assets and Liabilities, Net - 1.5%                        377
_____________________________________________________________________      _____________________________________________________________________

Taiwan - 3.7%                                                              Total Net Assets - 100.0%                              $     24,550
Alpha Networks                                     1              -        _____________________________________________________________________
Far Eastern Textile                          286,000            364
Farglory Land Development                     81,000            207        For descriptions of abbreviations and footnotes, please refer to
HTC                                           12,600            198        page 61.
Powertech Technology                          50,380            143
                                                       ______________

Total Taiwan                                                    912
_____________________________________________________________________

Thailand - 2.0%
CP ALL                                       835,300            243
Kasikornbank                                 125,700            248
                                                       ______________

Total Thailand                                                  491
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 36

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Copper Rock Capital Partners, LLC

Performance Highlights

o    The Old Mutual Copper Rock Emerging Growth Fund (the "Fund") underperformed its benchmark, the Russell 2500® Growth Index
     (the "Index") for the year ended July 31, 2008. The Fund's Class A shares posted a (16.08)% return at net asset value during the year, while the Index posted a return of (5.56)%.

o    The Fund benefited from stock selection within the consumer discretionary, utilities and consumer staples sectors. On the downside, however, the market volatility and panic selling that marked much of the first quarter of 2008, impacted stock selection in the information technology, industrials and financial services sectors during the year.

o    At the individual stock level, Priceline.com (no longer a Fund holding), FTI Consulting and Activision Blizzard contributed positively to the Fund's performance.

o    Anadigics (no longer a Fund holding), MF Global (no longer a Fund holding) and eHealth (no longer a Fund holding) detracted from the Fund's performance during the year.

Q.   How did the Fund perform relative to its benchmark?

A.   The Old Mutual Copper Rock Emerging Growth Fund (the "Fund") underperformed its benchmark, the Russell 2500® Growth Index
     (the "Index") for the year ended July 31, 2008. The Fund's Class A shares posted a (16.08)% return at net asset value during the year, while the Index posted a return of (5.56)%. Performance for all share classes can be found on page 39.

Q.   What investment environment did the Fund face during the past year?

A.   The investment environment over the past year was marked by extreme volatility which first surfaced in the third quarter of
     2007 and then erupted in the beginning of 2008. While the fourth quarter of 2007 marked the fifth quarter in a row that growth outperformed value in the Russell indices, it was short lived.

     The first quarter of 2008 was a very tough quarter for active small cap growth managers. Panic made its way through the equity markets in the first quarter due to concerns about the U.S. economy and the credit crunch, which were started by problems in the sub prime sector. This caused a major downturn in stock prices, regardless of individual company fundamentals.

     The extreme volatility that marked the first quarter of 2008 simmered a bit, but the continuation of higher commodity prices and a financial sector in crisis, culminated in a rocky second quarter for investors. After the market neared its low in March of 2008, stocks with solid fundamentals were rewarded throughout the month of April. While approximately 38% of small cap companies beat their estimates during the first quarter reporting season, a signal that widespread panic was dissipating, nearly 28% of companies in the Index still disappointed. Throughout the quarter, surging oil prices at more than $140 per barrel and rising food and metal prices helped to drive commodities indexes higher. At the same time, the credit crisis that led to the downfall of a major U.S. banking firm during the first quarter spread to other investment banks in the U.S. and overseas, causing further deterioration in the financials sector.

Q.   Which market factors influenced the Fund's relative performance?

A.   The slowing economy presented a challenge for active, small cap managers as the risk of inflation globally weighed heavily on small cap valuations as companies with long term earnings growth rates of greater than 20% continued to underperform slower growing companies in the Index by more than 14% year to date. Copper Rock Capital Partners, LLC ("Copper Rock") notes that the short-term outperformance in financials hurt the Fund as it had no exposure to banks.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund benefited from stock selection within the consumer discretionary, utilities and consumer staples sectors. On the downside, however, the market volatility and panic selling that marked much of the first quarter of 2008, impacted stock selection in the information technology, industrials and financial services sectors during the year.

     Priceline.com (no longer a Fund holding), FTI Consulting and Activision Blizzard were among the best performing stock holdings for the Fund relative to the Index, while Anadigics (no longer a Fund holding), MF Global (no longer a Fund holding) and
     eHealth (no longer a Fund holding) were among the top detractors relative to the Index. Priceline.com, an online U.S. and
     European travel company, benefited from European demand to connect travelers with a myriad of hotels. Global consulting services firm, FTI Consulting, had record revenue and profits. Activision Blizzard, a publisher of entertainment software products, added to the Fund's performance by

                                                                                                    Copper Rock Emerging Growth Fund

                                                                 37

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Copper Rock Capital Partners, LLC

Top Ten Holdings
as of July 31, 2008

iShares Russell 2000
Growth Index Fund                                                           4.5%
___________________________________________________________________________________

Psychiatric Solutions                                                       3.7%
___________________________________________________________________________________

Activision Blizzard                                                         3.4%
___________________________________________________________________________________

Quanta Services                                                             3.0%
___________________________________________________________________________________

FTI Consulting                                                              2.8%
___________________________________________________________________________________

Genesee & Wyoming, Cl A                                                     2.0%
___________________________________________________________________________________

Scientific Games, Cl A                                                      2.0%
___________________________________________________________________________________

Ansys                                                                       1.8%
___________________________________________________________________________________

Ametek                                                                      1.8%
___________________________________________________________________________________

United Therapeutics                                                         1.6%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           26.6%
___________________________________________________________________________________

     participating in the extended videogame cycle. Anadigics, a semiconductor company in the cable television and wireless communications markets, detracted from returns due to a disappointing outlook on future profits due to weakening demand for handsets. Also detracting from Fund performance was MF Global, a futures brokerage firm which went down on news that its risk management systems collapsed due to trading activity by a rogue trader. Lastly, eHealth, a company that sells health insurance online, detracted from Fund performance due to decelerated growth in applications.

Q.   What is the investment outlook for the small-cap growth market?

A.   Copper Rock believes extreme volatility and market panic is still very much in place as we enter the second half of 2008.
     Copper Rock believes the small cap market continues to face considerable headwinds that affect the broad stock market and U. S.
     economy. Copper Rock will closely monitor companies with significant foreign exposure in the second half of 2008 as the potential for slowing demand in Europe and potentially throughout Asia and other emerging markets becomes more evident. In addition, as a higher inflationary environment puts added pressure on valuations, Copper Rock remains focused on owning companies whose earnings growth and margin expansion will drive stock price performance.

     In addition, Copper Rock notes that traditional growth sectors like healthcare and technology have not performed well in this current market environment. However, Copper Rock believes these sectors tend to be driven by innovative, niche products which in the long term should contribute to earnings growth. In addition, Copper Rock will continue to find new ideas in non traditional growth sectors which have helped performance in 2008, in areas such as materials and certain industrials, such as railroads and transportation. With the upcoming presidential election, Copper Rock remains very selective in the healthcare sector as the change in leadership could present uncertainty around legislation across all health care industries. Copper Rock has reduced the overweight position in technology and energy in the third quarter of 2008. Copper Rock will continue to look for good opportunities in business services and education services, while maintaining a relative underweight position in retail and restaurants. During these turbulent times, Copper Rock is adhering to its investment process. Copper Rock remains highly confident that when normalcy returns to the markets and strong fundamentals are rewarded, the Fund will be as well.

Copper Rock Emerging Growth Fund

                                                                 38

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2008
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                                                                              Inception     1 Year     Inception
                                                                                                Date*       Return      to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                                              07/29/05    (20.92)%      0.67%
Class A without load                                                                           07/29/05    (16.08)%      2.68%
Class C with load                                                                              07/29/05    (17.44)%      1.90%
Class C without load                                                                           07/29/05    (16.67)%      1.90%
Class Z                                                                                        12/09/05    (15.90)%      1.60%
Institutional Class                                                                            07/29/05    (15.69)%      3.12%
Russell 2000® Growth Index (1)                                                                 07/29/05     (3.76)%      4.50%
Russell 2500® Growth Index (1)                                                                 07/29/05     (5.56)%     15.91%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the supplement dated February 4, 2008 to the prospectus dated November 19, 2007) are 1.86% and 1.68%;
7.43% and 2.43%; 12.39% and 1.43%; 1.22% and 1.22%, respectively.

* The inception date of each share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date the share classes were available for sale to shareholders was 08/01/05 for Class A, Class C and Institutional
  Class, and 12/16/05 for Class Z.

(1) The Fund has changed its performance benchmark from the Russell 2000® Growth Index to the Russell 2500® Growth Index as the
    Russell 2500® Growth Index better reflects the Fund's investment strategy.

Fund Performance
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

      Instutitional  Russell 2000® Russell 2500®
  Class A  Class C  Class  Growth Index Growth Index
07/29/05   9,425   10,000   10,000   10,000   10,000
07/31/06   9,915   10,430   10,560   10,153   10,238
07/31/07  12,158   12,700   13,010   11,862   12,274
07/31/08  10,204   10,583   10,968   11,416   11,591

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and
Institutional shares on the inception date of 7/29/05 to an investment made in unmanaged securities indexes on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents   4.1%
Common Stock   90.4%
Investment Company   5.5%

                                                                 39

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 88.6%                                                       Decision Support Software - 0.6%
Aerospace/Defense - 1.3%                                                   MSCI, Cl A*                                   11,755   $        350
Teledyne Technologies*                        12,705   $        799                                                               ______________
                                                       ______________
                                                                           Total Decision Support Software                                 350
Total Aerospace/Defense                                         799        _____________________________________________________________________
_____________________________________________________________________
                                                                           Diagnostic Kits - 0.6%
Agricultural Chemicals - 0.8%                                              Qiagen*                                       21,490            404
Intrepid Potash*                               8,914            493                                                               ______________
                                                       ______________
                                                                           Total Diagnostic Kits                                           404
Total Agricultural Chemicals                                    493        _____________________________________________________________________
_____________________________________________________________________
                                                                           Distribution/Wholesale - 0.6%
Auction House/Art Dealer - 1.2%                                            Fossil*                                       14,222            381
Ritchie Bros Auctioneers                      28,869            754                                                               ______________
                                                       ______________
                                                                           Total Distribution/Wholesale                                    381
Total Auction House/Art Dealer                                  754        _____________________________________________________________________
_____________________________________________________________________
                                                                           Diversified Manufacturing Operations - 1.2%
Auto/Truck Parts & Equipment-Original - 1.3%                               Harsco                                        13,824            748
Titan International                           16,927            782                                                               ______________
                                                       ______________
                                                                           Total Diversified Manufacturing Operations                      748
Total Auto/Truck Parts & Equipment-Original                     782        _____________________________________________________________________
_____________________________________________________________________
                                                                           Educational Software - 1.2%
Batteries/Battery Systems - 1.0%                                           SkillSoft ADR*                                75,480            774
EnerSys*                                      19,226            620                                                               ______________
                                                       ______________
                                                                           Total Educational Software                                      774
Total Batteries/Battery Systems                                 620        _____________________________________________________________________
_____________________________________________________________________
                                                                           Electric Products-Miscellaneous - 1.8%
Casino Services - 1.9%                                                     Ametek                                        22,805          1,091
Scientific Games, Cl A*                       39,487          1,198                                                               ______________
                                                       ______________
                                                                           Total Electric Products-Miscellaneous                         1,091
Total Casino Services                                         1,198        _____________________________________________________________________
_____________________________________________________________________
                                                                           Electric-Transmission - 0.5%
Coal - 2.0%                                                                ITC Holdings                                   5,658            295
Massey Energy                                  8,388            623                                                               ______________
Walter Industries                              5,786            607
                                                       ______________      Total Electric-Transmission                                     295
                                                                           _____________________________________________________________________
Total Coal                                                    1,230
_____________________________________________________________________      Electronic Components-Semiconductors - 1.4%
                                                                           Microsemi*                                    33,427            868
Coffee - 0.8%                                                                                                                     ______________
Green Mountain Coffee Roasters*               14,432            524
                                                       ______________      Total Electronic Components-Semiconductors                      868
                                                                           _____________________________________________________________________
Total Coffee                                                    524
_____________________________________________________________________      Electronic Measuring Instruments - 1.2%
                                                                           Flir Systems*                                 18,069            736
Commercial Services - 3.7%                                                                                                        ______________
CoStar Group*                                 10,199            509
Quanta Services*                              59,058          1,824        Total Electronic Measuring Instruments                          736
                                                       ______________      _____________________________________________________________________

Total Commercial Services                                     2,333        Enterprise Software/Services - 1.3%
_____________________________________________________________________      Concur Technologies*                          12,382            510
                                                                           Sybase*                                        9,095            306
Computer Aided Design - 1.8%                                                                                                      ______________
Ansys*                                        23,952          1,099
                                                       ______________      Total Enterprise Software/Services                              816
                                                                           _____________________________________________________________________
Total Computer Aided Design                                   1,099
_____________________________________________________________________      Entertainment Software - 3.3%
                                                                           Activision Blizzard*                          57,976          2,086
Computers-Integrated Systems - 0.3%                                                                                               ______________
Riverbed Technology*                          12,272            196
                                                       ______________      Total Entertainment Software                                  2,086
                                                                           _____________________________________________________________________
Total Computers-Integrated Systems                              196
_____________________________________________________________________      Footwear & Related Apparel - 0.8%
                                                                           Deckers Outdoor*                               4,605            520
Consulting Services - 4.0%                                                                                                        ______________
FTI Consulting*                               24,472          1,741
SAIC*                                         41,081            776        Total Footwear & Related Apparel                                520
                                                       ______________      _____________________________________________________________________

Total Consulting Services                                     2,517        Industrial Automation/Robot - 1.1%
_____________________________________________________________________      Nordson                                       10,133            716
                                                                                                                                  ______________

                                                                           Total Industrial Automation/Robot                               716
                                                                           _____________________________________________________________________
                                                                 40

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Investment Management/Advisory Services - 1.3%                             Oil & Gas Drilling - 1.3%
Affiliated Managers Group*                     9,720   $        840        Hercules Offshore*                            12,035   $        301
                                                       ______________      Patterson-UTI Energy                          16,685            474
                                                                                                                                  ______________
Total Investment Management/Advisory Services                   840
_____________________________________________________________________      Total Oil & Gas Drilling                                        775
                                                                           _____________________________________________________________________
Machinery-Construction & Mining - 1.5%
Bucyrus International                         12,951            907        Oil Companies-Exploration & Production - 5.1%
                                                       ______________      Arena Resources*                               8,787            359
                                                                           BPZ Resources*                                15,341            277
Total Machinery-Construction & Mining                           907        Carrizo Oil & Gas*                             9,910            499
_____________________________________________________________________      GMX Resources*                                 7,651            449
                                                                           Parallel Petroleum*                           31,724            520
Machinery-General Industry - 1.4%                                          Penn Virginia                                  7,189            437
Wabtec                                        16,225            900        Rex Energy*                                   16,473            328
                                                       ______________      SandRidge Energy*                              5,914            289
                                                                                                                                  ______________
Total Machinery-General Industry                                900
_____________________________________________________________________      Total Oil Companies-Exploration & Production                  3,158
                                                                           _____________________________________________________________________
Machinery-Pumps - 1.3%
Flowserve                                      6,283            838        Oil Field Machinery & Equipment - 1.4%
                                                       ______________      Dril-Quip*                                     6,018            326
                                                                           T-3 Energy Services*                           8,211            563
Total Machinery-Pumps                                           838                                                               ______________
_____________________________________________________________________
                                                                           Total Oil Field Machinery & Equipment                           889
Marine Services - 0.5%                                                     _____________________________________________________________________
Aegean Marine Petroleum Network                9,269            336
                                                       ______________      Oil-Field Services - 0.8%
                                                                           Oceaneering International*                     7,618            462
Total Marine Services                                           336                                                               ______________
_____________________________________________________________________
                                                                           Total Oil-Field Services                                        462
Medical Instruments - 2.4%                                                 _____________________________________________________________________
Conceptus*                                    37,435            639
NuVasive*                                     15,709            882        Physical Therapy/Rehabilitation Centers - 3.6%
                                                       ______________      Psychiatric Solutions*                        64,014          2,242
                                                                                                                                  ______________
Total Medical Instruments                                     1,521
_____________________________________________________________________      Total Physical Therapy/Rehabilitation Centers                 2,242
                                                                           _____________________________________________________________________
Medical Labs & Testing Services - 1.3%
Icon ADR*                                      9,960            800        Power Conversion/Supply Equipment - 2.0%
                                                       ______________      Energy Conversion Devices*                    12,876            900
                                                                           Evergreen Solar*                              39,274            367
Total Medical Labs & Testing Services                           800                                                               ______________
_____________________________________________________________________
                                                                           Total Power Conversion/Supply Equipment                       1,267
Medical-Biomedical/Genetic - 2.9%                                          _____________________________________________________________________
Alexion Pharmaceuticals*                       6,363            597
OSI Pharmaceuticals*                          14,342            755        Printing-Commercial - 1.1%
Sequenom*                                     20,671            442        VistaPrint*                                   26,722            689
                                                       ______________                                                             ______________

Total Medical-Biomedical/Genetic                              1,794        Total Printing-Commercial                                       689
_____________________________________________________________________      _____________________________________________________________________

Medical-Drugs - 2.1%                                                       Research & Development - 1.6%
Cephalon*                                     11,419            835        Parexel International*                        33,227            971
Savient Pharmaceuticals*                      18,631            495                                                               ______________
                                                       ______________
                                                                           Total Research & Development                                    971
Total Medical-Drugs                                           1,330        _____________________________________________________________________
_____________________________________________________________________
                                                                           Respiratory Products - 1.2%
Medical-Generic Drugs - 0.9%                                               Resmed*                                       19,710            745
Perrigo                                       16,578            584                                                               ______________
                                                       ______________
                                                                           Total Respiratory Products                                      745
Total Medical-Generic Drugs                                     584        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Apparel/Shoe - 2.9%
Motion Pictures & Services - 1.5%                                          Aeropostale*                                  11,129            359
DreamWorks Animation SKG, Cl A*               32,213            957        Buckle                                         9,468            487
                                                       ______________      Guess ?                                       13,711            434
                                                                           Urban Outfitters*                             15,369            507
Total Motion Pictures & Services                                957                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Apparel/Shoe                                     1,787
Networking Products - 1.0%                                                 _____________________________________________________________________
Atheros Communications*                       19,560            606
                                                       ______________

Total Networking Products                                       606
_____________________________________________________________________

                                                                 41

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Schools - 1.3%                                                             Money Market Fund - 4.1%
Strayer Education                              3,595   $        801        Dreyfus Cash Management Fund,
                                                       ______________           Institutional Class, 2.535% (A)       2,537,230   $      2,537
                                                                                                                                  ______________
Total Schools                                                   801
_____________________________________________________________________      Total Money Market Fund (Cost $2,537)                         2,537
                                                                           _____________________________________________________________________
Semiconductor Components-Integrated Circuits - 1.3%
Marvell Technology Group*                     53,376            789        Total Investments - 98.0% (Cost $56,922)                     61,093
                                                       ______________      _____________________________________________________________________

Total Semiconductor Components-Integrated Circuits              789        Other Assets and Liabilities, Net - 2.0%                      1,228
_____________________________________________________________________      _____________________________________________________________________

Telecommunications Equipment - 0.5%                                        Total Net Assets - 100.0%                              $     62,321
Comverse Technology*                          18,660            280        _____________________________________________________________________
                                                       ______________
                                                                           For descriptions of abbreviations and footnotes, please refer to
Total Telecommunications Equipment                              280        page 61.
_____________________________________________________________________

Therapeutics - 2.6%
BioMarin Pharmaceuticals*                     18,678            608
United Therapeutics*                           8,794            997
                                                       ______________

Total Therapeutics                                            1,605
_____________________________________________________________________

Transactional Software - 0.9%
Solera Holdings*                              19,886            576
                                                       ______________

Total Transactional Software                                    576
_____________________________________________________________________

Transport-Rail - 2.0%
Genesee & Wyoming, Cl A*                      30,893          1,250
                                                       ______________

Total Transport-Rail                                          1,250
_____________________________________________________________________

Transport-Truck - 2.7%
Con-way                                       12,461            630
JB Hunt Transport Services                    11,517            426
Landstar System                               12,201            617
                                                       ______________

Total Transport-Truck                                         1,673
_____________________________________________________________________

Web Hosting/Design - 1.0%
Equinix*                                       7,573            616
                                                       ______________

Total Web Hosting/Design                                        616
_____________________________________________________________________

Wire & Cable Products - 1.5%
Belden                                        24,478            904
                                                       ______________

Total Wire & Cable Products                                     904
                                                       ______________

Total Common Stock (Cost $51,003)                            55,222
_____________________________________________________________________

Investment Company 5.3%

Index Fund-Growth-Small Cap - 5.3%
iShares Russell 2000 Growth Index Fund        35,255          2,727
iShares Russell 2000 Index Fund                8,554            607
                                                       ______________

Total Index Fund-Growth-Small Cap                             3,334
                                                       ______________

Total Investment Company (Cost $3,382)                        3,334
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 42

OLD MUTUAL INTERNATIONAL BOND FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Rogge Global Partners PLC

Performance Highlights

o    Since November 19, 2007, the Old Mutual International Bond Fund (the "Fund") has outperformed its benchmark, the Citigroup
     Non-U.S. Dollar World Government Bond Index (the "Index"). The Fund's Institutional Class shares posted a 5.89% return during the period, while the Index posted a return of 4.67% for the same period.

o    The Fund's long position in the Euro zone proved to be a drag on performance, particularly during the second quarter. Long exposures to Australia and Sweden added value as did an underweight in the U.K.

o    The Fund held an underweight Sterling position throughout the period which added value. An overweight exposure to the
     Australian Dollar versus the Canadian Dollar was an important source of added value, while the overweight positions in the
     Norwegian Krone, Euro, Taiwanese Dollars and Brazilian Real also added value.

o    An overweight to the corporate sector and, in particular, financials, versus an underweight to government debt, added value in
     April and May as the risk environment turned positive.

Q.   How did the Fund perform relative to its benchmark?

A.   Since November 19, 2007, the Old Mutual International Bond Fund (the "Fund") has outperformed its benchmark, the Citigroup
     Non-U.S. Dollar World Government Bond Index (the "Index"). The Fund's Institutional Class shares posted a 5.89% return during the period, while the Index posted a return of 4.67% for the same time period.

Q.   What investment environment did the Fund face during the past period?

A.   In November 2007, the risk environment deteriorated as the banking sector disclosed further significant losses related to structured credit instruments and U.S. economic data showed signs that the slump in the housing market still had further to run. In December 2007, central banks came up with a plan to ease funding constraints in the banking sector. In recognition that the more dovish stance from central banks around the developed world had failed to bring down inter-bank rates, central banks took the unusual step of embarking on coordinated liquidity injections in an effort to restore confidence in the banking sector after the massive write-downs on securities linked to sub-prime mortgages. The announced measures helped to ease pressure in the short-term money markets, although the financial markets remained nervous as the probability of a U.S. recession increased rapidly.

     The New Year began with the fallout from events in 2007 still firmly in the mind of investors. U.S. recession concerns remained, and equity markets plunged globally. The reaction of the Federal Reserve Board (the "Fed") to mounting evidence of a
     U. S. recession in the first quarter of 2008 was pretty emphatic; interest rates were slashed, while the role of unconventional monetary policy instruments was in the ascendancy, with the Fed coming up with ever more creative ways to ease tensions in the credit markets.

     The Fed facilitated the bail-out of Bear Stearns in mid-March, which changed the mood in the financial markets. The risk environment improved, with the markets starting to price out the possibility of further aggressive interest rate cuts from the
     Fed even though there was little evidence that the U.S. growth outlook was improving. With oil prices hitting record highs and commodity prices also on a relentless rise, concerns about inflation replaced growth concerns, sending government bond prices lower in April and May. However, by the end of June sentiment in the financial markets once again turned pessimistic, with equity markets bearing the brunt of this latest bout of risk aversion. Government bond markets staged a quarter-end rally, primarily in the U.S.

Q.   Which market factors influenced the Fund's relative performance?

A.   Rogge Global Partners PLC ("Rogge"), the Fund's sub-adviser, maintained long overall duration in view of their conviction that the global growth outlook remained somewhat fragile, and that ultimately central banks may be reluctant to raise rates.
     While this added value during the first quarter of 2008, inflationary fears underpinned by the relentless rise in commodity prices sent bond markets lower in April and May, therein detracting value over the period.

     The Fund's yield curve exposures were structured to benefit from the steepening in developed markets, as a slowdown in economic activity was anticipated to result in lower expectations for policy rates. While Rogge's curve steepening trades in the U.S.,
     Europe and the U.K. proved fairly effective early in the period, surging commodity prices during the second quarter of 2008 resulted in spiking inflation and hawkish statements of intent from policy makers, resulting in significant yield curve flattening led by shorter maturities. The magnitude of these moves was significant and subtracted value from the portfolio's returns.

                                                                                                             International Bond Fund

                                                                 43

OLD MUTUAL INTERNATIONAL BOND FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Rogge Global Partners PLC

Top Ten Holdings
as of July 31, 2008

Development Bank of Japan,
2.300%, 03/19/26                                                           13.9%
___________________________________________________________________________________

Bundesrepublik Deutschland,
4.750%, 07/04/34                                                            6.2%
___________________________________________________________________________________

Netherlands Government
Bond, 4.500%, 07/15/17                                                      5.0%
___________________________________________________________________________________

Netherlands Government
Bond, 4.000%, 07/15/18                                                      4.8%
___________________________________________________________________________________

Sweden Government Bond,
3.750%, 08/12/17                                                            4.8%
___________________________________________________________________________________

Spain Government Bond,
3.250%, 07/30/10                                                            4.4%
___________________________________________________________________________________

Hellenic Republic Government
Bond, 3.900%, 08/20/11                                                      4.3%
___________________________________________________________________________________

Belgium Government Bond,
5.750%, 09/28/10                                                            4.3%
___________________________________________________________________________________

Italy Buoni Poliennali Del
Tesoro, 5.250%, 08/01/11                                                    4.3%
___________________________________________________________________________________

Portugal Obrigacoes
do Tesouro OT,
5.850%, 05/20/10                                                            4.2%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           56.2%
___________________________________________________________________________________

Q.   How did portfolio composition affect Fund performance?

A.   The Fund's long position in the Euro zone proved to be a drag on performance, particularly during the second quarter. Long exposures to Australia and Sweden added value as did an underweight in the U.K.

     The Fund held an underweight British Pound Sterling position throughout the period which added value. An overweight exposure to the Australian Dollar versus the Canadian Dollar was an important source of added value, while the overweight positions in the
     Norwegian Krone, Euro, Taiwanese Dollars and Brazilian Real also added value.

     An overweight to the corporate sector and, in particular, financials, versus an underweight to government debt, added value in
     April and May as the risk environment turned positive.

Q.   What is the investment outlook?

A.   Rogge believes that along with the U.S., the U.K. remains at the forefront of the current crisis of confidence infecting the markets. The probability that the U.K. goes into recession before year-end has risen dramatically in Rogge's view. The British
     Chamber of Commerce reported that business cash flows were in negative territory and at record lows, showing that tight credit conditions and rising input costs are now hitting British business hard. U.K. house prices are now down nearly 8% from their peak last autumn. However, the house price/earnings ratio is still not far below its all time peak; thus there remains a high probability, in Rogge's view, of further steep house price falls this year and over the medium term. Rogge notes that the Fund currently remains underweight in both British Pounds and Gilts.

     Rogge notes that evidence is also beginning to mount that the Euro economies are sliding into a much weaker growth scenario than previously expected. In July, there was very weak industrial production data from Germany, France and Italy. Rogge believes the fear remains that the European Central Bank, by raising interest rates in July, is precipitating a much sharper economic slowdown than it envisioned. Rogge notes that the Fund currently remains long in Euro duration.

     Rogge also points out that like other parts of the world, Japan is showing the strains of weakening industrial production on the back of weaker global and domestic growth. Rogge points out that the labor market has been softening in recent months and, along with weak wage growth and higher prices for staple goods, the Japanese consumer is once again feeling the strain. Rogge points out that the Japanese government is looking at ways to introduce a fiscal stimulus package. For now, Rogge notes that the Fund remains neutral Japanese bonds on a weighted duration basis and slightly overweight the yen.

International Bond Fund

                                                                 44

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of July 31, 2008
____________________________________________________________________________________________________________________________________

                                                                                                          Inception    Inception
                                                                                                             Date       to Date*
____________________________________________________________________________________________________________________________________

Institutional Class                                                                                        11/19/07      5.89%
Citigroup Non-US Dollar World Government Bond Index                                                        11/19/07      4.67%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

* Not Annualized

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund (as reported in the November 19, 2007 prospectus) are 1.07% and 0.95% respectively. Expenses are based on estimated amounts.

Fund Performance
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

  Instutition  Citigroup Non-US Dollar
  Class  World Government Bond Index
11/19/07  10,000   10,000
 7/31/08  10,589   10,467

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Institutional
Class shares on the inception date of 11/19/07 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents    4.0%
Foreign Bonds     5.3%
Foreign Government Bonds  90.0%
U.S. Treasury Obligations   0.7%

                                                                 45

OLD MUTUAL INTERNATIONAL BOND FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

                                        Face Amount                                                                Face Amount
Description                                (000)        Value (000)        Description                            (000)/Shares     Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Treasury Obligations - 0.7%                                           Foreign Government Bonds - continued
U.S. Treasury Notes                                                        Sweden Government Bond
     4.750%, 08/15/17                      $    150     $       159           3.750%, 08/12/17                    SEK    7,000     $     1,115
                                                        _____________      Sweden Government Bond
                                                                              3.500%, 12/01/15                    SEK    1,400             303
Total U.S. Treasury Obligations (Cost $153)                     159        Sweden Government Bond
_____________________________________________________________________         4.500%, 08/12/15                    SEK    2,900             485
                                                                           United Kingdom Gilt,
Foreign Government Bonds - 89.4%                                              4.250%, 12/07/55                    GBP      230             453
Australia Government Bond                                                                                                          _____________
   5.750%, 05/15/21                    AUD      900             811
Austria Government Bond                                                    Total Foreign Government Bonds (Cost $20,043)                20,865
   5.500%, 01/15/10                    EUR      615             973        _____________________________________________________________________
Belgium Government Bond
   5.750%, 09/28/10                    EUR      625           1,000        Foreign Bonds - 5.3%
Bundesrepublik Deutschland                                                 Citigroup 2.400%, 10/31/25             JPY   10,500              77
   4.750%, 07/04/34                    EUR      920           1,444        Enel SpA 5.625%, 06/21/27              EUR      460             692
Bundesrepublik Deutschland                                                 Nykredit Realkredit
   3.750%, 01/04/15                    EUR      189             286           4.000%, 01/01/09                    DKK    1,500             312
Bundesrepublik Deutschland                                                 Xstrata Canada Financial
   3.500%, 01/04/16                    EUR      400             592           6.250%, 05/27/15                    EUR      100             148
Bundesrepublik Deutschland                                                                                                         _____________
   4.500%, 01/04/13                    EUR      601             944
Development Bank of Japan                                                  Total Foreign Bonds (Cost $1,251)                             1,229
   2.300%, 03/19/26                    JPY  340,000           3,230        _____________________________________________________________________
Development Bank of Japan
   1.750%, 03/17/17                    JPY   30,000             284        Money Market Fund - 4.0%
European Investment Bank                                                   Dreyfus Cash Management Fund,
   4.750%, 08/05/10                    EUR      200             312           Institutional Class, 2.535% (A)          938,692             939
Finland Government Bond                                                                                                            _____________
   2.750%, 09/15/10                    EUR      480             725
French Treasury Note BTAN                                                  Total Money Market Fund (Cost $939)                             939
   2.500%, 07/12/10                    EUR      180             271        _____________________________________________________________________
Hellenic Republic Government Bond
   3.900%, 08/20/11                    EUR      660           1,006        Total Investments - 99.4% (Cost $22,386)                     23,192
Ireland Government Bond                                                    _____________________________________________________________________
   3.250%, 04/18/09                    EUR      280             433
Italy Buoni Poliennali Del Tesoro                                          Other Assets and Liabilities, Net - 0.6%                        147
   5.250%, 08/01/11                    EUR      625             991        _____________________________________________________________________
Netherlands Government Bond
   4.500%, 07/15/17                    EUR      750           1,169        Total Net Assets - 100.0%                               $    23,339
Netherlands Government Bond                                                _____________________________________________________________________
   4.250%, 07/15/13                    EUR       61              95
Netherlands Government Bond
   4.000%, 07/15/18                    EUR      750           1,121
Netherlands Government Bond
   3.750%, 01/15/23                    EUR      500             704
Norway Government Bond
   6.000%, 05/16/11                    NOK      610             122
Portugal Obrigacoes do Tesouro OT
   5.850%, 05/20/10                    EUR      615             981
Spain Government Bond
   3.250%, 07/30/10                    EUR      665           1,015
_____________________________________________________________________

                                                                 46

As of July 31, 2008, the Fund had the following forward foreign currency contracts outstanding:

                                                             Unrealized
                                                            Appreciation
Settlement          Currency              Currency         (Depreciation)
   Date            to Deliver            to Receive            (000)
__________      ________________      _______________      ______________

 9/9/2008       CAD    (464,278)      AUD     494,919             10
 9/9/2008       GBP    (355,969)      AUD     736,785            (14)
 9/9/2008       JPY (32,032,723)      AUD     326,199              8
 9/9/2008       USD    (308,544)      AUD     325,294             (4)
9/17/2008       USD    (339,275)      BRL     600,000             39
 9/9/2008       EUR    (518,114)      CAD     804,294            (21)
 9/9/2008       USD    (612,153)      CAD     619,000             (8)
 9/9/2008       EUR    (112,256)      CHF     180,620             (2)
 9/9/2008       USD    (453,078)      DKK   2,165,488             (1)
 9/9/2008       AUD    (160,504)      EUR      97,194              1
 9/9/2008       DKK  (2,605,407)      EUR     349,288              -
 9/9/2008       GBP    (582,641)      EUR     731,156            (13)
 9/9/2008       JPY (44,313,499)      EUR     275,000             16
 9/9/2008       SEK  (6,002,767)      EUR     643,370             12
 9/9/2008       USD  (3,410,907)      EUR   2,183,501            (13)
 9/9/2008       USD  (1,860,370)      GBP     950,582             18
 9/9/2008       EUR  (4,080,112)      JPY 660,978,140           (208)
 9/9/2008       USD    (192,174)      JPY  20,675,698              -
 9/9/2008       CAD    (283,549)      NOK   1,438,159              3
 9/9/2008       EUR    (423,440)      NOK   3,351,089             (7)
 9/9/2008       USD    (568,665)      NOK   2,888,760             (7)
 9/9/2008       CAD    (243,683)      SEK   1,461,903              3
 9/9/2008       NOK    (880,522)      SEK   1,039,500              -
 9/9/2008       USD    (504,241)      SEK   3,060,541              -
9/17/2008       USD    (290,835)      TWD   8,600,000            (10)
 9/9/2008       AUD  (2,119,550)      USD   2,009,334             25
 9/9/2008       CAD    (433,236)      USD     435,197             12
 9/9/2008       CHF      (3,000)      USD       2,907              -
 9/9/2008       DKK    (158,125)      USD      33,650              1
 9/9/2008       EUR  (1,712,289)      USD   2,647,585            (17)
 9/9/2008       GBP    (231,000)      USD     447,434             (9)
 9/9/2008       JPY (49,649,641)      USD     476,484             15
 9/9/2008       NOK    (769,568)      USD     150,000              -
 9/9/2008       SEK (10,176,930)      USD   1,695,576             18
                                                                ____

                                                                (153)
                                                                ____

For descriptions of abbreviations and footnotes, please refer to page 61.

The accompanying notes are an integral part of the financial statements.

                                                                 47

OLD MUTUAL INTERNATIONAL EQUITY FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Acadian Asset Management LLC and Clay Finlay LLC

Performance Highlights

o    The Old Mutual International Equity Fund (the "Fund") underperformed its benchmark, the MSCI EAFE® Index (the "Index") for the year ended July 31, 2008. The Fund's Class A shares posted a (17.04)% return at net asset value during the year, while the
     Index posted a return of (12.19)%.

o    In terms of regions and countries, Belgium, New Zealand, Switzerland and Spain detracted from Fund performance, while
     Germany, Ireland and Singapore added some value back.

o    At the individual stock level, Australian energy company Santos, U.K. pharmaceutical company AstraZeneca and Danish shipping company Norden were among the top contributors during the year.

o    Belgian bank Dexia, Japanese automobile parts manufacturer Aisin Seiki and BT Group detracted from the Fund's performance during the year.

Q.   How did the Fund perform relative to its benchmark?

A.   The Old Mutual International Equity Fund (the "Fund") underperformed its benchmark, the MSCI EAFE® Index (the "Index") for the year ended July 31, 2008. The Fund's Class A shares posted a (17.04)% return at net asset value during the year, while the
     Index posted a return of (12.19)%. Performance for all share classes can be found on page 50.

Q.   What investment environment did the Fund face during the past year?

A.   For the twelve months ended July 31, 2008, non-U.S. equity markets were highly volatile as investors reacted adversely to a number of developments, such as record commodity prices and other inflationary pressures, weakening conditions in major economies and ongoing tightness in global credit markets.

     European markets recorded losses amid growing concerns that tighter financing conditions, slower growth and higher wage costs will dampen earnings prospects for this year and into 2009. In Germany, sentiment among institutional investors and financial analysts fell sharply and persistent wage pressures threatened to send inflation higher. French business activity appeared to decline markedly, while consumer confidence dropped to a record low. In Italy, a wave of dismal economic data undermined retail sales. U.K. housing data deteriorated further in an environment of higher mortgage rates and tighter credit conditions.

     In the Asia-Pacific region, sentiment among Japanese manufacturers deteriorated on soaring input costs and bleaker prospects for the nation's key trading partners. In both Australia and New Zealand, consumer confidence dropped notably as households cut their spending amid high borrowing costs and rising prices. Hong Kong saw a decline as export growth diminished on falling shipments to the U.S., while early in the year, global investors pulled out from the Hong Kong market in an effort to preserve prior gains.

Q.   Which market factors influenced the Fund's relative performance?

A.   The past year has been extremely adverse for quantitative, value-based approaches. Acadian Asset Management LLC ("Acadian")
     believes this is due to two key elements: market volatility driven by investor uncertainty around the U.S. and the world's macroeconomic outlook, and the continued de-leveraging of hedge funds and proprietary trading desks which has exacerbated volatility and led to short term negative payoffs for otherwise attractive stock attributes such as valuation and momentum.
     Generally, investors have avoided value issues and sought safety in large, liquid stocks perceived to have more assured earnings in an increasingly uncertain global economy.

Q.   How did portfolio composition affect Fund performance?

A.   In terms of regions and countries, the Fund saw value lost from active country weightings. This was largely due to the overweight in Belgium, with its large concentration of banking and finance stocks, as well as the allocation to New Zealand.
     The underweighting in Switzerland and Spain was also detrimental to returns. There was some value added back from the overweighting in Germany, the underweighting in Ireland and the overweighting in Singapore.

     Among the top contributors for the year were Australian energy company Santos, the U.K. pharmaceutical company AstraZeneca, and the Danish shipping company Norden. Santos soared after Malaysia's state oil company agreed to purchase a 40% interest in the energy producer's liquefied natural gas project in northeast Australia. AstraZeneca saw shares climb after settling a patent infringement lawsuit against India's Ranbaxy Laboratories. Norden benefited from continued elevated demand for commodities, a key focus of its shipping services.

International Equity Fund

                                                                 48

Top Ten Holdings
as of July 31, 2008

Royal Dutch Shell, Cl A                                                     2.8%
___________________________________________________________________________________

E.ON                                                                        2.5%
___________________________________________________________________________________

BHP Billiton                                                                2.4%
___________________________________________________________________________________

AstraZeneca                                                                 2.3%
___________________________________________________________________________________

ING Groep                                                                   2.2%
___________________________________________________________________________________

Vivendi                                                                     2.1%
___________________________________________________________________________________

France Telecom                                                              2.0%
___________________________________________________________________________________

Nintendo                                                                    1.9%
___________________________________________________________________________________

Zurich Financial Services                                                   1.9%
___________________________________________________________________________________

Sumitomo Mitsui
Financial Group                                                             1.8%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           21.9%
___________________________________________________________________________________

     Among the Fund's top detractors were the Belgian bank Dexia, which lost value as investors speculated that the bank would need to revise its dividend policy in order to shore up its capital conditions; the Japanese automobile parts manufacturer Aisin
     Seiki, whose shares declined after the company forecasted that net income will fall this year as higher raw materials costs and a stronger yen diminish earnings; and BT Group, whose shares fell after the U.K. telecommunications provider reported the slowest growth in sales since 2004.

Q.   What is the investment outlook for international stocks?

A.   Acadian believes financial markets around the world continue to demonstrate highly volatile behavior, as investors react to fluctuating oil prices and other inflationary pressures, discouraging data from key economies, ongoing credit market tightness and geopolitical tensions. As has been seen from further losses at major financial and banking institutions, many credit-linked assets still cannot be valued accurately, in Acadian's view. While near-recessionary conditions persist in the U.S., Acadian does not expect this to progress to a global recession. Acadian expects that non- U.S. growth will slow from the pace of recent years, but continue to make moderate gains, and it continues to see broad global asset diversification as likely having the highest payoff for investors.

     Acadian believes growth in Europe showed more marked signs of cooling as the second quarter drew to a close, but fundamentals generally remained sound. In Acadian's view, valuations in Europe remain attractive relative to other opportunities, and despite the more difficult economic conditions, it is continuing to find a number of attractive companies in these broad and diverse markets. Acadian is negative in its view of Japan and believes that although energy and telecom stocks are positively forecast, all other industry groups are not. Acadian notes that elsewhere in the Asia-Pacific region, Australia and New
     Zealand are attractive markets, while Hong Kong and Singapore have a neutral forecast.

     Clay Finlay LLC ("Clay Finlay") believes global economic growth continues to stall, and it remains cautious in its near-term outlook. Clay Finlay believes that substantial downside risk to growth remains, and the collateral effect of the recession-like environment in the U.S. is weighing heavily on growth in Europe, Japan and broader Asia. Concurrent with slowing global growth,
     Clay Finlay also notes that inflation is a significant threat to many economies around the world, including Europe, where the
     European Central Bank has indicated that it will raise rates in an effort to curb inflation, which, at 4%, is well ahead of the central bank's target. Although a single rate increase may have little dampening effect on Germany and France, Clay Finlay believes other countries in the region, such as Italy, may have a difficult time and be pushed closer to recession. Clay Finlay believes housing weakness in the United Kingdom, Spain, and Ireland is intensifying, and consumers across the region are pulling back. Regarding Japan, Clay Finlay expects growth to slow and it remains wary of the prospects for many Japanese companies in light of the broader global slowdown, as well as limited growth in consumer spending at home. However, Clay Finlay believes inflation may be a positive for Japan, which witnessed core inflation rise for the first time in nearly a decade during the second quarter. This is beneficial because consumers will no longer be able to delay purchases believing that prices will decline in the future. Clay Finlay believes the emerging markets remain reasonably strong, especially those tied to exports of energy and raw materials, and although these markets are likely to come under increased pressure from slower growth and higher inflation, they have held up remarkably well compared to similar situations in the past.

     Looking forward, Clay Finlay notes that its portion of the Fund remains positioned with a modest defensive tilt as it expects that markets will remain volatile. Clay Finlay continues to find attractive bottom-up opportunities, and believes that companies experiencing positive fundamental change that leads to improvements in earnings growth should outperform in an environment where growth has become more scarce.

                                                                 49                                        International Equity Fund

OLD MUTUAL INTERNATIONAL EQUITY FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2008

____________________________________________________________________________________________________________________________________

                                                                                                                        Annualized
                                                                 Inception                     1 Year                   Inception
                                                                   Date                        Return                    to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                12/30/05                     (21.79)%                    3.61%
Class A without load                                             12/30/05                     (17.04)%                    6.02%
Class C with load                                                12/30/05                     (18.54)%                    5.21%
Class C without load                                             12/30/05                     (17.72)%                    5.21%
Class Z                                                          12/30/05                     (16.88)%                    6.24%
Institutional Class                                              12/30/05                     (16.61)%                    6.54%
MSCI EAFE® Index                                                 12/30/05                     (12.19)%                    7.67%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the supplement dated February 4, 2008 to the prospectus dated November 19, 2007) are 4.33% and 1.52%;
6.77% and 2.27%; 13.96% and 1.27%; 1.75% and 1.02%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

        Instutition  MSCI EAFE®
  Class A  Class C  Class Z  Class  Index
12/30/05   9,425   10,000   10,000   10,000   10,000
07/31/06  10,320   10,910   10,970   10,980   11,125
07/31/07  13,212   13,859   14,067   14,126   13,785
07/31/08  10,960   11,403   11,693   11,779   12,105

Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock     4.8%
Foreign Preferred Stock   1.6%
Foreign Common Stock   93.4%
Cash Equivalents    0.2%

                                                                 50

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 4.7%                                                        Foreign Common Stock - 92.2%

Agricultural Chemicals - 0.8%                                              Australia - 5.9%
Potash Corp of Saskatchewan                    4,640   $        948        Aquila Resources*                             10,326   $        131
                                                       ______________      ASX                                            3,122            101
                                                                           Ausenco                                        4,977             65
Total Agricultural Chemicals                                    948        BHP Billiton                                  74,802          2,791
_____________________________________________________________________      BlueScope Steel                               52,081            566
                                                                           Centennial Coal                                8,233             40
Building-Heavy Construction - 0.0%                                         Commander Communications*                      3,400              -
KHD Humboldt Wedag International*              1,400             37        Dominion Mining                               26,625             60
                                                       ______________      Flight Centre                                  1,132             19
                                                                           Incitec Pivot                                  1,585            242
Total Building-Heavy Construction                                37        JB Hi-Fi                                       5,088             58
_____________________________________________________________________      Leighton Holdings                             41,685          1,646
                                                                           McPherson's                                    3,832              9
Cellular Telecommunications - 0.4%                                         Mineral Resources                                492              3
Vimpel-Communications ADR                     20,550            518        Riversdale Mining*                               489              5
                                                       ______________      Santos                                        69,663          1,181
                                                                           Woodside Petroleum                             1,715             86
Total Cellular Telecommunications                               518                                                               ______________
_____________________________________________________________________
                                                                           Total Australia                                               7,003
Coal - 0.3%                                                                _____________________________________________________________________
Fording Canadian Coal Trust                    3,800            337
                                                       ______________      Austria - 0.8%
                                                                           OMV                                               91              6
Total Coal                                                      337        Telekom Austria                                  200              4
_____________________________________________________________________      Vienna Insurance                              13,900            926
                                                                           Voestalpine                                      127              8
Commercial Services - 0.1%                                                                                                        ______________
AerCap Holdings*                               6,556            100
                                                       ______________      Total Austria                                                   944
                                                                           _____________________________________________________________________
Total Commercial Services                                       100
_____________________________________________________________________      Belgium - 1.7%
                                                                           Delhaize Group                                13,172            723
Computer Services - 0.0%                                                   Dexia                                         76,817          1,041
Telvent GIT                                      551             13        Euronav                                           40              2
                                                       ______________      Fortis*                                          100              1
                                                                           KBC Groep                                      1,793            182
Total Computer Services                                          13        Tessenderlo Chemie                               330             16
_____________________________________________________________________                                                             ______________

Computers - 1.0%                                                           Total Belgium                                                  1,965
Research In Motion*                            9,690          1,190        _____________________________________________________________________
                                                       ______________
                                                                           Bermuda - 0.2%
Total Computers                                               1,190        Aquarius Platinum                             21,577            219
_____________________________________________________________________      Catlin Group                                   3,250             21
                                                                           Lancashire Holdings                            3,310             20
Electronic Components-Miscellaneous - 0.0%                                                                                        ______________
NAM TAI Electronics                              100              1
                                                       ______________      Total Bermuda                                                   260
                                                                           _____________________________________________________________________
Total Electronic Components-Miscellaneous                         1
_____________________________________________________________________

Medical-Generic Drugs - 1.0%
Teva Pharmaceutical Industries ADR            26,300          1,179
                                                       ______________

Total Medical-Generic Drugs                                   1,179
_____________________________________________________________________

Metal-Copper - 0.1%
Taseko Mines*                                 19,928             76
                                                       ______________

Total Metal-Copper                                               76
_____________________________________________________________________

Oil Companies-Integrated - 0.9%
Petroleo Brasileiro ADR                       19,000          1,062
                                                       ______________

Total Oil Companies-Integrated                                1,062
_____________________________________________________________________

Tobacco - 0.1%
Rothmans                                       4,004            116
                                                       ______________

Total Tobacco                                                   116
                                                       ______________

Total Common Stock (Cost $5,427)                              5,577
_____________________________________________________________________

                                                                 51

OLD MUTUAL INTERNATIONAL EQUITY FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Canada - 1.1%                                                              Germany - continued
Agrium                                         7,500   $        659        Deutsche Lufthansa                            53,506   $      1,232
Celestica*                                     9,200             73        E.ON                                          15,574          2,975
CGI Group, Cl A*                               4,100             44        Epcos                                          3,387             93
EnCana                                           400             29        Freenet*                                          62              1
Methanex                                       5,600            151        Kloeckner                                      1,621             81
Metro, Cl A                                      100              2        Koenig & Bauer                                 1,838             52
Petro-Canada                                   6,500            300        KUKA                                           1,407             34
Potash Corp of Saskatchewan                      100             21        Linde                                         10,600          1,473
                                                       ______________      Medion                                           793             14
                                                                           Muenchener Rueckversicherungs                    852            141
Total Canada                                                  1,279        Norddeutsche Affinerie                         5,528            295
_____________________________________________________________________      Salzgitter                                    10,532          1,708
                                                                           SAP                                           19,300          1,116
China - 0.7%                                                               Siemens                                           55              7
Industrial & Commercial                                                    ThyssenKrupp                                  12,371            685
   Bank of China, Cl H                     1,186,000            887                                                               ______________
SunVic Chemical Holdings                      68,000             18
                                                       ______________      Total Germany                                                12,396
                                                                           _____________________________________________________________________
Total China                                                     905
_____________________________________________________________________      Greece - 1.0%
                                                                           Hellenic Exchanges Holding                     1,518             21
Denmark - 2.8%                                                             National Bank of Greece                       25,850          1,218
Carlsberg, Cl B                               12,325          1,000                                                               ______________
Danske Bank                                      600             17
Jyske Bank*                                      900             57        Total Greece                                                  1,239
Norden                                         7,673            743        _____________________________________________________________________
Novo Nordisk A/S, Cl B                        23,550          1,493
                                                       ______________      Hong Kong - 1.2%
                                                                           CLP Holdings                                     500              4
Total Denmark                                                 3,310        Courage Marine Group                          51,000             12
_____________________________________________________________________      Esprit Holdings                               46,600            496
                                                                           Jardine Matheson Holdings                     22,800            718
Finland - 0.6%                                                             Modern Beauty Salon Holdings                  92,000             32
Konecranes                                     3,893            155        Pacific Basin Shipping                        24,000             34
Nokia OYJ                                     22,350            610        Regal Hotels International Holdings          324,000             15
                                                       ______________      Solomon Systech International                 43,616              2
                                                                           VTech Holdings                                13,534             82
Total Finland                                                   765                                                               ______________
_____________________________________________________________________
                                                                           Total Hong Kong                                               1,395
France - 7.6%                                                              _____________________________________________________________________
Alstom                                        13,000          1,455
AXA                                           39,375          1,157        Italy - 3.3%
BNP Paribas                                    6,250            616        Banca Popolare dell'Emilia Rom                   169              3
France Telecom                                75,441          2,385        De'Longhi                                      6,503             25
Groupe Eurotunnel*                             3,333             48        ENI                                           17,198            580
Peugeot                                        1,553             76        Fiat                                          37,637            644
Rallye                                         2,904            140        Fondiaria-Sai                                  2,168             72
Sanofi-Aventis                                 7,742            543        IFIL Investments                                 101              1
Societe Generale                                 532             49        Indesit                                       18,192            186
Thomson*                                      19,569             86        Milano Assicurazioni                             521              3
Total                                             30              2        Pirelli & C SpA                              302,947            188
UBISOFT Entertainment*                           899             88        Prysmian                                       4,591            113
Vivendi                                       57,961          2,423        Saipem SpA                                    32,950          1,274
                                                       ______________      UniCredit                                    137,000            816
                                                                                                                                  ______________
Total France                                                  9,068
_____________________________________________________________________      Total Italy                                                   3,905
                                                                           _____________________________________________________________________
Germany - 10.4%
Allianz SE                                        15              3
Arques Industries*                             1,154             14
BASF SE                                          602             38
Bayer                                         22,250          1,913
Daimler                                        8,560            495
Deutsche Boerse                                  230             26
_____________________________________________________________________

                                                                 52

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Japan - 19.7%                                                              Japan - continued
Aichi Machine Industry                         5,000   $         14        Mitsui OSK Lines                              66,600   $        862
Aisin Seiki                                   41,300          1,078        Mizuho Trust & Banking                        62,000             96
Allied Telesis Holdings*                      15,800              9        Money Partners                                    23             16
Aloka                                            800             11        Morinaga Milk Industry                         4,000             11
Alpen                                          1,400             26        NEC                                            1,000              5
Alpine Electronics                               500              5        NEC Electronics*                               3,000             81
Arcs                                           8,600            123        Nidec                                         13,200            932
Astellas Pharma                               20,600            893        Nintendo                                       4,600          2,232
Brother Industries                               511              6        Nippon Metal Industry                         11,000             30
Canon                                             50              2        Nippon Oil                                    73,000            462
Central Japan Railway                              1             10        Nippon Shinyaku                                1,000             12
Century Leasing System                           900             11        Nippon Steel                                     700              4
Chuo Mitsui Trust Holdings                    24,000            149        Nippon Steel Trading                           4,000             12
Cocokara Fine Holdings*                        1,700             30        Nippon Telegraph & Telephone                     390          1,981
Cosmo Oil                                      1,000              3        Nissan Shatai                                 26,000            197
Cosmos Initia                                 15,000             21        Nisshin Steel                                 35,000            108
Daido Kogyo                                    8,000             15        Nitto Boseki                                  10,000             20
Daihatsu Motor                                50,000            592        Ricoh Leasing                                    100              2
Daiichikosho                                   4,200             43        Round One                                         24             24
Daikin Industries                             12,500            534        San-A                                          2,600             94
Daito Bank                                    13,000             11        Santen Pharmaceutical                            110              3
East Japan Railway                               126            986        Seiko Epson                                   12,900            348
FamilyMart                                       500             22        Shin-Etsu Chemical                            15,700            961
Fuji Heavy Industries                          9,000             48        Shinsho                                        6,000             19
Fujitsu                                          700              5        Shinwa Kaiun Kaisha                            1,000              5
Fujitsu Frontech                               1,200             12        Sky Perfect Jsat Holdings                        111             44
Geo                                               29             31        Sumikin Bussan                                 6,000             23
GMO internet*                                  8,900             44        Sumitomo Mitsui Financial Group                  278          2,157
Hanwa                                         12,000             70        Sumitomo Pipe & Tube                          14,800            105
Haruyama Trading                               1,500              8        Takara Leben                                     300              1
Haseko                                           500              1        Takefuji                                       9,000            123
Hazama                                        15,100             16        Takeuchi Manufacturing                         1,000             20
Hitachi                                      264,000          1,903        Toagosei                                      13,000             54
Intelligence                                      14              8        Tokyo Electron                                    54              3
Itoham Foods                                   3,000             16        Tokyo Leasing                                    200              2
JFE Shoji Holdings                            27,000            207        Tokyo Steel Manufacturing                     12,300            138
J-Oil Mills                                   10,000             46        Toshiba                                       63,000            409
Kawasaki Kisen Kaisha                             75              1        Toyo Kohan                                     3,000             14
KK daVinci Holdings*                             118             46        Toyota Auto Body                               1,900             33
Kohnan Shoji                                   8,400            126        Toyota Boshoku                                    11              -
Komatsu                                       22,700            564        TS Tech                                        3,500             55
Leopalace21                                    6,900             93        Victor Co of Japan*                            1,000              2
Makita                                           100              3        Watabe Wedding                                 2,900             29
Marubeni                                     268,000          1,952        Yamaguchi Financial Group                      3,000             40
Marudai Food                                   5,000             13        Yamato Kogyo                                   3,200            144
Maruetsu*                                      9,000             85        Yamazaki Baking                                8,000             92
Meiji Dairies                                  8,000             41        Yamazen                                        3,000             14
Mitani                                         2,100             17        Yaoko                                          1,500             49
Mitsubishi Materials                          51,000            200        Yasunaga                                       2,100             15
Mitsubishi Paper Mills                        22,000             54        Yokogawa Bridge Holdings                       3,000             18
Mitsubishi UFJ Financial                     109,100            963                                                               ______________
Mitsui                                         5,000            103
_____________________________________________________________________      Total Japan                                                  23,371
                                                                           _____________________________________________________________________

                                                                 53

OLD MUTUAL INTERNATIONAL EQUITY FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Luxembourg - 0.9%                                                          Sweden - 1.3%
ArcelorMittal                                 10,600   $        938        Beijer Alma, Cl B                                300   $          4
ArcelorMittal                                    950             84        Electrolux, Ser B                             40,243            485
                                                       ______________      Hennes & Mauritz, Cl B                        15,140            808
                                                                           JM AB                                         10,484            123
Total Luxembourg                                              1,022        Kinnevik Investment, Cl B                      5,100             76
_____________________________________________________________________      Peab AB                                        1,000              6
                                                                           Skandinaviska Enskilda Banken, Cl A            1,200             25
Netherlands - 5.4%                                                                                                                ______________
Gamma Holding                                     57              2
Heineken                                       8,733            406        Total Sweden                                                  1,527
ING Groep                                     77,559          2,529        _____________________________________________________________________
Nutreco Holding                                  119              8
OCE                                            9,746             93        Switzerland - 6.5%
Royal Dutch Shell, Cl A                       93,075          3,301        Bell Holding                                      28             47
SNS Reaal                                      3,596             60        Credit Suisse Group                              129              6
TNT                                               52              2        Georg Fischer*                                    91             33
                                                       ______________      Julius Baer Holding                           15,900          1,008
                                                                           Nestle                                        19,500            855
Total Netherlands                                             6,401        Novartis                                      18,850          1,119
_____________________________________________________________________      Roche Holding                                  8,030          1,484
                                                                           Syngenta                                       3,420            996
New Zealand - 0.1%                                                         Walter Meier, Cl A                                49              8
Contact Energy                                 8,411             52        Zurich Financial Services                      8,303          2,182
New Zealand Refining                           2,799             14                                                               ______________
Sky Network Television                           210              1
                                                       ______________      Total Switzerland                                             7,738
                                                                           _____________________________________________________________________
Total New Zealand                                                67
_____________________________________________________________________      United Kingdom - 15.0%
                                                                           3i Group                                      95,798          1,703
Norway - 0.0%                                                              Amec                                           1,867             31
Belships ASA                                     139              -        Anglo American                                   446             26
ODIM ASA*                                      1,400             25        ASOS*                                          2,210             14
StatoilHydro                                      43              1        AstraZeneca                                   54,896          2,668
                                                       ______________      Aveva Group                                       94              3
                                                                           Aviva                                          1,542             15
Total Norway                                                     26        Barclays                                      31,100            211
_____________________________________________________________________      BG Group                                      62,500          1,413
                                                                           BHP Billiton                                     127              4
Russia - 0.8%                                                              BP                                               500              5
NovaTek OAO GDR                               12,100            926        Bradford & Bingley                            34,425             38
                                                       ______________      British American Tobacco                       1,922             69
                                                                           BT Group                                     347,603          1,175
Total Russia                                                    926        Cadbury                                       42,944            507
_____________________________________________________________________      Character Group                                2,728              4
                                                                           Chaucer Holdings                                 257              -
Singapore - 1.2%                                                           Colliers CRE                                   3,314              3
Golden Agri-Resources                        297,000            153        CSR*                                           9,012             51
Hotel Grand Central                           15,000             10        De La Rue*                                     4,838             81
Jardine Cycle & Carriage                      56,526            714        Eurasian Natural Resources*                   15,400            320
Mercator Lines Singapore                     189,000             57        Game Group                                    20,149            102
Neptune Orient Lines                         127,000            260        HBOS                                           3,339             19
Rotary Engineering                           267,000            132        HSBC Holdings                                 46,627            771
Singapore Petroleum                           19,000             88        IG Group Holdings                             16,143            113
Swiber Holdings*                              29,000             41        Imperial Tobacco Group                         2,774            104
                                                       ______________      Inchcape                                      23,881            118
                                                                           International Power                            5,857             48
Total Singapore                                               1,455        _____________________________________________________________________
_____________________________________________________________________

Spain - 4.0%
Banco Bilbao Vizcaya                           3,421             63
Banco Santander                               72,872          1,419
Construcciones y Auxiliar de F                    75             33
Gamesa Corp Tecnologica                       16,550            787
Iberdrola                                     84,000          1,141
Repsol YPF                                     1,372             46
Telefonica                                    46,800          1,214
                                                       ______________

Total Spain                                                   4,703
_____________________________________________________________________

                                                                 54

_____________________________________________________________________
                                                                           As of July 31, 2008, the Fund had the following forward foreign
Description                               Shares        Value (000)        currency contracts outstanding:
_____________________________________________________________________
                                                                                                                                    Unrealized
United Kingdom - continued                                                                                                         Appreciation
J Sainsbury                                      302   $          2        Settlement         Currency             Currency       (Depreciation)
Kazakhmys                                      6,110            180           Date           to Deliver           to Receive          (000)
Lavendon Group                                 2,044             10        ___________   ___________________   ________________   ______________
Lloyds TSB Group                                 200              1
Micro Focus International                      3,953             21        08/04/08          EUR (51,890)        JPY 8,755,450         $-
Mondi                                         21,548            107                                                               ______________
National Express Group                         6,600            127
Petrofac                                         124              2                                                                    $-
Prudential                                    65,500            701                                                               ______________
Reckitt Benckiser Group                       15,552            848
Reed Elsevier                                 87,300            991        For descriptions of abbreviations and footnotes, please refer to
Renew Holdings                                12,115             22        page 61.
Rio Tinto                                     11,720          1,226
Royal Bank of Scotland Group                  95,016            394
Royal Dutch Shell, Cl B                        5,727            201
Sportingbet                                   16,132             10
Stagecoach Group                              10,878             61
Standard Chartered                            20,768            632
Tenon Group                                    7,109              8
Tesco                                        160,000          1,137
Thomas Cook Group                             18,046             72
Vodafone Group                               514,000          1,377
                                                       ______________

Total United Kingdom                                         17,746
                                                       ______________

Total Foreign Common Stock
   (Cost $113,504)                                          109,416
_____________________________________________________________________

Foreign Preferred Stock - 1.6%
Germany - 1.5%
Fresenius                                     22,400   $      1,812
                                                       ______________

Total Germany                                                 1,812
_____________________________________________________________________

Italy - 0.1%
IFI*                                           4,376             91
                                                       ______________

Total Italy                                                      91
                                                       ______________

Total Foreign Preferred Stock
   (Cost $1,877)                                              1,903
_____________________________________________________________________

Money Market Fund - 0.2%
Dreyfus Cash Management Fund,
   Institutional Class, 2.535% (A)           285,419            285
                                                       ______________

Total Money Market Fund (Cost $285)                             285
_____________________________________________________________________

Total Investments - 98.7% (Cost $121,093)                   117,181
_____________________________________________________________________

Other Assets and Liabilities, Net - 1.3%                      1,498
_____________________________________________________________________

Total Net Assets - 100.0%                              $    118,679
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 55

OLD MUTUAL PROVIDENT MID-CAP GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Provident Investment Counsel, LLC

Performance Highlights

o    Since November 19, 2007, the Old Mutual Provident Mid-Cap Growth Fund (the "Fund") has outperformed its benchmark, the Russell
     Midcap® Growth Index (the "Index"). The Fund's Institutional Class posted a (6.50)% return the period, while the Index posted a return of (6.76)% for the same period.

o    The Fund performed well in the industrials, energy and materials sectors, and underperformed in financials, consumer discretionary and telecommunications services.

o    Individual stocks that contributed positively to Fund performance included energy holding Southwestern Energy, industrial holding Wabtec and materials holding CF Industries Holdings.

o    Financial holding IntercontinentalExchange (no longer a Fund holding), consumer discretionary stock ITT Educational Services
     (no longer a Fund holding) and information technology company NVIDIA detracted from the Fund's performance during the period.

Q.   How did the Fund perform relative to its benchmark?

A.   Since November 19, 2007, the Old Mutual Provident Mid-Cap Growth Fund (the "Fund") has outperformed its benchmark, the Russell
     Midcap® Growth Index (the "Index"). The Fund's Institutional Class shares posted a (6.50)% return during the period, while the
     Index posted a return of (6.76)% for the same period.

Q.   What investment environment did the Fund face during the past period?

A.   U.S. equity market returns were mixed and the use of leverage backfired on many investors, making the first quarter of 2008 volatile. In March alone, the Federal Reserve Board (the "Fed") took not one, but six unprecedented actions, including facilitating the sale of Bear Stearns to JPMorgan Chase. The second quarter of 2008 began with a robust rally. That rally was short-lived, however, as inflationary pressures combined with sluggish economic growth continued to weigh on domestic markets.
     June proved to be especially difficult as the S&P 500 delivered its worst performance for the month of June since 1930. New highs for oil prices were the chief culprit of negative market sentiment and for new lows in consumer confidence measures.

     Emerging markets have been the driver of global growth for the past few years, and have also been the major driver to the huge run-up in demand for energy and other commodities. Emerging market economies are beginning to see weakness. Inflation in many of these markets is running high, and has contributed to both a slow down in consumer spending and sharp corrections in their stock markets, down 20-40% in many countries.

     Provident Investment Counsel, LLC ("Provident") believes, however, that some of these macroeconomic imbalances are showing signs of self-correction. First, de-leveraging in response to the credit crisis is under way. Second, late cycle commodities inflation should eventually subside through a combination of central bank tightening in emerging economies, demand destruction and supply response. That dynamic is already unfolding. As commodity prices peak, capital could flow back to U.S. Treasuries and the U.S. dollar. A stronger dollar would further help stem U.S. inflation primarily by lowering the real cost of oil and imported goods, without the necessity for a steep increase in rates by the Fed.

     Most bear markets have been relatively short lived since 1945. As the market anticipates a peaking of inflation and an upturn in leading economic indicators, the equity market rallies have typically been quite strong.

Q.   Which market factors influenced the Fund's relative performance?

A.   The period was marked by a wide spread between sector returns, with consumer discretionary stocks falling, while energy stocks surged. Investors largely favored global cyclical companies and punished stocks with a strong dependence on the U.S. economy.
     During most of 2008 the Fund benefited from a strong emphasis on companies benefiting from strong global growth, particularly in emerging economies. As valuations became extended in many of these stocks, Provident reduced the Fund's exposure and reinvested in companies with strong fundamentals but with better valuations.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, materials holdings contributed the most to market performance during the period. Industrial and energy holdings also contributed positively to performance. Financials, consumer discretionary and telecommunications services were among the sectors that detracted most from performance during the period.

Provident Mid-Cap Growth Fund

                                                                 56

Top Ten Holdings
as of July 31, 2008

Ansys                                                                       4.4%
___________________________________________________________________________________

Wabtec                                                                      4.1%
___________________________________________________________________________________

CF Industries Holdings                                                      3.6%
___________________________________________________________________________________

CSX                                                                         3.0%
___________________________________________________________________________________

Ross Stores                                                                 2.9%
___________________________________________________________________________________

Stericycle                                                                  2.8%
___________________________________________________________________________________

Cummins                                                                     2.7%
___________________________________________________________________________________

Burger King Holdings                                                        2.5%
___________________________________________________________________________________

Bucyrus International                                                       2.5%
___________________________________________________________________________________

TJX                                                                         2.4%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           30.9%
___________________________________________________________________________________

     Southwestern Energy, Wabtec and CF Industries Holdings were among the best performing stock holdings for the Fund relative to the Index during the period, while IntercontinentalExchange (no longer a Fund holding), ITT Educational Services (no longer a
     Fund holding) and NVIDIA were among the top detractors relative to the Index. Southwestern Energy, a natural gas producer, benefited from a surge in demand for energy related commodities. Wabtec, a locomotive and railcar parts manufacturer and maintenance company, benefited from strong growth in its transit business. Benefiting from robust demand for fertilizers, CF
     Industries Holdings added positive value. Financial services company, IntercontinentalExchange, detracted from relative returns due to concerns over slowing volume growth. ITT Educational Services, a provider of career-oriented education programs, detracted from relative returns due to concerns over the broad decline in student loan availability and the impact that it may have on enrollment growth. Lastly, NVIDIA, a semiconductor company manufacturing graphics chips, experienced a significant increase in competitive pressures from Advanced Micro Devices and Intel.

Q.   What is the investment outlook for the mid-cap growth market?

A.   Provident has become a little more cautious over the strength of the U.S. consumer due to its belief that the Fed is done easing short term interest rates. Because of this concern, within the consumer area Provident has re-positioned the Fund's portfolio. For example, Provident recently sold Dick's Sporting Goods (no longer a Fund holding) and Nordstrom (no longer a
     Fund holding) and cut back on GameStop. These stocks have been replaced with companies which may benefit from a "trade down"
     effect. That is, consumers will focus their spending habits on lower priced goods that are considered to be good values.
     Examples of new purchases include Ross Stores, TJX, and Yum! Brands. These companies have produced very solid results during the period despite the consumer oriented headwinds. Provident expects these companies to continue to outperform within the consumer area.

     Looking forward, Provident believes that the U.S. consumer will likely continue to struggle this year. Recent statistics support this view, such as higher home equity and credit card defaults and steadily rising gasoline prices. Relative growth remains superior in many places outside of the U.S., particularly in emerging economies. While Provident believes that secular growth exists in many foreign economies and will present long-term opportunities, it also believes that at some point relative growth in the U.S. will once again become more attractive. Provident will closely monitor the factors that most strongly influence its strategic view. As always, Provident will continue to invest in high quality stocks with superior revenue and earnings growth, positive earnings revisions, low leverage, and strong competitive advantages.

                                                                                                       Provident Mid-Cap Growth Fund

                                                                 57

OLD MUTUAL PROVIDENT MID-CAP GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of July 31, 2008
____________________________________________________________________________________________________________________________________

                                                                                                       Inception          Inception
                                                                                                         Date              to Date*
____________________________________________________________________________________________________________________________________

Institutional Class                                                                                   11/19/2007            (6.50)%
Russell Midcap® Growth Index                                                                          11/19/2007            (6.76)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

*Not Annualized

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund (as reported in the
November 19, 2007 prospectus) are 1.43% and 1.15%; respectively. Expenses are based on estimated amounts.

Fund Performance
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

  Instutition Russell Midcap®
  Class  Growth Total Return
11/19/07  10,000   10,000
 7/31/08   9,350   9,324

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Institutional Class shares on the inception date of 11/19/07 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2008 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents   1.6%
Common Stock   98.4%

                                                                 58

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 98.6%                                                       Engineering/R&D Services - 0.8%
                                                                           McDermott International*                       4,900   $        234
Agricultural Chemicals - 5.6%                                                                                                     ______________
CF Industries Holdings                         6,427   $      1,051
Intrepid Potash*                              10,300            569        Total Engineering/R&D Services                                  234
                                                       ______________      _____________________________________________________________________

Total Agricultural Chemicals                                  1,620        Engines-Internal Combustion - 2.7%
_____________________________________________________________________      Cummins                                        11,752           780
                                                                                                                                  ______________
Apparel Manufacturers - 1.1%
Polo Ralph Lauren                              5,247            310        Total Engines-Internal Combustion                               780
                                                       ______________      _____________________________________________________________________

Total Apparel Manufacturers                                     310        Entertainment Software - 2.3%
_____________________________________________________________________      Activision Blizzard*                           18,880           679
                                                                                                                                  ______________
Coal - 3.6%
Patriot Coal*                                  4,200            530        Total Entertainment Software                                    679
Peabody Energy                                 7,394            500        _____________________________________________________________________
                                                       ______________
                                                                           Hazardous Waste Disposal - 2.8%
Total Coal                                                    1,030        Stericycle*                                   13,381            799
_____________________________________________________________________                                                             ______________

Computer Aided Design - 4.4%                                               Total Hazardous Waste Disposal                                  799
Ansys*                                        27,500          1,262        _____________________________________________________________________
                                                       ______________
                                                                           Internet Content-Information/News - 1.7%
Total Computer Aided Design                                   1,262        Baidu.com ADR*                                 1,457            506
_____________________________________________________________________                                                             ______________

Decision Support Software - 0.9%                                           Total Internet Content-Information/News                         506
MSCI, Cl A*                                    8,500            253        _____________________________________________________________________
                                                       ______________
                                                                           Investment Management/Advisory Services - 2.1%
Total Decision Support Software                                 253        T Rowe Price Group                            10,379            621
_____________________________________________________________________                                                             ______________

Diagnostic Kits - 0.9%                                                     Total Investment Management/Advisory Services                   621
Idexx Laboratories*                            4,595            246        _____________________________________________________________________
                                                       ______________
                                                                           Machinery-Construction & Mining - 2.5%
Total Diagnostic Kits                                           246        Bucyrus International                         10,200            714
_____________________________________________________________________                                                             ______________

Distribution/Wholesale - 1.2%                                              Total Machinery-Construction & Mining                           714
LKQ*                                          17,058            350        _____________________________________________________________________
                                                       ______________
                                                                           Machinery-General Industry - 4.1%
Total Distribution/Wholesale                                    350        Wabtec                                        21,207          1,177
_____________________________________________________________________                                                             ______________

Drug Delivery Systems - 2.1%                                               Total Machinery-General Industry                              1,177
Hospira*                                      15,948            609        _____________________________________________________________________
                                                       ______________
                                                                           Marine Services - 1.0%
Total Drug Delivery Systems                                     609        Aegean Marine Petroleum Network                7,900            286
_____________________________________________________________________                                                             ______________

E-Commerce/Services - 2.9%                                                 Total Marine Services                                           286
Ctrip.com International ADR                    9,120            411        _____________________________________________________________________
Priceline.com*                                 3,600            414
                                                       ______________      Medical Labs & Testing Services - 1.5%
                                                                           Covance*                                       4,909            451
Total E-Commerce/Services                                       825                                                               ______________
_____________________________________________________________________
                                                                           Total Medical Labs & Testing Services                           451
Electronic Components-Semiconductors - 5.1%                                _____________________________________________________________________
Broadcom, Cl A*                               17,300            420
Intersil, Cl A                                18,400            444        Medical-Biomedical/Genetic - 2.4%
Microchip Technology                          12,400            396        Celgene*                                       9,334            705
NVIDIA*                                       19,847            227                                                               ______________
                                                       ______________
                                                                           Total Medical-Biomedical/Genetic                                705
Total Electronic Components-Semiconductors                    1,487        _____________________________________________________________________
_____________________________________________________________________
                                                                           Networking Products - 1.8%
Electronic Measuring Instruments - 1.8%                                    Juniper Networks*                             19,449            506
Agilent Technologies*                         14,200            512                                                               ______________
                                                       ______________
                                                                           Total Networking Products                                       506
Total Electronic Measuring Instruments                          512        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil & Gas Drilling - 1.3%
                                                                           ENSCO International                            5,301            366
                                                                                                                                  ______________

                                                                           Total Oil & Gas Drilling                                        366
                                                                           _____________________________________________________________________

                                                                 59

OLD MUTUAL PROVIDENT MID-CAP GROWTH FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2008

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Oil Companies-Exploration & Production - 5.6%                              Steel Pipe & Tube - 1.8%
Comstock Resources*                            4,900   $        299        Valmont Industries                             4,826   $        516
Continental Resources*                         5,100            291                                                               ______________
Denbury Resources*                            12,222            344
Southwestern Energy*                           9,472            344        Total Steel Pipe & Tube                                         516
Ultra Petroleum*                               4,739            338        _____________________________________________________________________
                                                       ______________
                                                                           Telecommunications Services - 1.3%
Total Oil Companies-Exploration & Production                  1,616        Tw Telecom*                                   24,452            391
_____________________________________________________________________                                                             ______________

Oil Field Machinery & Equipment - 1.6%                                     Total Telecommunications Services                               391
Cameron International*                         9,500            454        _____________________________________________________________________
                                                       ______________
                                                                           Therapeutics - 1.0%
Total Oil Field Machinery & Equipment                           454        Onyx Pharmaceuticals*                          7,400            300
_____________________________________________________________________                                                             ______________

Oil-Field Services - 1.6%                                                  Total Therapeutics                                              300
Oceaneering International*                     7,600            461        _____________________________________________________________________
                                                       ______________
                                                                           Transport-Rail - 3.0%
Total Oil-Field Services                                        461        CSX                                           12,851            868
_____________________________________________________________________                                                             ______________

Retail-Apparel/Shoe - 5.2%                                                 Total Transport-Rail                                            868
Ross Stores                                   21,900            831        _____________________________________________________________________
Urban Outfitters*                             20,236            668
                                                       ______________      Transport-Services - 0.9%
                                                                           Expeditors International of Washington         7,524            267
Total Retail-Apparel/Shoe                                     1,499                                                               ______________
_____________________________________________________________________
                                                                           Total Transport-Services                                        267
Retail-Computer Equipment - 1.7%                                           _____________________________________________________________________
GameStop, Cl A*                               12,249            496
                                                       ______________      Transport-Truck - 4.0%
                                                                           JB Hunt Transport Services                    18,603            688
Total Retail-Computer Equipment                                 496        Landstar System                                9,392            475
_____________________________________________________________________                                                             ______________

Retail-Major Department Store - 2.4%                                       Total Transport-Truck                                         1,163
TJX                                           21,000            708        _____________________________________________________________________
                                                       ______________
                                                                           Web Hosting/Design - 2.1%
Total Retail-Major Department Store                             708        Equinix*                                       7,368            599
_____________________________________________________________________                                                             ______________

Retail-Restaurants - 3.6%                                                  Total Web Hosting/Design                                        599
Burger King Holdings                          27,354            734        _____________________________________________________________________
Yum! Brands                                    8,700            312
                                                       ______________      Wireless Equipment - 2.0%
                                                                           American Tower, Cl A*                         13,468            564
Total Retail-Restaurants                                      1,046                                                               ______________
_____________________________________________________________________
                                                                           Total Wireless Equipment                                        564
S&L/Thrifts-Eastern US - 2.0%                                                                                                     ______________
New York Community Bancorp                    34,900            580
                                                       ______________      Total Common Stock (Cost $25,182)                            28,509

Total S&L/Thrifts-Eastern US                                    580        _____________________________________________________________________
_____________________________________________________________________
                                                                           Money Market Fund - 1.6%
Semiconductor Components-Integrated Circuits - 0.9%                        Dreyfus Cash Management Fund,
Marvell Technology Group*                     17,700            262           Institutional Class, 2.535% (A)           455,877            456
                                                       ______________                                                             ______________
Total Semiconductor
   Components-Integrated Circuits                               262        Total Money Market Fund (Cost $456)                             456
_____________________________________________________________________      _____________________________________________________________________

Semiconductor Equipment - 1.3%                                             Total Investments - 100.2% (Cost $25,638)                    28,965
Varian Semiconductor                                                       _____________________________________________________________________
   Equipment Associates*                      13,390            391
                                                       ______________      Other Assets and Liabilities, Net - (0.2)%                      (52)
                                                                           _____________________________________________________________________
Total Semiconductor Equipment                                   391
_____________________________________________________________________      Total Net Assets - 100.0%                              $     28,913
                                                                           _____________________________________________________________________

                                                                           For descriptions of abbreviations and footnotes, please refer to page 61.

The accompanying notes are an integral part of the financial statements.

                                                                 60

NOTES TO SCHEDULE OF INVESTMENTS
____________________________________________________________________________________________________________________________________

* Non-income producing security.
144A - Security exempt from registration under Rule 144a of the securities Act of 1933. This security may be resold in the transactions exempt from registration, normally to qualified institutional buyers. On July 31, 2008, the value of these securities amounted to $726 (000), representing 3.0% of the net assets of the Old Mutual Clay Finlay Emerging Markets Fund.
(A)  - The rate reported represents the 7-day effective yield as of July 31, 2008.
(B)  - Security fair valued using methods determined in good faith according to procedures adopted by the Valuation Committee designated by the Board of Trustees. On July 31, 2008, the total value of these securities was $0 (000), representing 0.0% of the net assets of the Old Mutual Clay Finlay Emerging Markets Fund.
(C)  - All or a portion of this security is held as cover for securities sold short, forward foreign currency contracts or open written option contracts.
(D)  - All or a portion of this security is held as required margin for open futures contracts. The rate reported on the Schedule of Investments represents the effective yield at the time of purchase.
ADR - American Depositary Receipt
AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canadian Dollar
CHF - Swiss Franc
Cl - Class
DKK - Danish Krone
EUR - Euro
GBP - British Pound Sterling
GDR - Global Depositary Receipt
HMO - Health Maintenance Organization
ISP - Internet Service Provider
JPY - Japanese Yen
NOK - Norwegian Krone
R&D - Research and Development
REITs - Real Estate Investment Trusts
S&L - Savings and Loan
SEK - Swedish Krona
Ser - Series
TWD - New Taiwan Dollar

Amounts designated as "-" are either $0 or have been rounded to $0.
Cost figures are shown with "000's" omitted.

                                                                 61

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF JULY 31, 2008
___________________________________________________________________________________________________________________________________________

                                                                                                     Old Mutual            Old Mutual
                                                                                                      Analytic           Analytic Global
                                                                                                        Fund                   Fund
___________________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                                   $   609,854           $   28,559
___________________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                  $   613,256           $   27,180
   Cash                                                                                                     530                  150
   Cash Collateral for Forward Foreign Currency Contracts                                                27,950                    -
   Foreign Currency (cost $-, $12, $1,942, $-, $-, $299, $307, $-)                                            -                   12
   Unrealized Gain on Forward Foreign Currency Contracts                                                  8,549                    -
   Receivable for Capital Shares Sold                                                                       690                   25
   Receivable from Investment Adviser                                                                        37                   68
   Receivable for Investment Securities Sold                                                                  -                    -
   Receivable for Dividends and Interest                                                                  5,555                   56
   Variation Margin Receivable on Futures Contracts                                                       2,096                  350
   Prepaid Expenses                                                                                         116                    3
___________________________________________________________________________________________________________________________________________

      Total Assets                                                                                      658,779               27,844
___________________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Investment Securities Purchased                                                                -                    -
   Payable for Capital Shares Redeemed                                                                    2,689                  202
   Variation Margin Payable on Futures Contracts                                                          2,851                  166
   Written Option Contracts, at value (Proceeds received of $16,671, $764, $-, $-, $-, $-, $-, $-)       19,034                  815
   Securities Sold Short, at value (Proceeds received of $104,336, $4,637, $-, $-, $-, $-, $-, $-)       94,558                4,114
   Unrealized Loss on Forward Foreign Currency Contracts                                                    780                    -
   Payable for Administration Fees                                                                           35                    1
   Payable for Distribution & Service Fees                                                                   57                    4
   Payable for Management Fees                                                                              460                   23
   Payable to Custodian                                                                                       -                    -
   Payable to Custodian for Foreign Currency                                                              2,813                    -
   Payable to Prime Broker                                                                                3,919                    -
   Payable for Trustees' Fees                                                                                 8                    2
   Accrued Expenses                                                                                         630                  160
___________________________________________________________________________________________________________________________________________

      Total Liabilities                                                                                 127,834                5,487
___________________________________________________________________________________________________________________________________________

Net Assets                                                                                          $   530,945           $   22,357
___________________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital ($0.001 par value, unlimited authorization)                                      $   592,942           $   29,749
   Undistributed Net Investment Income/(Accumulated Net Investment Loss)                                 (7,768)                 (29)
   Accumulated Net Realized Gain (Loss) on Investments, Securities Sold Short,
      Futures, Written Options and Foreign Currency Transactions                                        (66,764)              (6,302)
   Net Unrealized Appreciation or Depreciation on Investments, Securities Sold Short,
      Futures, Written Options and Foreign Currency Transactions                                         12,535               (1,061)

___________________________________________________________________________________________________________________________________________

Net Assets                                                                                          $   530,945           $   22,357
___________________________________________________________________________________________________________________________________________

Net Assets - Class A                                                                                $   285,305           $    8,606
Net Assets - Class C                                                                                    158,508               10,799
Net Assets - Class Z                                                                                     58,107                  515
Net Assets - Institutional Class                                                                         29,025                2,437
___________________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class A                                                  24,017,692              933,422
Outstanding Shares of Beneficial Interest - Class C                                                  13,681,864            1,194,234
Outstanding Shares of Beneficial Interest - Class Z                                                   4,865,598               55,451
Outstanding Shares of Beneficial Interest - Institutional Class                                       2,426,242              261,244
___________________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A^                                           $     11.88           $     9.22
___________________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share - Class A (Net Asset Value/94.25%)                                 $     12.60           $     9.78
___________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Price Per Share - Class C^†                                           $     11.59           $     9.04
___________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z^                                 $     11.94           $     9.28
___________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class^                     $     11.96           $     9.33
___________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

†  Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

^ Net Assets divided by shares may not calculate to the stated NAV because these amounts are shown rounded.

N/A - Not Applicable

The accompanying notes are an integral part of the financial statements.

                                                                 62

____________________________________________________________________________________________________________________________________

                              Old Mutual          Old Mutual                                                      Old Mutual
     Old Mutual               Clay Finlay         Copper Rock        Old Mutual             Old Mutual            Provident
     Clay Finlay               Emerging            Emerging         International          International           Mid-Cap
     China Fund              Markets Fund         Growth Fund         Bond Fund             Equity Fund          Growth Fund
____________________________________________________________________________________________________________________________________

     $   37,312               $   24,406          $   56,922          $   22,386            $   121,093          $   25,638
____________________________________________________________________________________________________________________________________

     $   40,660               $   24,173          $   61,093          $   23,192            $   117,181          $   28,965
              -                        -                   -                   -                      9                   -
              -                        -                   -                   -                      -                   -
          1,939                        -                   -                 300                    299                   -
              -                        -                   -                 181                      -                   -
              -                       58               3,434                   -                     30                   -
            102                       73                 113                   6                     81                   5
              -                      452               1,160                   -                  2,262                   -
             19                       94                   8                 369                    178                   4
              -                        -                   -                   -                      -                   -
              5                        3                   5                   2                     12                   2
____________________________________________________________________________________________________________________________________

         42,725                   24,853              65,813              24,050                120,052              28,976
____________________________________________________________________________________________________________________________________

              -                        -               2,725                 312                  1,162                   -
             64                       53                 606                   -                      -                   -
              -                        -                   -                   -                      -                   -
              -                        -                   -                   -                      -                   -
              -                        -                   -                   -                      -                   -
              -                        -                   -                 334                      -                   -
              2                        2                   4                   2                      9                   2
              4                        -                   1                   -                      -                   -
             59                       31                  52                  15                    102                  23
              -                      154                   -                   -                      -                   -
              -                        -                   -                   -                      -                   -
              -                        -                   -                   -                      -                   -
              1                        1                   3                   -                      4                   -
            113                       62                 101                  48                     96                  38
____________________________________________________________________________________________________________________________________

            243                      303               3,492                 711                  1,373                  63
____________________________________________________________________________________________________________________________________

     $   42,482               $   24,550          $   62,321          $   23,339            $   118,679          $   28,913
____________________________________________________________________________________________________________________________________

     $   43,508               $   27,199          $   70,471          $   20,360            $   129,685          $   26,323
            (28)                     273                   -               1,823                  1,606                   -

         (4,343)                  (2,689)            (12,321)                497                 (8,701)               (737)

          3,345                     (233)              4,171                 659                 (3,911)              3,327
____________________________________________________________________________________________________________________________________

     $   42,482               $   24,550          $   62,321          $   23,339            $   118,679          $   28,913
____________________________________________________________________________________________________________________________________

     $   17,927               $    4,857          $   11,213                 N/A            $     1,875                 N/A
          9,991                    1,531                 947                 N/A                  2,238                 N/A
          5,333                    2,218              15,510                 N/A                  1,269                 N/A
          9,231                   15,944              34,651          $   23,339                113,297          $   28,913
____________________________________________________________________________________________________________________________________

      1,133,830                  341,340           1,109,832                 N/A                168,715                 N/A
        645,493                  109,669              96,024                 N/A                205,471                 N/A
        334,104                  154,820           1,523,240                 N/A                113,253                 N/A
        573,385                1,097,881           3,383,262           2,247,619             10,055,833           3,093,116
____________________________________________________________________________________________________________________________________

     $    15.81               $    14.23          $    10.10                 N/A            $     11.12                 N/A
____________________________________________________________________________________________________________________________________

     $    16.77               $    15.10          $    10.72                 N/A            $     11.80                 N/A
____________________________________________________________________________________________________________________________________

     $    15.48               $    13.96          $     9.86                 N/A            $     10.89                 N/A
____________________________________________________________________________________________________________________________________

     $    15.96               $    14.33          $    10.18                 N/A            $     11.20                 N/A
____________________________________________________________________________________________________________________________________

     $    16.10               $    14.52          $    10.24          $    10.38            $     11.27          $     9.35
____________________________________________________________________________________________________________________________________

                                                                 63

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED JULY 31, 2008

___________________________________________________________________________________________________________________________________________

                                                                                                     Old Mutual            Old Mutual
                                                                                                      Analytic              Analytic
                                                                                                        Fund              Global Fund
___________________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                           $ 15,968                $ 802
   Interest                                                                                               2,645                  140
   Less: Foreign Taxes Withheld                                                                               -                  (46)
___________________________________________________________________________________________________________________________________________

      Total Investment Income                                                                            18,613                  896
___________________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                        7,658                  386
   Administration Fees                                                                                      761                   33
   Trustees' Fees                                                                                           152                    8
   Custodian Fees                                                                                           147                   91
   Professional Fees                                                                                        274                   54
   Registration and SEC Fees                                                                                154                   74
   Printing Fees                                                                                            245                    9
   Transfer Agent Fees                                                                                    1,359                   81
   Website Fees                                                                                              23                    1
   Offering Costs                                                                                             -                    -
   Distribution and Service Fees:
      Class A Service Fees                                                                                1,095                   36
      Class C Service Fees                                                                                  629                   40
      Class C Distribution (12b-1 Fees)                                                                   1,886                  119
   Dividend Expense on Securities Sold Short                                                              3,175                  138
   Pricing Fees                                                                                               7                   31
   Interest Expense on Securities Sold Short                                                              1,003                   21
   Other Expenses                                                                                            73                   18
___________________________________________________________________________________________________________________________________________

      Total Expenses                                                                                     18,641                1,140
___________________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                                                         (1,660)                (222)
   Expense Reduction (1)                                                                                    (44)                  (1)
___________________________________________________________________________________________________________________________________________

     Net Expenses                                                                                        16,937                  917
___________________________________________________________________________________________________________________________________________

   Net Investment Income (Loss)                                                                           1,676                  (21)
___________________________________________________________________________________________________________________________________________

   Net Increase from Payment by Affiliate (3)                                                                 -                    -
   Net Realized Gain (Loss) from Investment Transactions (including Securities Sold Short)              (17,147)              (3,729)
   Net Realized Gain (Loss) on Foreign Currency Transactions                                            (22,482)                 (79)
   Net Realized Loss on Futures Contracts                                                               (65,808)              (3,763)
   Net Realized Gain on Written Option Contracts                                                         53,521                1,912
   Net Change in Unrealized Appreciation (Depreciation) on
      Investments (including Securities Sold Short)                                                     (64,856)                (463)
   Net Change in Unrealized Appreciation (Depreciation) on
      Forward Foreign Currency Contracts and Foreign Currency Transactions                                1,831                   11
   Net Change in Unrealized Appreciation on Futures Contracts                                             7,904                  447
   Net Change in Unrealized Depreciation on Written Option Contracts                                     (7,220)                (404)
___________________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Gain (Loss) on Investments                                              (114,257)              (6,068)
___________________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Resulting from Operations                                        $(112,581)             $(6,089)
___________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

(*) The Old Mutual International Bond and Old Mutual Provident Mid-Cap Growth Fund both commenced operations on November 19, 2007.

(1) All expense reductions are for transfer agent expenses. See note 2.

(2) Includes $10,199 of net realized gains resulting from a redemption in kind for Old Mutual Copper Rock Emerging Growth Fund.

(3) See Note 2.

The accompanying notes are an integral part of the financial statements.

                                                                 64

____________________________________________________________________________________________________________________________________

                               Old Mutual          Old Mutual                                                    Old Mutual
     Old Mutual                Clay Finlay         Copper Rock        Old Mutual            Old Mutual            Provident
     Clay Finlay                Emerging            Emerging         International         International           Mid-Cap
     China Fund               Markets Fund         Growth Fund        Bond Fund*            Equity Fund          Growth Fund*
____________________________________________________________________________________________________________________________________

       $  1,367                  $   831             $   264              $   27               $  2,849             $    69
              2                        7                   -                 708                    241                   -
              -                      (46)                 (1)                 (1)                  (337)                  -
____________________________________________________________________________________________________________________________________

          1,369                      792                  263                734                  2,753                  69
____________________________________________________________________________________________________________________________________

            929                      315                 725                 111                    914                 193
             67                       27                  79                  19                     90                  20
             13                        6                  17                   4                     12                   4
             57                       33                  20                   4                     51                   3
             40                       19                  38                  15                     61                  16
             71                       56                 121                   6                     64                   6
             26                        7                  30                   1                      6                   2
            161                       63                 164                   4                     46                   4
              2                        -                   2                   -                      -                   -
              -                        -                   -                  29                      -                  26

             65                       13                  81                   -                      6                   -
             37                        5                   2                   -                      6                   -
            111                       14                   6                   -                     17                   -
              -                        -                   -                   -                      -                   -
             16                       26                   3                   7                     28                   1
              -                        -                   -                   -                      -                   -
             20                       17                  21                   5                     18                   5
____________________________________________________________________________________________________________________________________

          1,615                      601               1,309                 205                  1,319                 280
____________________________________________________________________________________________________________________________________

           (249)                    (173)               (172)                (31)                  (307)                (47)
             (4)                      (1)                 (5)                  -                     (1)                  -
____________________________________________________________________________________________________________________________________

          1,362                      427               1,132                 174                  1,011                 233
____________________________________________________________________________________________________________________________________

              7                      365                (869)                560                  1,742                (164)
____________________________________________________________________________________________________________________________________

              -                        6                   1                   -                      -                   -
            621                   (2,696)               (217) (2)          1,201                 (8,620)               (612)
             20                      (85)                  -               1,290                    (43)                  -
              -                        -                   -                   -                      -                   -
              -                        -                   -                   -                      -                   -

        (10,023)                  (2,043)             (5,848)                806                 (5,302)              3,327

             (3)                       1                   -                (147)                     1                   -
              -                        -                   -                   -                      -                   -
              -                        -                   -                   -                      -                   -
____________________________________________________________________________________________________________________________________

         (9,385)                  (4,817)             (6,064)              3,150                (13,964)              2,715
____________________________________________________________________________________________________________________________________

       $ (9,378)                 $(4,452)            $(6,933)             $3,710               $(12,222)            $ 2,551
____________________________________________________________________________________________________________________________________

                                                                 65

STATEMENTS OF CHANGES IN NET ASSETS (000)

____________________________________________________________________________________________________________________________________________________________

                                                                                                     Old Mutual                          Old Mutual
                                                                                                      Analytic                         Analytic Global
                                                                                                       Fund                                 Fund
____________________________________________________________________________________________________________________________________________________________

                                                                                           8/1/07 to         8/1/06 to          8/1/07 to        8/1/06 to
                                                                                            7/31/08           7/31/07            7/31/08          7/31/07
____________________________________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income (Loss)                                                           $    1,676       $    3,121           $    (21)          $    67
   Net Increase from Payment by Affiliates (3)                                                     -                -                  -                 -
   Net Realized Gain (Loss) from Investments (including Securities Sold Short),
      Written Option Contracts, Futures Contracts, Forward Foreign Currency
      Contracts and Foreign Currency Transactions                                            (51,916)          15,709             (5,659)              829
   Net Change in Unrealized Appreciation (Depreciation) on
      Investments (including Securities Sold Short),
      Forward Foreign Currency Contracts, Foreign Currency Transactions,
      Futures Contracts, and Written Option Contracts                                        (62,341)          47,786               (409)             (661)
____________________________________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                          (112,581)          66,616             (6,089)              235
____________________________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class A                                                                                 (6,464)            (538)              (107)               (4)
      Class C                                                                                 (4,772)             (13)              (180)               (1)
      Class Z                                                                                 (1,127)            (317)                (3)                -
      Institutional Class                                                                       (332)             (19)               (13)               (9)
   Net Realized Gains from Investment Transactions:
      Class A                                                                                (24,205)               -               (567)                -
      Class C                                                                                (14,546)               -               (668)                -
      Class Z                                                                                 (4,676)               -                (19)                -
      Institutional Class                                                                     (1,345)               -                (99)                -
____________________________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                         (57,467)            (887)            (1,656)              (14)
____________________________________________________________________________________________________________________________________________________________

Capital Share Transactions:
   Class A
   Shares Issued                                                                             144,569          389,014              9,941            24,960
   Shares Issued upon Reinvestment of Distributions                                           22,563              340                280                 4
   Redemption Fees                                                                                 9               25                  -                 -
   Shares Redeemed                                                                          (398,594)        (109,542)           (22,590)             (713)
____________________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                                                 (231,453)         279,837            (12,369)           24,251
____________________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                                                              44,940          166,681              4,241            19,429
   Shares Issued upon Reinvestment of Distributions                                            6,844                3                363                 1
   Redemption Fees                                                                                 -                1                  -                 -
   Shares Redeemed                                                                          (178,863)         (49,204)            (9,272)             (379)
____________________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                                                 (127,079)         117,481             (4,668)           19,051
____________________________________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                                                              13,094           18,925                 80               529
   Shares Issued upon Reinvestment of Distributions                                            5,672              310                 22                 -
   Shares Redeemed                                                                           (73,642)         (41,544)                (9)               (6)
____________________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                                                  (54,876)         (22,309)                93               523
____________________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                                               5,930           28,811                  -                 -
   Shares Issued upon Reinvestment of Distributions                                            1,673               19                112                 9
   Shares Redeemed                                                                            (7,755)            (504)                 -                 -
____________________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions                                         (152)          28,326                112                 9
____________________________________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions               (413,560)         403,335            (16,832)           43,834
____________________________________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                  (583,608)         469,064            (24,577)           44,055
____________________________________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                  1,114,553          645,489             46,934             2,879
____________________________________________________________________________________________________________________________________________________________

      End of Period                                                                       $  530,945       $1,114,553           $ 22,357           $46,934
____________________________________________________________________________________________________________________________________________________________

   Undistributed (Distribution in Excess of)
      Net Investment Income/(Accumulated Net Investment Loss)                             $   (7,768)      $    6,766           $    (29)          $    35
____________________________________________________________________________________________________________________________________________________________

*   Inception date of the Fund.

Amounts designated as "-" are either $0 or have been rounded to $0.

(1) During the year ended July 31, 2008, the Old Mutual Copper Rock Emerging Growth Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $50,385 on the date of redemption.

(2) During the year ended July 31, 2008, the Old Mutual Clay Finlay Emerging Markets Fund, Old Mutual International Bond Fund, Old
    Mutual International Equity Fund and Old Mutual Provident Mid-Cap Growth Fund received from new shareholders portfolio securities and cash valued at $25,767, $22,766, $94,796 and $25,276, respectively, on the date of the subscription.

(3) See Note 2.

The accompanying notes are an integral part of the financial statements.

                                                                 66

______________________________________________________________________________________________________________________________________________________

        Old Mutual                   Old Mutual                   Old Mutual                Old Mutual            Old Mutual            Old Mutual
        Clay Finlay             Clay Finlay Emerging        Copper Rock Emerging           International         International       Provident Mid-Cap
        China Fund                  Markets Fund                  Growth Fund               Bond Fund             Equity Fund          Growth Fund
______________________________________________________________________________________________________________________________________________________

  8/1/07 to      8/1/06 to      8/1/07 to      8/1/06 to      8/1/07 to      8/1/06 to     11/19/07* to      8/1/07 to     8/1/06 to   11/19/07* to
   7/31/08        7/31/07        7/31/08        7/31/07        7/31/08        7/31/07        7/31/08          7/31/08       7/31/07      7/31/08
______________________________________________________________________________________________________________________________________________________

  $      7       $    214        $   365        $     5       $   (869)      $   (923)       $   560         $  1,742       $   105      $  (164)
         -              -              6              -              1              -              -                -             -            -

       641         10,964         (2,781)           838           (217)         8,924          2,491           (8,663)          687         (612)

   (10,026)        12,164         (2,042)         1,697         (5,848)        10,295            659           (5,301)        1,127        3,327
______________________________________________________________________________________________________________________________________________________

    (9,378)        23,342         (4,452)         2,540         (6,933)        18,296          3,710          (12,222)        1,919        2,551
______________________________________________________________________________________________________________________________________________________

       (46)           (63)             -             (1)             -              -              -               (7)           (4)           -
       (78)            (7)             -              -              -              -              -              (13)           (3)           -
        (3)            (1)             -              -              -              -              -               (2)            -            -
         -            (63)             -             (4)             -              -           (545)            (173)          (54)           -

    (5,842)          (494)          (110)           (49)        (2,997)             -              -              (18)          (14)           -
    (3,380)          (127)           (44)           (17)           (75)             -              -              (17)          (12)           -
    (1,497)            (8)           (49)             -           (169)             -              -               (8)            -            -
    (4,804)          (353)          (612)          (107)        (2,078)             -              -             (661)         (174)           -
______________________________________________________________________________________________________________________________________________________

   (15,650)        (1,116)          (815)          (178)        (5,319)             -           (545)            (899)         (261)           -
______________________________________________________________________________________________________________________________________________________

    13,134         30,813          3,564          4,632         24,752         19,141              -            2,344         1,984            -
     4,289            380             72             26          1,884              -              -               17            18            -
         -              -              -              -              3              1              -                -             -            -
   (16,213)       (16,962)        (2,593)        (1,372)       (41,298)        (9,888)             -           (2,111)         (273)           -
______________________________________________________________________________________________________________________________________________________

     1,210         14,231          1,043          3,286        (14,659)         9,254              -              250         1,729            -
______________________________________________________________________________________________________________________________________________________

     6,819         14,603            971          1,356            820            270              -            2,120         1,252            -
     1,736             86             27             13             45              -              -               11             9            -
         1              2              -              -              -              -              -                -             -            -
    (8,618)        (3,634)          (828)           (91)          (163)          (226)             -             (644)         (130)           -
______________________________________________________________________________________________________________________________________________________

       (62)        11,057            170          1,278            702             44              -            1,487         1,131            -
______________________________________________________________________________________________________________________________________________________

     8,593          4,818          2,734            942         17,455            521              -              736         1,004            -
     1,466              7             47              -            169              -              -               10             -            -
    (5,027)        (1,709)        (1,220)            (3)        (1,414)             -              -             (214)          (20)           -
______________________________________________________________________________________________________________________________________________________

     5,032          3,116          1,561            939         16,210            521              -              532           984            -
______________________________________________________________________________________________________________________________________________________

        23            165         26,588 (2)          7         33,502         20,324         26,348 (2)      127,568 (2)     2,818       29,007 (2)
     4,804            416            613            111          2,077              -            544              814           228            -
   (10,650)           (29)       (11,352)             -        (66,883) (1)   (15,765)        (6,718)         (13,259)          (52)      (2,645)
______________________________________________________________________________________________________________________________________________________

    (5,823)           552         15,849            118        (31,304)         4,559         20,174          115,123         2,994       26,362
______________________________________________________________________________________________________________________________________________________

       357         28,956         18,623          5,621        (29,051)        14,378         20,174          117,392         6,838       26,362
______________________________________________________________________________________________________________________________________________________

   (24,671)        51,182         13,356          7,983        (41,303)        32,674         23,339          104,271         8,496       28,913
______________________________________________________________________________________________________________________________________________________

    67,153         15,971         11,194          3,211        103,624         70,950              -           14,408         5,912            -
______________________________________________________________________________________________________________________________________________________

  $ 42,482       $ 67,153        $24,550        $11,194       $ 62,321       $103,624        $23,339         $118,679       $14,408      $28,913
______________________________________________________________________________________________________________________________________________________

  $    (28)      $    118        $   273        $    (7)      $      -       $      -        $ 1,823         $  1,606       $    61      $     -
______________________________________________________________________________________________________________________________________________________

                                                                 67

STATEMENTS OF CASH FLOWS (000)
FOR THE YEAR ENDED JULY 31, 2008

___________________________________________________________________________________________________________________________________________

                                                                                                     Old Mutual            Old Mutual
                                                                                                      Analytic           Analytic Global
                                                                                                        Fund                   Fund
___________________________________________________________________________________________________________________________________________

   Cash Flows Provided from (used in) Operating Activities:
      Interest and Dividends Received (Excludes Amortization of $2,026 and $122, respectively)      $    11,601             $    771
      Purchases of Long-term Portfolio Investments                                                   (1,497,058)             (98,477)
      Proceeds from Sales of Long-term Portfolio Investments                                          1,947,859              114,087
      Net Cash used for Futures Transactions                                                            (49,459)              (3,124)
      Net Gain/Loss on Foreign Currency Transactions                                                    (20,651)                 (79)
      Net Decrease in Short-term Investments                                                             71,863                3,393
      Net Cash used in Short Sales Transactions                                                         (64,896)              (2,280)
      Net Increase (Decrease) in Payable Due to Custodian                                                 2,813                  (12)
      Interest Expense Paid                                                                              (1,003)                 (21)
      Net Cash Provided by Written Option Contracts                                                      58,543                2,238
      Operating Expenses Paid                                                                           (16,136)                (807)
___________________________________________________________________________________________________________________________________________

   Net Cash Provided from Operating Activities                                                          443,476               15,689
___________________________________________________________________________________________________________________________________________

   Cash Flows Provided from (used in) Financing Activities:
      Decrease in Shares of Beneficial Interest Sold                                                   (442,130)             (16,450)
      Cash Dividends Paid, Excluding Reinvestment of $36,752 and $777, respectively                     (20,715)                (879)
      Decrease in Deposits with Brokers for Collateral                                                   19,820                1,792
___________________________________________________________________________________________________________________________________________

   Net Cash used from Financing Activities                                                             (443,025)             (15,537)
___________________________________________________________________________________________________________________________________________

   Net Increase in Cash                                                                                     451                  152
   Cash at Beginning of Year                                                                                 79                   10
___________________________________________________________________________________________________________________________________________

   Cash at End of Year                                                                              $       530             $    162
___________________________________________________________________________________________________________________________________________

Reconciliation of Net Decrease in Net Assets from Operations to
   Net Cash Provided from Operating Activities:
   Net Decrease in Net Assets Resulting from Operations                                             $  (112,581)            $ (6,089)
___________________________________________________________________________________________________________________________________________

   Decrease in Investments                                                                              546,303               21,252
   Return of Capital on Investments                                                                           -                  (22)
   Accretion of Discount on Investments                                                                  (2,026)                (122)
   Increase in Dividends and Interest Receivable                                                         (4,986)                  (3)
   Decrease in Proceeds for Written Option Contracts                                                      1,099                   39
   Increase in Written Option Contracts Payable                                                           6,121                  365
   Increase in Variation Margin Payable                                                                   6,935                  192
   Increase (Decrease) in Prepaid Expenses                                                                  (26)                  38
   Increase (Decrease) in Payable due to Custodian                                                        2,813                  (12)
   Increase (Decrease) in Accrued Expenses                                                                 (176)                  51
___________________________________________________________________________________________________________________________________________

   Total Adjustments                                                                                    556,057               21,778
___________________________________________________________________________________________________________________________________________

   Net Cash Provided from Operating Activities                                                      $   443,476             $ 15,689
___________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 68

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                          Ratio of
                                                                                                                                                                          Expenses
                                            Realized                                                                                                                   to Average Net  Ratio of Net
                    Net                       and                                                                           Net                   Net                      Assets       Investment
                   Asset          Net      Unrealized                          Dividends   Distributions     Total         Asset                Assets      Ratio        (Excluding       Income
                   Value      Investment     Gains                    Total     from Net      from          Dividends      Value                 End     of Expenses     Waivers and      (Loss)     Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital          and           End     Total     of Period  to Average        Expense       to Average  Turnover
                 of Period      (Loss)*   Securities*     Fees     Operations    Income       Gains       Distributions  of Period  Return†     (000)    Net Assets††    Reductions)††   Net Assets††    Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ANALYTIC FUND (1)

   Class A
   2008            $14.51      $  0.05      $(1.80)       $ -       $(1.75)     $(0.18)      $(0.70)         $(0.88)      $11.88    (12.60)%   $285,305   1.92% (5)          2.13%         0.40%      171.50%
   2007             13.21         0.08        1.24          -         1.32       (0.02)           -           (0.02)       14.51      9.99%     607,810   1.54% (5)          1.96%         0.55%      183.98%
   2006 (4)         12.84         0.05        0.32#         -         0.37           -            -               -        13.21      2.88%#    295,095   1.51% (5)          2.18%         0.57%       59.61%
   2005 (2)         12.30         0.05        1.09          -         1.14       (0.27)       (0.33)          (0.60)       12.84      9.27%     129,960   1.98% (5)          2.06%         0.64%       81.00%

   Class C
   2008            $14.32      $ (0.04)     $(1.77)       $ -       $(1.81)     $(0.22)      $(0.70)         $(0.92)      $11.59    (13.23)%   $158,508   2.65% (5)          2.85%        (0.34)%     171.50%
   2007             13.11        (0.03)       1.24          -         1.21           -            -               -        14.32      9.24%     340,569   2.29% (5)          2.67%        (0.19)%     183.98%
   2006 (4)         12.81        (0.01)       0.31#         -         0.30           -            -               -        13.11      2.34%#    202,766   2.26% (5)          2.86%        (0.17)%      59.61%
   2005 (2)         12.30        (0.01)       1.09          -         1.08       (0.24)       (0.33)          (0.57)       12.81      8.78%      86,752   2.61% (5)          2.68%        (0.09)%      81.00%

   Class Z (3)
   2008            $14.54      $  0.09      $(1.82)       $ -       $(1.73)     $(0.17)      $(0.70)         $(0.87)      $11.94    (12.46)%   $ 58,107   1.64% (5)          1.86%         0.68%      171.50%
   2007             13.21         0.12        1.24          -         1.36       (0.03)           -           (0.03)       14.54     10.33%     130,928   1.29% (5)          1.66%         0.84%      183.98%
   2006 (4)         12.82         0.06        0.33#         -         0.39           -            -               -        13.21      3.04%#    140,795   1.26% (5)          1.82%         0.72%       59.61%
   2005             11.66         0.10        1.69          -         1.79       (0.30)       (0.33)          (0.63)       12.82     15.36%     227,265   1.36% (5)          1.44%         0.78%       81.00%
   2004             11.10         0.09        0.99          -         1.08       (0.19)       (0.33)          (0.52)       11.66      9.87%      57,171   1.17% (5)          1.70%         0.75%      152.00%
   2003              9.09         0.08        2.01          -         2.09       (0.08)           -           (0.08)       11.10     23.13%      44,693   1.30% (5)          2.27%         0.79%      241.00%

   Institutional Class
   2008            $14.54       $ 0.09      $(1.81)       $ -       $(1.72)     $(0.16)      $(0.70)         $(0.86)      $11.96    (12.33)%   $ 29,025   1.63% (5)          1.89%         0.70%      171.50%
   2007             13.21         0.12        1.24          -         1.36       (0.03)           -           (0.03)       14.54     10.34%      35,246   1.24% (5)          1.60%         0.82%      183.98%
   2006 (4)         12.82         0.08        0.31#         -         0.39           -            -               -        13.21      3.04%#      6,833   1.21% (5)          2.11%         0.97%       59.61%
   2005***          13.45         0.01       (0.10)         -        (0.09)      (0.21)       (0.33)          (0.54)       12.82     (0.63)%          2   1.27% (5)          2.12%         1.55%       81.00%

________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ANALYTIC GLOBAL FUND^^

   Class A
   2008            $11.36       $  0.01     $(1.68)       $ -       $(1.67)     $(0.07)      $(0.40)         $(0.47)      $ 9.22    (15.12)%   $  8,606   2.41%†††           2.96%         0.07%      268.22%
   2007             10.05          0.08       1.25          -         1.33       (0.02)           -           (0.02)       11.36     13.27%      24,417   2.55%†††           3.19%         0.68%      173.28%
   2006             10.00         (0.02)      0.07          -         0.05           -            -               -        10.05      0.50%         257   2.80%†††          12.44%        (1.19)%      19.97%

   Class C
   2008            $11.26       $ (0.05)    $(1.67)       $ -       $(1.72)     $(0.10)      $(0.40)         $(0.50)      $ 9.04    (15.76)%   $ 10,799   3.19%†††           3.74%        (0.54)%     268.22%
   2007             10.03         (0.02)      1.25          -         1.23           -            -               -        11.26     12.30%      19,136   3.30%†††           4.07%        (0.16)%     173.28%
   2006             10.00         (0.03)      0.06          -         0.03           -            -               -        10.03      0.30%         111   3.55%†††          24.73%        (1.87)%      19.97%

   Class Z
   2008            $11.38       $  0.18     $(1.82)       $ -       $(1.64)     $(0.06)      $(0.40)         $(0.46)      $ 9.28    (14.83)%   $    515   2.22%†††           6.98%         1.75%      268.22%
   2007             10.04          0.15       1.21          -         1.36       (0.02)           -           (0.02)       11.38     13.52%         526   2.30%†††          17.92%         1.28%      173.28%
   2006             10.00             -       0.04          -         0.04           -            -               -        10.04      0.40%           1   2.55%†††         612.91%        (0.27)%      19.97%

   Institutional Class
   2008            $11.40       $  0.18     $(1.80)       $ -       $(1.62)     $(0.05)      $(0.40)         $(0.45)      $ 9.33    (14.64)%   $  2,437   1.91%†††           3.18%         1.78%      268.22%
   2007             10.05          0.11       1.27          -         1.38       (0.03)           -           (0.03)       11.40     13.79%       2,855   2.00%†††           3.71%         0.96%      173.28%
   2006             10.00             -       0.05          -         0.05           -            -               -        10.05      0.50%       2,510   2.26%†††           6.77%        (0.01)%      19.97%
________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 69

FINANCIAL HIGHLIGHTS - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                          Ratio of
                                                                                                                                                                          Expenses
                                            Realized                                                                                                                   to Average Net  Ratio of Net
                    Net                       and                                                                           Net                   Net                      Assets       Investment
                   Asset          Net      Unrealized                          Dividends   Distributions     Total         Asset                Assets      Ratio        (Excluding       Income
                   Value      Investment     Gains                    Total     from Net      from          Dividends      Value                 End     of Expenses     Waivers and      (Loss)     Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital          and           End     Total     of Period  to Average        Expense       to Average  Turnover
                 of Period      (Loss)*   Securities*     Fees     Operations    Income       Gains       Distributions  of Period  Return†     (000)    Net Assets††   Reductions)††   Net Assets††    Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL CLAY FINLAY CHINA FUND^

   Class A
   2008            $22.46       $(0.01)     $(1.73)       $   -     $(1.74)     $(0.03)      $(4.88)         $(4.91)      $15.81    (13.91)%    $17,927     2.02%            2.34%        (0.06)%     178.32%
   2007             13.23         0.06        9.59            -       9.65       (0.05)       (0.37)          (0.42)       22.46     73.81%      25,976     2.10%            2.42%         0.31%      193.08%
   2006             10.00         0.01        3.22            -       3.23           -            -               -        13.23     32.30%       2,532     2.10%            6.65%         0.12%       50.80%

   Class C
   2008            $22.26       $(0.17)     $(1.64)       $   -     $(1.81)     $(0.09)      $(4.88)         $(4.97)      $15.48    (14.49)%    $ 9,991     2.77%            3.15%        (0.85)%     178.32%
   2007             13.18        (0.06)       9.52         0.01       9.47       (0.02)       (0.37)          (0.39)       22.26     72.67%      15,497     2.85%            3.33%        (0.33)%     193.08%
   2006             10.00        (0.06)       3.24            -       3.18           -            -               -        13.18     31.80%         793     2.85%           11.53%        (0.76)%      50.80%

   Class Z
   2008            $22.55       $ 0.04      $(1.74)       $   -     $(1.70)     $(0.01)      $(4.88)         $(4.89)      $15.96    (13.64)%    $ 5,333     1.76%            2.55%         0.21%      178.32%
   2007             13.25         0.02        9.71            -       9.73       (0.06)       (0.37)          (0.43)       22.55     74.36%       3,377     1.85%            5.59%         0.12%      193.08%
   2006             10.00        (0.03)       3.28            -       3.25           -            -               -        13.25     32.50%          24     1.85%          259.40%        (0.46)%      50.80%

   Institutional Class
   2008            $22.65       $ 0.13      $(1.80)       $   -     $(1.67)     $    -       $(4.88)         $(4.88)      $16.10    (13.41)%    $ 9,231     1.47%            1.76%         0.62%      178.32%
   2007             13.27         0.19        9.63            -       9.82       (0.07)       (0.37)          (0.44)       22.65     74.91%      22,303     1.55%            1.75%         1.06%      193.08%
   2006             10.00         0.08        3.19            -       3.27           -            -               -        13.27     32.70%      12,622     1.55%            2.58%         1.07%       50.80%

________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND^

   Class A
   2008            $15.74       $ 0.12      $(1.26)       $   -     $(1.14)     $    -       $(0.37)         $(0.37)      $14.23     (7.69)%    $ 4,857     2.03%             2.65%        0.72%      110.64%
   2007             11.08        (0.04)       5.14            -       5.10       (0.01)       (0.43)          (0.44)       15.74     46.67%       4,474     2.10%             3.08%       (0.25)%      97.77%
   2006             10.00        (0.01)       1.09            -       1.08           -            -               -        11.08     10.80%         346     2.10%            21.06%       (0.22)%      82.86%

   Class C
   2008            $15.58       $(0.01)     $(1.24)       $   -     $(1.25)     $    -       $(0.37)         $(0.37)      $13.96     (8.48)%    $ 1,531     2.75%             4.37%       (0.03)%     110.64%
   2007             11.04        (0.14)       5.12            -       4.98       (0.01)       (0.43)          (0.44)       15.58     45.70%       1,588     2.85%             6.57%       (0.98)%      97.77%
   2006             10.00        (0.07)       1.11            -       1.04           -            -               -        11.04     10.40%          85     2.85%            55.88%       (1.05)%      82.86%

   Class Z
   2008            $15.82       $ 0.18      $(1.30)       $   -     $(1.12)     $    -       $(0.37)         $(0.37)      $14.33     (7.52)%    $ 2,218     1.79%             3.19%        1.12%      110.64%
   2007             11.10         0.04        5.11            -       5.15           -        (0.43)          (0.43)       15.82     47.04%       1,013     1.85%            12.56%        0.26%       97.77%
   2006             10.00        (0.01)       1.11            -       1.10           -            -               -        11.10     11.00%           1     1.85%         1,988.70%       (0.18)%      82.86%

   Institutional Class
   2008            $15.93       $ 0.28      $(1.32)       $   -     $(1.04)     $    -       $(0.37)         $(0.37)      $14.52     (6.96)%    $15,944     1.29%             1.73%        1.67%      110.64%
   2007             11.13         0.07        5.17            -       5.24       (0.01)       (0.43)          (0.44)       15.93     47.79%       4,119     1.35%             2.13%        0.49%       97.77%
   2006             10.00         0.02        1.11            -       1.13           -            -               -        11.13     11.30%       2,779     1.35%             4.28%        0.32%       82.86%
________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 70

                                                                                                                                                                          Ratio of
                                                                                                                                                                          Expenses
                                            Realized                                                                                                                   to Average Net  Ratio of Net
                    Net                       and                                                                           Net                   Net                      Assets       Investment
                   Asset          Net      Unrealized                          Dividends   Distributions     Total         Asset                Assets      Ratio        (Excluding       Income
                   Value      Investment     Gains                    Total     from Net      from          Dividends      Value                 End     of Expenses     Waivers and      (Loss)     Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital          and           End     Total     of Period  to Average        Expense       to Average  Turnover
                 of Period      (Loss)*   Securities*     Fees     Operations    Income       Gains       Distributions  of Period  Return†     (000)    Net Assets††   Reductions)††   Net Assets††    Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND^^^

   Class A
   2008            $12.90       $(0.16)     $(1.71)       $ -       $(1.87)     $    -       $(0.93)         $(0.93)      $10.10     (16.08)%   $ 11,213    1.67%            1.88%        (1.33)%     260.79%
   2007             10.52        (0.16)       2.54          -         2.38           -            -               -        12.90      22.62%      35,890    1.55%            1.85%        (1.32)%     169.81%
   2006             10.00        (0.13)       0.65          -         0.52           -            -               -        10.52       5.20%      20,814    1.55%            2.97%        (1.15)%     282.22%
   2005             10.00            -           -          -            -           -            -               -        10.00       0.00%       2,500       ‡‡                ‡‡             ‡‡           ‡‡

   Class C
   2008            $12.70       $(0.24)     $(1.67)       $ -       $(1.91)     $    -       $(0.93)         $(0.93)      $ 9.86     (16.67)%   $    947    2.42%            5.22%        (2.09)%     260.79%
   2007             10.43        (0.24)       2.51          -         2.27           -            -               -        12.70      21.76%         511    2.30%            7.42%        (2.06)%     169.81%
   2006             10.00        (0.21)       0.64          -         0.43           -            -               -        10.43       4.30%         384    2.30%           15.96%        (1.89)%     282.22%
   2005             10.00            -           -          -            -           -            -               -        10.00       0.00%           -       ‡‡                ‡‡             ‡‡           ‡‡

   Class Z***
   2008            $12.97       $(0.13)     $(1.73)       $ -       $(1.86)     $    -       $(0.93)         $(0.93)      $10.18     (15.90)%   $ 15,510    1.42%            1.65%        (1.11)%     260.79%
   2007             10.55        (0.15)       2.57          -         2.42           -            -               -        12.97      22.94%         557    1.30%           12.38%        (1.12)%     169.81%
   2006             10.46        (0.07)       0.16          -         0.09           -            -               -        10.55       0.86%           1    1.30%          787.59%        (0.93)%     282.22%

   Institutional Class
   2008            $13.01       $(0.11)     $(1.73)       $ -       $(1.84)     $    -       $(0.93)         $(0.93)      $10.24     (15.69)%   $ 34,651    1.17%            1.35%        (0.85)%     260.79%
   2007             10.56        (0.10)       2.55          -         2.45           -            -               -        13.01      23.20%      66,666    1.10%            1.21%        (0.86)%     169.81%
   2006             10.00        (0.08)       0.64          -         0.56           -            -               -        10.56       5.60%      49,751    1.10%            1.71%        (0.70)%     282.22%
   2005             10.00            -           -          -            -           -            -               -        10.00       0.00%           -       ‡‡                ‡‡             ‡‡           ‡‡
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL INTERNATIONAL BOND FUND (6)

   Institutional Class
   2008            $10.00       $ 0.22      $ 0.37        $ -       $ 0.59      $(0.21)      $    -          $(0.21)      $10.38       5.89%     $ 23,339   0.95%            1.11%          3.01%     234.18%
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL INTERNATIONAL EQUITY FUND^

   Class A
   2008            $13.51       $ 0.17      $(2.45)       $ -       $ (2.28)    $(0.03)      $(0.08)         $(0.11)      $11.12     (17.04)%   $  1,875    1.60%            2.76%         1.34%      180.69%
   2007             10.95         0.14        2.87          -          3.01      (0.10)       (0.35)          (0.45)       13.51      28.02%       2,170    1.70%            4.33%         1.05%       94.78%
   2006             10.00         0.18        0.77          -          0.95          -            -               -        10.95       9.50%         251    1.70%           30.10%         2.94%       48.74%

   Class C
   2008            $13.36       $ 0.08      $(2.42)       $ -       $ (2.34)    $(0.05)      $(0.08)         $(0.13)      $10.89     (17.72)%   $  2,238    2.34%            3.55%         0.63%      180.69%
   2007             10.91         0.04        2.86          -          2.90      (0.10)       (0.35)          (0.45)       13.36      27.03%       1,402    2.45%            6.77%         0.29%       94.78%
   2006             10.00         0.12        0.79          -          0.91          -            -             -          10.91       9.10%         170    2.45%           39.12%         1.88%       48.74%

   Class Z
   2008            $13.57       $ 0.22      $(2.49)       $ -       $ (2.27)    $(0.02)      $(0.08)         $(0.10)      $11.20     (16.88)%   $  1,269    1.34%            3.44%         1.74%      180.69%
   2007             10.97         0.19        2.85          -          3.04      (0.09)       (0.35)          (0.44)       13.57      28.23%       1,002    1.45%           13.96%         1.37%       94.78%
   2006             10.00         0.10        0.87          -          0.97          -            -               -        10.97       9.70%           1    1.45%        1,776.73%         1.59%       48.74%

   Institutional Class
   2008            $13.61       $ 0.25      $(2.49)       $ -       $ (2.24)    $(0.02)      $(0.08)         $(0.10)      $11.27     (16.61)%   $113,297    1.06%            1.32%         1.96%      180.69%
   2007             10.98         0.17        2.92          -          3.09      (0.11)       (0.35)          (0.46)       13.61      28.65%       9,834    1.20%            1.75%         1.33%       94.78%
   2006             10.00         0.12        0.86          -          0.98          -            -               -        10.98       9.80%       5,490    1.20%            2.96%         1.85%       48.74%

________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL PROVIDENT MID-CAP GROWTH FUND (6)

   Institutional Class
   2008            $10.00       $(0.05)     $(0.60)       $ -       $ (0.65)    $    -       $    -          $    -       $ 9.35     (6.50)%    $ 28,913    1.15%            1.37%        (0.80)%      72.28%
________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                 71

FINANCIAL HIGHLIGHTS - concluded

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)

*    Per share amounts for the year or period are calculated based on average outstanding shares.
***  Class commenced operations on December 9, 2005.
#    Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.
†    Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year or period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.
††   Ratios for periods less than one year have been annualized.
†††  For Old Mutual Analytic Global Fund, the ratio of expenses to average net assets includes dividend expense on securities sold short. Following is the impact of these expenses as a ratio to average net assets:

                        A         C         Z       Institutional
     ______________________________________________________________

     2008             0.39%     0.42%     0.47%         0.45%
     2007             0.46%     0.46%     0.46%         0.46%
     2006             0.79%     0.79%     0.79%         0.79%
     ______________________________________________________________

‡‡   This shareholder data is not being disclosed because the data is not believed to be meaningful due to the short operational history.
^    Fund commenced operations December 30, 2005.
^^   Fund commenced operations May 31, 2006.
^^^  Fund commenced operations July 29, 2005.

(1)  On December 9, 2005, the Old Mutual Analytic Fund (the "Fund") acquired substantially all of the assets and liabilities of the
     Analytic Defensive Equity Fund (the "Predecessor Fund"), a series of The Advisors' Inner Circle Fund. The operations of the
     Fund prior to the acquisition were those of the Predecessor Fund.
(2)  Commenced operations March 31, 2005.
(3)  The Fund's Class Z is the successor class of the Predecessor Fund's Institutional Class; the Fund's Institutional Class is new.
(4)  The Old Mutual Analytic Fund changed its fiscal year end from December 31 to July 31. 2006 amounts are for the period 1/1/06 to
     7/31/06.
(5)  For Old Mutual Analytic Fund, the ratio of expenses to average net assets includes dividend expense on securities sold short.
     Following is the impact of these expenses as a ratio to average net assets:

                        A         C         Z       Institutional
     ______________________________________________________________

     2008             0.39%     0.39%     0.39%         0.42%
     2007             0.28%     0.28%     0.28%         0.27%
     2006             0.34%     0.34%     0.27%         0.39%
     2005             0.41%     0.35%     0.24%          n/a
     2004              n/a       n/a      0.18%          n/a
     2003              n/a       n/a      0.31%          n/a
     ______________________________________________________________

(6)  Fund commenced operations on November 19, 2007.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 72

NOTES TO FINANCIAL STATEMENTS
AS OF JULY 31, 2008

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds I (the "Trust"), organized as a Delaware statutory trust on May 27, 2004, is registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers fifteen series portfolios, of which the following are covered by this Annual Report - the Old Mutual Analytic Fund (formerly the Old Mutual
Analytic Defensive Equity Fund), the Old Mutual Analytic Global Fund (formerly the Old Mutual Analytic Global Defensive Equity
Fund), the Old Mutual Clay Finlay China Fund, the Old Mutual Clay Finlay Emerging Markets Fund, the Old Mutual International Equity
Fund (collectively, the Old mutual Clay Finlay China Fund, the Old Mutual Clay Finlay Emerging Markets Fund and the Old Mutual
International Equity Fund are referred to as the "International Funds"), the Old Mutual International Bond Fund, the Old Mutual
Provident Mid-Cap Growth Fund ("Old Mutual Provident Fund") and the Old Mutual Copper Rock Emerging Growth Fund ("Old Mutual Copper
Rock Fund") (each, a "Fund" and collectively, the "Funds"). The Trust's series portfolios whose financial statements are presented separately are the Old Mutual Asset Allocation Conservative Portfolio, the Old Mutual Asset Allocation Balanced Portfolio, the Old
Mutual Asset Allocation Moderate Growth Portfolio, the Old Mutual Asset Allocation Growth Portfolio, Old Mutual VA Asset Allocation
Conservative Portfolio, the Old Mutual VA Asset Allocation Balanced Portfolio and the Old Mutual VA Asset Allocation Moderate Growth
Portfolio. In addition, the Trust has registered three other portfolios, the Old Mutual VA Asset Allocation Growth Portfolio, the
Old Mutual Analytic VA Portfolio and the Old Mutual Analytic VA Global Portfolio; however, these portfolios are not currently offered for sale. The Old Mutual Analytic Fund commenced operations on July 1, 1978, the International Funds commenced operations on
December 30, 2005, the Old Mutual Copper Rock Fund commenced operations on July 29, 2005, the Old Mutual Analytic Global Fund
commenced operations on May 31, 2006 and the Old Mutual International Bond Fund and Old Mutual Provident Fund both commenced operations on November 19, 2007.

Shareholders may purchase shares of the Funds (except Old Mutual International Bond Fund and Old Mutual Provident Fund) through four separate classes, Class A, Class C, Class Z and Institutional Class shares. Shareholders may only purchase Institutional Class shares of Old Mutual International Bond Fund and Old Mutual Provident Fund. All classes have equal rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs and shareholder services costs and each class has exclusive voting rights with respect to its distribution plan. Except for these differences, each share class of each Fund represents an equal proportionate interest in that Fund. Each Fund, except for the Old Mutual Clay Finlay
China Fund and Old Mutual International Bond Fund, is classified as a diversified management investment company. The Funds'
prospectuses provide a description of each Fund's investment objective, policies and investment strategies.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each
Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation - Investment securities of a Fund, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by
NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Board of Trustees of the
Trust (the "Board"). The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, securities are valued in accordance with Fair Value Procedures established by the Board. The
Trust's Fair Value Procedures are implemented through a Valuation Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to
Fair Valued Securities for purposes of calculating a Fund's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic

                                                                 73

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2008

data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment adviser, Old Mutual Capital, Inc. (the "Adviser"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income, dividend expense on securities sold short and distributions to shareholders are recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared and paid at least annually, if available, with the exception of the Old Mutual International Bond Fund. Dividends from net investment income for the Old Mutual
International Bond Fund are declared daily and paid monthly. Distributions of net realized capital gains, for each Fund, are generally made to shareholders annually, if available.

Foreign Withholding Taxes - The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Forward Foreign Currency Contracts - The Funds may enter into forward foreign currency contracts as hedges against specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded accordingly. The Funds realize gains and losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

Investments in Real Estate Investment Trusts ("REIT") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

TBA Purchase Commitments - The Funds may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

Mortgage Dollar Rolls - The Funds may enter into mortgage dollar rolls (principally using TBAs) in which each Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

                                                                 74

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i)  market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Futures Contracts - The Funds may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Funds will deposit securities for the initial margin with its custodian in a segregated account.
Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction.

Options - The Funds may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option.

Collateralized Mortgage Obligations (CMOs) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities.
Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation or Federal National
Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date.
Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and
REMIC certificates involves risks similar to those associated with investing in equity securities. CMOs are often highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise pre-pay their loans. Investors in these securities may not only be subject to this prepayment risk, but also may be exposed to significant market and liquidity risks. Investors in privately backed CMOs may be exposed to significant credit risk resulting from delinquencies or defaults in the loans backing the mortgage pool.

Short Sales - As is consistent with the Old Mutual Analytic Fund's and Old Mutual Analytic Global Fund's investment objectives, the
Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund may engage in short sales that are "uncovered." Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan, which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as margin will equal the current value of the security sold short, or (b) otherwise cover the Fund's short positions. The segregated assets are marked to market daily.

                                                                 75

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2008

Offering Costs - All offering costs incurred with the start up of the Funds are being amortized on a straight line basis over a period of twelve months from commencement of operations. As of July 31, 2008, the Old Mutual International Bond Fund and Old Mutual
Provident Fund have accrued offering costs of approximately $24 (000) and $21 (000), respectively.

Payments by Affiliate - During the twelve-month period ended July 31,2008, the Old Mutual Clay Finlay Emerging Markets Fund and Old
Mutual Copper Rock Emerging Growth was reimbursed by the sub-adviser for trading errors of $6,062 and $543, respectively.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately.

The Funds impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee by crediting Paid-in Capital. For the year ended July 31, 2008, the following redemption fees were collected by the Funds.

                                                                           Class A     Class C     Class Z     Institutional Class
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                   $8,762       $434        $  -               $-
Old Mutual Clay Finlay China Fund                                              81        944         471                -
Old Mutual Clay Finlay Emerging Markets Fund                                    -          -           -                -
Old Mutual Copper Rock Fund                                                 2,595          -           -                -
Old Mutual International Equity Fund                                          144         66         380                -
____________________________________________________________________________________________________________________________________

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES
   AND OTHER TRANSACTIONS WITH AFFILIATES
____________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital, Inc. is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a direct, wholly owned subsidiary of OM Group (UK) Limited, which is a direct, wholly owned subsidiary of Old Mutual plc., a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to Investment Advisory
Agreements (the "Advisory Agreements"), under which the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund, as follows:

                                                                            Management Fee                  Asset Level
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                        0.950%         N/A
Old Mutual Analytic Global Fund                                                 1.150%         Less than $1 billion
                                                                                1.125%         From $1 billion to $2 billion
                                                                                1.100%         From $2 billion to $3 billion
                                                                                1.075%         Greater than $3 billion
Old Mutual Clay Finlay China Fund                                               1.350%         Less than $1 billion
                                                                                1.325%         From $1 billion to $2 billion
                                                                                1.300%         From $2 billion to $3 billion
                                                                                1.275%         Greater than $3 billion
Old Mutual Clay Finlay Emerging Markets Fund                                    1.150%         Less than $1 billion
                                                                                1.125%         From $1 billion to $2 billion
                                                                                1.100%         From $2 billion to $3 billion
                                                                                1.075%         Greater than $3 billion
Old Mutual Copper Rock Fund                                                     0.900%         N/A
Old Mutual International Bond Fund                                              0.600%         Less than $500 Million
                                                                                0.575%         $500 Million to less than $1 billion
                                                                                0.550%         Greater than $1 billion
____________________________________________________________________________________________________________________________________

                                                                 76

                                                                            Management Fee                  Asset Level
____________________________________________________________________________________________________________________________________

Old Mutual International Equity Fund                                            1.000%         Less than $1 billion
                                                                                0.975%         From $1 billion to $2 billion
                                                                                0.950%         From $2 billion to $3 billion
                                                                                0.925%         Greater than $3 billion
Old Mutual Provident Fund                                                       0.950%         Less than $500 Million
                                                                                0.925%         $500 Million to less than $1 billion
                                                                                0.900%         Greater than $1 billion
____________________________________________________________________________________________________________________________________

Expense Limitation Agreements - In the interest of limiting expenses of the Funds, the Adviser has entered into expense limitation agreements ("Expense Limitation Agreements") pursuant to which the Adviser has agreed, in writing, to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses to a specified percentage of the
Funds' average daily net assets through the dates specified below.

The expense limitations are as follows:

                                                                                            Institutional        Expiration Date
                                                       Class A      Class C     Class Z         Class         of Expense Limitation
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                1.55%        2.30%       1.30%          1.25%         December 31, 2008 (1)
Old Mutual Analytic Global Fund                         1.95%        2.70%       1.70%          1.40%         December 31, 2008
Old Mutual Clay Finlay China Fund                       1.95%        2.70%       1.70%          1.40%         December 31, 2008 (2)
Old Mutual Clay Finlay Emerging Markets Fund            2.00%        2.75%       1.75%          1.25%         December 31, 2008 (3)
Old Mutual Copper Rock Fund                             1.67%        2.42%       1.42%          1.22%         December 31, 2008
Old Mutual International Bond Fund                       n/a          n/a         n/a           0.95%         December 31, 2008
Old Mutual International Equity Fund                    1.52%        2.27%       1.27%          1.02%         December 31, 2008 (4)
Old Mutual Provident Fund                                n/a          n/a         n/a           1.15%         December 31, 2008
____________________________________________________________________________________________________________________________________

(1)  Prior to December 9, 2007, the expense limitations in place for Class A, Class C, Class Z and Institutional Class shares of the
     Old Mutual Analytic Fund were 1.45%, 2.20%, 1.20% and 1.15%, respectively.

(2)  Prior to January 1, 2008, the expense limitations in place for Class A, Class C, Class Z and Institutional Class shares of the
     Old Mutual Clay Finlay China Fund were 2.10%, 2.85%, 1.85% and 1.55%, respectively.

(3)  Prior to January 1, 2008, the expense limitations in place for Class A, Class C, Class Z and Institutional Class shares of the
     Old Mutual Clay Finlay Emerging Markets Fund were 2.10%, 2.85%, 1.85% and 1.35%, respectively.

(4)  Prior to January 1, 2008, the expense limitations in place for Class A, Class C, Class Z and Institutional Class shares of the
     Old Mutual International Equity Fund were 1.70%, 2.45%, 1.45% and 1.20%, respectively.

Reimbursement by the Old Mutual Analytic Fund and Old Mutual Copper Rock Fund of the advisory fees waived and other expenses paid by the Adviser pursuant to the applicable Expense Limitation Agreements that expired on December 8, 2007 and July 31, 2007, respectively, may be made at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of the Fund to exceed the expense limitation. Consequently, no reimbursement by these Funds will be made unless: (i) the Fund's assets exceed $75 million; (ii) such reimbursement does not cause the operating expenses of the
Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed; and
(iii) the payment of such reimbursement was approved by the Board. Moreover, to the extent that the Adviser reimburses advisory fees or absorbs operating expenses of a Fund, the Adviser may seek payment of such amounts within two fiscal years after the fiscal year in which fees were reimbursed or absorbed.

Reimbursement by the Funds of the advisory fees waived and other expenses paid by the Adviser pursuant to the current applicable
Expense Limitation Agreements may be made up to three years after the expenses were reimbursed or absorbed if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed. At July 31, 2008, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows (000):

                                                                 77

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2008

                                                                        Expires 2009     Expires 2010     Expires 2011     Total
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                   $3,330           $1,067            $593         $4,990
Old Mutual Analytic Global Fund                                                23              163             222            408
Old Mutual Clay Finlay China Fund                                              92              148             249            489
Old Mutual Clay Finlay Emerging Markets Fund                                   85              100             173            358
Old Mutual Copper Rock Fund                                                   183                -             179            362
Old Mutual International Bond Fund                                              -                -              31             31
Old Mutual International Equity Fund                                           90              120             307            517
Old Mutual Provident Fund                                                       -                -              47             47
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

During the year ended July 31, 2008, the Adviser was reimbursed approximately $7,000 and $1,000 by the Old Mutual Copper Rock Fund
and Old Mutual International Bond Fund, respectively, for previously waived fees.

Sub-Advisory Agreements - The Trust, on behalf of the Old Mutual International Equity Fund, and the Adviser have entered into a sub-advisory agreement (the "Acadian Sub-Advisory Agreement") with Acadian Asset Management LLC ("Acadian"). Acadian is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Acadian Sub-Advisory Agreement,
Acadian is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Old Mutual International Equity Fund managed by Acadian, which is computed and paid monthly at an annual rate of 0.60%, net of
50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser and net of all breakpoints.

The Trust, on behalf of the Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund, and the Adviser have entered into sub-advisory agreements (collectively, the "Analytic Sub-Advisory Agreement") with Analytic Investors, LLC ("Analytic"). Analytic is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Analytic Sub-Advisory
Agreement, Analytic is entitled to receive from the Adviser a sub-advisory fee, which is computed and paid monthly at an annual rate of 0.70% and 0.80% for the Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund, respectively. For the Old Mutual
Analytic Global Fund, Analytic is entitled to receive the sub-advisory fee, net of 50% of any breakpoints, waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser.

The Trust, on behalf of the International Funds, and the Adviser have entered into a sub-advisory agreement (the "Clay Finlay
Sub-Advisory Agreement") with Clay Finlay LLC ("Clay Finlay"). Clay Finlay is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Clay Finlay Sub-Advisory Agreement, Clay Finlay is entitled to receive from the
Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the International Funds managed by Clay
Finlay, which is computed and paid monthly at an annual rate of 1.00%, 0.80% and 0.60% of the Old Mutual Clay Finlay China Fund, Old
Mutual Clay Finlay Emerging Markets Fund and Old Mutual International Equity Fund, respectively. For the International Funds, Clay
Finlay is entitled to receive the sub-advisory fee net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser and net of all breakpoints.

The Trust, on behalf of the Old Mutual Provident Fund, and the Adviser have entered into a sub-advisory agreement (the "Provident
Sub-Advisory Agreement") with Provident Investment Counsel, LLC ("Provident"). Provident is a majority-owned subsidiary of OMUSH.
For the services provided and expenses incurred pursuant to the Provident Sub-Advisory Agreement, Provident is entitled to receive from the Adviser a sub-advisory fee which is computed and paid monthly at an annual rate of 0.60%.

The Trust, on behalf of the Old Mutual Copper Rock Fund, and the Adviser have entered into a sub-advisory agreement (the "Copper
Rock Sub-Advisory Agreement") with Copper Rock Capital Partners, LLC ("Copper Rock"). Copper Rock is a majority-owned subsidiary of
OMUSH. For the services provided and expenses incurred pursuant to the Copper Rock Sub-Advisory Agreement, Copper Rock is entitled to receive from the Adviser a sub-advisory fee which is computed and paid monthly at an annual rate of 0.60%.

The Trust, on behalf of the Old Mutual International Bond Fund, and the Adviser have entered into a sub-advisory agreement (the
"Rogge Sub-Advisory Agreement") with Rogge Global Partners PLC ("Rogge"). Rogge is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Rogge Sub-Advisory Agreement, Rogge is entitled to receive from the Adviser a sub-advisory fee which is computed and paid monthly at an annual rate of 0.35%.

The Sub-Advisory Agreements obligate the sub-advisers to: (i) manage the investment operations of the assets managed by the sub-adviser and the composition of the investment portfolio comprising such assets, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the assets managed by the sub-adviser and to determine from time to time what investment and securities will be purchased, retained or sold on behalf of the Fund and what portion of the assets managed by the sub-adviser will be invested or held uninvested in cash;
and (iii) determine the securities to be purchased or sold on behalf of the Fund in connection with such assets and to place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Prospectuses or as the Board or the Adviser may direct from time to time, in conformity with federal securities laws.

                                                                 78

Administrative Services Agreement - The Trust and Old Mutual Fund Services (the "Administrator"), a wholly owned subsidiary of the
Adviser, entered into an Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, as follows:

      Average Daily Net Assets                               Annual Fee Rate
________________________________________________________________________________

         $0 to $500 million                                          0.10%
   > $500 million up to $1 billion                                   0.09%
   > $1 billion up to $1.5 billion                                   0.08%
           > $1.5 billion                                            0.07%
________________________________________________________________________________

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties. The
Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Bank of New York Mellon (the "Sub-Administrator") serves as sub-administrator to the Trust. The Sub-Administrator assists the
Administrator in connection with the administration of the business and affairs of the Trust. Pursuant to a sub-administration and accounting agreement (the "Sub-Administration Agreement") between the Administrator and the Sub-Administrator, the Administrator
pays the Sub-Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the
Trust, Old Mutual Funds II, Old Mutual Funds III and Old Mutual Insurance Series Fund (the "Old Mutual Complex"), of (1) 0.0475% of
the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. For funds within the Old Mutual
Complex that are managed as a "fund of funds," these fees apply only at the underlying fund level. In addition, the Administrator pays the Sub-Administrator the following annual fees: (1) $35,000 for each fund managed as a "fund of funds"; and (2) $3,000 per class in excess of three classes for each fund in the Old Mutual Complex. Certain minimum fees apply. The Sub-Administration
Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the
Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the Sub-Administrator) negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the Sub-Administrator be liable to the Administrator or any third party for special, indirect or consequential damages.

Prior to November 5, 2007, SEI Investments Global Funds Services served as the sub-administrator to the Funds (the "Former
Sub-Administrator") pursuant to a sub-administrative services agreement (the "SEI Sub-Administrative Agreement") entered into with the Administrator. Under the SEI Sub-Administrative Agreement, the Administrator paid the Former Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Old Mutual Complex of: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (B) a fee based on the aggregate number of Funds of the Old Mutual
Complex calculated at the sum of between $50,000 and $60,000 per Fund, depending on the total number of funds. The SEI
Sub-Administrative Agreement provided that the Former Sub-Administrator would not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the SEI Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Former Sub-Administrator in the performance of its duties.

Distribution Agreement - Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Adviser, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the
Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 90 days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plan for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of each Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class
A or Class C shares, which may

                                                                 79

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2008

include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current prospectus or statement of additional information with respect to Class A and Class C shares and interest and other financing costs.

The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested
Trustees from time to time.

Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Distributor will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator, Adviser or sub-advisers may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust has a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

Of the service and distribution fees the Distributor received for the year ended July 31, 2008, it retained the following:

                                                                            Service Fees (000)               Distribution Fees (000)
____________________________________________________________________________________________________________________________________

                                                                    Class A                     Class C                  Class C
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                               $-                        $220                     $661
Old Mutual Analytic Global Fund                                         -                          30                       91
Old Mutual Clay Finlay China Fund                                       2                          26                       79
Old Mutual Clay Finlay Emerging Markets Fund                            1                           3                        9
Old Mutual Copper Rock Fund                                             -                           1                        3
Old Mutual International Equity Fund                                    -                           4                       13
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Funds. From time to time, the Funds may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund.

The Bank of New York Mellon serves as the custodian for the Funds. Prior to November 19, 2007, U.S. Bank, N.A. served as the custodian for the Old Mutual Copper Rock Fund and Union Bank of California served as the custodian of the Old Mutual Analytic Fund.

The Funds have entered into a shareholder servicing agreement with the Administrator to provide shareholder support and other shareholder account-related services. The shareholder service fees are reviewed periodically and approved annually by the Board.
Shareholder service fees paid to Old Mutual Fund Services for the year ended July 31, 2008 were as follows (000):

________________________________________________________________________________

Old Mutual Analytic Fund                                                     $12
Old Mutual Analytic Global Fund                                                2
Old Mutual Clay Finlay China Fund                                             11
Old Mutual Clay Finlay Emerging Markets Fund                                   3
Old Mutual Copper Rock Fund                                                    1
Old Mutual International Bond Fund                                             -
Old Mutual International Equity Fund                                           2
Old Mutual Provident Fund                                                      -
________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 80

On September 7, 2004, the Board approved an agreement between the Funds and the Administrator to provide shareholder related web development and maintenance services. For its services for the year ended July 31, 2008, Old Mutual Fund Services received a fee of
$69,000, which was allocated to each Fund quarterly based on average net assets. Effective December 31, 2007, these services were no longer paid for by the Funds.

Officers and Trustees of the Funds who are or were officers of the Adviser, Administrator, Sub-Administrator or Distributor received no compensation from the Funds.

4. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Funds I, Old Mutual Funds II and Old Mutual
Insurance Series Fund (together, the "Trusts"), on behalf of certain series portfolios of the Trusts (the "OM Funds"), each of the
OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the OM Funds may borrow more than 10% of its assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the year ended July 31, 2008.

5. INVESTMENT TRANSACTIONS
____________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments, for the
Funds, for the year ended July 31, 2008 were as follows:

                                                                               Purchases (000)          Sales and Maturities (000)
____________________________________________________________________________________________________________________________________

                                                                       U.S. Government     Other        U.S. Government     Other
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                $      -        $1,497,058       $     -         $1,951,701
Old Mutual Analytic Global Fund                                                -            98,477             -            114,189
Old Mutual Clay Finlay China Fund                                              -           116,202             -            127,399
Old Mutual Clay Finlay Emerging Markets Fund                                   -            29,170             -             32,648
Old Mutual Copper Rock Fund                                                    -           208,941             -            196,897
Old Mutual International Bond Fund                                        22,750            36,004        23,288             36,323
Old Mutual International Equity Fund                                           -           178,223             -            154,206
Old Mutual Provident Fund                                                      -            22,423             -             20,896
____________________________________________________________________________________________________________________________________

Transactions in option contracts written in the Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund for the year ended
July 31, 2008, were as follows:

                                                                   Old Mutual Analytic Fund         Old Mutual Analytic Global Fund
____________________________________________________________________________________________________________________________________

                                                                        Number of          Premiums      Number of      Premiums
                                                                        Contracts      Received (000)    Contracts    Received (000)
____________________________________________________________________________________________________________________________________

Outstanding at July 31, 2007                                              18,250         $  17,770           469       $    803
Options written                                                          330,530           408,001        14,553         20,689
Options terminated in closing purchasing transactions                   (245,091)         (364,581)      (10,721)       (18,496)
Options expired                                                          (76,249)          (44,519)       (3,066)        (2,232)
____________________________________________________________________________________________________________________________________

Outstanding at July 31, 2008                                              27,440         $  16,671         1,235       $    764
____________________________________________________________________________________________________________________________________

                                                                 81

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2008

6. SHARE TRANSACTIONS
____________________________________________________________________________________________________________________________________

                                                                 Old Mutual              Old Mutual               Old Mutual
                                                                  Analytic             Analytic Global            Clay Finlay
                                                                   Fund                     Fund                  China Fund
____________________________________________________________________________________________________________________________________

                                                           8/1/07 to    8/1/06 to    8/1/07 to   8/1/06 to    8/1/07 to  8/1/06 to
                                                            7/31/08      7/31/07      7/31/08     7/31/07      7/31/08    7/31/07
____________________________________________________________________________________________________________________________________

Shares Issued and Redeemed (000):
   Class A
   Shares Issued                                             10,913       27,227          947       2,187          584      1,876
   Shares Issued upon Reinvestment of Distributions           1,707           24           27           -          194         22
   Shares Redeemed                                          (30,479)      (7,714)      (2,191)        (63)        (801)      (933)
____________________________________________________________________________________________________________________________________

   Total Class C Share Transactions                         (17,859)      19,537       (1,217)      2,124          (23)       965
____________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                              3,413       11,805          409       1,720          296        840
   Shares Issued upon Reinvestment of Distributions             527            -           36           -           80          5
   Shares Redeemed                                          (14,043)      (3,482)        (950)        (32)        (426)      (209)
____________________________________________________________________________________________________________________________________

   Total Institutional Class Share Transactions             (10,103)       8,323         (505)      1,688          (50)       636
____________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                                969        1,307            8          46          366        240
   Shares Issued upon Reinvestment of Distributions             428           22            2           -           66          -
   Shares Redeemed                                           (5,537)      (2,982)          (1)          -         (248)       (93)
____________________________________________________________________________________________________________________________________

   Total Class A Share Transactions                          (4,140)      (1,653)           9          46          184        147
____________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                453        1,938            -           1            1         11
   Shares Issued upon Reinvestment of Distributions             126            1           11           -          215         24
   Shares Redeemed                                             (577)         (34)           -           -         (627)        (1)
____________________________________________________________________________________________________________________________________

   Total Class Z Share Transactions                               2        1,905           11           1         (411)        34
____________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Shares Outstanding            (32,100)      28,112       (1,702)      3,859         (300)     1,782
____________________________________________________________________________________________________________________________________

*    Inception date of the Fund.

Amounts designated as "-" are either 0 or have been rounded to 0.

                                                                 82

            Old Mutual                  Old Mutual                   Old Mutual                Old Mutual               Old Mutual
            Clay Finlay                 Copper Rock                International             International              Provident
       Emerging Markets Fund               Fund                      Bond Fund                Equity Fund                 Fund
____________________________________________________________________________________________________________________________________

    8/1/07 to    8/1/06 to         8/1/07 to    8/1/06 to            11/19/07* to        8/1/07 to     8/1/06 to        11/19/07* to
     7/31/08      7/31/07           7/31/08      7/31/07               7/31/08            7/31/08      7/31/07           7/31/08
____________________________________________________________________________________________________________________________________

       216          344             2,024        1,674                     -                177          158                 -
         4            2               146            -                     -                  1            1                 -
      (163)         (93)           (3,841)        (871)                    -               (171)         (21)                -
____________________________________________________________________________________________________________________________________

        57          253            (1,671)         803                     -                  7          138                 -
____________________________________________________________________________________________________________________________________

        59           99                67           22                     -                152           98                 -
         2            1                 4            -                     -                  1            1                 -
       (53)          (6)              (15)         (19)                    -                (53)         (10)                -
____________________________________________________________________________________________________________________________________

         8           94                56            3                     -                100           89                 -
____________________________________________________________________________________________________________________________________

       163           64             1,601           43                     -                 56           75                 -
         3            -                13            -                     -                  1            -                 -
       (75)           -              (134)           -                     -                (17)          (1)                -
____________________________________________________________________________________________________________________________________

        91           64             1,480           43                     -                 40           74                 -
____________________________________________________________________________________________________________________________________

     1,515            1             2,807        1,734                 2,841             10,355          208             3,368
        34            9               159            -                    52                 60           19                 -
      (710)           -            (4,706)      (1,322)                 (645)            (1,082)          (4)             (275)
____________________________________________________________________________________________________________________________________

       839           10            (1,740)         412                 2,248              9,333          223             3,093
____________________________________________________________________________________________________________________________________

       995          421            (1,875)       1,261                 2,248              9,480          524             3,093
____________________________________________________________________________________________________________________________________

                                                                 83

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2008

7. FOREIGN HOLDINGS RISK
____________________________________________________________________________________________________________________________________

Each Fund may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies.
Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

8. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for
Uncertainty in Income Taxes on January 31, 2008. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2005 - 2007 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended July 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the
United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of July 31, 2008, primarily attributable to certain net operating losses, reclassifications of long-term capital gain distributions on Real Estate Investment Trust securities, reclassifications of capital gain distributions investments in Passive Foreign Investment Companies, foreign currency translation and return of capital which, for tax purposes, are not available to offset future income, were reclassified to the following accounts.

                                                                               Increase/(Decrease)            Increase/(Decrease)
                                                                                  Accumulated                    Undistributed
                                              Increase/(Decrease)                 Net Realized                   Net Investment
                                                Paid-in Capital                       Gain                           Income
                                                     (000)                            (000)                          (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                           $(18,264)                       $ 21,779                       $ (3,515)
Old Mutual Analytic Global Fund                        (114)                           (146)                           260
Old Mutual Clay Finlay China Fund                         -                              26                            (26)
Old Mutual Clay Finlay Emerging Markets Fund              -                              85                            (85)
Old Mutual Copper Rock Fund                           9,171                         (10,040)                           869
Old Mutual International Bond Fund                      186                          (1,994)                         1,808
Old Mutual International Equity Fund                     26                             (24)                            (2)
Old Mutual Provident Fund                               (39)                           (125)                           164
____________________________________________________________________________________________________________________________________

                                                                 84

The tax character of dividends and distributions declared during the year or periods ended July 31, 2008 and 2007 were as follows:

                                                             Ordinary            Long Term             Return of
                                                              Income            Capital Gain            Capital            Total
                                                               (000)               (000)                 (000)             (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund
   2008                                                      $57,467              $    -                  $  -            $57,467
   2007                                                          887                   -                     -                887
Old Mutual Analytic Global Fund
   2008                                                        1,407                 134                   115              1,656
   2007                                                           14                   -                     -                 14
Old Mutual Clay Finlay China Fund
   2008                                                       13,762               1,888                     -             15,650
   2007                                                        1,116                   -                     -              1,116
Old Mutual Clay Finlay Emerging Markets Fund
   2008                                                          635                 180                     -                815
   2007                                                          178                   -                     -                178
Old Mutual Copper Rock Fund
   2008                                                        3,203               2,116                     -              5,319
   2007                                                            -                   -                     -                  -
Old Mutual International Bond Fund(1)
   2008                                                          545                   -                     -                545
Old Mutual International Equity Fund
   2008                                                          654                 245                     -                899
   2007                                                          261                   -                     -                261
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

(1)   The Fund commenced operations on November 19, 2007.

The Old Mutual Provident Fund had no distributions during the year ended July 31, 2008.

As of July 31, 2008, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                            Undistributed  Undistributed                    Post   Post October   Unrealized       Other
                               Ordinary      Long Term    Capital Loss    October   Currency     Appreciation/   Temporary
                                Income      Capital Gain  Carryforwards    Losses     Losses     Depreciation   Differences  Total
                                (000)          (000)          (000)        (000)      (000)         (000)          (000)     (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund       $    -            $-         $(44,260)    $      -     $  -         $(6,440)     $(11,297)  $(61,997)
Old Mutual Analytic
   Global Fund                      -             -           (5,477)        (402)     (25)         (1,452)          (36)    (7,392)
Old Mutual Clay Finlay
   China Fund                     416             -                -       (3,511)       -           2,069             -     (1,026)
Old Mutual Clay Finlay
  Emerging Markets Fund           396             -              (18)      (2,552)     (87)           (388)            -     (2,649)
Old Mutual Copper Rock Fund         -             -                -      (11,451)       -           3,301             -     (8,150)
Old Mutual International
  Bond Fund                     2,209             -                -            -        -             770             -      2,979
Old Mutual International
  Equity Fund                   1,765             -               (8)      (8,174)       -          (4,589)            -    (11,006)
Old Mutual Provident Fund           -             -                -         (681)       -           3,271             -      2,590
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

                                                                 85

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JULY 31, 2008

As of July 31, 2008, the following Funds had capital loss carry forwards available to offset future realized gains through the indicated expiration dates (000):

                                                                                                                2016         Total
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                                                      $44,260       $44,260
Old Mutual Analytic Global Fund                                                                                 5,477         5,477
Old Mutual Clay Finlay Emerging Markets Fund                                                                       18            18
Old Mutual International Equity Fund                                                                                8             8
____________________________________________________________________________________________________________________________________

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short, future contracts and written option contracts, held by each Fund at July 31, 2008 were as follows:

                                                                                                                        Net
                                                                                                                     Unrealized
                                                     Federal Tax           Unrealized             Unrealized        Appreciation/
                                                        Cost              Appreciation           Depreciation       Depreciation
                                                        (000)                (000)                  (000)              (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                              $628,830              $58,931                $(74,505)         $(15,574)
Old Mutual Analytic Global Fund                         28,703                1,017                  (2,540)           (1,523)
Old Mutual Clay Finlay China Fund                       38,588                5,481                  (3,409)            2,072
Old Mutual Clay Finlay Emerging Markets Fund            24,561                1,490                  (1,878)             (388)
Old Mutual Copper Rock Fund                             57,792                5,209                  (1,908)            3,301
Old Mutual International Bond Fund                      22,418                  972                    (198)              774
Old Mutual International Equity Fund                   121,770                7,354                 (11,943)           (4,589)
Old Mutual Provident Fund                               25,694                4,607                  (1,336)            3,271
____________________________________________________________________________________________________________________________________

9. NEW ACCOUNTING PRONOUNCEMENTS
____________________________________________________________________________________________________________________________________

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards No. 157,
Fair Value Measurements ("SFAS 157"). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value and the expanded disclosures about fair value measurements. As of July 31, 2008, the Funds do not believe the adoption of
SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and
Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS
161 may require enhanced disclosures about a fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 may have on the Fund's financial statement disclosures.

10. SUBSEQUENT EVENTS (UNAUDITED)
____________________________________________________________________________________________________________________________________

Recent events have increased volatility in the values of many securities in the Funds' portfolios. For example, subsequent to the date of this report, the U.S. Government placed Fannie Mae and Freddie Mac into conservatorship; Lehman Brothers filed for protection under the bankruptcy laws; the federal government provided emergency AID to American International Group; and Bank of
America agreed to acquire Merrill Lynch. The Schedule of Investments dated as of July 31, 2008 includes securities of some of these issuers and others that have been affected by recent market events. To the extent that the Funds continue to own these securities, the value of these securities will be subject to increased volatility.

                                                                 86

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Funds I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets, and of cash flows for the Old Mutual Analytic Fund and the Old Mutual
Analytic Global Fund and the financial highlights present fairly, in all material respects, the financial position of Old Mutual
Analytic Fund, Old Mutual Analytic Global Fund, Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, Old
Mutual Copper Rock Emerging Growth Fund, Old Mutual International Bond Fund, Old Mutual International Equity Fund and Old Mutual
Provident Mid-Cap Growth Fund (eight of the fifteen funds constituting Old Mutual Funds I, hereafter referred to as the "Funds") at
July 31, 2008 and the results of each of their operations, the changes in each of their net assets and of the cash flows for the Old
Mutual Analytic Fund and the Old Mutual Analytic Global Fund and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/Pricewaterhouse Cooper LLP

Denver, Colorado
September 22, 2008

                                                                 87

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended
July 31, 2008, each Fund is designating the following items with regard to distributions paid during the year.

                                                               Qualifying
                                                              For Corporate                                             Qualified
                                               Long Term       Dividends       Qualifying        U.S.      Qualified    Short Term
                                              Capital Gain     Receivable       Dividend     Government     Interest     Capital
Fund                                          Distribution*   Deduction (1)    Income (2)    Interest (3)  Income (4)    Gain (5)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                       $        -         18.50%          16.15%        3.54%          5.13%      100.00%
Old Mutual Analytic Global Fund                   134,262          6.10%          28.55%        2.75%          4.84%      100.00%
Old Mutual Clay Finlay China Fund               1,887,755          0.00%           6.18%        0.00%          0.66%      100.00%
Old Mutual Clay Finlay Emerging Markets Fund      180,556          0.00%           7.39%        0.00%          0.00%      100.00%
Old Mutual Copper Rock Fund                     2,115,659          0.00%           0.00%        0.00%          0.00%      100.00%
Old Mutual International Bond Fund                      -          0.00%           0.00%       15.11%         29.92%        0.00%
Old Mutual International Equity Fund (6)          245,034          0.00%          38.45%        0.00%          6.85%      100.00%
Old Mutual Provident Fund                               -          0.00%           0.00%        0.00%          0.00%        0.00%

====================================================================================================================================

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax
     Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the Funds in the table to designate the maximum amount permitted by law.

(3)  "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation
     Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs
     Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S.
     withholding tax when paid to foreign investors.

(6)  The fund intends to pass through a foreign tax credit to the shareholders. For the fiscal year ended July 31, 2008, the total amount of foreign source income is $2,893,986 or $0.27 per share. The total amount of foreign taxes to be paid is $333,575 or
     $0.03 per share. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

*    These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

                                                                 88

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling toll-free at 888.7772.2888; (ii) on the Trust's website at oldmutualfunds.com; and
(iii) on the SEC's website at http://www.sec.gov.

Information about how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008 is available on the Trust's website at oldmutualfunds.com and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's
Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free.

                                                                 89

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - July 31, 2008

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Transaction fees may include transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees. Fund-related fees may include ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended July 31, 2008.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the
$10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each share class under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              Annualized      Expenses                                                                      Annualized      Expenses
                                    Beginning     Ending        Expense         Paid                                              Beginning     Ending        Expense         Paid
                                     Account      Account       Ratios       During Six                                            Account      Account       Ratios       During Six
                                      Value        Value      for the Six       Month                                               Value        Value      for the Six       Month
                                     2/01/08      7/31/08     Month Period     Period*                                             2/01/08      7/31/08     Month Period     Period*
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic Fund - Class A                                                            Old Mutual Analytic Global Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $  981.80        2.15%        $10.59            Actual Fund Return               $1,000.00    $  985.20        1.97%        $ 9.72
   Hypothetical 5% Return            1,000.00     1,024.76        2.15          10.82            Hypothetical 5% Return            1,000.00     1,015.07        1.97           9.87
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic Fund - Class C                                                            Old Mutual Clay Finlay China Fund - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       977.20        2.90          14.26            Actual Fund Return                1,000.00       907.10        1.95           9.25
   Hypothetical 5% Return            1,000.00     1,024.72        2.90          14.60            Hypothetical 5% Return            1,000.00     1,024.77        1.95           9.82
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic Fund - Class Z                                                            Old Mutual Clay Finlay China Fund - Class C
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       981.90        1.90           9.36            Actual Fund Return                1,000.00       903.70        2.70          12.78
   Hypothetical 5% Return            1,000.00     1,015.42        1.90           9.52            Hypothetical 5% Return            1,000.00     1,024.73        2.70          13.59
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic Fund - Institutional Class                                                Old Mutual Clay Finlay China Fund - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       983.60        1.85           9.12            Actual Fund Return                1,000.00       908.40        1.70           8.07
   Hypothetical 5% Return            1,000.00     1,024.77        1.85           9.31            Hypothetical 5% Return            1,000.00     1,024.78        1.70           8.56
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic Global Fund - Class A                                                     Old Mutual Clay Finlay China Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       981.90        2.52          12.42            Actual Fund Return                1,000.00       909.60        1.40           6.65
   Hypothetical 5% Return            1,000.00     1,024.74        2.52          12.69            Hypothetical 5% Return            1,000.00     1,017.90        1.40           7.02
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic Global Fund - Class C                                                     Old Mutual Clay Finlay Emerging Markets Fund - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       978.40        3.27          16.09            Actual Fund Return                1,000.00       928.90        2.00           9.59
   Hypothetical 5% Return            1,000.00     1,024.70        3.27          16.46            Hypothetical 5% Return            1,000.00     1,024.76        2.00          10.07
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic Global Fund - Class Z                                                     Old Mutual Clay Finlay Emerging Markets Fund - Class C
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       984.10        2.27          11.20            Actual Fund Return                1,000.00       925.70        2.75          13.17
   Hypothetical 5% Return            1,000.00     1,024.75        2.27          11.43            Hypothetical 5% Return            1,000.00     1,024.73        2.75          13.84
_________________________________________________________________________________________     _________________________________________________________________________________________

                                                                 90

                                                              Annualized      Expenses                                                                      Annualized      Expenses
                                    Beginning     Ending        Expense         Paid                                              Beginning     Ending        Expense         Paid
                                     Account      Account       Ratios       During Six                                            Account      Account       Ratios       During Six
                                      Value        Value      for the Six       Month                                               Value        Value      for the Six       Month
                                     2/01/08      7/31/08     Month Period     Period*                                             2/01/08      7/31/08     Month Period     Period*
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Clay Finlay Emerging Markets Fund - Class Z                                        Old Mutual International Equity Fund - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $  929.90        1.75%        $ 8.40            Actual Fund Return               $1,000.00    $  934.50        1.52%        $ 7.31
   Hypothetical 5% Return            1,000.00     1,024.78        1.75           8.81            Hypothetical 5% Return            1,000.00     1,024.79        1.52           7.65
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Clay Finlay Emerging Markets Fund - Institutional Class                            Old Mutual International Equity Fund - Class C
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       932.00        1.25           6.00            Actual Fund Return                1,000.00       930.00        2.27          10.89
   Hypothetical 5% Return            1,000.00     1,018.65        1.25           6.27            Hypothetical 5% Return            1,000.00     1,024.75        2.27          11.43
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Copper Rock Fund - Class A                                                         Old Mutual International Equity Fund - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       922.40        1.67           7.98            Actual Fund Return                1,000.00       934.90        1.27           6.11
   Hypothetical 5% Return            1,000.00     1,024.78        1.67           8.41            Hypothetical 5% Return            1,000.00     1,024.80        1.27           6.39
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Copper Rock Fund - Class C                                                         Old Mutual International Equity Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       928.40        2.42          11.60            Actual Fund Return                1,000.00       936.00        1.02           4.91
   Hypothetical 5% Return            1,000.00     1,024.74        2.42          12.18            Hypothetical 5% Return            1,000.00     1,019.79        1.02           5.12
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Copper Rock Fund - Class Z                                                         Old Mutual Provident Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       924.60        1.42           6.79            Actual Fund Return                1,000.00     1,021.90        1.15           5.78
   Hypothetical 5% Return            1,000.00     1,024.64        1.42           7.15            Hypothetical 5% Return            1,000.00     1,024.81        1.15           5.79
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Copper Rock Fund - Institutional Class                                             * Expenses are equal to the Fund's annualized expense ratio multiplied by the average
_________________________________________________________________________________________       account value over the period, multiplied by 182/366 (to reflect the one-half year period).
   Actual Fund Return                1,000.00       925.00        1.22           5.84
   Hypothetical 5% Return            1,000.00     1,018.80        1.22           6.12
_________________________________________________________________________________________

Old Mutual International Bond Fund - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,022.70        0.95           4.78
   Hypothetical 5% Return            1,000.00     1,024.82        0.95           4.78
_________________________________________________________________________________________

                                                                 91

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST
As of July 31, 2008 (Unaudited)

Trustees

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Trustees, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, all Trustees and Officers can be contacted c/o Old Mutual Capital, Inc., 4643 South
Ulster Street, 6th Floor, Denver, Colorado 80237. The Statement of Additional Information includes additional information about the
Trustees and is available, without charge, upon request, by calling 888-772-2888 toll-free.

_______________________________________________________________________________________________________________________________________________________________________

INDEPENDENT TRUSTEES
_______________________________________________________________________________________________________________________________________________________________________

                                                                                                           Number of Funds
                                              Term of Office*                                          in the Old Mutual Fund
                          Position(s) Held     and Length of         Principal Occupation(s)               Complex Overseen              Other Directorships
Name and Age               with the Trust       Time Served          During Past Five Years                   by Trustee                   Held by Trustee
_______________________________________________________________________________________________________________________________________________________________________

L. Kent Moore             Chairman of           Since 2004       Chairman, Foothills Energy                     30                TS&W/Claymore Tax-Advantaged
(Age: 52)                 the Board and                          Ventures, LLC, since 2006. Partner,                              Balanced Fund, Old Mutual/
                          Trustee                                WillSource Enterprise, LLC (oil and                              Claymore Long Short Fund, and
                                                                 gas exploration and production),                                 Old Mutual Funds III.
                                                                 since 2005. Managing Director,
                                                                 High Sierra Energy, LP (holding
                                                                 company of natural resource related
                                                                 businesses), 2004 - 2005.
_______________________________________________________________________________________________________________________________________________________________________

John R. Bartholdson       Trustee               Since 2004       Retired. Chief Financial Officer,              61                Old Mutual Insurance Series Fund,
(Age: 63)                                                        The Triumph Group, Inc.                                          Old Mutual Funds II, Old Mutual
                                                                 (manufacturing), 1992 - 2007.                                    Funds III, ING Clarion Real Estate
                                                                                                                                  Income Fund, and ING Clarion Global
                                                                                                                                  Real Estate Income Fund.
_______________________________________________________________________________________________________________________________________________________________________

Robert M. Hamje           Trustee               Since 2004       Retired. President and Chief                   30                TS&W/Claymore Tax-Advantaged
(Age: 66)                                                        Investment Officer, TRW Investment                               Balanced Fund, Old Mutual/
                                                                 Management Company (investment                                   Claymore Long-Short Fund, and
                                                                 management), 1984 - 2003.                                        Old Mutual Funds III.
_______________________________________________________________________________________________________________________________________________________________________

Jarrett B. Kling          Trustee               Since 2004       Managing Director,                             30                Hirtle Callaghan Trust,
(Age: 65)                                                        ING Clarion Real Estate Securities                               ING Clarion Real Estate Income Fund,
                                                                 (investment adviser).                                            ING Clarion Global Real Estate
                                                                                                                                  Income Fund, ING Clarion, and
                                                                                                                                  Old Mutual Funds III.
_______________________________________________________________________________________________________________________________________________________________________

* Trustee of the Trust until such time as his or her successor is duly elected and appointed.

_______________________________________________________________________________________________________________________________________________________________________

INTERESTED TRUSTEE AND ADVISORY TRUSTEE
_______________________________________________________________________________________________________________________________________________________________________

                                                                                                          Number of Funds in
                                              Term of Office*                                            the Old Mutual Fund
                          Position(s) Held     and Length of         Principal Occupation(s)               Complex Overseen              Other Directorships
Name and Age               with the Trust       Time Served          During Past Five Years                   by Trustee                   Held by Trustee
_______________________________________________________________________________________________________________________________________________________________________

Julian F. Sluyters**      Interested            Since 2006       Chief Executive Officer                        30                  Old Mutual Capital, Inc., Old Mutual
(Age: 48)                 Trustee,                               (June 2008 - present),                                             Investment Partners, Old Mutual Fund
                          President,                             President (2006 - present),                                        Services, and Old Mutual Funds III.
                          and Principal                          and Chief Operating Officer
                          Executive Officer                      (2006 - June 2008), Old Mutual
                                                                 Capital, Inc. President and
                                                                 Chief Executive Officer,
                                                                 Scudder family of funds, 2004 -
                                                                 December 2005. Managing Director,
                                                                 UBS Global Asset Management,
                                                                 and President and Chief Executive
                                                                 Officer, UBS Fund Services,
                                                                 2001 - 2003.
_______________________________________________________________________________________________________________________________________________________________________

Walter W. Driver, Jr.***  Advisory Trustee      Since 2006       Chairman - Southeast,                          30                  Total Systems Services, Inc. and
(Age: 63)                                                        Goldman Sachs & Co.,                                               Equifax, Inc.
                                                                 since January 2006.
                                                                 Chairman, King & Spalding LLP
                                                                 (law firm), 1970 - 2006.
_______________________________________________________________________________________________________________________________________________________________________

*   Trustee of the Trust until such time as his or her successor is duly elected and appointed.
**  Mr. Sluyters is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of the Adviser.
*** Mr. Driver commenced service as a Trustee in May 2005. Effective January 20, 2006, he resigned as a Trustee. Effective January
    23, 2006, the Board appointed Mr. Driver an Advisory Trustee of the Trust, with no voting rights.

                                                                 92

Trust Officers

The Board elects the Officers of the Trust to actively supervise its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The
Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

_______________________________________________________________________________________________________________________________________________________________________

Officers
_______________________________________________________________________________________________________________________________________________________________________

                                                             Term of Office*
                                Position(s) Held              and Length of                                          Principal Occupation(s)
Name and Age                     with the Trust                Time Served                                           During Past Five Years
_______________________________________________________________________________________________________________________________________________________________________

Robert T. Kelly              Treasurer and Principal            Since 2006           Vice President, Old Mutual Capital, Inc. and Old Mutual Fund Services,
(Age: 39)                    Financial Officer                                       since October 2006. Vice President of Portfolio Accounting, Founders Asset
                                                                                     Management LLC, 2000 - 2006.
_______________________________________________________________________________________________________________________________________________________________________

James F. Lummanick           Vice President and                 Since 2005           Senior Vice President and Chief Compliance Officer, Old Mutual Capital, Inc.,
(Age: 60)                    Chief Compliance                                        Old Mutual Investment Partners, and Old Mutual Fund Services, Inc., since 2005.
                             Officer                                                 Chief Compliance Officer, Old Mutual Funds II and Old Mutual Insurance Series
                                                                                     Fund, since 2005. Chief Compliance Officer, Old Mutual Funds III, since March
                                                                                     2008. Senior Vice President and Director of Compliance, Calamos Advisors LLC,
                                                                                     2004 - 2005. Vice President and Chief Compliance Officer, Invesco Funds Group,
                                                                                     Inc. 1996 - 2004.
_______________________________________________________________________________________________________________________________________________________________________

Andra C. Ozols               Vice President and                 Since 2005           Senior Vice President, Secretary, and General Counsel, Old Mutual Capital, Inc.,
(Age: 47)                    Secretary                                               since 2005. Executive Vice President (2004 - May 2005), General Counsel and
                                                                                     Secretary (2002 - 2005 and January 1998 - October 1998), and Vice President
                                                                                     (2002 - 2004), ICON Advisors, Inc. Director of ICON Management & Research
                                                                                     Corporation (2003 - 2005). Executive Vice President (2004 - 2005),
                                                                                     General Counsel and Secretary (2002 - 2005) and Vice President (2002 - 2004),
                                                                                     ICON Distributors, Inc. Executive Vice President and Secretary, ICON Insurance
                                                                                     Agency, Inc. (2004 - 2005).
_______________________________________________________________________________________________________________________________________________________________________

Karen S. Proc                Assistant Secretary                Since 2005           Vice President (since 2006) and Associate General Counsel (since 2005),
(Age: 38)                                                                            Old Mutual Capital, Inc. Associate General Counsel, Founders Asset Management
                                                                                     LLC, 2002 - 2005.
_______________________________________________________________________________________________________________________________________________________________________

Kathryn A. Burns             Assistant Treasurer                Since 2006           Regulatory Reporting Manager, Old Mutual Capital, Inc., since August
(Age: 31)                                                                            2006. Manager (2004 - July 2006) and Senior Associate (2001 - 2004),
                                                                                     PricewaterhouseCoopers LLP.
_______________________________________________________________________________________________________________________________________________________________________

Robert D. Lujan              Assistant Treasurer                Since 2006           Fund Services Manager, Old Mutual Capital, Inc., since July 2006. Fund
(Age: 41)                                                                            Accounting Supervisor, Janus Capital Group, 2003 - July 2006. Senior Fund
                                                                                     Accountant, Janus Capital Management L.L.C., 2001 - 2003.
_______________________________________________________________________________________________________________________________________________________________________

* Officer of the Trust until such time as his or her successor is duly elected and qualified.

                                                                 93

CONSIDERATIONS OF THE BOARD IN APPROVING INVESTMENT
ADVISORY AGREEMENTS AND INVESTMENT SUB-ADVISORY
AGREEMENTS (Unaudited)

Summary of Advisory and Sub-Advisory Agreements Approved by the Board

Old Mutual Analytic Fund (f/k/a Old Mutual Analytic Defensive Equity Fund) (the "Analytic Fund").

On May 22, 2008, the Board approved the renewal, on behalf of the Analytic Fund, of the advisory agreement (the "Analytic Advisory
Agreement"), between the Old Mutual Funds I (the "Trust") and Old Mutual Capital, Inc. ("OMCAP"), as well as the renewal of the sub-advisory agreement (the "Analytic Sub-Advisory Agreement") among the Trust, OMCAP, and Analytic Investors, LLC ("Analytic"),
with each to continue in effect through July 31, 2009.

Old Mutual Analytic Global Fund (f/k/a/ Old Mutual Analytic Global Defensive Equity Fund) (the "Analytic Global Fund").

On May 22, 2008, the Board approved the renewal, on behalf of the Analytic Global Fund, of the advisory agreement (the "Analytic
Global Advisory Agreement"), between the Trust and OMCAP, as well as the renewal of the sub-advisory agreement (the "Analytic Global
Sub-Advisory Agreement") among the Trust, OMCAP, and Analytic, with each to continue in effect through July 31, 2009.

Old Mutual Copper Rock Emerging Growth Fund (the "Copper Rock Fund").

On May 22, 2008, the Board approved the renewal, on behalf of the Copper Rock Fund, of the advisory agreement (the "Emerging Growth
Advisory Agreement"), between the Trust and OMCAP, as well as the renewal of the sub-advisory agreement (the "Emerging Growth
Sub-Advisory Agreement") among the Trust, OMCAP, and Copper Rock Capital Partners, LLC ("Copper Rock"), with each to continue in effect through July 31, 2009.

Old Mutual International Equity Fund (the "International Equity Fund").

On May 22, 2008, the Board approved the renewal, on behalf of the International Equity Fund, of the advisory agreement (the
"International Equity Advisory Agreement"), between the Trust and OMCAP, as well as the renewal of the sub-advisory agreements (the
"International Equity Sub-Advisory Agreements") among the Trust, OMCAP, and Clay Finlay, LLC ("Clay Finlay") and the Trust, OMCAP,
and Acadian Asset Management, LLC ("Acadian") with each to continue in effect through July 31, 2009.

Old Mutual Clay Finlay China Fund (the "China Fund").

On May 22, 2008, the Board approved the renewal, on behalf of the China Fund, of the advisory agreement (the "China Advisory
Agreement"), between the Trust and OMCAP, as well as the renewal of the sub-advisory agreement (the "China Sub-Advisory Agreement")
among the Trust, OMCAP, and Clay Finlay, with each to continue in effect through July 31, 2009.

Old Mutual Clay Finlay Emerging Markets Fund (the "Emerging Markets Fund").

On May 22, 2008, the Board approved the renewal, on behalf of the Emerging Markets Fund, of the advisory agreement (the "Emerging
Markets Advisory Agreement"), between the Trust and OMCAP, as well as the renewal of the sub-advisory agreement (the "Emerging
Markets Sub-Advisory Agreement") among the Trust, OMCAP, and Clay Finlay, with each to continue in effect through July 31, 2009.

The following discussion outlines the background of the proposals and the Board's considerations.

Description of Advisor

Old Mutual Capital, Inc.

OMCAP was formed and registered as an investment advisor with the Securities and Exchange Commission ("SEC") in May 2004. OMCAP is a
wholly-owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a wholly-owned subsidiary of OM Group (UK) Limited, which, in turn, is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm. As of July 31, 2008, OMCAP managed approximately $3.4 billion in mutual fund assets. OMCAP has served as investment advisor to the
Trust since its inception and is an affiliate of the Sub-Advisors through common ownership by OMUSH.

Description of the Sub-Advisors (each, a "Sub-Advisor and, collectively, the "Sub-Advisors")

Acadian, a Delaware limited liability company located at One Post Office Square, 20th Floor, Boston, Massachusetts 02109, has
provided investment management services since 1977. As of June 30, 2008, Acadian had $77.4 billion in assets under management.
Acadian is a majority-owned subsidiary of OMUSH.

Analytic, a Delaware limited liability company located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, has
provided investment management services since 1970. As of July 31, 2008, Analytic had $11.3 billion in assets under management.
Analytic is a majority-owned subsidiary of OMUSH.

                                                                 94

Clay Finlay, a Delaware limited liability company located at 12 East 49th Street, 32nd Floor, New York, New York 10017, is a
global equity management firm founded in 1982 and headquartered in New York, with offices in London and Tokyo. As of June 30, 2008,
Clay Finlay had $4.3 billion in assets under management. Clay Finlay is a majority-owned subsidiary of OMUSH.

Copper Rock, a Delaware limited liability company located at 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116, has
provided investment management services since 2005. As of June 30, 2008, Copper Rock held discretionary management authority with respect to approximately $2.6 billion in assets under management. Copper Rock is a majority-owned subsidiary of OMUSH.

Considerations of the Board

This section describes the factors considered by the Board of Trustees of the Trust (the "Board" or the "Trustees") in approving the renewal of the following agreements (collectively, the "Agreements') through July 31, 2009: (1) the Analytic Advisory Agreement and
Analytic Sub-Advisory Agreement; (2) the Analytic Global Advisory Agreement and Analytic Global Sub-Advisory Agreement; (3) the
Emerging Growth Advisory Agreement and Emerging Growth Sub-Advisory Agreement; (4) the International Equity Advisory Agreement and
International Equity Sub-Advisory Agreements; (5) the China Advisory Agreement and China Sub-Advisory Agreement; and (6) the
Emerging Markets Advisory Agreement and Emerging Markets Sub-Advisory Agreement. (The Analytic Fund, the Analytic Global Fund, the
Emerging Markets Fund, the International Equity Fund, the China Fund, and the Emerging Growth Fund are referred to hereinafter, collectively, as the "Portfolios").

In determining whether it was appropriate to approve the Agreements, the Board requested information, provided by the Advisor and each Sub-Advisor, which it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by independent legal counsel with respect to its deliberations. The Board received reports prepared by
Lipper, Inc. ("Lipper"), a mutual fund statistical service, detailing comparative mutual fund advisory fees, expenses levels, and performance rankings (the "Lipper Report(s)"). In considering the fairness and reasonableness of the Agreements, the Board reviewed numerous factors, with respect to each applicable Portfolio separately, including the following:

     o the nature of the services to be provided under the Advisory and Sub-Advisory Agreements;

     o the requirements of each Portfolio for the services provided by the Advisor and the Sub-Advisors;

     o the quality of the services provided, including information contained in the Advisor's and Sub-Advisors' 15(c) responses and/or the Lipper Report(s) comparing the performance results of the Portfolios, as well as those of appropriate market indices;

     o the fees payable for the services;

     o advisory fee levels compared to other similar investment accounts managed by the Advisor and the Sub-Advisors;

     o the total expenses of each Portfolio compared to those of each Portfolio's respective peer group;

     o the commitment of the Advisor to cap certain Portfolio expenses through the contractual deferral of advisory fees and/or reimbursement of expenses, and the fact that the Advisor may seek payment of such deferred fees or reimbursement of such absorbed expenses within a specified period of time after the fiscal year in which fees were deferred or expenses were absorbed, subject to the original contractual expense limitation in effect at the time;

     o the financial condition of the Advisor and the Sub-Advisors, including financial statements and profitability analyses provided by each;

     o fall-out benefits received by the Advisor and Sub-Advisors, including sources of revenue to the Advisor's affiliates through administration fees, website services fees, and retention of a portion of the sales charge on Class A shares;

     o soft dollar benefits which may enhance the ability of the Advisor or the Sub-Advisors to obtain research and brokerage services through soft dollar Trust trades which, in turn, may inure to the benefit of their other clients;

     o portfolio management statistics such as portfolio turnover and brokerage commission expenses;

     o OMCAP's role as Advisor to the Trust, which may add to its prestige and visibility in the investment community and make it more attractive to potential clients;

     o the economies of scale available to the Advisor and the Sub-Advisors and the resulting economies of scale passed on to shareholders;

     o the capabilities of the Advisor and the Sub-Advisors, including personnel resources;

     o fees charged by the Advisor to funds, other than those of the Trust, which are managed by the Advisor;

     o current economic and industry trends; and

     o the overall balance of shareholder benefits versus Advisor and Sub-Advisor benefits.

                                                                 95

CONSIDERATIONS OF THE BOARD IN APPROVING INVESTMENT
ADVISORY AGREEMENTS AND INVESTMENT SUB-ADVISORY
AGREEMENTS - concluded (Unaudited)

Current management fees and effective management fees after expense limitations were reviewed in the context of OMCAP's costs of providing services and its profitability. In addition, the Trustees reviewed the Lipper Report(s), comparing a Portfolio's expense ratio, advisory fee, and performance with comparable mutual funds. The Trustees noted that most of the Portfolios were relatively new and that the Advisor had not yet realized a profit in each case. Similarly, the Trustees reviewed the costs of each Sub-Advisor in providing the services and the profitability to each Sub-Advisor with respect to each Portfolio.

In connection with the approval of the renewal of the Analytic Advisory Agreement and the Analytic Sub-Advisory Agreement to
continue in effect with respect to the Analytic Fund through July 31, 2009, the Trustees considered the fact that the total current operating expenses of the Analytic Fund of 1.30%, excluding service fees, dividend expense on short sales and interest expense, ranked the Analytic Fund 3(rd) out of a peer group of 6 funds.

The Trustees considered the fact that the contractual advisor management fee for the Analytic Fund was lower than four funds in the
Fund's peer group and higher than one fund in its peer group. The Trustees considered the fact that the total return performance for the Analytic Fund of -8.91% for the one-year ended March 31, 2008 was better than two funds in the Fund's peer group but below three funds in the peer group. The Trustees considered the fact that the total return performance of the Analytic Fund of 0.10% for the two-year period ended March 31, 2008 was better than two funds in the peer group but below two funds in the peer group, and it considered the fact that the total return performance of the Analytic Fund of 3.73% for the three-year period ended March 31, 2008 was better than one fund in its peer group but below two funds in the peer group.

In connection with the approval of the renewal of the Analytic Global Advisory Agreement and the Analytic Global Sub-Advisory
Agreement to continue in effect with respect to the Analytic Global Fund through July 31, 2009, the Trustees considered the fact that the total current operating expenses of the Analytic Global Fund of 1.70%, excluding service fees, dividend expense on short sales and interest expense, ranked the Analytic Global Fund sixth out of a peer group of seven funds.

The Trustees considered the fact that the contractual advisor management fee for the Analytic Global Fund was lower than three funds in the Portfolio's peer group and higher than three funds in its peer group. The Trustees considered the fact that the total return performance for the Analytic Global Fund of -12.91% for the one-year ended March 31, 2008 was below the other funds in the peer group. The Board considered the fact that the total return performance of the Analytic Global Fund of -0.47% for the period since inception and ended March 31, 2008 was below the other funds in its peer group. The Board considered the continuing efforts of OMCAP with respect to performance.

In connection with the approval of the renewal of the Emerging Growth Advisory Agreement and the Emerging Growth Sub-Advisory
Agreement to continue in effect with respect to the Emerging Growth Fund through July 31, 2009, the Trustees considered the fact that the total current operating expenses of the Emerging Growth Fund of 1.42%, excluding service fees, ranked the Emerging Growth
Fund eighth out of a peer group of 13 funds. The Board considered the continuing efforts of OMCAP with respect to performance.

The Trustees considered the fact that the contractual advisor management fee for the Emerging Growth Fund was lower than nine funds in the Portfolio's peer group and higher than three funds in its peer group. The Trustees considered the fact that the total return performance for the Emerging Growth Fund of -12.78% for the one-year ended March 31, 2008 was better than five funds in the Fund's peer group but below seven funds in the peer group. The Trustees considered the fact that the total return performance of the
Emerging Growth Fund of -6.76% for the two-year period ended March 31, 2008 was better than four funds in the Fund's peer group but below eight funds in the peer group. The Trustees considered the fact that the total return performance of 1.98% for the period since inception and ended March 31, 2008 was better than nine funds in its peer group but below three other funds in its peer group.

In connection with the approval of the renewal of the International Equity Advisory Agreement and the International Equity
Sub-Advisory Agreements to continue in effect with respect to the International Equity Fund through July 31, 2009, the Trustees considered the fact that the total current operating expenses of the International Equity Fund of 1.27%, excluding service fees, ranked the International Equity Fund third out of a peer group of 11 funds.

The Trustees considered the fact that the contractual advisor management fee for the International Equity Fund was lower than four funds in the Portfolio's peer group and higher than six funds in its peer group. The Trustees considered the fact that the total return performance for the International Equity Fund of -6.81% for the one-year ended March 31, 2008 was better than one fund in the
Fund's peer group but below ten funds in the peer group. The Trustees considered the fact that the total return performance of the
Emerging Growth Fund of 6.46% for the two-year period ended March 31, 2008 was below the other seven funds in the peer group. The
Trustees considered the fact that the total return performance of 9.67% for the period since inception and ended March 31, 2008 was below the other seven other funds in its peer group.

In connection with the approval of the renewal of the China Advisory Agreement and the China Sub-Advisory Agreement to continue in effect with respect to the China Fund through July 31, 2009, the Trustees considered the fact that the total current operating expenses of the China Fund of 1.70%, excluding service fees, ranked the China Fund seventh out of a peer group of eight funds.

The Trustees considered the fact that the contractual advisor management fee for the China Fund was higher than the other seven funds in its peer group. The Trustees considered the fact that the total return performance for the China Fund of 13.87% for the one-year ended March 31, 2008 was better than one fund in the Fund's peer group but below six funds in the peer group. The Trustees considered the fact that the total return performance of the China Fund of 30.05% for the two-year period ended March 31, 2008 was better than four funds in the Fund's peer group but below three funds in the peer group. The Trustees considered the fact that the total return performance of 38.98% for the period since inception and ended March 31, 2008 was better than four funds in its peer group but below two other funds in its peer group.

                                                                 96

In connection with the approval of the renewal of the Emerging Markets Advisory Agreement and the Emerging Markets Sub-Advisory
Agreement to continue in effect with respect to the Emerging Markets Fund through July 31, 2009, the Trustees considered the fact that the total current operating expenses of the Emerging Markets Fund of 1.75%, excluding service fees, ranked the Emerging Markets
Fund fourth out of a peer group of nine funds.

The Trustees considered the fact that the contractual advisor management fee for the Emerging Markets Fund was lower than six other funds in its peer group but higher than two funds in the group. The Trustees considered the fact that the total return performance for the Emerging Markets Fund of 13.94% for the one-year ended March 31, 2008 was better than two funds in the Fund's peer group but below six funds in the peer group. The Trustees considered the fact that the total return performance of the Emerging Markets Fund of 19.51% for the two-year period ended March 31, 2008 was better than two funds in the Fund's peer group but below three funds in the peer group. The Trustees considered the fact that the total return performance of 23.71% for the period since inception and ended March 31, 2008 was better than two funds in its peer group but below three other funds in its peer group.

The Trustees considered the profitability of the Portfolios to OMCAP and the Sub-Advisors, noting the indirect profits attributed to the Adviser and its parent derived from sub-advisory fees. The Trustees also considered the effect of receipt of soft dollar, or soft commission, benefits and other fall-out benefits that OMCAP and the Sub-Advisors may realize through their management of the
Portfolios.

Board Approvals

The Board reviewed additional information provided by the Advisor and the Sub-Advisors. Following extended discussions concerning this information, the Board determined that the Agreements were reasonable in light of the nature and the quality of the services provided, and that renewal of the agreements was consistent with the best interests of each Portfolio, as applicable, and shareholders. The Board, including all of the trustees who are not "interested persons" of the Trust, voting separately at meetings held in-person, unanimously approved the Agreements on the basis of the foregoing review and discussions. The Board concluded, among other things:

     o that the level of fees to be charged by the Advisor to the Portfolios is comparable to the fees charged by the Advisor to the other similar funds it advises, as well as to fees charged by other investment advisors and investment sub-advisors to other funds with similar investment or allocation strategies, and is therefore reasonable, considering the services provided by the
       Advisor and the Sub-Advisors;

     o that each Portfolio's performance was competitive with that of its performance peer group;

     o that each Sub-Advisor is under common control with the Advisor, which allows for greater coordination and monitoring of the nature and quality of sub-advisory services;

     o that the Advisor's willingness to voluntarily defer its fees and reimburse expenses to reduce Portfolio expenses indicates a high level of commitment on the part of the Advisor;

     o that the profitability of each Portfolio to the Advisor and each Sub-Advisor, when positive, was reasonable in light of all the circumstances;

     o that the Advisory Agreements (with respect to each Portfolio except the Analytic Fund and the Emerging Growth Fund) contain breakpoints, which will allow shareholders to realize economies of scale as the Portfolios' assets increase;

     o that certain economies of scale factor in approving the Agreements at the present time;

     o that, because of the Copper Rock Fund's capacity constraints and the Analytic Fund's and Analytic Global Fund's complexity and the level of oversight required with respect thereto, it was premature to consider economies of scale as a factor in approving the renewal of the Advisory Agreement with respect to such Portfolios;

     o that the Advisor and Sub-Advisors are experienced and possess significant experience in managing particular asset classes;

     o that the Advisor and the Sub-Advisors have demonstrated their commitment to provide sufficient staffing resources and capabilities to manage the Portfolios, including the retention of personnel with relevant investment management experience;

     o that the Advisor and Sub-Advisors appear to have overall high quality in terms of their personnel, operations, financial condition, investment management capabilities, methodologies and performance;

     o that the website and administrative fees are competitive;

     o that the sales charge for Class A shares, of which the Advisor's affiliated broker-dealer retained only a portion, was competitive; and

     o that the receipt of research and brokerage services through soft dollar Trust trades would strengthen the investment management resources of the Advisor, which might ultimately benefit the Portfolios, as well as other funds within the Trust and in the Old Mutual complex.

                                                                 97

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds I, please contact us at:

     | By Telephone:
     |
     | 888.772.2888
     |
     | By Mail:
     |
     | Old Mutual Funds I
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     |
     | oldmutualfunds.com

This annual report is intended for the information of Old Mutual
Funds I shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old
Mutual Funds I, by visiting oldmutualfunds.com or by calling
888.772.2888. Please read the prospectus carefully before investing.

                                                                                                                   [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-08-354 09/2008

Item 2.	Code of Ethics.

(a)
As of the end of the period covered by this report, Old Mutual Funds I (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”).

(c)
During the period covered by this report, no amendments have been made to a provision of the registrant’s code of ethics that applies to the registrant’s PEO or PFO, and that relates to any element of the “code of ethics” definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)
During the period covered by this report, the registrant has not granted a waiver, including an implicit waiver, from a provision of the registrant’s code of ethics to the registrant’s PEO or PFO that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

(f)(1)	A copy of the registrant’s code of ethics is filed as an exhibit to this report, pursuant to Item 12(a)(1) of Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)
The board of trustees of the registrant (the “board”) has determined that the registrant has an “audit committee financial expert” serving on its audit committee, as that term is defined in paragraph (b) of Item 3 of Form N-CSR.

(a)(2)
The name of the audit committee financial expert is John R. Bartholdson.  Mr. Bartholdson is an “independent” member of the audit committee as that term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending July 31, 2008 and 2007 were $374,000 and $370,000, respectively.

(b)
Audit-Related Fees – The aggregate fees billed to the registrant by its principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported under paragraph (a) of this Item 4 for the fiscal years ending July 31, 2008 and 2007 were $61,000 and $0, respectively.

The aggregate fees billed for assurance and related services by the registrant’s principal accountant to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (collectively, the “Service Providers”) that were reasonably related to the performance of the audit of the registrant’s financial statements, which required pre-approval by the board’s audit committee, for the fiscal years ending July 31, 2008 and 2007 were $5,000 and $58,000, respectively.  These fees were for the review of the registrant’s registration statement and semi-annual report to shareholders.

(c)
Tax Fees – The aggregate fees billed to the registrant by its principal accountant for professional services rendered by the accountant for tax compliance, tax advice, and tax planning (“tax fees”) for the fiscal years ending July 31, 2008 and 2007 were $12,000 and $0, respectively.  These fees were for the review of certain excise distributions calculations performed by the registrant’s sub-administrator.

The aggregate tax fees billed by the registrant’s principal accountant to the Service Providers, which required pre-approval by the board’s audit committee, for the fiscal years ending July 31, 2008 and 2007 were $0 and $0, respectively.

(d)
All Other Fees – The aggregate fees billed to the registrant by its principal accountant for products and services provided by the accountant, other than the services reported in paragraphs (a), (b), and (c) of this Item 4 (“all other fees”), for the fiscal years ending July 31, 2008 and 2007 were $0 and $0, respectively.

The aggregate of all other fees billed by the registrant’s principal accountant to the Service Providers, which required pre-approval by the board’s audit committee, for the fiscal years ending July 31, 2008 and 2007 were $0 and $137,000, respectively.   These fees were for the review of the registration statements and semi-annual reports to shareholders of other investment companies with the same investment adviser as the registrant.

(e)(1)
The board’s audit committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the registrant by its independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the registrant.  Such preapproval may be granted by one or more members of the audit committee, so long as any such member’s decision to preapprove is presented to the full audit committee, solely for information purposes, at its next scheduled meeting.

(e)(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
For the fiscal years ending July 31, 2008 and 2007, the aggregate non-audit fees billed by the registrant’s principal accountant to the registrant and the Service Providers were $78,000 and $195,000, respectively.

(h)
The board’s audit committee has considered whether the provision of non-audit services by the registrant’s principal accountant to the Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

SCHEDULE I – INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.	Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant’s PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant’s management, including the registrant’s PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)
During the quarter ended July 31, 2008, there has been no change in the registrant’s internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1)	Attached hereto as Exhibit EX-99.CODE ETH.

(a)(2)
Attached hereto as Exhibit EX-99.CERT.  Julian F. Sluyters is the registrant’s Principal Executive Officer and for the period covered by this report, Mr. Sluyters also performed the function of Principal Financial Officer.

(a)(3)	Not applicable.

(b)
Attached hereto as Exhibit EX-99.906CERT.  Julian F. Sluyters is the registrant’s Principal Executive Officer and for the period covered by this report, Mr. Sluyters also performed the function of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OLD MUTUAL FUNDS I

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, President

Date:	September 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, Principal Executive Officer

Date:	September 19, 2008

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, performing the function of
Principal Financial Officer

Date:	September 19, 2008